UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2018

Date of reporting period:    December 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

Effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio will invest. The performance shown in the report for periods prior to May 1, 2018 is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a portfolio of equity and fixed-income securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Under normal circumstances, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities with a goal of providing moderate upside potential without excessive volatility. The Portfolio also seeks exposure to real assets by investing in real estate-related equity securities (including real estate investment trusts “REITs”), natural resource equity securities and inflation-sensitive equity securities, which are equity securities of companies that the Adviser believes maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”). The Portfolio pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

The Adviser expects that the Portfolio will normally invest a greater percentage of its total assets in equity securities than in fixed-income securities, and will generally invest in equity securities both directly and through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A significant portion of the Portfolio’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”). Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Portfolio. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the equity portion of the Portfolio’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

In addition, the Portfolio seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”), each a registered investment company advised by the Adviser. Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others. The Portfolio also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. The Adviser selects an Underlying Portfolio based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Portfolio’s overall portfolio.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock.

The Portfolio expects to enter into derivative transactions, such as options, futures contracts, forwards and swaps.

AB Variable Products Series Fund

Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency-related derivatives to hedge foreign currency exposure.

The Adviser may employ currency hedging strategies in the Portfolio or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio or the Underlying Portfolios, but it is not required to do so. The Adviser will generally employ currency hedging strategies more frequently in the fixed-income portion of the Portfolio than in the equity portion.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the one-, five- and 10-year periods ended December 31, 2018. The table also includes the Portfolio’s previous benchmark, the Standard & Poor’s (“S&P”) 500 Index.

For the annual period, all share classes of the Portfolio outperformed the primary benchmark, but underperformed the Bloomberg Barclays Global Aggregate Bond Index and the S&P 500 Index. The Portfolio’s overall allocation of 60% US stocks and 40% non-US stocks contributed to performance, relative to the benchmark, as US and developed markets outperformed emerging markets. Within regional allocations, positive stock selection in US large-cap stocks, international small-cap stocks and US small/mid-cap growth stocks contributed, while stock selection in US small-cap, US small/mid-cap value, international markets and emerging markets detracted. Diversifiers, including REITS, commodity producers and inflation-sensitive equities detracted from returns. Fixed-income holdings made a positive contribution.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including futures, forwards, Consumer Price Index swaps and purchased swaptions, which detracted from absolute returns; credit default swaps, interest rate swaps and written swaptions contributed.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the period as investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment, and as the benefits of tax reform roll off. The US Federal Reserve raised rates four times during the period as expected, but softened its tone in December, and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in China toward the end of the period. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

This environment produced a mirror image performance for bonds. Global bonds ended 2018 in positive territory, staging a significant comeback in the fourth quarter on rising volatility and the flight to quality.

The Portfolio’s Senior Investment Management Team seeks improved equity risk control by utilizing a blend of US, emerging- and international-market equities as well as diversifiers in the form of real estate, natural resources and pricing power equities. The Portfolio also features a global fixed-income component to benefit from international bond diversification and the low correlation of fixed income and equities. The blended equity and fixed-income exposures, combined with an emphasis on companies with historical and projected stable earnings and higher profitability, offers the potential to achieve higher risk-adjusted returns.

BALANCED WEALTH STRATEGY PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or US or non-US securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments in securities denominated in foreign currencies or reduce the Portfolio’s returns.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

(Disclosures, Risks and Note About Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Active Trading Risk: The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Contractholders.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

BALANCED WEALTH STRATEGY PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Balanced Wealth Strategy Portfolio Class A	-6.17%	4.43%	8.24%

Balanced Wealth Strategy Portfolio Class B	-6.41%	4.16%	7.96%

Primary Benchmark: MSCI ACWI (net)[2]	-9.42%	4.26%	9.46%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	1.76%	3.44%	3.78%

S&P 500 Index	-4.38%	8.49%	13.12%

1   Average annual returns.

2   Effective May 1, 2018, in connection with the changes in investment strategy, the broad-based index used for comparison with the Portfolio’s performance has changed from the S&P 500 Index to the MSCI ACWI (net) because the new index more closely reflects the Portfolio’s equity investments.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97% and 1.22% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.74% and 0.99% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2019 and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 to 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Balanced Wealth Strategy Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

BALANCED WEALTH STRATEGY PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$936.70	$2.88	0.59%	$3.95	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.23	$3.01	0.59%	$4.13	0.81%

Class B
Actual	$1,000	$935.90	$4.10	0.84%	$5.17	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.97	$4.28	0.84%	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Notes 1.25%, 5/31/19	$4,053,988	1.7%
Microsoft Corp.	2,909,981	1.2
Alphabet, Inc.	2,903,114	1.2
Japanese Government CPI Linked Bond, Series 23, 0.10%, 3/10/28	2,591,953	1.1
Royal Dutch Shell PLC	2,468,058	1.0
Apple, Inc.	2,211,830	0.9
Brazil Letras do Tesouro Nacional, Series LTN, Zero Coupon, 7/01/19	2,122,905	0.9
French Republic Government Bond OAT 0.50%, 5/25/25	1,718,703	0.7
Berkshire Hathaway, Inc.	1,701,432	0.7
JPMorgan Chase & Co.	1,684,824	0.7

	$24,366,788	10.1%

SECURITY TYPE BREAKDOWN2

December 31, 2018 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$154,130,781	62.6%
Corporates—Investment Grade	22,309,405	9.1
Governments—Treasuries	20,471,597	8.3
Mortgage Pass-Throughs	7,688,060	3.1
Inflation-Linked Securities	7,001,215	2.8
Collateralized Mortgage Obligations	5,580,681	2.3
Corporates—Non-Investment Grade	5,374,069	2.2
Commercial Mortgage-Backed Securities	5,336,470	2.2
Emerging Markets—Treasuries	2,341,251	0.9
Covered Bonds	2,333,090	0.9
Asset-Backed Securities	1,917,401	0.8
Collateralized Loan Obligations	1,355,132	0.6
Governments—Sovereign Agencies	1,289,495	0.5
Other[3]	3,240,379	1.3
Short-Term Investments	5,831,756	2.4

Total Investments	$246,200,782	100.0%

1	Long-term investments. Table shown includes investments of Underlying Portfolios.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Table shown includes investments of Underlying Portfolios.

3	“Other” represents less than 0.3% weightings in the following security types: Emerging Markets—Corporate Bonds, Emerging Markets—Sovereigns, Equity Linked Notes, Governments—Sovereign Bonds, Investment Companies, Local Governments—Provincial Bonds, Local Governments—US Municipal Bonds, Preferred Stocks, Quasi-Sovereigns and Rights.

BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$132,807,186	54.0%
Japan	18,547,269	7.5
United Kingdom	12,456,686	5.1
France	8,992,044	3.7
Canada	6,658,441	2.7
Spain	5,726,645	2.3
Switzerland	4,929,361	2.0
China	4,797,654	1.9
Australia	4,777,111	1.9
Italy	3,773,566	1.5
Brazil	3,550,395	1.4
Germany	3,335,247	1.4
India	2,397,895	1.0
Other	27,619,526	11.2
Short-Term Investments	5,831,756	2.4

Total Investments	$246,200,782	100.0%

1	All data are as of December 31, 2018. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Table shown includes investments of Underlying Portfolios. “Other” country weightings represent 0.9% or less in the following countries: Argentina, Austria, Belgium, Bermuda, Cayman Islands, Chile, Costa Rica, Denmark, Dominican Republic, Faroe Islands, Finland, Georgia, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Ivory Coast, Kenya, Luxembourg, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Sweden, Taiwan, Thailand, Turkey, United Arab Emirates and Vietnam.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–38.1%

INFORMATION TECHNOLOGY–6.3%
COMMUNICATIONS EQUIPMENT–0.6%
Cisco Systems, Inc.	18,747	$812,308
F5 Networks, Inc.(a)	476	77,126
Nokia Oyj (Sponsored ADR)–Class A	97,644	568,288

		1,457,722

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
Avnet, Inc.	2,054	74,149
CDW Corp./DE	4,828	391,310

		465,459

IT SERVICES–1.5%
Amadeus IT Group SA–Class A	759	52,809
Automatic Data Processing, Inc.	663	86,933
Cognizant Technology Solutions Corp.–Class A	7,698	488,669
Fidelity National Information Services, Inc.	6,768	694,058
Mastercard, Inc.–Class A	575	108,474
Paychex, Inc.	1,202	78,310
Total System Services, Inc.	6,419	521,800
Visa, Inc.–Class A	11,358	1,498,575

		3,529,628

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.8%
Intel Corp.	14,210	666,875
Texas Instruments, Inc.	6,612	624,835
Xilinx, Inc.	7,937	675,994

		1,967,704

SOFTWARE–2.0%
Adobe, Inc.(a)	2,888	653,381
Citrix Systems, Inc.	320	32,787
Dassault Systemes SE	444	52,738
Fortinet, Inc.(a)	620	43,666
Microsoft Corp.	28,650	2,909,981
Oracle Corp.	25,835	1,166,450
Trend Micro, Inc./Japan	700	37,825
VMware, Inc.–Class A	82	11,245

		4,908,073

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.2%
Apple, Inc.	14,022	2,211,830
HP, Inc.	20,946	428,555
Xerox Corp.	19,156	378,523

		3,018,908

		15,347,494

Company	Shares	U.S. $ Value

REAL ESTATE–4.9%
DIVERSIFIED REAL ESTATE ACTIVITIES–0.2%
City Developments Ltd.	10,000	$59,617
Mitsubishi Estate Co., Ltd.	3,000	47,200
Mitsui Fudosan Co., Ltd.	9,300	206,571
Sumitomo Realty & Development Co., Ltd.	3,400	124,469
UOL Group Ltd.	6,800	30,926

		468,783

DIVERSIFIED REITS–0.2%
Armada Hoffler Properties, Inc.	5,590	78,595
Empire State Realty Trust, Inc.–Class A	4,050	57,631
Fibra Uno Administracion SA de CV	20,370	22,649
GPT Group (The)	30,470	114,660
H&R Real Estate Investment Trust	4,364	66,010
Hulic Reit, Inc.	53	82,297
Kenedix Office Investment Corp.–Class A	8	51,063
Merlin Properties Socimi SA	5,264	65,028
Mirvac Group	38,500	60,804

		598,737

HEALTH CARE REITS–0.2%
HCP, Inc.	5,640	157,525
Medical Properties Trust, Inc.	6,890	110,791
Omega Healthcare Investors, Inc.	2,330	81,900
Sabra Health Care REIT, Inc.	5,250	86,520

		436,736

HOTEL & RESORT REITS–0.1%
Park Hotels & Resorts, Inc.	3,980	103,400
RLJ Lodging Trust	4,780	78,392

		181,792

INDUSTRIAL REITS–0.3%
Duke Realty Corp.	4,870	126,133
Goodman Group	9,360	70,114
Nippon Prologis REIT, Inc.	29	61,204
Prologis, Inc.	4,290	251,909
Rexford Industrial Realty, Inc.	2,480	73,086
Segro PLC	9,370	70,342
STAG Industrial, Inc.	3,460	86,085
Tritax Big Box REIT PLC	24,260	40,608

		779,481

OFFICE REITS–0.4%
Alexandria Real Estate Equities, Inc.	1,285	148,083
Boston Properties, Inc.	1,150	129,433
Brandywine Realty Trust	3,450	44,402
CapitaLand Commercial Trust	57,300	73,598
Champion REIT	61,000	41,736
City Office REIT, Inc.	2,980	30,545
Great Portland Estates PLC	7,520	63,213
Hibernia REIT PLC	13,800	19,796

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Highwoods Properties, Inc.	1,340	$51,845
Ichigo Office REIT Investment	54	47,684
Inmobiliaria Colonial Socimi SA	4,650	43,347
Japan Real Estate Investment Corp.	8	44,917
Kilroy Realty Corp.	1,140	71,683
Mori Trust Sogo Reit, Inc.	30	43,681
Nippon Building Fund, Inc.	10	62,968
Orix JREIT, Inc.	27	44,901

		961,832

REAL ESTATE DEVELOPMENT–0.1%
CK Asset Holdings Ltd.	25,500	186,573
Instone Real Estate Group AG(a)(b)	1,030	19,590
Metrovacesa SA(a)(b)	1,880	23,849

		230,012

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
CBRE Group, Inc.–Class A(a)	15,241	610,249
Daito Trust Construction Co., Ltd.	200	27,381
Wharf Holdings Ltd. (The)	1,000	2,607

		640,237

REAL ESTATE OPERATING COMPANIES–0.5%
Aroundtown SA	13,590	112,742
Azrieli Group Ltd.	920	44,014
CA Immobilien Anlagen AG	2,120	67,089
Deutsche Wohnen SE	3,960	180,975
Entra ASA(b)	2,988	39,794
Essential Properties Realty Trust, Inc.	6,070	84,009
Fabege AB	4,480	59,880
Hemfosa Fastigheter AB	6,030	47,584
Kungsleden AB	4,850	34,496
Nyfosa AB(a)	6,030	29,089
Swire Properties Ltd.	23,000	80,814
TLG Immobilien AG	1,550	42,882
Vonovia SE	4,772	215,116
Wharf Real Estate Investment Co., Ltd.	17,000	101,675

		1,140,159

REAL ESTATE SERVICES–0.0%
Unibail-Rodamco-Westfield(a)	767	118,876

RESIDENTIAL REITS–1.3%
American Campus Communities, Inc.	2,900	120,031
American Homes 4 Rent–Class A	5,470	108,579
Camden Property Trust	1,540	135,597
Essex Property Trust, Inc.	653	160,122
Independence Realty Trust, Inc.	8,420	77,296
Killam Apartment Real Estate Investment Trust	7,660	89,438

Mid-America Apartment Communities, Inc.	14,464	$1,384,205
Nippon Accommodations Fund, Inc.	11	53,129
Northview Apartment Real Estate Investment Trust	2,130	38,194
Sun Communities, Inc.	8,057	819,478
UNITE Group PLC (The)	6,710	68,989

		3,055,058

RETAIL REITS–0.8%
Agree Realty Corp.	1,210	71,535
British Land Co. PLC (The)	6,840	46,514
Brixmor Property Group, Inc.	6,350	93,282
BWP Trust	11,120	27,656
Charter Hall Retail REIT	6,350	20,039
Eurocommercial Properties NV	1,510	46,607
Japan Retail Fund Investment Corp.	27	53,880
Link REIT	11,768	119,301
National Retail Properties, Inc.	2,240	108,662
Regency Centers Corp.	18,300	1,073,844
Simon Property Group, Inc.	2,330	391,417

		2,052,737

SPECIALIZED REITS–0.5%
CubeSmart	29,127	835,654
Digital Realty Trust, Inc.	1,685	179,537
EPR Properties	1,010	64,670
Equinix, Inc.	180	63,461
MGM Growth Properties LLC–Class A	3,040	80,286
National Storage Affiliates Trust	3,490	92,345
Safestore Holdings PLC	2,860	18,464

		1,334,417

		11,998,857

FINANCIALS–4.7%
BANKS–2.2%
Bank Leumi Le-Israel BM	12,167	73,550
Bank of America Corp.	56,532	1,392,949
Barclays PLC	2,975	5,692
CIT Group, Inc.	1,657	63,413
Citigroup, Inc.	14,301	744,510
JPMorgan Chase & Co.	17,259	1,684,824
Lloyds Banking Group PLC	82,042	54,080
Wells Fargo & Co.	29,209	1,345,950

		5,364,968

CAPITAL MARKETS–0.6%
Daiwa Securities Group, Inc.	7,800	39,590
Goldman Sachs Group, Inc. (The)	4,532	757,071
Hong Kong Exchanges & Clearing Ltd.	1,500	43,363
Morgan Stanley	2,107	83,543
Nomura Holdings, Inc.	6,800	25,769
S&P Global, Inc.	2,411	409,725

		1,359,061

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER FINANCE–0.2%
Ally Financial, Inc.	862	$19,533
Discover Financial Services	1,140	67,237
Synchrony Financial	18,250	428,145

		514,915

DIVERSIFIED FINANCIAL SERVICES–0.7%
Berkshire Hathaway, Inc.–Class B(a)	8,333	1,701,432
Jefferies Financial Group, Inc.	643	11,162

		1,712,594

INSURANCE–1.0%
Admiral Group PLC	1,057	27,581
Ageas	169	7,608
Everest Re Group Ltd.	4,428	964,241
Fidelity National Financial, Inc.	20,723	651,531
Japan Post Holdings Co., Ltd.	3,600	41,566
Legal & General Group PLC	10,249	30,197
MetLife, Inc.	1,991	81,751
PICC Property & Casualty Co., Ltd.–Class H	34,000	34,692
Progressive Corp. (The)	11,969	722,090

		2,561,257

		11,512,795

HEALTH CARE–4.2%
BIOTECHNOLOGY–0.9%
AbbVie, Inc.	806	74,305
Amgen, Inc.	367	71,444
Biogen, Inc.(a)	2,592	779,985
Celgene Corp.(a)	847	54,284
Gilead Sciences, Inc.	14,668	917,483
Vertex Pharmaceuticals, Inc.(a)	2,428	402,344

		2,299,845

HEALTH CARE EQUIPMENT & SUPPLIES–0.5%
Cochlear Ltd.	322	39,455
Edwards Lifesciences Corp.(a)	3,254	498,415
Hoya Corp.	700	42,210
Medtronic PLC	6,045	549,853

		1,129,933

HEALTH CARE PROVIDERS & SERVICES–1.2%
AmerisourceBergen Corp.–Class A	62	4,613
Anthem, Inc.	4,229	1,110,662
CVS Health Corp.	919	60,213
McKesson Corp.	661	73,021
UnitedHealth Group, Inc.	6,578	1,638,711

		2,887,220

PHARMACEUTICALS–1.6%
Astellas Pharma, Inc.	3,300	42,163
GlaxoSmithKline PLC	1,456	27,748
Johnson & Johnson	39	5,033
Merck & Co., Inc.	14,448	1,103,971

Company	Shares	U.S. $ Value

Novo Nordisk A/S–Class B	1,089	$50,015
Pfizer, Inc.	37,694	1,645,343
Roche Holding AG	312	77,457
Sanofi	837	72,610
Shionogi & Co., Ltd.	500	28,538
Zoetis, Inc.	9,309	796,291

		3,849,169

		10,166,167

CONSUMER DISCRETIONARY–3.7%
AUTO COMPONENTS–0.3%
Magna International, Inc.–Class A	15,814	718,746

AUTOMOBILES – 0.1%
Ford Motor Co.	10,003	76,523
General Motors Co.	1,402	46,897

		123,420

HOTELS, RESTAURANTS & LEISURE–0.4%
Compass Group PLC	1,376	28,958
McDonald’s Corp.	4,253	755,205
Starbucks Corp.	1,437	92,543

		876,706

HOUSEHOLD DURABLES–0.0%
Berkeley Group Holdings PLC	922	40,894
Electrolux AB–Class B	2,241	47,237
Nikon Corp.	700	10,427

		98,558

INTERNET & DIRECT MARKETING RETAIL–0.3%
Amazon.com, Inc.(a)	50	75,098
Booking Holdings, Inc.(a)	360	620,071
Expedia Group, Inc.	664	74,800
Rakuten, Inc.	3,700	24,822

		794,791

MULTILINE RETAIL–0.2%
Dollar General Corp.	4,095	442,588
Next PLC	1,033	52,597
Target Corp.	1,045	69,064

		564,249

SPECIALTY RETAIL–1.9%
AutoZone, Inc.(a)	1,110	930,557
Best Buy Co., Inc.	1,153	61,063
Hennes & Mauritz AB–Class B	1,668	23,721
Hikari Tsushin, Inc.	100	15,630
Home Depot, Inc. (The)	8,365	1,437,274
Ross Stores, Inc.	10,354	861,453
TJX Cos., Inc. (The)	25,520	1,141,765
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,238	303,112

		4,774,575

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Burberry Group PLC	2,499	$54,875
Cie Financiere Richemont SA	855	55,137
NIKE, Inc.–Class B	14,142	1,048,488

		1,158,500

		9,109,545

COMMUNICATION SERVICES–3.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.6%
Deutsche Telekom AG	1,484	25,223
Eurazeo SE	749	53,027
Orange SA	3,588	58,146
Telenor ASA	2,817	54,707
Verizon Communications, Inc.	20,756	1,166,902
Washington H Soul Pattinson & Co., Ltd.	666	11,680

		1,369,685

ENTERTAINMENT–0.4%
Live Nation Entertainment, Inc.(a)	917	45,162
Nexon Co., Ltd.(a)	3,300	42,601
Ubisoft Entertainment SA(a)	533	42,940
Walt Disney Co. (The)	8,360	916,674

		1,047,377

INTERACTIVE MEDIA & SERVICES–1.7%
Alphabet, Inc.–Class A(a)	32	33,439
Alphabet, Inc.–Class C(a)	2,771	2,869,676
Facebook, Inc.–Class A(a)	9,784	1,282,584
Kakaku.com, Inc.	1,800	31,840
TripAdvisor, Inc.(a)	910	49,085

		4,266,624

MEDIA–0.7%
Comcast Corp.–Class A	44,391	1,511,514
Liberty Broadband Corp.(a)	51	3,674
Sirius XM Holdings, Inc.(c)	13,057	74,555

		1,589,743

WIRELESS TELECOMMUNICATION SERVICES–0.3%
Rogers Communications, Inc.–Class B	1,013	51,911
T-Mobile US, Inc.(a)	8,800	559,768

		611,679

		8,885,108

ENERGY–3.5%
ENERGY EQUIPMENT & SERVICES–0.2%
C&J Energy Services, Inc.(a)	5,840	78,840
Halliburton Co.	4,470	118,813
National Oilwell Varco, Inc.	11,604	298,223
Petrofac Ltd.	3,430	20,820
TMK PJSC (GDR)(b)	4,390	14,136

		530,832

OIL, GAS & CONSUMABLE FUELS–3.3%
Aker BP ASA	2,260	$56,982
Anadarko Petroleum Corp.	3,170	138,973
BP PLC	66,460	420,139
Chevron Corp.	13,168	1,432,546
Concho Resources, Inc.(a)	620	63,730
ConocoPhillips	140	8,729
Continental Resources, Inc./OK(a)	1,890	75,959
Cosan SA	4,600	39,720
Enagas SA	149	4,028
EOG Resources, Inc.	10,109	881,606
Exxon Mobil Corp.	14,075	959,775
Gran Tierra Energy, Inc.(a)	12,450	27,176
Husky Energy, Inc.	3,175	32,815
Inpex Corp.	6,100	54,051
JXTG Holdings, Inc.	16,700	86,732
LUKOIL PJSC (Sponsored ADR)	1,810	129,125
Marathon Petroleum Corp.	9,045	533,746
Motor Oil Hellas Corinth Refineries SA	4,260	102,587
Origin Energy Ltd.(a)	14,220	64,866
PetroChina Co., Ltd.–Class H	372,000	230,825
Petroleo Brasileiro SA (Preference Shares)	7,900	46,078
Phillips 66	34	2,929
Repsol SA	15,274	245,561
Royal Dutch Shell PLC (Sponsored ADR)	8,827	529,090
Royal Dutch Shell PLC–Class A	299	8,800
Royal Dutch Shell PLC–Class B	34,580	1,033,855
S-Oil Corp.	704	61,407
SM Energy Co.	4,070	63,004
Suncor Energy, Inc.	1,465	40,917
TOTAL SA	8,160	430,400
Tupras Turkiye Petrol Rafinerileri AS	3,580	78,865
Valero Energy Corp.	300	22,491
Whiting Petroleum Corp.(a)	1,190	27,001

		7,934,508

		8,465,340

CONSUMER STAPLES–2.7%
BEVERAGES–0.6%
Coca-Cola Amatil Ltd.	6,372	36,751
Constellation Brands, Inc.–Class A	3,129	503,206
PepsiCo, Inc.	9,164	1,012,439

		1,552,396

FOOD & STAPLES RETAILING–1.3%
Carrefour SA	1,608	27,476
Casino Guichard Perrachon SA	181	7,537
Colruyt SA	735	52,421
Costco Wholesale Corp.	3,981	810,970
J Sainsbury PLC	15,637	52,861

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Koninklijke Ahold Delhaize NV	2,288	$57,800
Kroger Co. (The)	2,797	76,917
US Foods Holding Corp.(a)	19,470	616,031
Walmart, Inc.	14,916	1,389,425
Woolworths Group Ltd.	345	7,157

		3,098,595

FOOD PRODUCTS–0.0%
Archer-Daniels-Midland Co.	188	7,702
Hershey Co. (The)	720	77,170

		84,872

HOUSEHOLD PRODUCTS–0.5%
Kimberly-Clark Corp.	730	83,176
Procter & Gamble Co. (The)	11,201	1,029,596

		1,112,772

TOBACCO–0.3%
Altria Group, Inc.	16,487	814,293
British American Tobacco PLC	568	18,073

		832,366

		6,681,001

INDUSTRIALS–2.1%
AEROSPACE & DEFENSE–1.0%
Boeing Co. (The)	2,699	870,427
Northrop Grumman Corp.	2,603	637,475
Raytheon Co.	5,205	798,187
Thales SA	332	38,797

		2,344,886

AIR FREIGHT & LOGISTICS–0.1%
CH Robinson Worldwide, Inc.	898	75,513
Expeditors International of Washington, Inc.	1,142	77,759
Kuehne & Nagel International AG	405	52,134

		205,406

AIRLINES–0.2%
Delta Air Lines, Inc.	10,767	537,273
Japan Airlines Co., Ltd.	1,000	35,441

		572,714

COMMERCIAL SERVICES & SUPPLIES–0.0%
G4S PLC	19,800	49,981

CONSTRUCTION & ENGINEERING–0.0%
ACS Actividades de Construccion y Servicios SA	108	4,180
HOCHTIEF AG	398	53,751

		57,931

ELECTRICAL EQUIPMENT–0.0%
Legrand SA	209	11,815

INDUSTRIAL CONGLOMERATES–0.4%
Honeywell International, Inc.	6,762	$893,396

MACHINERY–0.1%
Dover Corp.	1,002	71,092
Pentair PLC	2,005	75,749
Volvo AB–Class B	4,365	57,155

		203,996

PROFESSIONAL SERVICES–0.0%
RELX PLC (London)	1,821	37,550
Wolters Kluwer NV	704	41,400

		78,950

ROAD & RAIL–0.3%
Central Japan Railway Co.	200	42,197
Norfolk Southern Corp.	4,164	622,685
Union Pacific Corp.	63	8,709

		673,591

		5,092,666

MATERIALS–1.3%
CHEMICALS–0.5%
Arkema SA	125	10,731
BASF SE	677	47,155
Covestro AG(b)	577	28,576
Incitec Pivot Ltd.	14,030	32,431
Johnson Matthey PLC	2,734	97,619
LyondellBasell Industries NV–Class A	8,605	715,591
Methanex Corp.	1,112	53,482
Mosaic Co. (The)	4,170	121,806
Sasol Ltd.	1,750	52,004
Sherwin-Williams Co. (The)	206	81,053

		1,240,448

CONSTRUCTION MATERIALS–0.0%
Grupo Cementos de Chihuahua SAB de CV	4,000	20,552

CONTAINERS & PACKAGING–0.0%
CCL Industries, Inc.–Class B	473	17,344

METALS & MINING–0.8%
Agnico Eagle Mines Ltd.	4,751	191,752
Alcoa Corp.(a)	4,890	129,976
Anglo American PLC	1,606	35,911
Antofagasta PLC	10,080	100,815
APERAM SA	1,000	26,313
Boliden AB	6,450	139,765
Detour Gold Corp.(a)	4,710	39,779
First Quantum Minerals Ltd.	10,500	84,911
Glencore PLC(a)	69,620	258,852
Industrias Penoles SAB de CV	2,490	30,409
Lundin Mining Corp.	13,370	55,235
MMC Norilsk Nickel PJSC (ADR)(c)	3,880	73,099

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company		Shares	U.S. $ Value

Newcrest Mining Ltd.		4,290	$65,933
Norsk Hydro ASA		15,090	68,374
Orocobre Ltd.(a)		5,420	12,328
OZ Minerals Ltd.		6,050	37,509
Polyus PJSC (GDR)(b)		1,280	49,809
Rio Tinto Ltd.		389	21,530
Rio Tinto PLC		1,850	88,601
Sumitomo Metal Mining Co., Ltd.		1,700	45,525
Syrah Resources Ltd.(a)		20,610	21,862
Vale SA (Sponsored ADR)–Class B		13,220	174,372
Yamato Kogyo Co., Ltd.		2,800	65,444

			1,818,104

			3,096,448

UTILITIES–1.0%
ELECTRIC UTILITIES–0.6%
American Electric Power Co., Inc.		18,952	1,416,473
Exelon Corp.		1,216	54,842
Power Assets Holdings Ltd.		1,000	6,947
Tokyo Electric Power Co. Holdings, Inc.(a)		5,300	31,482

			1,509,744

MULTI-UTILITIES–0.4%
Centrica PLC		17,529	30,237
Engie SA		4,024	57,817
National Grid PLC		5,882	57,545
NiSource, Inc.		32,476	823,267
Veolia Environnement SA		2,599	53,225

			1,022,091

			2,531,835

TRANSPORTATION–0.0%
HIGHWAYS & RAILTRACKS–0.0%
Transurban Group		11,084	90,972

HEALTH CARE EQUIPMENT & SERVICES–0.0%
HEALTH CARE FACILITIES–0.0%
Chartwell Retirement Residences		4,990	49,966

CAPITAL GOODS–0.0%
INDUSTRIAL CONGLOMERATES–0.0%
Hopewell Holdings Ltd.		8,500	37,378

BANKS–0.0%
DIVERSIFIED BANKS–0.0%
Banco Comercial Portugues SA(a)		136,570	35,922

CONSUMER DURABLES & APPAREL–0.0%
HOMEBUILDING–0.0%
Construtora Tenda SA		3,400	$28,115

Total Common Stocks (cost $84,849,089)			93,129,609

INVESTMENT COMPANIES–25.4%
FUNDS AND INVESTMENT TRUSTS–25.4%(d)(e)
AB Discovery Growth Fund, Inc.–Class Z		298,664	2,777,578
AB Discovery Value Fund–Class Z		170,241	2,912,819
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z		811,956	7,778,538
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z		2,572,450	27,139,351
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z		294,818	2,800,770
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		157,507	3,685,667
Sanford C. Bernstein Fund, Inc.–International Portfolio–Class Z		1,054,601	14,880,426

Total Investment Companies (cost $76,486,332)			61,975,149

	Principal Amount (000)
CORPORATES–INVESTMENT GRADE–9.1%
FINANCIAL INSTITUTIONS–4.6%
BANKING–4.0%
AIB Group PLC 4.75%, 10/12/23(b)	U.S.$	240	238,147
Banco Santander SA 3.25%, 4/04/26(b)	EUR	200	234,688
3.50%, 4/11/22	U.S.$	200	195,952
Bank of America Corp. 2.375%, 6/19/24(b)	EUR	176	214,644
4.45%, 3/03/26	U.S.$	49	48,431
Series DD 6.30%, 3/10/26(f)		50	50,820
Series Z 6.50%, 10/23/24(f)		77	78,999

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Bank of Ireland Group PLC 4.50%, 11/25/23(b)	U.S.$	335	$328,575
Bank of New York Mellon Corp. (The) Series E 4.95%, 6/20/20(f)		95	92,994
Barclays Bank PLC 6.625%, 3/30/22(b)	EUR	50	64,251
Barclays PLC 4.338%, 5/16/24	U.S.$	275	267,729
BNP Paribas SA 3.80%, 1/10/24(b)		215	209,550
7.625%, 3/30/21(b)(f)		225	229,099
CaixaBank SA 1.125%, 1/12/23–5/17/24(b)	EUR	300	336,636
Capital One Financial Corp. 3.30%, 10/30/24	U.S.$	265	250,300
Citigroup, Inc. 0.75%, 10/26/23(b)	EUR	108	121,563
3.875%, 3/26/25	U.S.$	235	225,412
4.044%, 6/01/24		293	293,255
Compass Bank 2.875%, 6/29/22		265	253,865
5.50%, 4/01/20		314	318,898
Cooperatieve Rabobank UA 4.375%, 8/04/25		320	314,298
Credit Agricole SA/London 3.375%, 1/10/22(b)		260	255,388
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		385	378,128
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(b)	EUR	185	218,310
3.75%, 5/22/25	U.S.$	186	177,825
HSBC Holdings PLC 1.50%, 3/15/22(b)	EUR	160	186,519
4.292%, 9/12/26	U.S.$	338	332,088
6.00%, 9/29/23(b)(f)	EUR	200	242,578
JPMorgan Chase & Co. 3.22%, 3/01/25	U.S.$	265	256,080
Series Z 5.30%, 5/01/20(f)		150	148,313
Lloyds Banking Group PLC 1.00%, 11/09/23(b)	EUR	210	231,334
4.582%, 12/10/25	U.S.$	200	188,348
Morgan Stanley 5.00%, 11/24/25		175	177,986
Series G 1.375%, 10/27/26	EUR	342	380,071
1.75%, 3/11/24		182	213,264
4.35%, 9/08/26	U.S.$	520	504,379

Nationwide Building Society 4.00%, 9/14/26(b)	U.S.$	290	$263,491
Nordea Bank Abp 3.75%, 8/30/23(b)		240	236,623
Santander Holdings USA, Inc. 4.40%, 7/13/27		265	250,155
Santander UK PLC 5.00%, 11/07/23(b)		200	195,916
Standard Chartered PLC 4.247%, 1/20/23(b)		335	331,379
UBS Group Funding Switzerland AG 4.125%, 9/24/25(b)		305	303,271
US Bancorp Series J 5.30%, 4/15/27(f)		116	108,990

			9,948,542

FINANCE–0.1%
Synchrony Financial 4.50%, 7/23/25		192	174,273

INSURANCE–0.3%
Allianz SE 2.241%, 7/07/45(b)	EUR	200	225,401
Aviva PLC 3.375%, 12/04/45(b)		166	183,610
Series E 6.125%, 7/05/43(b)		125	159,249
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		100	127,064
MetLife, Inc. 10.75%, 8/01/39	U.S.$	70	105,836

			801,160

REITS–0.2%
American Tower Corp. 3.40%, 2/15/19		70	69,961
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		10	9,753
Welltower, Inc. 4.00%, 6/01/25		238	234,023
WPC Eurobond BV 2.125%, 4/15/27	EUR	148	162,388

			476,125

			11,400,100

INDUSTRIAL–4.0%
BASIC–0.4%
DowDuPont, Inc. 4.205%, 11/15/23	U.S.$	185	189,153
Eastman Chemical Co. 3.80%, 3/15/25		84	80,960

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Glencore Finance Europe Ltd. 1.875%, 9/13/23(b)	EUR	110	$125,702
Series E 1.75%, 3/17/25(b)		125	137,168
Glencore Funding LLC 4.125%, 5/30/23(b)	U.S.$	72	71,286
SABIC Capital II BV 4.00%, 10/10/23(b)		335	333,837
Yamana Gold, Inc. 4.95%, 7/15/24		142	138,527

			1,076,633

CAPITAL GOODS–0.0%
General Electric Co. Series D 5.00%, 1/21/21(f)		68	52,220
Wabtec Corp. 4.15%, 3/15/24		67	64,580

			116,800

COMMUNICATIONS–MEDIA–0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		165	163,781
Cox Communications, Inc. 2.95%, 6/30/23(b)		91	87,591
Time Warner Cable LLC 4.125%, 2/15/21		165	166,094

			417,466

COMMUNICATIONS–TELECOMMUNICATIONS–0.6%
AT&T, Inc. 2.50%, 3/15/23	EUR	100	121,530
3.40%, 5/15/25	U.S.$	575	541,667
4.125%, 2/17/26		345	337,369
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	46	34,585
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(b)	U.S.$	200	196,310
Vodafone Group PLC 3.75%, 1/16/24		78	76,708
4.125%, 5/30/25		171	168,946

			1,477,115

CONSUMER CYCLICAL–AUTOMOTIVE–0.2%
General Motors Financial Co., Inc. 4.30%, 7/13/25		50	47,246

Volkswagen Bank GmbH 1.25%, 6/10/24(b)	EUR	200	$221,675
Volkswagen International Finance NV Series 10Y 1.875%, 3/30/27(b)		100	108,624
Volkswagen Leasing GmbH 2.625%, 1/15/24(b)		120	142,900

			520,445

CONSUMER CYCLICAL–ENTERTAINMENT–0.2%
Carnival Corp. 1.625%, 2/22/21	U.S.$	310	364,684

CONSUMER NON-CYCLICAL–0.8%
Becton Dickinson and Co. 3.734%, 12/15/24		66	63,817
Biogen, Inc. 4.05%, 9/15/25		251	250,194
Cigna Corp. 3.75%, 7/15/23(b)		92	91,775
4.125%, 11/15/25(b)		110	109,766
CVS Health Corp. 4.10%, 3/25/25		120	118,775
4.30%, 3/25/28		120	117,439
Philip Morris International, Inc. 0.625%, 11/08/24	EUR	193	213,587
Reynolds American, Inc. 4.45%, 6/12/25	U.S.$	145	139,467
Takeda Pharmaceutical Co., Ltd. 1.125%, 11/21/22(b)	EUR	285	328,344
4.40%, 11/26/23(b)	U.S.$	275	278,132
Tyson Foods, Inc. 3.95%, 8/15/24		206	204,646

			1,915,942

ENERGY–0.9%
Encana Corp. 3.90%, 11/15/21		140	139,962
Enterprise Products Operating LLC 3.70%, 2/15/26		278	271,598
Hess Corp. 4.30%, 4/01/27		199	182,423
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		302	301,779
Marathon Petroleum Corp. 5.125%, 3/01/21		163	167,628
Noble Energy, Inc. 3.90%, 11/15/24		170	163,997
4.15%, 12/15/21		78	78,199

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		U.S.$	232	$219,996
Sabine Pass Liquefaction LLC 5.00%, 3/15/27			146	146,958
Sunoco Logistics Partners Operations LP 4.25%, 4/01/24			240	235,078
TransCanada PipeLines Ltd. 9.875%, 1/01/21			215	239,895

				2,147,513

OTHER INDUSTRIAL–0.1%
Alfa SAB de CV 5.25%, 3/25/24(b)			200	198,500

SERVICES–0.2%
Expedia Group, Inc. 3.80%, 2/15/28			185	167,924
S&P Global, Inc. 4.40%, 2/15/26			226	232,884
Total System Services, Inc.
3.75%, 6/01/23			45	44,509
4.00%, 6/01/23			83	82,866

				528,183

TECHNOLOGY–0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.625%, 1/15/24			53	50,118
3.875%, 1/15/27			117	104,907
Dell International LLC/EMC Corp. 6.02%, 6/15/26(b)			96	96,455
Fidelity National Information Services, Inc. 0.40%, 1/15/21		EUR	100	114,797
KLA-Tencor Corp. 4.65%, 11/01/24		U.S.$	225	230,418
Motorola Solutions, Inc. 7.50%, 5/15/25			6	6,782
Seagate HDD Cayman 4.75%, 1/01/25			127	113,034
VMware, Inc. 2.95%, 8/21/22			85	81,093

				797,604

TRANSPORTATION–SERVICES–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(b)			200	197,277

				9,758,162

UTILITY–0.5%
ELECTRIC–0.5%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(b)			250	247,500

Adani Transmission Ltd. 4.00%, 8/03/26(b)	U.S.$		210	$179,714
Enel Chile SA 4.875%, 6/12/28			133	131,930
Enel Finance International NV 4.25%, 9/14/23(b)			240	234,094
Israel Electric Corp., Ltd.
Series 6 5.00%, 11/12/24(b)			320	322,400
Pacific Gas & Electric Co. 6.05%, 3/01/34			38	35,505

				1,151,143

Total Corporates–Investment Grade (cost $22,849,693)				22,309,405

GOVERNMENTS–TREASURIES–8.4%
AUSTRALIA–0.8%
Australia Government Bond
Series 136 4.75%, 4/21/27(b)		AUD	454	379,694
Series 152 2.75%, 11/21/28(b)			2,092	1,528,329

				1,908,023

CANADA–0.3%
Canadian Government Bond
2.00%, 6/01/28		CAD	426	312,916
5.00%, 6/01/37			334	350,318

				663,234

FRANCE–1.2%
French Republic Government Bond OAT
0.50%, 5/25/25(b)		EUR	1,473	1,718,703
1.00%, 5/25/27(b)			654	778,582
1.75%, 6/25/39(b)			338	414,269

				2,911,554

ITALY–1.2%
Italy Buoni Poliennali Del Tesoro
1.35%, 4/15/22			125	143,733
2.05%, 8/01/27			624	688,580
2.20%, 6/01/27			975	1,090,921
4.50%, 3/01/24			788	1,015,671

				2,938,905

JAPAN–0.7%
Japan Government Ten Year Bond
Series 342 0.10%, 3/20/26		JPY	137,700	1,278,768
Japan Government Twenty Year Bond
Series 158 0.50%, 9/20/36			57,400	531,596

				1,810,364

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

MALAYSIA–0.4%
Malaysia Government Bond
Series 0313 3.48%, 3/15/23	MYR	800	$190,754
Series 515 3.759%, 3/15/19		3,659	886,218

			1,076,972

SPAIN–1.3%
Spain Government Bond
1.95%, 4/30/26(b)	EUR	775	947,653
2.35%, 7/30/33(b)		485	583,529
4.40%, 10/31/23(b)		1,116	1,522,343

			3,053,525

UNITED KINGDOM–0.2%
United Kingdom Gilt 4.50%, 12/07/42(b)	GBP	303	589,343

UNITED STATES–2.3%
U.S. Treasury Notes
1.125%, 2/28/19	U.S.$	195	194,574
1.25%, 5/31/19		4,075	4,053,988
1.625%, 2/15/26		435	407,133
2.25%, 2/15/27		890	863,982

			5,519,677

Total Governments–Treasuries (cost $20,555,899)			20,471,597

MORTGAGE PASS-THROUGHS–3.1%
AGENCY FIXED RATE 30-YEAR–3.1%
Federal Home Loan Mortgage Corp. Gold
Series 2018 4.00%, 8/01/48–12/01/48		633	645,872
4.50%, 11/01/48		447	462,429
Federal National Mortgage Association
Series 2013 4.00%, 10/01/43		831	853,958
Series 2017 3.50%, 12/01/47–1/01/48		374	373,820
Series 2018 3.50%, 2/01/48–3/01/48		1,346	1,346,038
4.00%, 8/01/48–9/01/48		675	690,752
4.50%, 9/01/48		1,223	1,274,421
Series 2019 4.50%, 1/01/49, TBA		1,061	1,098,301
5.00%, 1/01/49, TBA		900	942,469

Total Mortgage Pass-Throughs (cost $7,704,694)			7,688,060

INFLATION-LINKED SECURITIES–2.9%
JAPAN–1.9%
Japanese Government CPI Linked Bond
Series 21 0.10%, 3/10/26	JPY	107,597	$1,013,742
Series 22 0.10%, 3/10/27		112,385	1,059,222
Series 23 0.10%, 3/10/28		275,277	2,591,953

			4,664,917

NEW ZEALAND–0.1%
New Zealand Government Inflation Linked Bond
Series 0925 2.00%, 9/20/25(b)	NZD	320	225,383

UNITED STATES–0.9%
U.S. Treasury Inflation Index
0.125%, 4/15/20 (TIPS)	U.S.$	508	496,171
0.375%, 7/15/25 (TIPS)		1,674	1,614,744

			2,110,915

Total Inflation-Linked Securities (cost $7,060,728)			7,001,215

COLLATERALIZED MORTGAGE OBLIGATIONS–2.3%
RISK SHARE FLOATING RATE–1.5%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.856% (LIBOR 1 Month + 1.35%), 8/25/28(b)(g)		240	241,209
Eagle RE Ltd. Series 2018-1, Class M1 4.01% (LIBOR 1 Month + 1.70%), 11/25/28(b)(g)		162	161,863
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 6.506% (LIBOR 1 Month + 4.00%), 8/25/24(g)		262	281,816
Series 2014-DN4, Class M3 7.056% (LIBOR 1 Month + 4.55%), 10/25/24(g)		185	202,101
Series 2014-HQ3, Class M3 7.256% (LIBOR 1 Month + 4.75%), 10/25/24(g)		205	224,491
Series 2016-DNA1, Class M3 8.056% (LIBOR 1 Month + 5.55%), 7/25/28(g)		250	295,819

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.506% (LIBOR 1 Month + 3.00%), 7/25/24(g)	U.S.$	83	$87,429
Series 2014-C04, Class 2M2 7.506% (LIBOR 1 Month + 5.00%), 11/25/24(g)		48	52,635
Series 2015-C01, Class 1M2 6.806% (LIBOR 1 Month + 4.30%), 2/25/25(g)		98	105,371
Series 2015-C01, Class 2M2 7.056% (LIBOR 1 Month + 4.55%), 2/25/25(g)		81	86,900
Series 2015-C02, Class 1M2 6.506% (LIBOR 1 Month + 4.00%), 5/25/25(g)		131	140,289
Series 2015-C02, Class 2M2 6.506% (LIBOR 1 Month + 4.00%), 5/25/25(g)		113	119,948
Series 2015-C03, Class 1M2 7.506% (LIBOR 1 Month + 5.00%), 7/25/25(g)		64	70,934
Series 2015-C03, Class 2M2 7.506% (LIBOR 1 Month + 5.00%), 7/25/25(g)		168	183,233
Series 2015-C04, Class 1M2 8.206% (LIBOR 1 Month + 5.70%), 4/25/28(g)		59	66,702
Series 2015-C04, Class 2M2 8.056% (LIBOR 1 Month + 5.55%), 4/25/28(g)		86	96,258
Series 2016-C01, Class 1M2 9.256% (LIBOR 1 Month + 6.75%), 8/25/28(g)		204	240,050
Series 2016-C01, Class 2M2 9.456% (LIBOR 1 Month + 6.95%), 8/25/28(g)		147	170,747
Series 2016-C03, Class 2M2 8.406% (LIBOR 1 Month + 5.90%), 10/25/28(g)		296	334,253
Series 2016-C05, Class 2M2 6.956% (LIBOR 1 Month + 4.45%), 1/25/29(g)		200	218,306

JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.756% (LIBOR 1 Month + 4.25%), 11/25/24(g)(h)	U.S.$	28	$30,082
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.756% (LIBOR 1 Month + 5.25%), 11/25/25(g)(h)		129	145,612
Series 2015-WF1, Class 2M2 8.006% (LIBOR 1 Month + 5.50%), 11/25/25(g)(h)		40	46,427

			3,602,475

AGENCY FLOATING RATE–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 3.645% (6.10%–LIBOR 1Month), 12/15/44(g)(i)		639	101,817
Series 4693, Class SL 3.695% (6.15%–LIBOR 1Month), 6/15/47(g)(i)		590	102,384
Series 4719, Class JS 3.695% (6.15%–LIBOR 1Month), 9/15/47(g)(i)		512	80,377
Series 4727, Class SA 3.745% (6.20%–LIBOR 1Month), 11/15/47(g)(i)		664	112,048
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.034% (6.54%–LIBOR 1Month), 12/25/41(g)(i)		306	56,904
Series 2012-70, Class SA 4.044% (6.55%–LIBOR 1Month), 7/25/42(g)(i)		553	106,661
Series 2016-106, Class ES 3.494% (6.00%–LIBOR 1Month), 1/25/47(g)(i)		602	98,481
Series 2017-16, Class SG 3.544% (6.05%–LIBOR 1Month), 3/25/47(g)(i)		601	95,669
Series 2017-81, Class SA 3.694% (6.20%–LIBOR 1Month), 10/25/47(g)(i)		608	103,893
Series 2017-97, Class LS 3.694% (6.20%–LIBOR 1Month), 12/25/47(g)(i)		474	84,939
Government National Mortgage Association Series 2017-134, Class SE 3.73% (6.20%–LIBOR 1Month), 9/20/47(g)(i)		452	73,689

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2017-65, Class ST 3.68% (6.15%–LIBOR 1Month), 4/20/47(g)(i)	U.S.$	582	$94,984

			1,111,846

NON-AGENCY FIXED RATE–0.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		26	24,184
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		57	48,063
Series 2006-24CB, Class A16 5.75%, 8/01/36		113	92,849
Series 2006-28CB, Class A14 6.25%, 10/25/36		83	66,148
Series 2006-J1, Class 1A13 5.50%, 2/25/36		63	56,176
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		39	31,080
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.897%, 5/25/35		11	10,975
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		58	47,358
Series 2006-13, Class 1A19 6.25%, 9/25/36		32	24,828
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)		114	88,444
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		108	85,828
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		27	26,429

			602,362

NON-AGENCY FLOATING RATE–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.696% (LIBOR 1 Month + 0.19%), 12/25/36(g)		266	148,894

HomeBanc Mortgage Trust Series 2005-1, Class A1 2.756% (LIBOR 1 Month + 0.25%), 3/25/35(g)	U.S.$	87	$74,377

			223,271

Total Collateralized Mortgage Obligations (cost $5,331,426)			5,539,954

CORPORATES–NON-INVESTMENT GRADE–2.2%
FINANCIAL INSTITUTIONS–1.3%
BANKING–1.1%
ABN AMRO Bank NV 5.75%, 9/22/20(b)(f)	EUR	200	233,733
Allied Irish Banks PLC 7.375%, 12/03/20(b)(f)		200	238,316
American Express Co. Series C 4.90%, 3/15/20(f)	U.S.$	85	81,654
Barclays Bank PLC 6.86%, 6/15/32(b)(f)		44	45,398
Barclays PLC 8.00%, 12/15/20(f)	EUR	200	242,612
CIT Group, Inc. 5.25%, 3/07/25	U.S.$	106	103,937
Citigroup, Inc. 5.95%, 1/30/23(f)		90	81,794
Credit Suisse Group AG 6.25%, 12/18/24(b)(f)		240	227,472
Danske Bank A/S 5.875%, 4/06/22(b)(f)	EUR	200	229,436
Goldman Sachs Group, Inc. (The) Series M 5.375%, 5/10/20(f)	U.S.$	55	53,059
Series P 5.00%, 11/10/22(f)		142	119,619
Morgan Stanley Series J 5.55%, 7/15/20(f)		95	92,681
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(f)		200	207,066
Series U 5.123% (LIBOR 3 Month + 2.32%), 9/30/27(f)(g)		200	179,204
Societe Generale SA 7.375%, 9/13/21(b)(f)		230	225,759
Standard Chartered PLC 4.03% (LIBOR 3 Month + 1.51%), 1/30/27(b)(f)(g)		200	156,218
UBS Group Funding Switzerland AG 7.125%, 8/10/21(b)(f)		230	233,494

			2,751,452

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

FINANCE–0.1%
Navient Corp. 6.625%, 7/26/21	U.S.$	170	$164,201

INSURANCE–0.1%
Voya Financial, Inc. 5.65%, 5/15/53		145	136,151

			3,051,804

INDUSTRIAL–0.9%
BASIC–0.1%
SPCM SA 4.875%, 9/15/25(b)		200	177,762

COMMUNICATIONS–MEDIA–0.0%
CSC Holdings LLC 6.75%, 11/15/21		45	46,313

COMMUNICATIONS–TELECOMMUNICATIONS–0.2%
Sprint Capital Corp. 6.90%, 5/01/19		370	372,616

CONSUMER CYCLICAL–OTHER–0.1%
International Game Technology PLC 6.25%, 2/15/22(b)		200	200,428
KB Home 4.75%, 5/15/19		107	106,774

			307,202

CONSUMER NON-CYCLICAL–0.1%
HCA, Inc. 5.375%, 9/01/26		70	68,097
5.625%, 9/01/28		73	70,567
Spectrum Brands, Inc. 5.75%, 7/15/25		135	128,245

			266,909

ENERGY–0.2%
Antero Resources Corp. 5.125%, 12/01/22		29	27,259
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		111	61,987
Nabors Industries, Inc. 5.50%, 1/15/23		212	167,963
PDC Energy, Inc. 5.75%, 5/15/26		137	121,424
SM Energy Co. 6.625%, 1/15/27		53	46,906
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		132	128,957

			554,496

OTHER INDUSTRIAL–0.1%
Belden, Inc. 3.375%, 7/15/27(b)	EUR	130	135,545

ProGroup AG 3.00%, 3/31/26(b)	EUR	125	$137,738

			273,283

TECHNOLOGY–0.1%
Western Digital Corp. 4.75%, 2/15/26	U.S.$	167	144,869

TRANSPORTATION–SERVICES–0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)		94	81,497

			2,224,947

UTILITY–0.0%
ELECTRIC–0.0%
AES Corp./VA 4.00%, 3/15/21		99	97,318

Total Corporates–Non-Investment Grade (cost $5,784,031)			5,374,069

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.2%
NON-AGENCY FIXED RATE CMBS–1.3%
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		495	500,408
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class XA 1.381%, 2/10/48(j)		2,391	154,703
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		119	114,903
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		412	409,117
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(b)		276	273,263
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(k)		39	39,199
Series 2012-C6, Class E 5.14%, 5/15/45(b)(k)		119	108,113
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		355	361,020
Series 2015-C32, Class C 4.667%, 11/15/48(k)		195	191,425

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(k)	U.S.$	49	$33,515
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(b)		115	114,059
Series 2016-4, Class A2 2.579%, 3/10/49(b)		161	156,746
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(k)(l)		112	104,144
UBS Commercial Mortgage Trust Series 2018-C9, Class A4 4.117%, 3/15/51		300	308,890
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.468%, 9/15/48(k)		197	189,813
WF-RBS Commercial Mortgage Trust Series 2014-C20, Class A2 3.036%, 5/15/47		154	154,231

			3,213,549

NON-AGENCY FLOATING RATE CMBS–0.9%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.455% (LIBOR 1 Month + 1.00%), 5/15/35(b)(g)		200	199,431
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.455% (LIBOR 1 Month + 1.00%), 11/15/33(b)(g)(k)		375	372,625
BHMS Series 2018-ATLS, Class A 3.705% (LIBOR 1 Month + 1.25%), 7/15/35(b)(g)		195	192,728
BX Trust Series 2017-IMC, Class A 3.505% (LIBOR 1 Month + 1.05%), 10/15/32(b)(g)		165	163,256
Series 2018-EXCL, Class A 3.543% (LIBOR 1 Month + 1.09%), 9/15/37(b)(g)		180	178,257

Credit Suisse Mortgage Trust Series 2016-MFF, Class D 7.055% (LIBOR 1 Month + 4.60%), 11/15/33(b)(g)(k)	U.S.$	110	$109,873
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.41% (LIBOR 1 Month + 1.03%), 11/19/35(b)(g)(k)		166	163,857
Invitation Homes Trust Series 2018-SFR4, Class A 3.555% (LIBOR 1 Month + 1.10%), 1/17/38(b)(g)		230	230,083
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.35% (LIBOR 1 Month + 1.95%), 11/15/26(b)(g)		90	89,603
RETL Series 2018-RVP, Class A 3.555% (LIBOR 1 Month + 1.10%), 3/15/33(b)(g)		81	80,844
Starwood Retail Property Trust Series 2014-STAR, Class A 3.675% (LIBOR 1 Month + 1.22%), 11/15/27(b)(g)		343	342,364

			2,122,921

Total Commercial Mortgage-Backed Securities (cost $5,400,063)			5,336,470

EMERGING MARKETS–TREASURIES–1.0%
ARGENTINA–0.1%
Argentina POM Politica Monetaria Series POM 65.51% (ARLLMONP), 6/21/20(g)	ARS	7,729	218,346

BRAZIL–0.9%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 7/01/19	BRL	8,485	2,122,905

Total Emerging Markets–Treasuries (cost $2,242,086)			2,341,251

COVERED BONDS–0.9%
Bank of Montreal 0.75%, 9/21/22(b)	EUR	315	369,158

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Canadian Imperial Bank of Commerce Zero Coupon, 7/25/22(b)	U.S.$	325	$371,002
Credit Suisse AG/Guernsey 0.75%, 9/17/21(b)		320	374,299
Danske Bank A/S 0.125%, 2/14/22(b)		280	321,464
DNB Boligkreditt AS 2.75%, 3/21/22(b)	EUR	300	373,413
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(b)		140	153,581
UBS AG/London 4.00%, 4/08/22(b)		158	204,327
1.375%, 4/16/21(b)		140	165,846

Total Covered Bonds (cost $2,290,827)			2,333,090

ASSET-BACKED SECURITIES–0.8%
AUTOS–FIXED RATE–0.4%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20	U.S.$	38	37,938
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(b)		97	96,239
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		8	8,227
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(b)		98	97,514
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(b)		140	147,471
Series 2017-2A, Class A 2.11%, 6/15/21(b)		23	22,718
Series 2018-1A, Class A 2.21%, 5/17/21(b)		86	85,587
Series 2018-2A, Class A 2.79%, 7/15/21(b)		134	134,122
Flagship Credit Auto Trust Series 2016-4, Class A2 1.96%, 2/16/21(b)		42	41,622
Series 2016-4, Class D 3.89%, 11/15/22(b)		100	100,301
Series 2017-2, Class A 1.85%, 7/15/21(b)		62	62,162
Series 2017-3, Class A 1.88%, 10/15/21(b)		74	73,919
Series 2017-4, Class A 2.07%, 4/15/22(b)		67	66,499

			974,319

OTHER ABS–FIXED RATE–0.4%
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(k)	U.S.$	52	$51,368
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		145	144,629
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(b)(k)		91	90,880
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(b)(k)		12	12,293
Series 2017-2A, Class A 2.39%, 7/15/24(b)(k)		18	18,260
Series 2017-3A, Class A 2.36%, 12/15/24(b)(k)		51	50,746
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(b)(k)		100	99,838
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(b)(k)		251	248,497
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(b)(k)		66	65,806
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(b)(k)		117	116,762

			899,079

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(k)		44	44,003

Total Asset-Backed Securities (cost $1,910,061)			1,917,401

COLLATERALIZED LOAN OBLIGATIONS–0.5%
CLO–FLOATING RATE–0.5%
ICG US CLO Ltd. Series 2015-1A, Class A1R 3.59% (LIBOR 3 Month + 1.14%), 10/19/28(b)(g)(k)		300	297,294
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 3.82% (LIBOR 3 Month + 1.18%), 11/18/31(b)(g)(k)		320	316,190

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

TIAA CLO IV Ltd. Series 2018-1A, Class A1A 3.84% (LIBOR 3 Month + 1.23%), 1/20/32(b)(g)(k)		U.S.$	250	$250,000
Voya CLO Ltd. Series 2016-3A, Class A1R 3.661% (LIBOR 3 Month + 1.19%), 10/18/31(b)(g)(k)			500	491,648

Total Collateralized Loan Obligations (cost $1,370,000)				1,355,132

GOVERNMENTS–SOVEREIGN AGENCIES–0.5%
CANADA–0.5%
Canada Housing Trust No. 1 2.25%, 12/15/25(b)		CAD	570	412,841
1.25%, 6/15/21(b)			1,220	876,654

Total Governments–Sovereign Agencies (cost $1,337,464)				1,289,495

LOCAL GOVERNMENTS–PROVINCIAL BONDS–0.3%
CANADA–0.3%
Province of Ontario Canada 2.60%, 6/02/27 (cost $741,536)			988	713,174

GOVERNMENTS–SOVEREIGN BONDS–0.3%
MEXICO–0.1%
Mexico Government International Bond 3.60%, 1/30/25	U.S.$		200	190,850

QATAR–0.1%
Qatar Government International Bond 3.875%, 4/23/23(b)			250	252,750

SAUDI ARABIA–0.1%
Saudi Government International Bond 4.00%, 4/17/25(b)			251	248,741

Total Governments–Sovereign Bonds (cost $694,009)				692,341

EMERGING MARKETS–CORPORATE BONDS–0.2%
INDUSTRIAL–0.2%
CONSUMER NON-CYCLICAL–0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(b)			200	185,750

ENERGY–0.0%
Petrobras Global Finance BV 6.25%, 3/17/24			15	15,210

TRANSPORTATION–SERVICES–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(b)		U.S.$	200	$191,500

				392,460

UTILITY–0.0%
ELECTRIC–0.0%
Genneia SA 8.75%, 1/20/22(b)			76	68,495
Terraform Global Operating LLC 6.125%, 3/01/26(b)			42	38,848

				107,343

Total Emerging Markets–Corporate Bonds (cost $536,529)				499,803

EMERGING MARKETS–SOVEREIGNS–0.2%
COSTA RICA–0.1%
Costa Rica Government International Bond 7.158%, 3/12/45(b)			200	171,350

DOMINICAN REPUBLIC–0.1%
Dominican Republic International Bond 5.95%, 1/25/27(b)			190	188,717

IVORY COAST–0.0%
Ivory Coast Government International Bond 5.125%, 6/15/25(b)		EUR	125	137,132

Total Emerging Markets–Sovereigns (cost $515,198)				497,199

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.2%
CALIFORNIA–0.2%
State of California Series 2010 7.625%, 3/01/40 (cost $350,207)		U.S.$	345	491,208

QUASI-SOVEREIGNS–0.1%
QUASI-SOVEREIGN BONDS–0.1%
INDONESIA–0.1%
Perusahaan Listrik Negara PT 5.45%, 5/21/28(b) (cost $199,274)			200	200,500

	Shares
RIGHTS–0.0%
ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Repsol SA, expiring 1/09/19(a) (cost $6,775)			14,511	6,650

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–2.1%
U.S. TREASURY BILLS–2.0%
U.S. Treasury Bill Zero Coupon, 2/12/19 (cost $4,796,812)	U.S.$	4,810	4,796,935

	Shares
INVESTMENT COMPANIES–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(d)(e)(m) (cost $241,075)		241,075	241,075

Total Short-Term Investments (cost $5,037,887)			5,038,010

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.8% (cost $253,253,808)			246,200,782

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.1%
INVESTMENT COMPANIES–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(d)(e)(m) (cost $154,814)		154,814	$154,814

TOTAL INVESTMENTS–100.9% (cost $253,408,622)			246,355,596
Other assets less liabilities–(0.9)%			(2,114,101)

NET ASSETS–100.0%			$244,241,495

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	24	March 2019	CAD	2,400	$2,327,077	$2,404,395	$77,318
10 Yr Mini Japan Government Bond Futures	35	March 2019	JPY	350,000	4,842,761	4,873,911	31,150
Euro Buxl 30 Yr Bond Futures	11	March 2019	EUR	1,100	2,243,278	2,276,398	33,120
Euro-Schatz Futures	53	March 2019	EUR	5,300	6,794,854	6,797,527	2,673
U.S. T-Note 2 Yr (CBT) Futures	88	March 2019	USD	17,600	18,561,230	18,683,500	122,270
U.S. T-Note 10 Yr (CBT) Futures	49	March 2019	USD	4,900	5,885,480	5,978,766	93,286
U.S. Ultra Bond (CBT) Futures	17	March 2019	USD	1,700	2,601,907	2,731,156	129,249
Sold Contracts
Euro-BOBL Futures	32	March 2019	EUR	3,200	4,846,210	4,858,712	(12,502)
Euro-Bund Futures	5	March 2019	EUR	500	934,446	936,880	(2,434)
Euro-OAT Futures	6	March 2019	EUR	600	1,036,896	1,036,674	222
Long Gilt Futures	7	March 2019	GBP	700	1,090,399	1,098,947	(8,548)
U.S. T-Note 5Yr (CBT) Futures	66	March 2019	USD	6,600	7,440,223	7,569,375	(129,152)

							$336,652

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	12,807	USD	14,819	1/09/19	$137,373
Barclays Bank PLC	USD	408	KRW	452,513	2/20/19	(1,433)
Barclays Bank PLC	USD	907	TWD	27,803	3/14/19	7,985
BNP Paribas SA	ZAR	6,443	USD	451	1/30/19	4,392
Citibank, NA	USD	710	CLP	483,773	1/25/19	(12,334)
Citibank, NA	USD	495	KRW	546,618	2/20/19	(3,230)
Citibank, NA	USD	487	TWD	14,873	3/14/19	2,844
Credit Suisse International	CHF	772	USD	782	1/17/19	(4,604)
Credit Suisse International	USD	481	JPY	53,473	2/15/19	8,827
Deutsche Bank AG	INR	30,443	USD	417	3/18/19	(17,112)
Deutsche Bank AG	USD	438	INR	31,289	3/18/19	7,759
Goldman Sachs Bank USA	JPY	824,089	USD	7,318	2/15/19	(224,205)
Goldman Sachs Bank USA	AUD	2,327	USD	1,699	2/20/19	59,090
Goldman Sachs Bank USA	GBP	450	USD	571	2/28/19	(4,093)
Goldman Sachs Bank USA	BRL	8,485	USD	2,013	7/11/19	(143,894)
JPMorgan Chase Bank, NA	CHF	1,388	USD	1,384	1/17/19	(29,726)
JPMorgan Chase Bank, NA	USD	658	NOK	5,566	1/23/19	(13,786)
JPMorgan Chase Bank, NA	USD	218	TRY	1,196	1/24/19	5,451
JPMorgan Chase Bank, NA	MXN	23,124	USD	1,138	1/25/19	(35,250)
Morgan Stanley & Co., Inc.	BRL	2,840	USD	733	1/03/19	179
Morgan Stanley & Co., Inc.	BRL	2,840	USD	723	1/03/19	(10,141)
Morgan Stanley & Co., Inc.	USD	729	BRL	2,840	1/03/19	4,039
Morgan Stanley & Co., Inc.	USD	733	BRL	2,840	1/03/19	(179)
Morgan Stanley & Co., Inc.	USD	642	EUR	561	1/09/19	1,017
Morgan Stanley & Co., Inc.	CAD	1,197	USD	903	1/17/19	25,431
Morgan Stanley & Co., Inc.	BRL	69	USD	18	2/04/19	(250)
Morgan Stanley & Co., Inc.	USD	704	BRL	2,771	2/04/19	10,020
Natwest Markets PLC	USD	672	SEK	6,051	1/23/19	11,816
Natwest Markets PLC	USD	481	JPY	53,473	2/15/19	8,270
Natwest Markets PLC	USD	229	TWD	6,974	3/14/19	457
Standard Chartered Bank	USD	674	EUR	592	1/09/19	4,291
Standard Chartered Bank	USD	451	KRW	503,236	2/20/19	1,060
Standard Chartered Bank	TWD	21,964	USD	720	3/14/19	(2,339)
Standard Chartered Bank	CNY	7,620	USD	1,102	3/20/19	(6,354)
State Street Bank & Trust Co.	EUR	1,934	USD	2,235	1/09/19	17,810
State Street Bank & Trust Co.	EUR	2,832	USD	3,222	1/09/19	(23,906)
State Street Bank & Trust Co.	USD	1,258	EUR	1,092	1/09/19	(6,212)
State Street Bank & Trust Co.	CHF	787	USD	789	1/17/19	(12,195)
State Street Bank & Trust Co.	USD	627	CAD	834	1/17/19	(16,048)
State Street Bank & Trust Co.	USD	239	CHF	234	1/17/19	(818)
State Street Bank & Trust Co.	PLN	890	USD	241	1/18/19	2,985
State Street Bank & Trust Co.	USD	226	TRY	1,234	1/24/19	4,245
State Street Bank & Trust Co.	USD	252	MXN	5,099	1/25/19	6,963
State Street Bank & Trust Co.	USD	701	ZAR	9,809	1/30/19	(21,532)
State Street Bank & Trust Co.	ZAR	3,222	USD	222	1/30/19	(819)
State Street Bank & Trust Co.	USD	232	JPY	26,090	2/15/19	6,819
State Street Bank & Trust Co.	NZD	380	USD	263	2/20/19	7,546
State Street Bank & Trust Co.	EUR	183	USD	211	3/15/19	(464)

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	GBP	38	USD	49	3/15/19	$349
State Street Bank & Trust Co.	ILS	137	USD	37	3/15/19	345
State Street Bank & Trust Co.	JPY	5,017	USD	45	3/15/19	(1,332)
State Street Bank & Trust Co.	MXN	690	USD	34	3/15/19	(1,202)
State Street Bank & Trust Co.	SEK	356	USD	40	3/15/19	(723)
State Street Bank & Trust Co.	SGD	95	USD	70	3/15/19	(209)
State Street Bank & Trust Co.	USD	38	CHF	37	3/15/19	151
State Street Bank & Trust Co.	USD	50	EUR	44	3/15/19	328
State Street Bank & Trust Co.	USD	117	GBP	89	3/15/19	(2,728)
State Street Bank & Trust Co.	USD	27	JPY	3,052	3/15/19	903
State Street Bank & Trust Co.	USD	103	SGD	141	3/15/19	604
UBS AG	CAD	4,313	USD	3,267	1/17/19	106,448
UBS AG	ZAR	13,008	USD	913	1/30/19	11,532

						$(129,789)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	9,940	9/10/20	3 Month LIBOR	2.824%	Quarterly/Semi-Annual	$90,976	$—	$90,976
USD	4,130	9/10/23	3 Month LIBOR	2.883%	Quarterly/Semi-Annual	86,136	—	86,136
USD	295	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	21,331	—	21,331
USD	1,870	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/Quarterly	(70,454)	—	(70,454)

						$127,989	$—	$127,989

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.44%	USD	172	$(3,964)	$(985)	$(2,979)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.44	USD	198	(4,563)	(1,175)	(3,388)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.57	USD	17	61	212	(151)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.57	USD	620	2,242	7,684	(5,442)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.57	USD	5	18	45	(27)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50	) %	Monthly	0.57%	USD	207	$749	$2,766	$(2,017)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	775	2,803	8,125	(5,322)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	233	843	2,422	(1,579)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	226	817	2,995	(2,178)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	51	184	479	(295)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	69	(11,089)	(10,831)	(258)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	11	(1,768)	(1,812)	44
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	70	(11,250)	(10,667)	(583)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	60	(9,648)	(8,137)	(1,511)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	55	(8,844)	(7,636)	(1,208)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	210	(33,768)	(26,574)	(7,194)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	75	(12,054)	(11,377)	(677)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	165	(26,532)	(10,914)	(15,618)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	48	(7,718)	(3,393)	(4,325)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	35	(5,628)	(4,362)	(1,266)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	232	(37,306)	(16,626)	(20,680)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	9	(1,447)	(528)	(919)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	156	(25,084)	(13,120)	(11,964)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	8	(1,287)	(959)	(328)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	48	(7,719)	(6,185)	(1,534)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	53	(8,523)	(6,199)	(2,324)

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	8.38%	USD	52	$(8,362)	$(6,080)	$(2,282)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	79	(12,703)	(8,702)	(4,001)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	75	(12,054)	(11,789)	(265)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	58	(9,321)	(9,693)	372
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	82	(13,178)	(13,901)	723
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	5	(804)	(777)	(27)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	272	(43,738)	(13,602)	(30,136)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	230	(36,984)	(18,723)	(18,261)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	170	(27,336)	(13,289)	(14,047)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	64	(10,292)	(4,339)	(5,953)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	47	(7,558)	(4,153)	(3,405)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	4	(644)	(367)	(277)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	8	(1,287)	(747)	(540)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	8	(1,286)	(808)	(478)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	15	(2,412)	(1,656)	(756)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	78	(12,542)	(10,854)	(1,688)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	172	(27,657)	(23,317)	(4,340)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	53	(8,523)	(5,774)	(2,749)

						$(447,156)	$(265,323)	$(181,833)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	10,000	7/11/24	2.416%	CPI#	Maturity	$(237,642)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate market value of these securities amounted to $32,549,027 or 13.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2018.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of December 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.756%, 11/25/24	11/06/15	$27,398	$30,082	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.756%, 11/25/25	9/28/15	129,425	145,612	0.06%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 8.006%, 11/25/25	9/28/15	39,939	46,427	0.02%

(i)	Inverse interest only security.

(j)	IO—Interest Only.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Illiquid security.

(m)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

AB Variable Products Series Fund

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

ARLLMONP—Argentina Blended Policy Rate

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rates

OAT—Obligations Assimilables du Trésor

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $176,526,401)	$183,984,558	(a)
Affiliated issuers (cost $76,882,221—including investment of cash collateral for securities loaned of $154,814)	62,371,038
Cash	53,407
Cash collateral due from broker	520,345
Foreign currencies, at value (cost $259,646)	259,898
Unaffiliated interest and dividends receivable	800,059
Receivable for investment securities sold and foreign currency transactions	638,553
Unrealized appreciation on forward currency exchange contracts	467,329
Receivable for capital stock sold	39,949
Receivable for variation margin on futures	33,177
Market value on credit default swaps (net premiums paid $24,728)	7,717
Affiliated dividends receivable	3,883
Other assets	4,406

Total assets	249,184,319

LIABILITIES
Payable for investment securities purchased	3,021,772
Unrealized depreciation on forward currency exchange contracts	597,118
Market value on credit default swaps (net premiums received $290,051)	454,873
Unrealized depreciation on inflation swaps	237,642
Payable for capital stock redeemed	184,838
Payable for collateral received on securities loaned	154,814
Advisory fee payable	70,166
Distribution fee payable	44,613
Administrative fee payable	17,819
Payable for variation margin on centrally cleared swaps	6,569
Transfer Agent fee payable	206
Accrued expenses and other liabilities	152,394

Total liabilities	4,942,824

NET ASSETS	$244,241,495

COMPOSITION OF NET ASSETS
Capital stock, at par	$24,455
Additional paid-in capital	215,328,655
Distributable earnings	28,888,385

	$244,241,495

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$23,966,939	2,373,712	$10.10

B	$220,274,556	22,081,147	$9.98

(a)	Includes securities on loan with a value of $149,351 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $139,885)	$3,234,796
Affiliated issuers	1,404,411
Interest	2,939,768

7,578,975

EXPENSES
Advisory fee (see Note B)	1,543,586
Distribution fee—Class B	632,866
Transfer agency—Class A	508
Transfer agency—Class B	4,667
Custodian	197,370
Audit and tax	103,537
Legal	85,372
Administrative	70,055
Printing	55,598
Directors’ fees	24,782
Miscellaneous	27,092

Total expenses	2,745,433
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(272,234)

Net expenses	2,473,199

Net investment income	5,105,776

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Affiliated Underlying Portfolios	65,182
Investment transactions(a)	30,645,330
Forward currency exchange contracts	(166,371)
Futures	(620,865)
Swaps	174,088
Swaptions written	10,764
Foreign currency transactions	439,915
Net realized gain distributions from Affiliated Underlying Portfolios	2,347,246
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(14,511,183)
Investments	(40,451,066)
Forward currency exchange contracts	30,292
Futures	270,760
Swaps	(205,658)
Foreign currency denominated assets and liabilities	(55,477)

Net loss on investment and foreign currency transactions	(22,027,043)

Contributions from Affiliates (see Note B)	3,140

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,918,127)

(a)	Net of foreign capital gains taxes of $26,206.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,105,776	$3,892,691
Net realized gain on investment and foreign currency transactions	30,548,043	21,723,157
Net realized gain distributions from Affiliated Underlying Portfolios	2,347,246	–0	–
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(54,922,332)	18,549,980
Contributions from Affiliates (see Note B)	3,140	521

Net increase (decrease) in net assets from operations	(16,918,127)	44,166,349
Distributions to Shareholders*
Class A	(2,582,061)	(903,609)
Class B	(23,104,999)	(7,141,517)
CAPITAL STOCK TRANSACTIONS
Net decrease	(16,551,330)	(35,588,392)

Total increase (decrease)	(59,156,517)	532,831
NET ASSETS
Beginning of period	303,398,012	302,865,181

End of period	$244,241,495	$303,398,012

*	The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note J, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

AB Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$15,204,122		$143,372		$–0	–	$15,347,494
Real Estate	8,692,536		3,306,321		–0	–	11,998,857
Financials	11,129,107		383,688		–0	–	11,512,795
Health Care	9,785,971		380,196		–0	–	10,166,167
Consumer Discretionary	8,755,247		354,298		–0	–	9,109,545
Communication Services	8,564,944		320,164		–0	–	8,885,108
Energy	5,465,488		2,999,852		–0	–	8,465,340
Consumer Staples	6,420,925		260,076		–0	–	6,681,001
Industrials	4,668,265		424,401		–0	–	5,092,666
Materials	1,839,170		1,257,278		–0	–	3,096,448
Utilities	2,294,582		237,253		–0	–	2,531,835
Transportation	–0	–	90,972		–0	–	90,972
Health Care Equipment & Services	49,966		–0	–	–0	–	49,966
Capital Goods	–0	–	37,378		–0	–	37,378
Banks	–0	–	35,922		–0	–	35,922
Consumer Durables & Apparel	–0	–	28,115		–0	–	28,115
Investment Companies	61,975,149		–0	–	–0	–	61,975,149
Corporates—Investment Grade	–0	–	22,309,405		–0	–	22,309,405
Governments—Treasuries	–0	–	20,471,597		–0	–	20,471,597
Mortgage Pass-Throughs	–0	–	7,688,060		–0	–	7,688,060
Inflation-Linked Securities	–0	–	7,001,215		–0	–	7,001,215
Collateralized Mortgage Obligations	–0	–	5,539,954		–0	–	5,539,954
Corporates—Non-Investment Grade	–0	–	5,374,069		–0	–	5,374,069
Commercial Mortgage-Backed Securities	–0	–	4,023,906		1,312,564		5,336,470
Emerging Markets—Treasuries	–0	–	2,341,251		–0	–	2,341,251
Covered Bonds	–0	–	2,333,090		–0	–	2,333,090
Asset-Backed Securities	–0	–	1,118,948		798,453		1,917,401
Collateralized Loan Obligations	–0	–	–0	–	1,355,132		1,355,132
Governments—Sovereign Agencies	–0	–	1,289,495		–0	–	1,289,495
Local Governments—Provincial Bonds	–0	–	713,174		–0	–	713,174
Governments—Sovereign Bonds	–0	–	692,341		–0	–	692,341
Emerging Markets—Corporate Bonds	–0	–	499,803		–0	–	499,803
Emerging Markets—Sovereigns	–0	–	497,199		–0	–	497,199
Local Governments—US Municipal Bonds	–0	–	491,208		–0	–	491,208
Quasi-Sovereigns	–0	–	200,500		–0	–	200,500
Rights	6,650		–0	–	–0	–	6,650
Short-Term Investments:
U.S. Treasury Bills	–0	–	4,796,935		–0	–	4,796,935
Investment Companies	241,075		–0	–	–0	–	241,075
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	154,814		–0	–	–0	–	154,814

Total Investments in Securities	145,248,011		97,641,436		3,466,149		246,355,596

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Other Financial Instruments(a):
Assets:
Futures	$489,288		$–0	–	$–0	–	$489,288	(b)
Forward Currency Exchange Contracts	–0	–	467,329		–0	–	467,329
Centrally Cleared Interest Rate Swaps	–0	–	198,443		–0	–	198,443	(b)
Credit Default Swaps	–0	–	7,717		–0	–	7,717
Liabilities:
Futures	(152,636)		–0	–	–0	–	(152,636	)(b)
Forward Currency Exchange Contracts	–0	–	(597,118)		–0	–	(597,118)
Centrally Cleared Interest Rate Swaps	–0	–	(70,454)		–0	–	(70,454	)(b)
Credit Default Swaps	–0	–	(454,873)		–0	–	(454,873)
Inflation (CPI) Swaps	–0	–	(237,642)		–0	–	(237,642)

Total(c)	$145,584,663		$96,954,838		$3,466,149		$246,005,650

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were deminimis transfers under 1% of net assets between Level 1 to Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage Backed Securities		Asset- Backed Securities		Collateralized Loan Obligations
Balance as of 12/31/17	$1,545,137		$1,812,622		$–0	–
Accrued discounts/(premiums)	753		436		–0	–
Realized gain (loss)	(34,901)		(5,737)		–0	–
Change in unrealized appreciation/depreciation	(16,767)		(6,293)		(14,868)
Purchases/Payups	163,857		399,971		1,370,000
Sales/Paydowns	(345,515)		(1,402,546)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/18	$1,312,564		$798,453		$1,355,132

Net change in unrealized appreciation/depreciation from investments held as of 12/31/18(a)	$(14,777)		$(8,415)		$(14,868)

AB Variable Products Series Fund

	Total
Balance as of 12/31/17	$3,357,759
Accrued discounts/(premiums)	1,189
Realized gain (loss)	(40,638)
Change in unrealized appreciation/depreciation	(37,928)
Purchases/Payups	1,933,828
Sales/Paydowns	(1,748,061)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 12/31/18	$3,466,149

Net change in unrealized appreciation/depreciation from investments held as of 12/31/18(a)	$(38,060)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of December 31, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2018, there were no expenses waived by the Adviser.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control

AB Variable Products Series Fund

Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

During the years ended December 31, 2018 and December 31, 2017, the Adviser reimbursed the Portfolio $3,140 and $521, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $70,055.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $2,709.

In connection with the Portfolio’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of AB mutual funds, as paid by the Portfolio as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2019. For the year ended December 31, 2018, such waivers and/or reimbursements amounted to $269,160.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

							Distributions
Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/18 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$0	$142,829	$142,588	$0	$0	$241	$36	$0
AB Discovery Growth Fund, Inc.	0	4,204	467	43	(1,002)	2,778	60	394
AB Discovery Value Fund, Inc.	0	4,084	244	6	(933)	2,913	45	289

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

							Distributions
Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/18 (000)	Dividend Income (000)	Realized Gains (000)
Bernstein Fund, Inc.:
International Small Cap Portfolio	$0	$10,098	$0	$0	$(2,320)	$7,778	$233	$491
International Strategic Equities Portfolio	0	32,098	0	0	(4,959)	27,139	525	325
Small Cap Core Portfolio	0	3,973	324	16	(864)	2,801	50	174
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	0	4,664	0	0	(978)	3,686	57	231
International Portfolio	0	18,335	0	0	(3,455)	14,880	393	443
Government Money Market Portfolio*	1,220	12,323	13,388	0	0	155	5	0

Total				$65	$(14,511)	$62,371	$1,404	$2,347

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $78,327, of which $442 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$269,271,231	$262,142,082
U.S. government securities	134,924,638	161,617,332

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$253,728,020

Gross unrealized appreciation	$15,314,868
Gross unrealized depreciation	(22,765,010)

Net unrealized depreciation	$(7,450,142)

AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2018, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2018, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2018, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

During the year ended December 31, 2018, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and

AB Variable Products Series Fund

liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2018, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended December 31, 2018, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of December 31, 2018, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2018, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

AB Variable Products Series Fund

During the year ended December 31, 2018, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$489,288	*	Receivable/Payable for variation margin on futures	$152,636	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	198,443	*	Receivable/Payable for variation margin on centrally cleared swaps	70,454	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	467,329		Unrealized depreciation on forward currency exchange contracts	597,118

Interest rate contracts				Unrealized depreciation on inflation swaps	237,642

Credit contracts	Market value on credit default swaps	7,717		Market value on credit default swaps	454,873

Total		$1,162,777			$1,512,723

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(619,785)	$270,760

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,080)	–0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(166,371)	30,292

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(16,843)	–0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	10,764	–0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	119,981	(180,880)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	54,107	(24,778)

Total		$(619,227)	$95,394

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2018:

Futures:
Average original value of buy contracts	$26,753,564
Average original value of sale contracts	$10,098,316
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$21,270,646
Average principal amount of sale contracts	$42,813,848
Purchased Swaptions:
Average notional amount	$5,215,000	(a)
Swaptions Written:
Average notional amount	$12,525,000	(a)
Inflation Swaps:
Average notional amount	$10,000,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$16,883,011
Credit Default Swaps:
Average notional amount of buy contracts	$2,504,000
Average notional amount of sale contracts	$2,776,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,114,286	(b)
Average notional amount of sale contracts	$360,000	(a)

(a)	Positions were open for one month during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
Barclays Bank PLC	$145,358	$(1,433)		$–0	–	$–0	–	$143,925
BNP Paribas SA	4,392	–0	–	–0	–	–0	–	4,392
Citibank, NA	2,844	(2,844)		–0	–	–0	–	–0	–
Citigroup Global Markets, Inc.	61	(61)		–0	–	–0	–	–0	–
Credit Suisse International	11,087	(11,087)		–0	–	–0	–	–0	–
Deutsche Bank AG	12,154	(12,154)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	60,091	(60,091)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	5,451	(5,451)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	40,686	(10,570)		–0	–	–0	–	30,116
Natwest Markets PLC	20,543	–0	–	–0	–	–0	–	20,543
Standard Chartered Bank	5,351	(5,351)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	49,048	(49,048)		–0	–	–0	–	–0	–
UBS AG	117,980	–0	–	–0	–	–0	–	117,980

Total	$475,046	$(158,090)		$–0	–	$–0	–	$316,956	^

AB Variable Products Series Fund

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Bank of America, NA	$237,642	$–0	–	$–0	–	$–0	–	$237,642
Barclays Bank PLC	1,433	(1,433)	–0	–	–0	–	–0	–
Citibank, NA	24,091	(2,844)	–0	–	–0	–	21,247
Citigroup Global Markets, Inc.	76,367	(61)	–0	–	–0	–	76,306
Credit Suisse International	56,536	(11,087)	–0	–	–0	–	45,449
Deutsche Bank AG	119,543	(12,154)	–0	–	–0	–	107,389
Goldman Sachs Bank USA/Goldman Sachs International	587,808	(60,091)	–0	–	–0	–	527,717
JPMorgan Chase Bank, NA	78,762	(5,451)	–0	–	–0	–	73,311
Morgan Stanley & Co., Inc.	10,570	(10,570)	–0	–	–0	–	–0	–
Standard Chartered Bank	8,693	(5,351)	–0	–	–0	–	3,342
State Street Bank & Trust Co.	88,188	(49,048)	–0	–	–0	–	39,140

Total	$1,289,633	$(158,090)	$–0	–	$–0	–	$1,131,543	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2018, the Portfolio earned drop income of $124,447 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

“negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had securities on loan with a value of $149,351 and had received cash collateral which has been invested into Government Money Market Portfolio of $154,814. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned net securities lending income of $4,535 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended December 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $365. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	69,093	177,869	$811,711	$2,060,513
Shares issued in reinvestment of dividends and distributions	235,375	80,751	2,582,059	903,608
Shares redeemed	(402,656)	(645,720)	(4,591,886)	(7,353,598)

Net decrease	(98,188)	(387,100)	$(1,198,116)	$(4,389,477)

Class B
Shares sold	894,991	1,027,911	$10,112,751	$11,533,980
Shares issued in reinvestment of dividends	2,129,493	645,124	23,105,000	7,141,518
Shares redeemed	(4,303,899)	(4,477,191)	(48,570,965)	(49,874,413)

Net decrease	(1,279,415)	(2,804,156)	$(15,353,214)	$(31,198,915)

At December 31, 2018, certain shareholders of the Portfolio owned 62% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

AB Variable Products Series Fund

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments in securities denominated in foreign currencies or reduce the Portfolio’s returns.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Security Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of The Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Real Asset Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Contractholders.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$6,160,964	$5,554,623
Net long-term capital gains	19,526,096	2,490,503

Total taxable distributions paid	$25,687,060	$8,045,126

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,951,351
Undistributed capital gains	30,417,898
Other losses	(27,902	)(a)
Unrealized appreciation/(depreciation)	(7,447,667	)(b)

Total accumulated earnings/(deficit)	$28,893,680	(c)

(a)	As of December 31, 2018, the cumulative deferred loss on straddles was $27,902.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of deferred dividends from real estate investment trusts (REITs) and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.86	$10.54	$10.99	$12.16	$13.77

Income From Investment Operations
Net investment income (a)	.23	(b)	.17	(b)	.19	(b)†	.20	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.87)	1.48	.34	.02	+	.71
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.64)	1.65	.53	.22	.97

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.24)	(.24)	(.27)	(.39)
Distributions from net realized gain on investment transactions	(.89)	(.09)	(.74)	(1.12)	(2.19)

Total dividends and distributions	(1.12)	(.33)	(.98)	(1.39)	(2.58)

Net asset value, end of period	$10.10	$11.86	$10.54	$10.99	$12.16

Total Return
Total investment return based on net asset value (d)*	(6.17)%	15.84%	4.69	%†	1.65%	7.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,967	$29,328	$30,132	$33,409	$36,882
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.66%	.73%	.73%	.70%	.71%
Expenses, before waivers/reimbursements (e)‡	.75%	.73%	.73%	.70%	.71%
Net investment income	2.05	%(b)	1.51	%(b)	1.74	%(b)†	1.71%	1.96%
Portfolio turnover rate **	150%	108%	106%	132%	114%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.11%	–0	–%	–0	–%	–0	–%	–0	–%

See footnote summary on page 55.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.73	$10.42	$10.87	$12.05	$13.65

Income From Investment Operations
Net investment income (a)	.20	(b)	.14	(b)	.16	(b)†	.17	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	1.47	.33	.01	+	.71
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.66)	1.61	.49	.18	.93

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.21)	(.20)	(.24)	(.34)
Distributions from net realized gain on investment transactions	(.89)	(.09)	(.74)	(1.12)	(2.19)

Total dividends and distributions	(1.09)	(.30)	(.94)	(1.36)	(2.53)

Net asset value, end of period	$9.98	$11.73	$10.42	$10.87	$12.05

Total Return
Total investment return based on net asset value (d)*	(6.41)%	15.62%	4.44	%†	1.29%	7.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$220,274	$274,070	$272,733	$298,233	$328,363
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.91%	.98%	.98%	.95%	.96%
Expenses, before waivers/reimbursements (e)‡	1.00%	.98%	.98%	.95%	.96%
Net investment income	1.79	%(b)	1.26	%(b)	1.49	%(b)†	1.46%	1.71%
Portfolio turnover rate **	150%	108%	106%	132%	114%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.11%	–0	–%	–0	–%	–0	–%	–0	–%

See footnote summary on page 55.

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2018, such waiver amounted to .09%.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

+	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2015, and December 31, 2014 by .02%, .03% and .01%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Balanced Wealth Strategy Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Balanced Wealth Strategy Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

2018 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2018. For corporate shareholders, 24.80% of dividends paid qualify for the dividends received deduction.

BALANCED WEALTH STRATEGY PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Balanced Wealth Strategy Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
23,678,129	246,337	1,133,603

*	Mr. Foulk retired on December 31, 2018.

BALANCED WEALTH STRATEGY

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Carol C. McMullen(1)
Michael J. Downey(1)	Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)
Robert M. Keith, President and Chief Executive Officer

OFFICERS
Daniel J. Loewy(2), Vice President Jess Gaspar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and, the Independent Directors Committee.

(2)

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team. Messrs. Loewy and Gaspar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

BALANCED WEALTH STRATEGY PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	95	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Company’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Jess Gaspar 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since December 2016. Prior thereto, he was Managing Director and head of asset allocation and research at Commonfund from prior to 2014 until 2016.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Balanced Wealth Strategy Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement,

AB Variable Products Series Fund

including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund- specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Wealth Strategy Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

VPS-BW-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”) and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards and swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-indexed securities. The Portfolio may invest in US, non-US and emerging-market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation (“DAA”) techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-US dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, the Bloomberg Barclays US Treasury Index and its blended benchmark, a 60% / 40% blend of the MSCI World Index and the Bloomberg Barclays US Treasury Index, respectively, for the one- and five-year periods ended December 31, 2018, and since the Portfolio’s inception on April 1, 2011.

All share classes of the Portfolio outperformed the primary benchmark for the annual period, but underperformed the blended benchmark and the Bloomberg Barclays US Treasury Index. Throughout most of 2018, the Portfolio maintained a close to neutral weight to risk assets. This

1

AB Variable Products Series Fund

weighting was reduced in October to a modest underweight. In December, stock volatility became extremely elevated and importantly, was accompanied by both a widening and change in the trend of credit spreads, as well as decelerating growth. This signaled to the Portfolio’s Senior Investment Management Team (the “Team”) that a protracted period of elevated risk in equity markets was beginning, and the Portfolio further reduced its risk assets in early December to a significant underweight. The proceeds were then added to cash, as opposed to fixed income, to maintain neutral duration.

The Portfolio’s equity position was characterized by a regional bias toward international large-cap stocks. The Team saw more pronounced headwinds for US equity markets relative to non-US developed markets, driven by relative valuations, an appreciating dollar and expectations of further rate hikes by the US Federal Reserve (the “Fed”). The Portfolio’s underweight to US equities contributed to relative performance.

In fixed income, the Portfolio was underweight to the US, which detracted from performance. The Portfolio ended the annual period with a neutral duration. In currency management, the Portfolio held an overweight to the US dollar, relative to the Portfolio’s strategic asset allocation for most of the year, but moved to a significant underweight in the fourth quarter of 2018.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes in the form of currency forwards, purchased and written options, total return swaps and purchased swaptions, which added to absolute returns, while futures and inflation swaps detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2018 marked a difficult year for almost all major asset classes. Global equities ended the year in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the period. Investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off. The Fed raised rates four times during the period, as expected, but softened its tone in December and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in China toward the end of the period. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

Fixed-income markets had mixed performance. Developed-market treasuries rallied, while investment-grade securities posted neutral returns and global high yield sold off. Emerging-market debt sectors came under pressure from a stronger US dollar, slowing Chinese growth, escalating global trade tensions and a hawkish Fed. Developed-market yield curves moved in different directions (bond yields move inversely to price). The Bank of Japan tweaked its monetary policy, holding rates and yields steady but widening the band around 10-year yields, potentially allowing them to move higher. Meanwhile, as announced earlier in the year, the European Central Bank ended its bond-buying program in December.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays US Treasury Index represents the performance of US Treasuries within the US government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-US) Risk: The Portfolio’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

DYNAMIC ASSET ALLOCATION PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years	Since Inception[1]

Dynamic Asset Allocation Portfolio Class A	-7.07%	2.66%	3.96%

Dynamic Asset Allocation Portfolio Class B	-7.35%	2.40%	3.71%

Primary Benchmark: MSCI World Index	-8.71%	4.56%	6.62%

Bloomberg Barclays US Treasury Index	0.86%	2.01%	2.44%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays US Treasury Index	-4.73%	3.71%	5.16%
1 Inception date: 4/1/2011.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82% and 1.08% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

4/1/20111 TO 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 4/1/20111 to 12/31/2018) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/1/2011.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

DYNAMIC ASSET ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$943.80	$3.87	0.79%	$3.97	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.22	$4.02	0.79%	$4.13	0.81%

Class B
Actual	$1,000	$942.50	$5.09	1.04%	$5.19	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.96	$5.30	1.04%	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$178,120,527	33.4%
iShares Core MSCI Emerging Markets ETF	23,906,559	4.5
Vanguard Global ex-U.S. Real Estate ETF	13,132,479	2.5
Vanguard Real Estate ETF	10,309,675	1.9
iShares Core S&P 500 ETF	8,237,460	1.5
Microsoft Corp.	5,620,173	1.1
Apple, Inc.	5,091,058	1.0
Alphabet, Inc.—Class C	4,455,517	0.8
Amazon.com, Inc.	4,360,219	0.8
Berkshire Hathaway, Inc.—Class B	2,820,543	0.5

	$256,054,210	48.0%

PORTFOLIO BREAKDOWN2

December 31, 2018 (unaudited)

ASSET CLASSES	ALLOCATION
Equities
U.S. Large-Cap	10.9%
International Large-Cap	23.1
U.S. Mid-Cap	2.0
U.S. Small-Cap	2.0
Emerging-Market Equities	8.9
Real Estate Equities	4.9

Subtotal	51.8

Fixed Income
U.S. Bonds	36.3
International Bonds	1.1
TIPS	10.8

Subtotal	48.2

Total	100.0%

SECURITY TYPE BREAKDOWN3

December 31, 2018 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$288,540,161	53.7%
Governments—Treasuries	178,120,527	33.2
Investment Companies	55,586,173	10.3
Rights	7,078	0.0
Short-Term Investments	14,797,228	2.8

Total Investments	$537,051,167	100.0%

1	Long-term investments.

2	All data are as of December 31, 2018. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–54.0%

FINANCIALS–8.9%
BANKS–4.4%
AIB Group PLC	5,844	$24,642
Aozora Bank Ltd.	2,000	59,610
Australia & New Zealand Banking Group Ltd.	31,095	537,280
Banco Bilbao Vizcaya Argentaria SA	73,153	388,575
Banco de Sabadell SA	68,373	78,234
Banco Santander SA	178,775	811,816
Bank Hapoalim BM	14,749	93,275
Bank Leumi Le-Israel BM	16,778	101,423
Bank of America Corp.	66,145	1,629,813
Bank of East Asia Ltd. (The)	41,231	130,766
Bank of Ireland Group PLC	11,605	64,544
Bank of Kyoto Ltd. (The)	400	16,438
Bank of Queensland Ltd.	7,933	54,223
Bankia SA	10,832	31,692
Bankinter SA	7,353	59,001
Barclays PLC	188,978	361,566
BB&T Corp.	5,450	236,094
Bendigo & Adelaide Bank Ltd.	9,233	70,152
BNP Paribas SA	13,908	628,095
BOC Hong Kong Holdings Ltd.	39,500	146,613
CaixaBank SA	42,465	153,784
Chiba Bank Ltd. (The)	11,000	61,275
Citigroup, Inc.	17,879	930,781
Citizens Financial Group, Inc.	3,319	98,674
Comerica, Inc.	1,200	82,428
Commerzbank AG(a)	15,814	105,006
Commonwealth Bank of Australia	19,262	982,510
Concordia Financial Group Ltd.	11,221	42,877
Credit Agricole SA	14,327	154,193
Danske Bank A/S	7,940	157,628
DBS Group Holdings Ltd.	21,665	376,751
DNB ASA	9,303	149,329
Erste Group Bank AG(a)	3,207	106,336
Fifth Third Bancorp	4,740	111,532
First Republic Bank/CA	1,173	101,934
Fukuoka Financial Group, Inc.	1,800	36,492
Hang Seng Bank Ltd.	8,100	181,450
HSBC Holdings PLC	219,920	1,814,281
Huntington Bancshares, Inc./OH	7,665	91,367
ING Groep NV	36,740	395,197
Intesa Sanpaolo SpA	165,706	368,965
Japan Post Bank Co., Ltd.	3,855	42,443
JPMorgan Chase & Co.	23,915	2,334,582
KBC Group NV	3,064	197,134
KeyCorp	7,425	109,742
Lloyds Banking Group PLC	821,886	541,771

M&T Bank Corp.	1,015	$145,277
Mebuki Financial Group, Inc.	16,800	44,429
Mediobanca Banca di Credito Finanziario SpA	12,965	109,703
Mitsubishi UFJ Financial Group, Inc.	135,900	666,950
Mizrahi Tefahot Bank Ltd.	1,057	17,852
Mizuho Financial Group, Inc.	253,500	392,224
National Australia Bank Ltd.	30,446	516,648
Nordea Bank Abp	28,914	243,404
Oversea-Chinese Banking Corp., Ltd.	29,000	239,876
People’s United Financial, Inc.	2,365	34,127
PNC Financial Services Group, Inc. (The)	3,330	389,310
Raiffeisen Bank International AG	1,307	33,351
Regions Financial Corp.	7,825	104,699
Resona Holdings, Inc.	21,000	100,726
Royal Bank of Scotland Group PLC	53,666	148,872
Seven Bank Ltd.	16,218	46,297
Shinsei Bank Ltd.	3,700	43,987
Shizuoka Bank Ltd. (The)	4,000	31,180
Skandinaviska Enskilda Banken AB–Class A	16,190	157,381
Societe Generale SA	9,446	299,481
Standard Chartered PLC	34,982	271,868
Sumitomo Mitsui Financial Group, Inc.	14,300	471,400
Sumitomo Mitsui Trust Holdings, Inc.	3,200	116,534
SunTrust Banks, Inc.	3,190	160,904
SVB Financial Group(a)	386	73,309
Svenska Handelsbanken AB–Class A	14,254	158,585
Swedbank AB–Class A	8,621	192,689
UniCredit SpA	17,422	197,337
United Overseas Bank Ltd.	12,000	217,080
US Bancorp	10,915	498,816
Wells Fargo & Co.	30,775	1,418,112
Westpac Banking Corp.	38,249	675,855
Zions Bancorp NA	1,330	54,184

		23,524,761

CAPITAL MARKETS–1.4%
3i Group PLC	9,721	95,919
Affiliated Managers Group, Inc.	407	39,658
Ameriprise Financial, Inc.	1,045	109,067
Amundi SA(b)	1,517	80,205
ASX Ltd.	1,453	61,396
Bank of New York Mellon Corp. (The)	7,015	330,196
BlackRock, Inc.–Class A	877	344,503
Cboe Global Markets, Inc.	746	72,981
Charles Schwab Corp. (The)	8,390	348,437

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CME Group, Inc.–Class A	2,450	$460,894
Credit Suisse Group AG(a)	28,090	307,071
Daiwa Securities Group, Inc.	16,000	81,210
Deutsche Bank AG	19,693	157,055
Deutsche Boerse AG	2,077	248,316
E*TRADE Financial Corp.	1,770	77,668
Franklin Resources, Inc.	2,220	65,845
Goldman Sachs Group, Inc. (The)	2,538	423,973
Hargreaves Lansdown PLC	4,023	94,882
Hong Kong Exchanges & Clearing Ltd.	13,451	388,849
Intercontinental Exchange, Inc.	4,030	303,580
Invesco Ltd.	2,830	47,374
Investec PLC	5,877	33,039
Japan Exchange Group, Inc.	4,965	80,085
Julius Baer Group Ltd.(a)	2,130	75,906
London Stock Exchange Group PLC	3,987	206,848
Macquarie Group Ltd.	3,705	283,788
Moody’s Corp.	1,145	160,346
Morgan Stanley	9,570	379,451
MSCI, Inc.–Class A	657	96,862
Nasdaq, Inc.	760	61,993
Natixis SA	21,759	102,626
Nomura Holdings, Inc.	38,855	147,245
Northern Trust Corp.	1,460	122,041
Partners Group Holding AG	158	96,119
Raymond James Financial, Inc.	909	67,639
S&P Global, Inc.	1,760	299,094
SBI Holdings, Inc./Japan	2,468	48,131
Schroders PLC	1,291	40,207
Singapore Exchange Ltd.	21,000	110,057
St. James’s Place PLC	4,994	60,147
State Street Corp.	2,535	159,882
T. Rowe Price Group, Inc.	1,725	159,252
UBS Group AG(a)	42,353	528,279

		7,458,116

CONSUMER FINANCE–0.2%
Acom Co., Ltd.	13,014	42,335
American Express Co.	5,010	477,553
Capital One Financial Corp.	3,413	257,989
Credit Saison Co., Ltd.	3,500	41,007
Discover Financial Services	2,410	142,142
Synchrony Financial	4,918	115,376

		1,076,402

DIVERSIFIED FINANCIAL SERVICES–0.8%
AMP Ltd.	28,155	48,603
Berkshire Hathaway, Inc.–Class B(a)	13,814	2,820,543
Challenger Ltd./Australia	12,809	85,636
EXOR NV	3,679	199,723
Groupe Bruxelles Lambert SA	768	66,926

IHS Markit Ltd.(a)	2,461	$118,054
Industrivarden AB–Class C	4,979	100,805
Investor AB–Class B	4,336	184,255
Jefferies Financial Group, Inc.	2,055	35,675
Kinnevik AB	4,676	113,156
ORIX Corp.	14,110	206,174
Pargesa Holding SA	1,023	73,781
Standard Life Aberdeen PLC	24,984	81,806
Wendel SA	844	101,242

		4,236,379

INSURANCE–2.1%
Admiral Group PLC	2,010	52,448
Aegon NV	38,312	179,440
Aflac, Inc.	5,410	246,480
Ageas	1,646	74,096
AIA Group Ltd.	128,423	1,066,785
Allianz SE	4,871	978,853
Allstate Corp. (The)	2,500	206,575
American International Group, Inc.	6,293	248,007
Aon PLC	1,765	256,560
Arthur J Gallagher & Co.	1,202	88,587
Assicurazioni Generali SpA	11,115	185,776
Assurant, Inc.	410	36,670
Aviva PLC	43,251	206,999
Baloise Holding AG	926	127,844
Brighthouse Financial, Inc.(a)	797	24,293
Chubb Ltd.	3,232	417,510
Cincinnati Financial Corp.	1,060	82,065
CNP Assurances	4,544	96,453
Dai-ichi Life Holdings, Inc.	11,850	184,026
Direct Line Insurance Group PLC	13,089	53,206
Everest Re Group Ltd.	294	64,021
Gjensidige Forsikring ASA	3,690	57,726
Hannover Rueck SE	795	107,142
Hartford Financial Services Group, Inc. (The)	2,475	110,014
Insurance Australia Group Ltd.	22,589	111,414
Japan Post Holdings Co., Ltd.	16,700	192,819
Legal & General Group PLC	63,405	186,815
Lincoln National Corp.	1,490	76,452
Loews Corp.	1,790	81,481
Mapfre SA	17,737	47,108
Marsh & McLennan Cos., Inc.	3,590	286,302
Medibank Pvt Ltd.	39,307	71,161
MetLife, Inc.	7,070	290,294
MS&AD Insurance Group Holdings, Inc.	4,800	136,441
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,588	346,341

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

NN Group NV	7,137	$283,757
Principal Financial Group, Inc.	1,840	81,273
Progressive Corp. (The)	4,045	244,035
Prudential Financial, Inc.	2,965	241,796
Prudential PLC	28,434	507,730
QBE Insurance Group Ltd.	13,053	92,945
RSA Insurance Group PLC	10,859	71,265
Sampo Oyj–Class A	4,765	211,183
SCOR SE	3,333	149,839
Sompo Holdings, Inc.	4,000	135,880
Sony Financial Holdings, Inc.	4,130	76,969
Suncorp Group Ltd.	12,247	108,995
Swiss Life Holding AG(a)	342	132,002
Swiss Re AG	3,176	292,193
T&D Holdings, Inc.	5,500	63,621
Tokio Marine Holdings, Inc.	7,300	346,814
Torchmark Corp.	752	56,047
Travelers Cos., Inc. (The)	1,930	231,117
Tryg A/S	1,821	45,927
Unum Group	1,520	44,658
Willis Towers Watson PLC	887	134,700
Zurich Insurance Group AG	1,604	478,134

		11,009,084

		47,304,742

HEALTH CARE–7.3%
BIOTECHNOLOGY–0.9%
AbbVie, Inc.	10,662	982,930
Alexion Pharmaceuticals, Inc.(a)	1,580	153,829
Amgen, Inc.	4,678	910,666
BeiGene Ltd. (Sponsored ADR)(a)	364	51,055
Biogen, Inc.(a)	1,465	440,848
Celgene Corp.(a)	4,930	315,964
CSL Ltd.	4,876	636,893
Genmab A/S(a)	540	88,787
Gilead Sciences, Inc.	9,115	570,143
Grifols SA	3,644	95,661
Incyte Corp.(a)	1,240	78,851
Regeneron Pharmaceuticals, Inc.(a)	540	201,690
Vertex Pharmaceuticals, Inc.(a)	1,807	299,438

		4,826,755

HEALTH CARE EQUIPMENT & SUPPLIES–1.3%
Abbott Laboratories	12,276	887,923
ABIOMED, Inc.(a)	308	100,112
Align Technology, Inc.(a)	540	113,092
Asahi Intecc Co., Ltd.	734	31,052
Baxter International, Inc.	3,380	222,472
Becton Dickinson and Co.	1,948	438,923
Boston Scientific Corp.(a)	9,660	341,384
Cochlear Ltd.	405	49,624
Coloplast A/S–Class B	1,154	107,340

ConvaTec Group PLC(b)	12,601	$22,320
Cooper Cos., Inc. (The)	361	91,875
Danaher Corp.	4,340	447,541
DENTSPLY SIRONA, Inc.	1,596	59,387
Edwards Lifesciences Corp.(a)	1,490	228,223
Fisher & Paykel Healthcare Corp., Ltd.	6,133	53,594
Hologic, Inc.(a)	1,820	74,802
Hoya Corp.	3,900	235,170
IDEXX Laboratories, Inc.(a)	633	117,751
Intuitive Surgical, Inc.(a)	815	390,320
Koninklijke Philips NV	14,135	495,566
Medtronic PLC	9,459	860,391
Olympus Corp.	2,800	85,637
ResMed, Inc.	1,016	115,692
Sartorius AG (Preference Shares)	812	101,059
Siemens Healthineers AG(a)(b)	1,618	67,611
Smith & Nephew PLC	9,779	183,050
Sonova Holding AG	666	109,521
Straumann Holding AG	145	91,577
Stryker Corp.	2,275	356,606
Sysmex Corp.	1,836	87,194
Terumo Corp.	3,300	186,137
Varian Medical Systems, Inc.(a)	645	73,085
William Demant Holding A/S(a)	2,050	58,367
Zimmer Biomet Holdings, Inc.	1,385	143,652

		7,028,050

HEALTH CARE PROVIDERS & SERVICES–1.0%
Alfresa Holdings Corp.	2,700	68,822
AmerisourceBergen Corp.–Class A	1,135	84,444
Anthem, Inc.	1,850	485,866
Cardinal Health, Inc.	2,095	93,437
Centene Corp.(a)	1,487	171,451
Cigna Corp.	2,662	505,488
CVS Health Corp.	9,029	591,580
DaVita, Inc.(a)	950	48,887
Fresenius Medical Care AG & Co. KGaA	2,085	135,152
Fresenius SE & Co. KGaA	4,696	226,977
HCA Healthcare, Inc.	1,950	242,678
Henry Schein, Inc.(a)	1,040	81,661
Humana, Inc.	965	276,453
Laboratory Corp. of America Holdings(a)	725	91,611
McKesson Corp.	1,465	161,839
Medipal Holdings Corp.	3,900	83,437
NMC Health PLC	1,143	39,892
Quest Diagnostics, Inc.	950	79,107

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Ramsay Health Care Ltd.	1,156	$47,022
Ryman Healthcare Ltd.	5,937	42,846
Sonic Healthcare Ltd.	5,598	87,329
Suzuken Co., Ltd./Aichi Japan	1,200	61,107
UnitedHealth Group, Inc.	6,735	1,677,823
Universal Health Services, Inc.–Class B	650	75,764
WellCare Health Plans, Inc.(a)	347	81,923

		5,542,596

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	2,180	114,319
M3, Inc.	4,140	55,771

		170,090

LIFE SCIENCES TOOLS & SERVICES–0.4%
Agilent Technologies, Inc.	2,245	151,448
Illumina, Inc.(a)	1,111	333,222
IQVIA Holdings, Inc.(a)	1,096	127,322
Lonza Group AG(a)	779	202,505
Mettler-Toledo International, Inc.(a)	220	124,428
PerkinElmer, Inc.	755	59,305
QIAGEN NV(a)	2,703	92,364
Sartorius Stedim Biotech	712	71,285
Thermo Fisher Scientific, Inc.	2,885	645,634
Waters Corp.(a)	545	102,814

		1,910,327

PHARMACEUTICALS–3.7%
Allergan PLC	2,400	320,784
Astellas Pharma, Inc.	22,500	287,474
AstraZeneca PLC	13,918	1,038,922
Bayer AG	10,385	722,264
Bristol-Myers Squibb Co.	11,465	595,951
Chugai Pharmaceutical Co., Ltd.	2,100	121,798
Daiichi Sankyo Co., Ltd.	5,700	182,319
Eisai Co., Ltd.	2,933	227,072
Eli Lilly & Co.	6,665	771,274
GlaxoSmithKline PLC	54,490	1,038,471
Hisamitsu Pharmaceutical Co., Inc.	1,000	55,203
Ipsen SA	880	113,860
Johnson & Johnson	18,805	2,426,785
Kyowa Hakko Kirin Co., Ltd.	2,152	40,664
Merck & Co., Inc.	18,905	1,444,531
Merck KGaA	1,230	126,607
Mitsubishi Tanabe Pharma Corp.	3,000	43,307
Mylan NV(a)	3,555	97,407
Nektar Therapeutics(a)	1,074	35,302
Novartis AG	24,089	2,063,083

Novo Nordisk A/S–Class B	20,377	$935,856
Ono Pharmaceutical Co., Ltd.	3,900	79,641
Orion Oyj–Class B	974	33,884
Otsuka Holdings Co., Ltd.	4,348	177,678
Perrigo Co. PLC	822	31,852
Pfizer, Inc.	41,036	1,791,221
Recordati SpA	2,055	71,165
Roche Holding AG	7,721	1,916,806
Sanofi	12,344	1,070,840
Santen Pharmaceutical Co., Ltd.	2,500	36,071
Shionogi & Co., Ltd.	2,800	159,811
Shire PLC	10,543	613,472
Sumitomo Dainippon Pharma Co., Ltd.	2,900	92,482
Taisho Pharmaceutical Holdings Co., Ltd.	567	56,909
Takeda Pharmaceutical Co., Ltd.	7,600	257,598
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	10,774	166,135
UCB SA	1,519	124,067
Vifor Pharma AG	802	87,270
Zoetis, Inc.	3,346	286,217

		19,742,053

		39,219,871

INFORMATION TECHNOLOGY–7.1%
COMMUNICATIONS EQUIPMENT–0.4%
Arista Networks, Inc.(a)	335	70,585
Cisco Systems, Inc.	32,990	1,429,457
F5 Networks, Inc.(a)	480	77,774
Juniper Networks, Inc.	2,440	65,660
Motorola Solutions, Inc.	1,145	131,721
Nokia Oyj	62,192	361,032
Telefonaktiebolaget LM Ericsson–Class B	28,969	256,432

		2,392,661

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Alps Electric Co., Ltd.	2,053	39,808
Amphenol Corp.–Class A	2,150	174,193
Corning, Inc.	5,805	175,369
FLIR Systems, Inc.	910	39,621
Hamamatsu Photonics KK	1,600	53,620
Hexagon AB–Class B	4,263	197,068
Hirose Electric Co., Ltd.	315	30,818
Hitachi High-Technologies Corp.	1,881	58,902
Hitachi Ltd.	10,400	275,707
Ingenico Group SA	930	52,757
IPG Photonics Corp.(a)	273	30,928
Keyence Corp.	1,054	532,740
Keysight Technologies, Inc.(a)	1,328	82,442

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Kyocera Corp.	3,100	$154,954
Murata Manufacturing Co., Ltd.	2,000	269,499
Nippon Electric Glass Co., Ltd.	2,938	71,980
Omron Corp.	1,800	65,253
Shimadzu Corp.	2,000	39,440
TDK Corp.	1,200	84,006
TE Connectivity Ltd.	2,460	186,050
Venture Corp., Ltd.	4,005	41,119
Yaskawa Electric Corp.	2,723	66,561
Yokogawa Electric Corp.	4,500	77,681

		2,800,516

IT SERVICES–1.5%
Accenture PLC–Class A	4,535	639,480
Akamai Technologies, Inc.(a)	1,205	73,601
Alliance Data Systems Corp.	330	49,526
Amadeus IT Group SA–Class A	4,677	325,414
Atos SE	677	55,470
Automatic Data Processing, Inc.	3,120	409,094
Broadridge Financial Solutions, Inc.	819	78,829
Capgemini SE	1,557	154,867
Cognizant Technology Solutions Corp.–Class A	4,080	258,998
Computershare Ltd.	3,663	44,393
DXC Technology Co.	2,068	109,956
Fidelity National Information Services, Inc.	2,320	237,916
Fiserv, Inc.(a)	2,850	209,447
FleetCor Technologies, Inc.(a)	661	122,761
Fujitsu Ltd.	1,800	112,205
Gartner, Inc.(a)	640	81,818
Global Payments, Inc.	1,109	114,371
International Business Machines Corp.	6,468	735,218
Jack Henry & Associates, Inc.	547	69,206
Mastercard, Inc.–Class A	6,460	1,218,679
Nomura Research Institute Ltd.	1,300	48,207
NTT Data Corp.	6,010	65,688
Obic Co., Ltd.	730	56,348
Otsuka Corp.	1,200	33,026
Paychex, Inc.	2,245	146,262
PayPal Holdings, Inc.(a)	7,835	658,845
Total System Services, Inc.	1,160	94,296
VeriSign, Inc.(a)	675	100,096
Visa, Inc.–Class A	12,550	1,655,847
Western Union Co. (The)–Class W	3,230	55,104
Wirecard AG	1,262	190,249
Wix.com Ltd.(a)	485	43,815

		8,249,032

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.4%
Advanced Micro Devices, Inc.(a)	5,783	$106,754
Analog Devices, Inc.	2,610	224,016
Applied Materials, Inc.	7,035	230,326
ASM Pacific Technology Ltd.	900	8,689
ASML Holding NV	3,784	592,799
Broadcom, Inc.	3,059	777,843
Disco Corp.	309	35,927
Infineon Technologies AG	10,766	215,553
Intel Corp.	32,640	1,531,795
KLA-Tencor Corp.	1,060	94,859
Lam Research Corp.	1,129	153,736
Maxim Integrated Products, Inc.	1,975	100,429
Microchip Technology, Inc.	1,595	114,712
Micron Technology, Inc.(a)	8,120	257,648
NVIDIA Corp.	4,335	578,723
NXP Semiconductors NV	3,835	281,029
Qorvo, Inc.(a)	868	52,714
QUALCOMM, Inc.	8,594	489,085
Renesas Electronics Corp.(a)	9,161	41,609
Rohm Co., Ltd.	1,300	82,972
Skyworks Solutions, Inc.	1,224	82,032
STMicroelectronics NV	12,251	173,641
SUMCO Corp.	2,522	28,087
Texas Instruments, Inc.	6,875	649,687
Tokyo Electron Ltd.	1,689	190,138
Xilinx, Inc.	1,735	147,770

		7,242,573

SOFTWARE–2.1%
Adobe, Inc.(a)	3,460	782,790
ANSYS, Inc.(a)	612	87,479
Autodesk, Inc.(a)	1,525	196,130
Cadence Design Systems, Inc.(a)	1,964	85,395
Check Point Software Technologies Ltd.(a)	1,392	142,889
Citrix Systems, Inc.	880	90,165
Dassault Systemes SE	1,424	169,142
Fortinet, Inc.(a)	1,019	71,768
Intuit, Inc.	1,700	334,645
Micro Focus International PLC	4,754	83,284
Microsoft Corp.	55,333	5,620,173
Nice Ltd.(a)	596	64,571
Oracle Corp.	18,256	824,258
Oracle Corp. Japan	500	31,739
Red Hat, Inc.(a)	1,240	217,794
Sage Group PLC (The)	12,240	93,874
salesforce.com, Inc.(a)	5,362	734,433
SAP SE	10,475	1,039,640
Symantec Corp.	4,355	82,288
Synopsys, Inc.(a)	1,022	86,093

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Temenos AG(a)	662	$79,548
Trend Micro, Inc./Japan	1,600	86,457

		11,004,555

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.2%
Apple, Inc.	32,275	5,091,058
Brother Industries Ltd.	2,200	32,563
Canon, Inc.	11,400	313,679
FUJIFILM Holdings Corp.	4,200	162,811
Hewlett Packard Enterprise Co.	10,660	140,819
HP, Inc.	11,510	235,495
Konica Minolta, Inc.	6,000	54,009
NEC Corp.	2,500	74,335
NetApp, Inc.	1,840	109,793
Ricoh Co., Ltd.	6,000	58,631
Seagate Technology PLC	1,950	75,250
Seiko Epson Corp.	2,700	37,710
Western Digital Corp.	2,063	76,269
Xerox Corp.	1,486	29,363

		6,491,785

		38,181,122

INDUSTRIALS–6.3%
AEROSPACE & DEFENSE–1.1%
AerCap Holdings NV(a)	1,405	55,638
Airbus SE	6,243	595,206
Arconic, Inc.	2,956	49,838
BAE Systems PLC	33,818	197,797
Boeing Co. (The)	3,860	1,244,850
Dassault Aviation SA	41	56,841
Elbit Systems Ltd.	250	28,697
General Dynamics Corp.	1,910	300,271
Harris Corp.	845	113,779
Huntington Ingalls Industries, Inc.	329	62,612
L3 Technologies, Inc.	525	91,172
Leonardo SpA	5,271	46,439
Lockheed Martin Corp.	1,800	471,312
Meggitt PLC	10,854	65,200
MTU Aero Engines AG	579	105,147
Northrop Grumman Corp.	1,240	303,676
Raytheon Co.	2,050	314,367
Rolls-Royce Holdings PLC(a)	19,591	206,391
Safran SA	3,586	430,087
Singapore Technologies Engineering Ltd.	43,000	110,230
Textron, Inc.	1,755	80,712
Thales SA	1,184	138,359
TransDigm Group, Inc.(a)	363	123,442
United Technologies Corp.	5,675	604,274

		5,796,337

AIR FREIGHT & LOGISTICS–0.3%
Bollore SA	25,929	$103,956
CH Robinson Worldwide, Inc.	965	81,147
Deutsche Post AG	10,803	295,021
Expeditors International of Washington, Inc.	1,220	83,070
FedEx Corp.	1,715	276,681
Kuehne & Nagel International AG	477	61,403
Royal Mail PLC	8,567	29,735
SG Holdings Co., Ltd.	2,174	56,529
United Parcel Service, Inc.–Class B	4,855	473,508
Yamato Holdings Co., Ltd.	3,400	93,217

		1,554,267

AIRLINES–0.2%
Alaska Air Group, Inc.	843	51,297
American Airlines Group, Inc.	2,882	92,541
ANA Holdings, Inc.	1,007	36,150
Delta Air Lines, Inc.	4,502	224,650
Deutsche Lufthansa AG	3,330	75,203
easyJet PLC	2,320	32,691
International Consolidated Airlines Group SA	10,420	82,607
Japan Airlines Co., Ltd.	900	31,897
Singapore Airlines Ltd.	14,000	96,718
Southwest Airlines Co.	3,705	172,208
United Continental Holdings, Inc.(a)	1,622	135,810

		1,031,772

BUILDING PRODUCTS–0.3%
AGC, Inc./Japan	2,000	62,166
Allegion PLC	635	50,616
AO Smith Corp.	955	40,778
Assa Abloy AB–Class B	9,541	170,849
Cie de Saint-Gobain	4,539	150,679
Daikin Industries Ltd.	2,774	294,753
Fortune Brands Home & Security, Inc.	971	36,888
Geberit AG	360	140,191
Johnson Controls International PLC	6,492	192,488
Kingspan Group PLC	1,858	79,648
LIXIL Group Corp.	2,500	30,993
Masco Corp.	2,105	61,550
TOTO Ltd.	1,522	52,646

		1,364,245

COMMERCIAL SERVICES & SUPPLIES–0.2%
Babcock International Group PLC	3,784	23,602
Brambles Ltd.	15,030	107,534

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Cintas Corp.	585	$98,274
Copart, Inc.(a)	1,391	66,462
Dai Nippon Printing Co., Ltd.	2,500	52,185
G4S PLC	17,154	43,302
ISS A/S	1,785	49,974
Park24 Co., Ltd.	1,300	28,628
Republic Services, Inc.–Class A	1,500	108,135
Rollins, Inc.	1,044	37,688
Secom Co., Ltd.	2,338	193,938
Societe BIC SA	891	91,020
Sohgo Security Services Co., Ltd.	1,000	46,723
Toppan Printing Co., Ltd.	2,500	36,748
Waste Management, Inc.	2,745	244,278

		1,228,491

CONSTRUCTION & ENGINEERING–0.3%
ACS Actividades de Construccion y Servicios SA	2,638	102,110
Bouygues SA	1,739	62,445
CIMIC Group Ltd.	2,988	91,373
Eiffage SA	1,102	92,135
Epiroc AB–Class A(a)	16,027	152,330
Epiroc AB–Class B(a)	3,579	31,947
Ferrovial SA	4,800	97,213
Fluor Corp.	965	31,073
HOCHTIEF AG	422	56,992
Jacobs Engineering Group, Inc.	815	47,645
JGC Corp.	4,000	56,297
Kajima Corp.	3,500	47,016
Obayashi Corp.	6,000	54,330
Quanta Services, Inc.	1,015	30,551
Shimizu Corp.	4,000	32,540
Skanska AB–Class B	8,587	136,921
Taisei Corp.	2,000	85,657
Vinci SA	5,456	448,658

		1,657,233

ELECTRICAL EQUIPMENT–0.5%
ABB Ltd.	20,970	400,445
AMETEK, Inc.	1,599	108,252
Eaton Corp. PLC	3,044	209,001
Emerson Electric Co.	4,350	259,913
Fuji Electric Co., Ltd.	2,800	82,467
Legrand SA	2,541	143,649
Melrose Industries PLC	52,623	109,935
Mitsubishi Electric Corp.	21,000	231,579
Nidec Corp.	2,567	290,448
OSRAM Licht AG	678	29,506
Prysmian SpA	1,074	20,897
Rockwell Automation, Inc.	930	139,946
Schneider Electric SE	6,098	413,635
Siemens Gamesa Renewable Energy SA(a)	810	9,862

Vestas Wind Systems A/S	2,133	$161,465

		2,611,000

INDUSTRIAL CONGLOMERATES–0.8%
3M Co.	4,155	791,694
CK Hutchison Holdings Ltd.	25,840	248,018
DCC PLC	1,216	92,757
General Electric Co.	60,959	461,460
Honeywell International, Inc.	5,305	700,896
Jardine Matheson Holdings Ltd.	2,300	160,146
Jardine Strategic Holdings Ltd.	2,005	73,511
Keihan Holdings Co., Ltd.	1,000	40,747
Keppel Corp., Ltd.	13,000	56,436
NWS Holdings Ltd.	37,000	75,975
Roper Technologies, Inc.	725	193,227
Seibu Holdings, Inc.	3,142	54,650
Siemens AG	8,153	909,887
Smiths Group PLC	3,761	65,475
Toshiba Corp.	7,200	203,306

		4,128,185

MACHINERY–1.1%
Alfa Laval AB	3,778	81,217
Alstom SA	3,502	141,461
Amada Holdings Co., Ltd.	3,000	26,931
ANDRITZ AG	693	31,827
Atlas Copco AB–Class A	6,392	152,501
Atlas Copco AB–Class B SHS	3,579	78,422
Caterpillar, Inc.	4,185	531,788
CNH Industrial NV	22,634	204,505
Cummins, Inc.	1,100	147,004
Daifuku Co., Ltd.	1,030	46,701
Deere & Co.	2,335	348,312
Dover Corp.	1,085	76,981
FANUC Corp.	2,100	318,695
Flowserve Corp.	910	34,598
Fortive Corp.	2,170	146,822
GEA Group AG	1,741	44,823
Hino Motors Ltd.	6,000	56,499
Hitachi Construction Machinery Co., Ltd.	3,000	70,204
Hoshizaki Corp.	400	24,272
IHI Corp.	2,600	71,608
Illinois Tool Works, Inc.	2,125	269,216
Ingersoll-Rand PLC	1,705	155,547
JTEKT Corp.	4,300	47,557
Kawasaki Heavy Industries Ltd.	900	19,206
KION Group AG	1,747	88,841
Komatsu Ltd.	9,800	210,601
Kone Oyj–Class B	3,593	171,535
Kubota Corp.	10,000	142,137
Kurita Water Industries Ltd.	1,200	29,053
Makita Corp.	2,200	78,135
Metso Oyj	1,073	28,190

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MINEBEA MITSUMI, Inc.	4,131	$59,569
MISUMI Group, Inc.	2,900	61,094
Mitsubishi Heavy Industries Ltd.	3,100	111,235
Nabtesco Corp.	1,000	21,651
NGK Insulators Ltd.	2,000	27,108
NSK Ltd.	4,719	40,488
PACCAR, Inc.	2,410	137,707
Parker-Hannifin Corp.	945	140,937
Pentair PLC	1,060	40,047
Sandvik AB	12,165	174,303
Schindler Holding AG	413	82,002
Schindler Holding AG (REG)	575	111,758
SKF AB–Class B	4,700	71,434
SMC Corp./Japan	600	180,644
Snap-on, Inc.	420	61,022
Stanley Black & Decker, Inc.	1,065	127,523
Sumitomo Heavy Industries Ltd.	1,200	35,581
THK Co., Ltd.	1,531	28,602
Volvo AB–Class B	14,676	192,168
Wartsila Oyj Abp	4,224	67,428
Weir Group PLC (The)	2,037	33,731
Xylem, Inc./NY	1,235	82,399
Yangzijiang Shipbuilding Holdings Ltd.	56,331	51,759

		5,815,379

MARINE–0.0%
AP Moller–Maersk A/S–Class A	70	83,052
AP Moller–Maersk A/S–Class B	68	85,539
Mitsui OSK Lines Ltd.	1,200	25,968
Nippon Yusen KK	3,100	47,403

		241,962

PROFESSIONAL SERVICES–0.4%
Adecco Group AG	1,673	78,635
Bureau Veritas SA	3,094	63,048
Equifax, Inc.	855	79,626
Experian PLC	10,230	247,995
Intertek Group PLC	1,536	94,007
Nielsen Holdings PLC	2,316	54,032
Randstad NV	1,613	73,956
Recruit Holdings Co., Ltd.	11,748	283,817
RELX PLC (London)	26,788	552,379
Robert Half International, Inc.	885	50,622
SEEK Ltd.	4,101	48,926
SGS SA	52	117,053
Verisk Analytics, Inc.–Class A(a)	1,100	119,944
Wolters Kluwer NV	5,568	327,438

		2,191,478

ROAD & RAIL–0.6%
Aurizon Holdings Ltd.	22,082	$66,621
Central Japan Railway Co.	1,537	324,287
CSX Corp.	6,160	382,721
DSV A/S	1,630	107,649
East Japan Railway Co.	3,600	317,916
Hankyu Hanshin Holdings, Inc.	2,200	73,145
JB Hunt Transport Services, Inc.	603	56,103
Kansas City Southern	670	63,951
Keikyu Corp.	2,000	32,683
Keio Corp.	1,200	69,832
Keisei Electric Railway Co., Ltd.	2,945	92,270
Kintetsu Group Holdings Co., Ltd.	1,700	73,870
Kyushu Railway Co.	1,722	58,260
MTR Corp., Ltd.	15,500	81,574
Nagoya Railroad Co., Ltd.	1,800	47,406
Nippon Express Co., Ltd.	1,200	66,664
Norfolk Southern Corp.	2,040	305,062
Odakyu Electric Railway Co., Ltd.	3,000	65,972
Tobu Railway Co., Ltd.	1,200	32,400
Tokyu Corp.	5,000	81,705
Union Pacific Corp.	5,500	760,265
West Japan Railway Co.	1,568	110,781

		3,271,137

TRADING COMPANIES & DISTRIBUTORS–0.4%
Ashtead Group PLC	5,697	118,836
Brenntag AG	1,471	64,208
Bunzl PLC	3,191	96,364
Fastenal Co.	1,980	103,534
Ferguson PLC	2,936	187,605
ITOCHU Corp.	16,000	271,725
Marubeni Corp.	16,000	112,264
Mitsubishi Corp.	16,100	441,406
Mitsui & Co., Ltd.	18,200	279,612
MonotaRO Co., Ltd.	2,090	51,521
Sumitomo Corp.	11,300	160,333
Toyota Tsusho Corp.	2,300	67,580
United Rentals, Inc.(a)	600	61,518
WW Grainger, Inc.	380	107,297

		2,123,803

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA(b)	780	121,190
Aeroports de Paris	1,000	189,627
Atlantia SpA	176	3,642
Auckland International Airport Ltd.	10,521	50,779
Getlink SE	6,892	92,610
Kamigumi Co., Ltd.	1,500	30,688
Sydney Airport	8,828	41,861

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Transurban Group	24,623	$202,094

		732,491

		33,747,780

CONSUMER DISCRETIONARY–5.7%
AUTO COMPONENTS–0.3%
Aisin Seiki Co., Ltd.	1,800	61,877
Aptiv PLC	1,891	116,429
BorgWarner, Inc.	1,380	47,941
Bridgestone Corp.	6,900	264,724
Cie Generale des Etablissements Michelin SCA–Class B	1,732	170,475
Continental AG	1,047	145,780
Denso Corp.	5,200	230,192
Faurecia SA	1,635	61,691
Goodyear Tire & Rubber Co. (The)	1,610	32,860
Koito Manufacturing Co., Ltd.	1,000	51,593
NGK Spark Plug Co., Ltd.	3,000	59,385
Nokian Renkaat Oyj	1,090	33,478
Stanley Electric Co., Ltd.	1,600	44,759
Sumitomo Electric Industries Ltd.	7,200	95,352
Sumitomo Rubber Industries Ltd.	4,100	48,269
Toyota Industries Corp.	1,600	73,680
Valeo SA	2,277	66,410
Yokohama Rubber Co., Ltd. (The)	1,000	18,702

		1,623,597

AUTOMOBILES–1.0%
Bayerische Motoren Werke AG	3,152	255,643
Daimler AG	10,262	540,960
Ferrari NV	1,527	151,943
Fiat Chrysler Automobiles NV(a)	14,140	203,876
Ford Motor Co.	27,420	209,763
General Motors Co.	8,816	294,895
Harley-Davidson, Inc.	1,150	39,238
Honda Motor Co., Ltd.	18,521	487,937
Isuzu Motors Ltd.	5,500	77,149
Mazda Motor Corp.	5,200	53,458
Mitsubishi Motors Corp.	11,400	62,081
Nissan Motor Co., Ltd.	26,300	210,382
Peugeot SA	7,475	159,425
Porsche Automobil Holding SE (Preference Shares)	1,458	85,748
Renault SA	1,830	113,996
Subaru Corp.	6,000	128,180
Suzuki Motor Corp.	3,500	176,440
Toyota Motor Corp.	25,102	1,453,068
Volkswagen AG	630	100,784
Volkswagen AG (Preference Shares)	2,067	329,595

Yamaha Motor Co., Ltd.	2,700	$52,714

		5,187,275

DISTRIBUTORS–0.0%
Genuine Parts Co.	1,010	96,980
Jardine Cycle & Carriage Ltd.	2,000	51,778
LKQ Corp.(a)	2,164	51,352

		200,110

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	7,632
H&R Block, Inc.	1,420	36,025

		43,657

HOTELS, RESTAURANTS & LEISURE–0.9%
Accor SA	2,705	115,028
Aristocrat Leisure Ltd.	4,876	75,060
Carnival Corp.	2,785	137,300
Carnival PLC	2,273	109,154
Chipotle Mexican Grill, Inc.–Class A(a)	244	105,357
Compass Group PLC	16,836	354,311
Crown Resorts Ltd.	9,430	78,809
Darden Restaurants, Inc.	870	86,878
Domino’s Pizza Enterprises Ltd.	823	23,577
Galaxy Entertainment Group Ltd.	20,155	127,312
Genting Singapore Ltd.	92,000	65,855
GVC Holdings PLC	5,872	50,411
Hilton Worldwide Holdings, Inc.	1,966	141,159
InterContinental Hotels Group PLC	2,053	111,053
Marriott International, Inc./MD–Class A	2,131	231,341
McDonald’s Corp.	5,480	973,084
McDonald’s Holdings Co. Japan Ltd.	2,200	93,452
Melco Resorts & Entertainment Ltd. (ADR)	2,651	46,711
Merlin Entertainments PLC(b)	11,141	45,127
MGM Resorts International	3,460	83,940
Norwegian Cruise Line Holdings Ltd.(a)	1,381	58,541
Oriental Land Co., Ltd./Japan	2,100	211,196
Paddy Power Betfair PLC	1,060	87,018
Royal Caribbean Cruises Ltd.	1,177	115,099
Sands China Ltd.	39,744	173,324
Sodexo SA	1,005	103,068
Starbucks Corp.	8,811	567,428
Tabcorp Holdings Ltd.	26,623	80,487
TUI AG	4,841	69,578
Whitbread PLC	2,125	124,093
Wynn Macau Ltd.	77,455	168,609

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Wynn Resorts Ltd.	560	$55,390
Yum! Brands, Inc.	2,245	206,360

		5,075,110

HOUSEHOLD DURABLES–0.4%
Auto Trader Group PLC(b)	9,529	55,301
Barratt Developments PLC	9,541	56,280
Berkeley Group Holdings PLC	1,236	54,820
Casio Computer Co., Ltd.	181	2,146
DR Horton, Inc.	2,355	81,624
Electrolux AB–Class B	2,430	51,221
Garmin Ltd.	770	48,756
Husqvarna AB–Class B	8,194	60,832
Iida Group Holdings Co., Ltd.	2,902	50,266
Leggett & Platt, Inc.	825	29,568
Lennar Corp.–Class A	1,900	74,385
Mohawk Industries, Inc.(a)	450	52,632
Newell Brands, Inc.	3,355	62,369
Nikon Corp.	3,200	47,664
Panasonic Corp.	23,500	211,110
Persimmon PLC	3,527	86,855
PulteGroup, Inc.	1,835	47,692
Rinnai Corp.	700	46,092
SEB SA	568	73,408
Sekisui Chemical Co., Ltd.	4,000	59,463
Sekisui House Ltd.	6,000	88,111
Sharp Corp./Japan	4,999	50,049
Sony Corp.	14,135	681,443
Taylor Wimpey PLC	31,025	53,948
Techtronic Industries Co., Ltd.	13,454	71,396
Whirlpool Corp.	450	48,092

		2,245,523

INTERNET & DIRECT MARKETING RETAIL–1.0%
Amazon.com, Inc.(a)	2,903	4,360,219
Booking Holdings, Inc.(a)	347	597,680
Delivery Hero SE(a)(b)	1,586	59,212
eBay, Inc.(a)	6,485	182,034
Expedia Group, Inc.	832	93,725
Rakuten, Inc.	8,852	59,385
Zalando SE(a)(b)	2,021	52,219
ZOZO, Inc.	2,592	47,488

		5,451,962

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	1,900	85,308
Hasbro, Inc.	800	65,000
Mattel, Inc.(a)(c)	2,335	23,327
Sankyo Co., Ltd.	300	11,409
Shimano, Inc.	700	98,677
Yamaha Corp.	1,600	68,063

		351,784

MULTILINE RETAIL–0.3%
Dollar General Corp.	1,770	$191,302
Dollar Tree, Inc.(a)	1,688	152,460
Don Quijote Holdings Co., Ltd.	1,000	61,827
Isetan Mitsukoshi Holdings Ltd.	2,200	24,307
J Front Retailing Co., Ltd.	3,500	40,060
Kohl’s Corp.	1,180	78,281
Macy’s, Inc.	2,105	62,687
Marks & Spencer Group PLC	15,442	48,432
Marui Group Co., Ltd.	3,300	63,954
Next PLC	1,643	83,656
Nordstrom, Inc.	820	38,220
Ryohin Keikaku Co., Ltd.	257	62,395
Target Corp.	3,725	246,185
Wesfarmers Ltd.	12,002	272,670

		1,426,436

SPECIALTY RETAIL–0.9%
ABC-Mart, Inc.	500	27,689
Advance Auto Parts, Inc.	531	83,611
AutoZone, Inc.(a)	225	188,626
Best Buy Co., Inc.	1,700	90,032
CarMax, Inc.(a)	1,220	76,531
Fast Retailing Co., Ltd.	641	327,385
Foot Locker, Inc.	792	42,134
Gap, Inc. (The)	1,505	38,769
Hennes & Mauritz AB–Class B	9,038	128,530
Hikari Tsushin, Inc.	500	78,153
Home Depot, Inc. (The)	8,130	1,396,897
Industria de Diseno Textil SA	11,626	296,750
Kingfisher PLC	29,522	77,622
L Brands, Inc.	1,685	43,254
Lowe’s Cos., Inc.	5,790	534,764
Nitori Holdings Co., Ltd.	750	93,930
O’Reilly Automotive, Inc.(a)	590	203,155
Ross Stores, Inc.	2,650	220,480
Shimamura Co., Ltd.	200	15,315
Tiffany & Co.	705	56,759
TJX Cos., Inc. (The)	8,840	395,502
Tractor Supply Co.	865	72,176
Ulta Salon Cosmetics & Fragrance, Inc.(a)	402	98,426
USS Co., Ltd.	4,120	69,127
Yamada Denki Co., Ltd.	10,990	52,782

		4,708,399

TEXTILES, APPAREL & LUXURY GOODS–0.8%
adidas AG	2,040	426,337
Burberry Group PLC	4,236	93,018
Cie Financiere Richemont SA	5,585	360,163
EssilorLuxottica SA	2,369	300,289
Hanesbrands, Inc.	2,527	31,663

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Hermes International	281	$156,113
HUGO BOSS AG	1,317	81,186
Kering SA	721	337,766
LVMH Moet Hennessy Louis Vuitton SE	2,973	870,422
Michael Kors Holdings Ltd.(a)	1,059	40,157
Moncler SpA	2,123	70,649
NIKE, Inc.–Class B	9,020	668,743
Pandora A/S	1,106	45,152
Puma SE	60	29,354
PVH Corp.	545	50,658
Ralph Lauren Corp.	390	40,349
Swatch Group AG (The)	294	85,806
Swatch Group AG (The) (REG)	1,834	106,082
Tapestry, Inc.	1,930	65,138
Under Armour, Inc.–Class A(a)(c)	1,247	22,035
Under Armour, Inc.–Class C(a)	1,254	20,277
VF Corp.	2,310	164,795

		4,066,152

		30,380,005

CONSUMER STAPLES–5.0%
BEVERAGES–1.1%
Anheuser-Busch InBev SA/NV	8,385	552,395
Asahi Group Holdings Ltd.	3,700	143,389
Brown-Forman Corp.–Class B	1,792	85,263
Carlsberg A/S–Class B	1,051	111,804
Coca-Cola Amatil Ltd.	14,439	83,278
Coca-Cola Bottlers Japan Holdings, Inc.	1,300	38,767
Coca-Cola Co. (The)	26,830	1,270,401
Coca-Cola European Partners PLC(a)	2,437	111,737
Coca-Cola HBC AG(a)	1,928	60,342
Constellation Brands, Inc.–Class A	1,170	188,159
Diageo PLC	27,623	987,091
Heineken Holding NV	1,000	84,487
Heineken NV	2,500	220,967
Kirin Holdings Co., Ltd.	9,345	194,858
Molson Coors Brewing Co.–Class B	1,300	73,008
Monster Beverage Corp.(a)	2,880	141,754
PepsiCo, Inc.	9,975	1,102,038
Pernod Ricard SA	2,021	331,687
Remy Cointreau SA	1,062	120,401
Suntory Beverage & Food Ltd.	1,324	59,782
Treasury Wine Estates Ltd.	6,024	62,817

		6,024,425

FOOD & STAPLES RETAILING–0.9%
Aeon Co., Ltd.	6,200	$121,186
Carrefour SA	5,903	100,864
Casino Guichard Perrachon SA	1,228	51,138
Coles Group Ltd.(a)	12,002	99,245
Colruyt SA	862	61,479
Costco Wholesale Corp.	3,065	624,371
FamilyMart UNY Holdings Co., Ltd.	800	100,683
ICA Gruppen AB	2,462	87,953
J Sainsbury PLC	18,022	60,923
Jeronimo Martins SGPS SA	2,405	28,501
Koninklijke Ahold Delhaize NV	9,852	248,883
Kroger Co. (The)	5,680	156,200
Lawson, Inc.	600	37,953
METRO AG	7,593	116,834
Seven & i Holdings Co., Ltd.	8,000	347,641
Sundrug Co., Ltd.	1,000	29,779
Sysco Corp.	3,355	210,224
Tesco PLC	106,921	259,301
Tsuruha Holdings, Inc.	600	51,379
Walgreens Boots Alliance, Inc.	5,945	406,222
Walmart, Inc.	10,163	946,684
Wm Morrison Supermarkets PLC	31,098	84,541
Woolworths Group Ltd.	14,003	290,478

		4,522,462

FOOD PRODUCTS–1.2%
a2 Milk Co., Ltd.(a)	8,040	60,401
Ajinomoto Co., Inc.	5,000	88,845
Archer-Daniels-Midland Co.	3,915	160,398
Associated British Foods PLC	3,965	103,342
Barry Callebaut AG	91	142,020
Calbee, Inc.	1,315	41,073
Campbell Soup Co.	1,325	43,712
Chocoladefabriken Lindt & Spruengli AG (REG)	1	74,575
Conagra Brands, Inc.	2,685	57,352
Danone SA	6,291	443,406
General Mills, Inc.	4,135	161,017
Hershey Co. (The)	1,000	107,180
Hormel Foods Corp.	1,850	78,958
JM Smucker Co. (The)	795	74,325
Kellogg Co.	1,765	100,623
Kerry Group PLC–Class A	1,906	188,737
Kikkoman Corp.	1,619	86,640
Kraft Heinz Co. (The)	4,178	179,821
Lamb Weston Holdings, Inc.	1,040	76,502
Marine Harvest ASA	4,327	91,202
McCormick & Co., Inc./MD	825	114,873
MEIJI Holdings Co., Ltd.	1,100	89,647
Mondelez International, Inc.–Class A	10,335	413,710

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Nestle SA	33,982	$2,758,072
NH Foods Ltd.	933	35,073
Nisshin Seifun Group, Inc.	4,000	82,386
Nissin Foods Holdings Co., Ltd.	1,200	75,188
Orkla ASA	10,095	79,043
Toyo Suisan Kaisha Ltd.	1,000	34,823
Tyson Foods, Inc.–Class A	2,075	110,805
WH Group Ltd.(b)	67,807	52,079
Wilmar International Ltd.	26,000	59,541
Yakult Honsha Co., Ltd.	1,333	93,315
Yamazaki Baking Co., Ltd.	59	1,236

		6,359,920

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	1,676	110,214
Clorox Co. (The)	920	141,809
Colgate-Palmolive Co.	6,100	363,072
Essity AB–Class B	4,979	122,391
Henkel AG & Co. KGaA	989	97,340
Henkel AG & Co. KGaA (Preference Shares)	1,696	185,252
Kimberly-Clark Corp.	2,415	275,165
Lion Corp.	2,000	41,335
Pigeon Corp.	1,287	54,894
Procter & Gamble Co. (The)	17,670	1,624,227
Reckitt Benckiser Group PLC	7,478	572,638
Unicharm Corp.	3,800	122,899

		3,711,236

PERSONAL PRODUCTS–0.6%
Beiersdorf AG	1,051	109,622
Coty, Inc.–Class A	3,262	21,399
Estee Lauder Cos., Inc. (The)–Class A	1,540	200,354
Kao Corp.	5,400	399,695
Kobayashi Pharmaceutical Co., Ltd.	809	54,863
Kose Corp.	500	78,539
L’Oreal SA	2,700	617,825
Pola Orbis Holdings, Inc.	1,800	48,507
Shiseido Co., Ltd.	4,176	261,534
Unilever NV	15,507	840,049
Unilever PLC	12,594	661,220

		3,293,607

TOBACCO–0.5%
Altria Group, Inc.	13,260	654,911
British American Tobacco PLC	25,542	812,721
Imperial Brands PLC	10,218	310,134
Japan Tobacco, Inc.	11,724	278,575
Philip Morris International, Inc.	10,850	724,346
Swedish Match AB	2,884	113,536

		2,894,223

		26,805,873

COMMUNICATION SERVICES–4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.3%
AT&T, Inc.	50,937	$1,453,742
Bezeq The Israeli Telecommunication Corp., Ltd.	25,040	24,435
BT Group PLC	101,334	308,116
CenturyLink, Inc.	6,862	103,959
Deutsche Telekom AG	34,368	584,143
Elisa Oyj	1,354	56,082
Eurazeo SE	1,438	101,806
HKT Trust & HKT Ltd.–Class SS	55,098	79,370
Iliad SA	714	100,205
Koninklijke KPN NV	28,755	83,993
Nippon Telegraph & Telephone Corp.	7,400	301,915
Orange SA	18,911	306,467
Proximus SADP	1,568	42,428
Singapore Telecommunications Ltd.	76,000	164,330
Spark New Zealand Ltd.	17,417	48,583
Swisscom AG	247	118,060
Telecom Italia SpA/Milano(a)	150,129	83,113
Telefonica Deutschland Holding AG	17,113	67,355
Telefonica SA	52,707	443,656
Telenor ASA	7,146	138,777
Telia Co. AB	24,258	115,393
Telstra Corp., Ltd.	40,732	81,743
TPG Telecom Ltd.	8,880	40,280
United Internet AG	2,321	101,587
Verizon Communications, Inc.	28,945	1,627,288
Washington H Soul Pattinson & Co., Ltd.	3,258	57,135

		6,633,961

ENTERTAINMENT–0.7%
Activision Blizzard, Inc.	5,305	247,054
DeNA Co., Ltd.	1,663	27,739
Electronic Arts, Inc.(a)	2,135	168,473
Konami Holdings Corp.	1,300	57,124
Netflix, Inc.(a)	3,082	824,928
Nexon Co., Ltd.(a)	5,190	67,000
Nintendo Co., Ltd.	1,200	318,647
Take-Two Interactive Software, Inc.(a)	785	80,808
Toho Co., Ltd./Tokyo	1,000	36,233
Twenty-First Century Fox, Inc.–Class A	7,321	352,287
Twenty-First Century Fox, Inc.–Class B	3,067	146,541
Ubisoft Entertainment SA(a)	804	64,772
Viacom, Inc.–Class B	2,410	61,937

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Vivendi SA	11,072	$268,355
Walt Disney Co. (The)	10,394	1,139,702

		3,861,600

INTERACTIVE MEDIA & SERVICES–1.3%
Alphabet, Inc.–Class A(a)	2,139	2,235,169
Alphabet, Inc.–Class C(a)	2,144	2,220,348
Facebook, Inc.–Class A(a)	16,837	2,207,162
Kakaku.com, Inc.	3,799	67,200
LINE Corp.(a)	33	1,127
REA Group Ltd.	1,002	52,277
TripAdvisor, Inc.(a)	712	38,405
Twitter, Inc.(a)	4,586	131,802
Yahoo Japan Corp.	32,653	81,231

		7,034,721

MEDIA–0.6%
Axel Springer SE	2,191	124,134
CBS Corp.–Class B	2,340	102,305
Charter Communications, Inc.–Class A(a)	1,323	377,015
Comcast Corp.–Class A	32,202	1,096,478
CyberAgent, Inc.	1,112	42,987
Dentsu, Inc.	2,100	93,788
Discovery, Inc.–Class A(a)	1,045	25,853
Discovery, Inc.–Class C(a)	2,354	54,330
DISH Network Corp.–Class A(a)	1,575	39,328
Eutelsat Communications SA	3,140	61,862
Hakuhodo DY Holdings, Inc.	2,490	35,533
Informa PLC	13,755	110,408
Interpublic Group of Cos., Inc. (The)	2,695	55,598
ITV PLC	44,429	70,716
JCDecaux SA	1,905	53,521
News Corp.–Class A	2,658	30,168
News Corp.–Class B	817	9,436
Omnicom Group, Inc.	1,560	114,254
Pearson PLC	7,821	93,695
Publicis Groupe SA	1,801	102,759
RTL Group SA	1,166	62,389
Schibsted ASA–Class B	2,252	68,506
SES SA	4,651	89,049
Singapore Press Holdings Ltd.	29,528	50,884
Telenet Group Holding NV	715	33,256
WPP PLC	13,761	149,761

		3,148,013

WIRELESS TELECOMMUNICATION SERVICES–0.4%
KDDI Corp.	19,550	467,145
Millicom International Cellular SA (SDR)	641	40,560
NTT DOCOMO, Inc.	14,767	331,803
SoftBank Group Corp.	9,192	602,068
Tele2 AB–Class B	3,826	48,796

Vodafone Group PLC	293,152	$569,972

		2,060,344

		22,738,639

ENERGY–3.0%
ENERGY EQUIPMENT & SERVICES–0.2%
Baker Hughes a GE Co.–Class A	2,860	61,490
Halliburton Co.	6,090	161,872
Helmerich & Payne, Inc.	735	35,236
John Wood Group PLC	7,316	47,071
National Oilwell Varco, Inc.	2,605	66,949
Schlumberger Ltd.	9,700	349,976
TechnipFMC PLC	3,018	59,092
Tenaris SA	10,900	117,151

		898,837

OIL, GAS & CONSUMABLE FUELS–2.8%
Aker BP ASA	1,570	39,584
Anadarko Petroleum Corp.	3,595	157,605
Apache Corp.	2,645	69,431
BP PLC	222,466	1,406,360
Cabot Oil & Gas Corp.	3,140	70,179
Caltex Australia Ltd.	3,100	55,618
Chevron Corp.	13,380	1,455,610
Cimarex Energy Co.	677	41,737
Concho Resources, Inc.(a)	1,307	134,347
ConocoPhillips	8,220	512,517
Devon Energy Corp.	3,620	81,595
Diamondback Energy, Inc.	1,078	99,931
Enagas SA	2,159	58,362
Eni SpA	24,216	382,545
EOG Resources, Inc.	4,060	354,073
Equinor ASA	12,989	275,524
Exxon Mobil Corp.	29,710	2,025,925
Galp Energia SGPS SA	5,341	84,098
Hess Corp.	1,840	74,520
HollyFrontier Corp.	1,200	61,344
Idemitsu Kosan Co., Ltd.	1,200	39,032
Inpex Corp.	11,643	103,167
JXTG Holdings, Inc.	32,750	170,088
Kinder Morgan, Inc./DE	13,289	204,385
Koninklijke Vopak NV	502	22,765
Lundin Petroleum AB	3,430	85,661
Marathon Oil Corp.	5,905	84,678
Marathon Petroleum Corp.	4,841	285,667
Neste Oyj	1,428	110,559
Newfield Exploration Co.(a)	1,370	20,084
Noble Energy, Inc.	3,400	63,784
Occidental Petroleum Corp.	5,350	328,383
Oil Search Ltd.	18,278	92,066
OMV AG	1,402	61,230
ONEOK, Inc.	2,818	152,031
Origin Energy Ltd.(a)	16,658	75,988
Phillips 66	2,910	250,696
Pioneer Natural Resources Co.	1,215	159,797

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Repsol SA	15,445	$248,310
Royal Dutch Shell PLC–Class A	51,172	1,506,137
Royal Dutch Shell PLC–Class B	41,786	1,249,296
Santos Ltd.	18,468	71,224
Showa Shell Sekiyu KK	4,285	59,365
Snam SpA	26,833	117,485
TOTAL SA	26,478	1,396,585
Valero Energy Corp.	3,025	226,784
Williams Cos., Inc. (The)	8,758	193,114
Woodside Petroleum Ltd.	10,061	221,618

		15,040,884

		15,939,721

MATERIALS–2.7%
CHEMICALS–1.5%
Air Liquide SA	4,557	565,868
Air Products & Chemicals, Inc.	1,520	243,276
Akzo Nobel NV	3,630	292,338
Albemarle Corp.	761	58,650
Arkema SA	1,159	99,498
Asahi Kasei Corp.	12,000	123,160
BASF SE	9,789	681,839
Celanese Corp.–Class A	958	86,191
CF Industries Holdings, Inc.	1,600	69,616
Chr Hansen Holding A/S	1,460	129,599
Clariant AG(a)	1,891	34,873
Covestro AG(b)	1,766	87,460
Croda International PLC	1,689	100,869
Daicel Corp.	3,000	30,797
DowDuPont, Inc.	16,270	870,120
Eastman Chemical Co.	1,030	75,303
Ecolab, Inc.	1,840	271,124
EMS-Chemie Holding AG	203	96,652
Evonik Industries AG	2,574	64,250
FMC Corp.	930	68,783
FUCHS PETROLUB SE (Preference Shares)	1,173	48,494
Givaudan SA	88	204,043
Hitachi Chemical Co., Ltd.	3,000	45,131
Incitec Pivot Ltd.	32,013	73,999
International Flavors & Fragrances, Inc.	551	73,942
Israel Chemicals Ltd.	9,886	56,213
Johnson Matthey PLC	1,842	65,770
JSR Corp.	800	12,008
Kansai Paint Co., Ltd.	3,000	57,622
Koninklijke DSM NV	2,026	164,361
Kuraray Co., Ltd.	3,000	42,194
LANXESS AG	1,767	81,240
Linde PLC	3,900	608,556
LyondellBasell Industries NV–Class A	2,299	191,185
Mitsubishi Chemical Holdings Corp.	13,000	98,214
Mitsubishi Gas Chemical Co., Inc.	2,500	37,449

Mitsui Chemicals, Inc.	1,600	$36,122
Mosaic Co. (The)	2,430	70,980
Nippon Paint Holdings Co., Ltd.	2,000	68,143
Nissan Chemical Corp.	1,000	52,183
Nitto Denko Corp.	1,600	80,247
Novozymes A/S–Class B	2,458	109,829
Orica Ltd.	7,662	93,128
PPG Industries, Inc.	1,750	178,902
Sherwin-Williams Co. (The)	565	222,305
Shin-Etsu Chemical Co., Ltd.	4,100	315,014
Showa Denko KK	1,500	44,542
Sika AG	1,200	152,428
Solvay SA	927	92,702
Sumitomo Chemical Co., Ltd.	15,000	72,641
Symrise AG	1,178	87,282
Taiyo Nippon Sanso Corp.	3,206	52,119
Teijin Ltd.	3,000	47,880
Toray Industries, Inc.	14,000	98,982
Tosoh Corp.	3,149	40,846
Umicore SA	2,002	79,890
Yara International ASA	1,297	49,999

		7,956,851

CONSTRUCTION MATERIALS–0.1%
Boral Ltd.	17,642	61,394
CRH PLC	8,841	234,170
Fletcher Building Ltd.(a)	8,637	28,290
HeidelbergCement AG	1,342	82,262
James Hardie Industries PLC	3,449	37,576
LafargeHolcim Ltd.(a)	5,336	220,209
Martin Marietta Materials, Inc.	477	81,982
Taiheiyo Cement Corp.	1,304	40,131
Vulcan Materials Co.	915	90,402

		876,416

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	11,024	102,936
Avery Dennison Corp.	585	52,551
Ball Corp.	2,420	111,272
International Paper Co.	2,865	115,631
Packaging Corp. of America	675	56,335
Sealed Air Corp.	1,040	36,234
Smurfit Kappa Group PLC	2,476	65,880
Toyo Seikan Group Holdings Ltd.	1,700	38,910
Westrock Co.	1,747	65,967

		645,716

METALS & MINING–0.9%
Alumina Ltd.	28,452	46,087
Anglo American PLC	11,577	258,869
Antofagasta PLC	6,389	63,900
ArcelorMittal	12,535	259,479
BHP Billiton Ltd.	32,976	797,064

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

BHP Group PLC	23,519	$496,980
BlueScope Steel Ltd.	6,941	53,544
Boliden AB	4,189	90,771
Fortescue Metals Group Ltd.	18,067	53,276
Freeport-McMoRan, Inc.	9,425	97,172
Fresnillo PLC	2,356	25,888
Glencore PLC(a)	130,406	484,858
Hitachi Metals Ltd.	5,000	52,003
JFE Holdings, Inc.	5,000	79,642
Kobe Steel Ltd.	1,199	8,310
Mitsubishi Materials Corp.	2,700	71,147
Newcrest Mining Ltd.	7,017	107,845
Newmont Mining Corp.	3,695	128,032
Nippon Steel & Sumitomo Metal Corp.	8,643	148,494
Norsk Hydro ASA	16,444	74,509
Nucor Corp.	2,210	114,500
Randgold Resources Ltd.(d)(e)(f)	890	74,257
Rio Tinto Ltd.	4,038	223,487
Rio Tinto PLC	13,185	631,461
South32 Ltd.	56,741	134,976
Sumitomo Metal Mining Co., Ltd.	2,500	66,949
thyssenkrupp AG	3,919	67,320
voestalpine AG	1,082	32,270

		4,743,090

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	3,496	72,814
Oji Holdings Corp.	14,000	71,532
Stora Enso Oyj–Class R	6,056	70,212
UPM-Kymmene Oyj	5,689	144,010

		358,568

		14,580,641

UTILITIES–1.9%
ELECTRIC UTILITIES–1.1%
Alliant Energy Corp.	1,588	67,093
American Electric Power Co., Inc.	3,425	255,985
AusNet Services	37,398	40,985
Chubu Electric Power Co., Inc.	6,100	86,678
Chugoku Electric Power Co., Inc. (The)	4,000	51,983
CK Infrastructure Holdings Ltd.	15,000	113,516
CLP Holdings Ltd.	12,500	141,261
Duke Energy Corp.	4,882	421,317
Edison International	2,265	128,584
EDP–Energias de Portugal SA	25,431	88,965
Electricite de France SA	11,071	175,219
Endesa SA	3,024	69,735
Enel SpA	88,110	510,795
Entergy Corp.	1,225	105,436

Evergy, Inc.	1,885	$107,012
Eversource Energy	2,210	143,738
Exelon Corp.	6,697	302,035
FirstEnergy Corp.	3,135	117,719
Fortum Oyj	4,947	108,287
HK Electric Investments & HK Electric Investments Ltd.–Class SS(b)	104,180	105,001
Iberdrola SA	67,680	543,462
Kansai Electric Power Co., Inc. (The)	8,491	127,337
Kyushu Electric Power Co., Inc.	4,100	48,821
NextEra Energy, Inc.	3,345	581,428
Orsted A/S(b)	2,499	167,227
PG&E Corp.(a)	3,575	84,906
Pinnacle West Capital Corp.	785	66,882
Power Assets Holdings Ltd.	8,500	59,053
PPL Corp.	4,895	138,675
Red Electrica Corp. SA	5,707	127,267
Southern Co. (The)	7,010	307,879
SSE PLC	10,739	148,301
Terna Rete Elettrica Nazionale SpA	23,069	131,012
Tohoku Electric Power Co., Inc.	4,300	56,613
Tokyo Electric Power Co. Holdings, Inc.(a)	13,800	81,973
Verbund AG	759	32,494
Xcel Energy, Inc.	3,520	173,430

		6,018,104

GAS UTILITIES–0.1%
APA Group	13,346	79,944
Hong Kong & China Gas Co., Ltd.	87,278	180,321
Naturgy Energy Group SA	4,316	110,104
Osaka Gas Co., Ltd.	3,600	65,671
Toho Gas Co., Ltd.	2,017	84,844
Tokyo Gas Co., Ltd.	3,800	96,110

		616,994

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp./VA	4,585	66,299
Electric Power Development Co., Ltd.	1,600	37,968
Meridian Energy Ltd.	18,542	42,427
NRG Energy, Inc.	2,090	82,764
Uniper SE	2,006	51,746

		281,204

MULTI-UTILITIES–0.6%
AGL Energy Ltd.	6,423	93,276
Ameren Corp.	1,660	108,282
CenterPoint Energy, Inc.	2,995	84,549
Centrica PLC	64,140	110,640

22

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CMS Energy Corp.	1,920	$95,328
Consolidated Edison, Inc.	2,130	162,860
Dominion Energy, Inc.	4,585	327,644
DTE Energy Co.	1,270	140,081
E.ON SE	23,845	235,381
Engie SA	18,347	263,608
Innogy SE(b)	1,395	65,141
National Grid PLC	38,933	380,894
NiSource, Inc.	2,305	58,432
Public Service Enterprise Group, Inc.	3,505	182,435
RWE AG	5,973	130,091
SCANA Corp.	995	47,541
Sempra Energy	1,860	201,233
Suez	5,769	76,211
United Utilities Group PLC	8,008	75,295
Veolia Environnement SA	5,882	120,459
WEC Energy Group, Inc.	2,188	151,541

		3,110,922

WATER UTILITIES–0.0%
American Water Works Co., Inc.	1,221	110,830
Severn Trent PLC	2,239	51,902

		162,732

		10,189,956

REAL ESTATE–1.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.1%
Alexandria Real Estate Equities, Inc.	732	84,356
American Tower Corp.	3,065	484,852
Apartment Investment & Management Co.–Class A	1,075	47,171
Ascendas Real Estate Investment Trust	58,294	110,012
AvalonBay Communities, Inc.	945	164,477
Boston Properties, Inc.	1,100	123,805
British Land Co. PLC (The)	9,308	63,297
Crown Castle International Corp.	2,870	311,768
Daiwa House REIT Investment Corp.	13	29,122
Dexus	13,420	100,444
Digital Realty Trust, Inc.	1,430	152,366
Duke Realty Corp.	2,448	63,403
Equinix, Inc.	620	218,587
Equity Residential	2,540	167,665
Essex Property Trust, Inc.	478	117,210
Extra Space Storage, Inc.	883	79,894
Federal Realty Investment Trust	522	61,617
Goodman Group	16,928	126,805
GPT Group (The)	17,105	64,367
Hammerson PLC	7,467	31,436
HCP, Inc.	3,280	91,610

Host Hotels & Resorts, Inc.	5,150	$85,851
ICADE	1,592	121,330
Iron Mountain, Inc.	1,908	61,838
Japan Prime Realty Investment Corp.	15	56,961
Japan Real Estate Investment Corp.	12	67,376
Japan Retail Fund Investment Corp.	24	47,894
Kimco Realty Corp.	2,930	42,925
Klepierre SA	2,231	68,947
Land Securities Group PLC	9,736	99,968
Link REIT	21,500	217,961
Macerich Co. (The)	710	30,729
Mid-America Apartment Communities, Inc.	796	76,177
Mirvac Group	40,488	63,944
Nippon Building Fund, Inc.	13	81,859
Nippon Prologis REIT, Inc.	14	29,547
Nomura Real Estate Master Fund, Inc.	34	44,734
Prologis, Inc.	3,670	215,502
Public Storage	1,030	208,482
Realty Income Corp.	1,908	120,280
Regency Centers Corp.	1,033	60,616
SBA Communications Corp.(a)	870	140,844
Scentre Group	50,683	139,336
Segro PLC	11,022	82,744
Simon Property Group, Inc.	2,216	372,266
SL Green Realty Corp.	576	45,550
Stockland	23,010	57,083
UDR, Inc.	1,828	72,425
United Urban Investment Corp.	26	40,267
Ventas, Inc.	2,441	143,018
Vicinity Centres	39,646	72,646
Vornado Realty Trust	1,185	73,506
Welltower, Inc.	2,575	178,731
Weyerhaeuser Co.	5,298	115,814

		6,031,415

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.7%
Aeon Mall Co., Ltd.	1,700	27,084
Aroundtown SA	11,635	96,523
Azrieli Group Ltd.	387	18,515
CapitaLand Ltd.	35,000	79,815
CBRE Group, Inc.– Class A(a)	2,065	82,683
City Developments Ltd.	11,000	65,579
CK Asset Holdings Ltd.	25,719	188,175
Daito Trust Construction Co., Ltd.	700	95,832
Daiwa House Industry Co., Ltd.	6,000	191,390
Deutsche Wohnen SE	3,212	146,791

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Hang Lung Properties Ltd.	14,000	$26,610
Henderson Land Development Co., Ltd.	27,655	137,641
Hongkong Land Holdings Ltd.	14,000	88,258
Hulic Co., Ltd.	6,591	58,900
Kerry Properties Ltd.	8,500	29,011
LendLease Group	10,380	85,035
Mitsubishi Estate Co., Ltd.	13,000	204,535
Mitsui Fudosan Co., Ltd.	10,000	222,119
New World Development Co., Ltd.	82,122	108,464
Nomura Real Estate Holdings, Inc.	3,600	66,015
Sino Land Co., Ltd.	63,328	108,499
Sumitomo Realty & Development Co., Ltd.	3,843	140,687
Sun Hung Kai Properties Ltd.	15,000	214,074
Swire Properties Ltd.	25,389	89,208
Swiss Prime Site AG(a)	976	79,057
Tokyu Fudosan Holdings Corp.	7,989	39,378
Unibail-Rodamco-Westfield	1,707	264,149
Vonovia SE	5,710	257,401
Wharf Holdings Ltd. (The)	13,000	33,892
Wharf Real Estate Investment Co., Ltd.	13,000	77,752
Wheelock & Co., Ltd.	17,000	97,324

		3,420,396

		9,451,811

Total Common Stocks (cost $242,579,088)		288,540,161

	Principal Amount (000)
GOVERNMENTS– TREASURIES–33.4%
UNITED STATES–33.4%
U.S. Treasury Bonds
2.25%, 8/15/46	$5,033	4,300,411
2.50%, 2/15/45–5/15/46	598	541,166
2.75%, 8/15/42–11/15/47	2,412	2,291,961
2.875%, 5/15/43–11/15/46	6,307	6,140,973
3.00%, 5/15/45–8/15/48	3,641	3,625,165
3.125%, 11/15/41–2/15/43	2,825	2,885,841
3.50%, 2/15/39	173	189,165
3.625%, 8/15/43	3,658	4,047,806
3.75%, 8/15/41–11/15/43	309	348,571
3.875%, 8/15/40	280	321,562
4.25%, 5/15/39	240	289,462
4.375%, 11/15/39–5/15/41	1,258	1,543,295
4.50%, 8/15/39	317	394,863
4.75%, 2/15/37–2/15/41	1,127	1,440,637
5.25%, 11/15/28	725	882,914
5.375%, 2/15/31	650	825,906

5.50%, 8/15/28	$1,383	$1,708,221
6.00%, 2/15/26	2,846	3,470,341
6.125%, 11/15/27	732	929,869
6.25%, 8/15/23–5/15/30	724	948,951
6.875%, 8/15/25	849	1,068,679
7.25%, 8/15/22	775	901,422
7.625%, 2/15/25	55	70,623
8.00%, 11/15/21	9,123	10,502,854
U.S. Treasury Notes
0.875%, 5/15/19	2,612	2,596,491
1.00%, 8/31/19	7,918	7,832,634
1.125%, 2/28/21–9/30/21	2,905	2,813,850
1.25%, 5/31/19–10/31/21	8,053	7,860,231
1.375%, 8/31/20–8/31/23	8,189	7,972,015
1.50%, 5/31/19–8/15/26	5,103	4,933,122
1.625%, 6/30/20–2/15/26	15,907	15,296,280
1.75%, 3/31/22–5/15/23	12,336	11,995,654
1.875%, 11/30/21–10/31/22	6,713	6,576,246
2.00%, 11/15/21–11/15/26	19,868	19,422,860
2.125%, 8/15/21–5/15/25	11,839	11,613,702
2.25%, 11/15/24–11/15/27	6,743	6,548,329
2.375%, 8/15/24–5/15/27	1,829	1,800,217
2.50%, 8/15/23–5/15/24	4,314	4,308,337
2.625%, 8/15/20–11/15/20	1,775	1,777,219
2.75%, 11/15/23–2/15/28	3,400	3,436,176
2.875%, 10/31/23–8/15/28	2,906	2,952,882
3.125%, 5/15/21–11/15/28	992	1,019,876
3.625%, 2/15/21(g)	7,521	7,693,748

Total Governments–Treasuries (cost $181,412,971)		178,120,527

	Shares
INVESTMENT COMPANIES–10.4%
FUNDS AND INVESTMENT TRUSTS–10.4%(h)
iShares Core MSCI Emerging Markets ETF	507,032	23,906,559
iShares Core S&P 500 ETF	32,739	8,237,460
Vanguard Global ex–U.S. Real Estate ETF	250,572	13,132,479
Vanguard Real Estate ETF(c)	138,255	10,309,675

Total Investment Companies (cost $61,145,858)		55,586,173

RIGHTS–0.0%
ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Repsol SA, expiring 1/09/19(a) (cost $7,211)	15,445	7,078

24

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–2.8%
INVESTMENT COMPANIES–2.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(h)(i)(j) (cost $14,797,228)	14,797,228	$14,797,228

Total Investments Before Security Lending Collateral for Securities Loaned–100.6% (cost $499,942,356)		537,051,167

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.2%
INVESTMENT COMPANIES–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(h)(i)(j) (cost $869,209)	869,209	$869,209

TOTAL INVESTMENTS–100.8% (cost $500,811,565)		537,920,376
Other assets less liabilities–(0.8)%		(4,098,478)

NET ASSETS–100.0%		$533,821,898

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	50	March 2019	AUD	5,000		$4,617,864	$4,672,479	$54,615
Emini MSCI Emerging Market Future	495	March 2019	USD	25		24,187,355	23,928,300	(259,055)
FTSE 100 Index Futures	8	March 2019	GBP	0	*	676,351	679,005	2,654
Mini MSCI EAFE Futures	6	March 2019	USD	0	*	533,187	514,800	(18,387)
Russel 2000 Index Futures	32	March 2019	USD	2		2,329,679	2,158,400	(171,279)
S&PMid 400 EMini Futures	64	March 2019	USD	6		11,394,436	10,638,080	(756,356)
TOPIX Index Futures	16	March 2019	JPY	160		2,202,521	2,180,193	(22,328)
U.S. T-Note 2 Yr (CBT) Futures	67	March 2019	USD	13,400		14,131,833	14,224,938	93,105
U.S. T-Note 5 Yr (CBT) Futures	38	March 2019	USD	3,800		4,288,072	4,358,125	70,053
U.S. Ultra Bond (CBT) Futures	53	March 2019	USD	5,300		8,111,789	8,514,781	402,992

Sold Contracts
Euro STOXX 50 Index Futures	237	March 2019	EUR	2		8,201,465	8,075,679	125,786
Hang Seng Index Futures	54	January 2019	HKD	3		8,795,642	8,914,603	(118,961)
S&P 500 EMini Futures	323	March 2019	USD	16		41,796,956	40,458,980	1,337,976
SPI 200 Futures	12	March 2019	AUD	0	*	1,158,393	1,175,067	(16,674)
U.S. T-Note 10 Yr (CBT) Futures	20	March 2019	USD	2,000		2,405,692	2,440,313	(34,621)

								$689,520

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	1,094	USD	824	3/15/19	$20,990
Bank of America, NA	USD	2,548	CAD	3,398	3/15/19	(54,875)
Bank of America, NA	USD	3,238	NZD	4,700	3/15/19	(79,251)
Barclays Bank PLC	CHF	6,328	USD	6,454	3/15/19	(26,760)
Barclays Bank PLC	EUR	3,930	USD	4,522	3/15/19	(7,823)
Barclays Bank PLC	GBP	2,469	USD	3,130	3/15/19	(27,829)
Barclays Bank PLC	USD	1,376	NOK	11,666	3/15/19	(22,825)
BNP Paribas SA	AUD	5,393	USD	3,896	3/15/19	92,342
BNP Paribas SA	JPY	116,073	USD	1,040	3/15/19	(24,383)
BNP Paribas SA	USD	5,706	JPY	641,700	3/15/19	180,380
Credit Suisse International	USD	3,125	AUD	4,338	3/15/19	(66,050)
JPMorgan Chase Bank, NA	GBP	548	USD	697	3/15/19	(4,043)
JPMorgan Chase Bank, NA	SEK	15,561	USD	1,738	3/15/19	(27,841)
JPMorgan Chase Bank, NA	USD	5,212	JPY	581,761	3/15/19	124,830
JPMorgan Chase Bank, NA	USD	1,704	NOK	14,462	3/15/19	(26,136)
JPMorgan Chase Bank, NA	USD	2,650	SEK	23,710	3/15/19	40,765
Morgan Stanley & Co., Inc.	CAD	3,130	USD	2,331	3/15/19	34,402
State Street Bank & Trust Co.	CAD	550	USD	413	3/15/19	9,412
UBS AG	EUR	3,006	USD	3,440	3/15/19	(24,958)
UBS AG	JPY	1,492,587	USD	13,256	3/15/19	(434,839)
UBS AG	USD	800	EUR	697	3/15/19	2,868
UBS AG	USD	1,112	GBP	879	3/15/19	12,980

						$(308,644)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	34,139	7/31/21	2.230%	CPI	#	Maturity	$(658,158)
Bank of America, NA	USD	22,291	7/31/21	2.230%	CPI	#	Maturity	(429,743)

								$(1,087,901)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

26

AB Variable Products Series Fund

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
GSABNATR	2,894	0.24%	Annual	USD	2,896	6/17/19	$(66,121)
UBS AG
Russell 2000 Total Return Index	1,256	LIBOR	Quarterly	USD	9,518	2/15/19	(1,108,009)
Pay Total Return on Reference Obligation
Citibank, NA
S&P 500 Total Return Index	5,707	LIBOR Plus 0.60%	Maturity	USD	31,072	1/15/19	2,831,210
S&P 500 Total Return Index	5,707	LIBOR Plus 0.53%	Monthly	USD	28,869	1/15/19	459,381

							$2,116,461

*	Notional amount less than 500.
(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate market value of these securities amounted to $980,093 or 0.2% of net assets.
(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.
(d)	Fair valued by the Adviser.
(e)	Illiquid security.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(i)	Affiliated investments.
(j)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

ASX—Australian Stock Exchange

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SDR—Swedish Depositary Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $485,145,128)	$522,253,939	(a)
Affiliated issuers (cost $15,666,437—including investment of cash collateral for securities loaned of $869,209)	15,666,437
Cash	973
Cash collateral due from broker	4,583,500
Foreign currencies, at value (cost $1,341,782)	1,354,785
Receivable for investment securities sold	4,039,283
Unrealized appreciation on total return swaps	3,290,591
Unaffiliated interest and dividends receivable	1,747,849
Unrealized appreciation on forward currency exchange contracts	518,969
Receivable for capital stock sold	85,511
Affiliated dividends receivable	22,482

Total assets	553,564,319

LIABILITIES
Payable for investment securities purchased	10,153,455
Cash collateral due to broker	3,712,000
Unrealized depreciation on total return swaps	1,174,130
Unrealized depreciation on inflation swaps	1,087,901
Payable for capital stock redeemed	1,039,183
Payable for collateral received on securities loaned	869,209
Unrealized depreciation on forward currency exchange contracts	827,613
Payable for variation margin on futures	306,299
Advisory fee payable	300,467
Distribution fee payable	107,554
Administrative fee payable	17,878
Transfer Agent fee payable	206
Accrued expenses	146,526

Total liabilities	19,742,421

NET ASSETS	$533,821,898

COMPOSITION OF NET ASSETS
Capital stock, at par	$45,151
Additional paid-in capital	485,519,327
Distributable earnings	48,257,420

	$533,821,898

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$354,897	29,806	$11.91

B	$533,467,001	45,121,495	$11.82

(a)	Includes securities on loan with a value of $852,794 (see Note E).

See notes to financial statements.

28

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $453,106)	$10,192,641
Affiliated issuers	300,142
Interest	3,473,322

13,966,105

EXPENSES
Advisory fee (see Note B)	4,094,006
Distribution fee—Class B	1,461,265
Transfer agency—Class A	2
Transfer agency—Class B	3,272
Custodian	168,799
Audit and tax	113,148
Administrative	70,202
Legal	53,720
Printing	27,418
Directors’ fees	24,782
Miscellaneous	60,458

Total expenses	6,077,072
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(29,659)

Net expenses	6,047,413

Net investment income	7,918,692

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	8,745,174
Forward currency exchange contracts	1,811,682
Futures	(8,030,345)
Options written	56,500
Swaps	1,920,135
Foreign currency transactions	(548,953)
Net change in unrealized appreciation/depreciation of:
Investments	(56,027,089)
Forward currency exchange contracts	407,725
Futures	252,766
Swaps	541,712
Foreign currency denominated assets and liabilities	(7,903)

Net loss on investment and foreign currency transactions	(50,878,596)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(42,959,904)

See notes to financial statements.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,918,692	$6,717,858
Net realized gain on investment and foreign currency transactions	3,954,193	7,963,206
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(54,832,789)	63,377,735
Contributions from Affiliates (see Note B)	–0	–	5,699	^

Net increase (decrease) in net assets from operations	(42,959,904)	78,064,498
Distributions to Shareholders
Class A	(7,345)	(6,415)
Class B	(10,143,788)	(10,384,688)
CAPITAL STOCK TRANSACTIONS
Net decrease	(18,098,509)	(21,670,358)
CAPITAL CONTRIBUTIONS

Total increase (decrease)	(71,209,546)	46,003,037
NET ASSETS
Beginning of period	605,031,444	559,028,407

End of period	$533,821,898	$605,031,444

^	Amount reclassified.

See notes to financial statements.

30

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

32

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$20,252,690		$27,052,052		$–0	–	$47,304,742
Health Care	23,444,608		15,775,263		–0	–	39,219,871
Information Technology	30,614,470		7,566,652		–0	–	38,181,122
Industrials	13,819,089		19,928,691		–0	–	33,747,780
Consumer Discretionary	15,031,612		15,348,393		–0	–	30,380,005
Consumer Staples	11,405,055		15,400,818		–0	–	26,805,873
Communication Services	14,960,993		7,777,646		–0	–	22,738,639
Energy	7,842,832		8,096,889		–0	–	15,939,721
Materials	4,067,301		10,439,083		74,257		14,580,641
Utilities	4,898,149		5,291,807		–0	–	10,189,956
Real Estate	4,296,018		5,155,793		–0	–	9,451,811
Governments—Treasuries	–0	–	178,120,527		–0	–	178,120,527
Investment Companies	55,586,173		–0	–	–0	–	55,586,173
Rights	7,078		–0	–	–0	–	7,078
Short-Term Investments	14,797,228		–0	–	–0	–	14,797,228
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	869,209		–0	–	–0	–	869,209

Total Investments in Securities	221,892,505		315,953,614		74,257		537,920,376
Other Financial Instruments(a):
Assets:
Futures	1,958,741		128,440		–0	–	2,087,181	(b)
Forward Currency Exchange Contracts	–0	–	518,969		–0	–	518,969
Total Return Swaps	–0	–	3,290,591		–0	–	3,290,591
Liabilities:
Futures	(1,239,698)		(157,963)		–0	–	(1,397,661	)(b)
Forward Currency Exchange Contracts	–0	–	(827,613)		–0	–	(827,613)
Inflation (CPI) Swaps	–0	–	(1,087,901)		–0	–	(1,087,901)
Total Return Swaps	–0	–	(1,174,130)		–0	–	(1,174,130)

Total(c)	$222,611,548		$316,644,007		$74,257		$539,329,812

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were deminimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Total
Balance as of 12/31/17	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	(14,116)		(14,116)
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Transfers in to Level 3	88,373		88,373	(a)
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/18	$74,257		$74,257

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/18(b)	$(14,116)		$(14,116)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

34

AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2019 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2018, there were no expenses waived by the Adviser.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $70,202.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $5,430 for trading losses incurred due to a trade entry error.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $269 in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $26,739.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$18,529	$159,755	$163,487	$14,797	$289
Government Money Market Portfolio*	1,877	157,497	158,505	869	11

Total				$15,666	$300

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $108,652, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

36

AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$86,883,298	$107,686,237
U.S. government securities	47,137,340	45,431,370

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$502,005,705

Gross unrealized appreciation	$73,518,674
Gross unrealized depreciation	(36,034,062)

Net unrealized appreciation	$37,484,612

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the year ended December 31, 2018, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2018, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

38

AB Variable Products Series Fund

During the year ended December 31, 2018, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

During the year ended December 31, 2018, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2018, the Portfolio held written options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended December 31, 2018, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2018, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended December 31, 2018, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$620,765	*	Receivable/Payable for variation margin on futures	$34,621	*

Equity contracts	Receivable/Payable for variation margin on futures	1,466,416	*	Receivable/Payable for variation margin on futures	1,363,040	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	518,969		Unrealized depreciation on forward currency exchange contracts	827,613

Interest rate contracts				Unrealized depreciation on inflation swaps	1,087,901

Equity contracts	Unrealized appreciation on total return swaps	3,290,591		Unrealized depreciation on total return swaps	1,174,130

Total		$5,896,741			$4,487,305

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

40

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,898,511)	$602,878

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(6,131,834)	(350,112)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,811,682	407,725

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	7,085	53,026

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	210,876	–0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	56,500	–0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,941	(1,087,901)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,914,194	1,629,613

Total		$(4,024,067)	$1,255,229

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2018:

Futures:
Average original value of buy contracts	$98,642,441
Average original value of sale contracts	$36,579,911
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$40,842,539
Average principal amount of sale contracts	$78,771,109
Purchased Options:
Average notional amount	$15,500	(a)
Purchased Swaptions:
Average notional amount	$29,700,000	(b)
Options Written:
Average notional amount	$10,000	(c)
Inflation Swaps:
Average notional amount	$56,430,000	(d)
Total Return Swaps:
Average notional amount	$70,984,649

(a)	Positions were open for two months during the year.

(b)	Positions were open for less than one month during the year.

(c)	Positions were open for one month during the year.

(d)	Positions were open for six months during the year.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
Bank of America, NA	$20,990	$(20,990)		$–0	–	$–0	–	$–0	–
BNP Paribas SA	272,722	(24,383)		–0	–	–0	–	248,339
Citibank, NA	3,290,591	–0	–	(3,290,591)		–0	–	–0	–
JPMorgan Chase Bank, NA	165,595	(58,020)		–0	–	–0	–	107,575
Morgan Stanley & Co., Inc.	34,402	–0	–	–0	–	–0	–	34,402
State Street Bank & Trust Co.	9,412	–0	–	–0	–	–0	–	9,412
UBS AG	15,848	(15,848)		–0	–	–0	–	–0	–

Total	$3,809,560	$(119,241)		$(3,290,591)		$–0	–	$399,728	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Bank of America, NA	$1,222,027	$(20,990)		$–0	–	$(893,052)		$307,985
Barclays Bank PLC	85,237	–0	–	–0	–	–0	–	85,237
BNP Paribas SA	24,383	(24,383)		–0	–	–0	–	–0	–
Credit Suisse International	66,050	–0	–	–0	–	–0	–	66,050
Goldman Sachs International	66,121	–0	–	–0	–	–0	–	66,121
JPMorgan Chase Bank, NA	58,020	(58,020)		–0	–	–0	–	–0	–
UBS AG	1,567,806	(15,848)		–0	–	(1,316,254)		235,704

Total	$3,089,644	$(119,241)		$–0	–	$(2,209,306)		$761,097	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any

42

AB Variable Products Series Fund

income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had securities on loan with a value of $852,794 and had received cash collateral which has been invested into Government Money Market Portfolio of $869,209. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned net securities lending income of $11,095 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended December 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $2,920. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	5,972	23,756	$76,807	$304,287
Shares issued in reinvestment of dividends and distributions	573	518	7,345	6,414
Shares redeemed	(1,907)	(25,158)	(24,051)	(321,633)

Net increase (decrease)	4,638	(884)	$60,101	$(10,932)

Class B
Shares sold	3,742,997	3,671,000	$47,716,084	$45,294,974
Shares issued in reinvestment of dividends and distributions	797,468	843,598	10,143,788	10,384,688
Shares redeemed	(6,011,432)	(6,270,646)	(76,018,482)	(77,339,088)

Net decrease	(1,470,967)	(1,756,048)	$(18,158,610)	$(21,659,426)

At December 31, 2018, certain shareholders of the Portfolio owned 92% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

44

AB Variable Products Series Fund

NOTE I : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$9,401,635	$10,391,103
Net long-term capital gains	749,498	–0	–

Total taxable distributions paid	$10,151,133	$10,391,103

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,233,914
Undistributed capital gains	529,276
Unrealized appreciation/(depreciation)	37,494,231	(a)

Total accumulated earnings/(deficit)	$48,257,421

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of corporate restructurings, the tax treatment of partnership investments, return of capital distributions received from underlying securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.07	$11.63	$11.33	$11.74	$11.74

Income From Investment Operations
Net investment income (a)	.20	(b)	.17	(b)	.13	(b)†	.08	.08	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.11)	1.52	.27	(.19)	.44
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.91)	1.69	.40	(.11)	.52

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.25)	(.10)	(.10)	(.07)
Distributions from net realized gain on investment transactions	(.02)	–0	–	(.00	)(c)	(.20)	(.45)

Total dividends and distributions	(.25)	(.25)	(.10)	(.30)	(.52)

Net asset value, end of period	$11.91	$13.07	$11.63	$11.33	$11.74

Total Return
Total investment return based on net asset value (d)	(7.07)%	14.67%	3.59	%†	(1.09)%	4.45%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$355	$328	$303	$400	$350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.78%	.77%	.79%	.83%	.85%
Expenses, before waivers/reimbursements (e)‡	.79%	.78%	.81%	.83%	.85%
Net investment income	1.60	%(b)	1.39	%(b)	1.11	%(b)†	.67%	.69	%(b)
Portfolio turnover rate	24%	20%	64%	93%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.04%	.03%	.02%

See footnote summary on page 47.

46

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.98	$11.56	$11.26	$11.68	$11.68

Income From Investment Operations
Net investment income (a)	.17	(b)	.14	(b)	.10	(b)†	.05	.05	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.11)	1.50	.27	(.19)	.45
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.94)	1.64	.37	(.14)	.50

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.22)	(.07)	(.08)	(.05)
Distributions from net realized gain on investment transactions	(.02)	–0	–	(.00	)(c)	(.20)	(.45)

Total dividends and distributions	(.22)	(.22)	(.07)	(.28)	(.50)

Net asset value, end of period	$11.82	$12.98	$11.56	$11.26	$11.68

Total Return
Total investment return based on net asset value (d)	(7.35)%	14.32%	3.37	%†	(1.30)%	4.21%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$533,467	$604,703	$558,725	$511,164	$481,600
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	1.03%	1.03%	1.05%	1.08%	1.10%
Expenses, before waivers/reimbursements (e)‡	1.04%	1.04%	1.07%	1.08%	1.10%
Net investment income	1.35	%(b)	1.15	%(b)	.89	%(b)†	.43%	.44	%(b)
Portfolio turnover rate	24%	20%	64%	93%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.04%	.03%	.02%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00005	.0004%	.0004%

See notes to financial statements.

47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Dynamic Asset Allocation Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Dynamic Asset Allocation Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

48

2018 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2018. For corporate shareholders, 28.39% of dividends paid qualify for the dividends received deduction.

49

DYNAMIC ASSET ALLOCATION PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Dynamic Asset Allocation Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

Director	Voted For	Withheld Authority
1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

	Voted For	Voted Against	Abstained
2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.	31,834,234	842,064	1,473,845

*	Mr. Foulk retired on December 31, 2018.

50

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Brian T. Brugman(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Messrs. Brugman and Loewy are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

51

DYNAMIC ASSET ALLOCATION PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

52

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

53

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	95	None

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Brian T. Brugman 38	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014.

Daniel J. Loewy 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS,** with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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DYNAMIC ASSET ALLOCATION PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Dynamic Asset Allocation Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the

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AB Variable Products Series Fund

Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund- specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

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CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

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AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

59

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities

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AB Variable Products Series Fund

market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the

61

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

62

VPS-DAA-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Global Risk Allocation-Moderate Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term growth of capital while seeking to limit volatility. In making decisions on the allocation of assets among “growth assets” and “safety assets”, the Adviser will use a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high-yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio’s asset class exposures based on these tail risk determinations. To help limit tail risk, the Portfolio will utilize a risk management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds (“ETFs”). The Adviser will on a best efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser will also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high-yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net, USD hedged) and a 60% / 40% blend of the MSCI World Index (net, USD hedged) and the Bloomberg Barclays Global G7 Treasury Index (USD hedged), for the one-year period ended December 31, 2018, and the period since the Portfolio’s inception on April 28, 2015.

All share classes of the Portfolio outperformed the primary benchmark, but underperformed the blended benchmark for the annual period. The Portfolio allocated most of its risk to global equity, with the balance allocated to government bonds. The Portfolio’s systematic equity downside protection strategy contributed to performance. The Portfolio was overweight equity, relative to bond exposures, which detracted, relative to the blended benchmark. Within equity investments, overweights to Europe, Japan and emerging markets relative to US large-caps, detracted relative to the primary benchmark. Within fixed-income investments, the Portfolio’s duration underweight and overweight to inflation-linked bonds detracted.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including written options and written swaptions, which added to absolute returns, while futures, currency forwards, purchased swaptions and purchased options detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended the annual period in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked

1

AB Variable Products Series Fund

toward the end of the period. Investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off. The US Federal Reserve (the “Fed”) raised rates four times during the period, as expected, but softened its tone in December and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in China toward the end of the period. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

Fixed-income markets had mixed performance. Developed-market treasuries rallied, while investment-grade securities posted neutral returns and global high yield sold off. Emerging-market debt sectors came under pressure from a stronger US dollar, slowing Chinese growth, escalating global trade tensions and a hawkish Fed. Developed-market yield curves moved in different directions (bond yields move inversely to price). The Bank of Japan tweaked its monetary policy, holding rates and yields steady but widening the band around 10-year yields, potentially allowing them to move higher. Meanwhile, as announced earlier in the year, the European Central Bank ended its bond-buying program in December.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to allocate, on average, approximately 85% of its risk to equity, and the balance to government bonds over time. Within global equity, the Portfolio maintained overweight positions in European, Japanese and emerging markets and an underweight position to US large-cap equities, relative to a market-cap weighted equity index. The Team saw more pronounced headwinds for US equity markets, relative to non-US developed markets, which was driven by valuations, an appreciating dollar and expectations of further rate hikes by the Fed. Within fixed-income, the Portfolio maintained overweight positions in inflation-protected bonds and US duration, and underweights in Japanese and European government bonds. The Portfolio hedged most of the foreign currency exposures and maintained explicit downside protection via option positions.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and Bloomberg Barclays Global G7 Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, hedged to the US dollar. The Bloomberg Barclays Global G7 Treasury Index tracks fixed-rate local currency government debt of investment-grade G7 countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High-Yield Securities Risk: Investments in fixed-income securities with ratings below investment-grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments. Transactions intended to hedge fluctuations in the values of the Portfolio’s positions will typically limit the opportunity for gain.

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.
Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	Since Inception[1]

Global Risk Allocation—Moderate Portfolio Class A	-4.62%	1.26%

Global Risk Allocation—Moderate Portfolio Class B	-4.84%	1.01%

Primary Benchmark: MSCI World Index (net, USD hedged)	-6.59%	3.97%

Blended Benchmark: 60% MSCI World Index (net, USD hedged) / 40% Bloomberg Barclays Global G7 Treasury Index (USD hedged)	-2.81%	3.45%
1 Inception date: 4/28/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.06% and 1.28% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs to 0.75% and 1.00% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2019 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through April 27, 2018 may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

4/28/20151 to 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Risk Allocation—Moderate Portfolio Class A shares (from 4/28/20151 to 12/31/2018) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/28/2015.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$947.60	$3.29	0.67%	$3.68	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.83	$3.41	0.67%	$3.82	0.75%

Class B
Actual	$1,000	$946.30	$4.56	0.93%	$4.91	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.52	$4.74	0.93%	$5.09	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$40,512,858	49.1%
Inflation-Linked Securities	18,434,369	22.4
Options Purchased—Puts	486,395	0.6
Short-Term Investments	22,997,549	27.9

Total Investments	$82,431,171	100.0%

COUNTRY BREAKDOWN2

December 31, 2018 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$44,546,701	54.0%
Japan	14,835,620	18.0
Germany	38,432	0.1
United Kingdom	12,869	0.0
Short-Term	22,997,549	27.9

Total Investments	$82,431,171	100.0%

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

2	All data are as of December 31, 2018. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES–45.5%
FUNDS AND INVESTMENT TRUSTS–45.5%(a)
iShares Core MSCI EAFE ETF		76,670	$4,216,850
iShares Core MSCI Emerging Markets ETF		19,230	906,694
iShares Core S&P 500 ETF		43,375	10,913,584
iShares MSCI EAFE ETF		90,720	5,332,522
iShares MSCI Emerging Markets ETF		47,770	1,865,896
iShares Russell 2000 ETF		11,040	1,478,256
SPDR S&P 500 ETF Trust		17,991	4,496,311
Vanguard S&P 500 ETF		49,183	11,302,745

Total Investment Companies (cost $39,067,778)			40,512,858

		Principal Amount (000)
INFLATION-LINKED SECURITIES–20.7%
JAPAN–16.5%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	1,561,492	14,716,962

UNITED STATES–4.2%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS)	$	3,854	3,717,407

Total Inflation-Linked Securities (cost $18,844,086)			18,434,369

		Notional Amount
OPTIONS PURCHASED–PUTS–0.5%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.3%
SPDR S&P 500 ETF Trust Expiration: Jan 2019; Contracts: 350; Exercise Price: USD 253.00; Counterparty: Morgan Stanley & Co., Inc.(b)	USD	35,000	229,075
SPDR S&P 500 ETF Trust Expiration: Jan 2019; Contracts: 398; Exercise Price: USD 240.00; Counterparty: Morgan Stanley & Co., Inc.(b)		39,800	87,361

			316,436

OPTIONS ON INDICES–0.2%
Euro STOXX 50 Index Expiration: Jan 2019; Contracts: 1,110; Exercise Price: EUR 2,925.00; Counterparty: UBS AG(b)	EUR	1,110	$38,432
FTSE 100 Index Expiration: Jan 2019; Contracts: 180; Exercise Price: GBP 6,500.00; Counterparty: UBS AG(b)	GBP	180	12,869
Nikkei 225 Index Expiration: Jan 2019; Contracts: 14,000; Exercise Price: JPY 20,875.00; Counterparty: Goldman Sachs International(b)	JPY	14,000	118,658

			169,959

Total Options Purchased–Puts (premiums paid $369,229)			486,395

		Shares
SHORT-TERM INVESTMENTS–25.8%
INVESTMENT COMPANIES–20.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(a)(c)(d) (cost $17,871,637)		17,871,637	17,871,637

		Principal Amount (000)
U.S. TREASURY BILLS–5.8%
U.S. Treasury Bill Zero Coupon, 1/03/19–2/14/19 (cost $5,125,784)		5,134	5,125,912

Total Short-Term Investments (cost $22,997,421)			22,997,549

TOTAL INVESTMENTS–92.5% (cost $81,278,514)			82,431,171
Other assets less liabilities–7.5%			6,706,443

NET ASSETS–100.0%			$89,137,614

8

AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	206	March 2019	EUR	2		$7,166,622	$7,019,367	$(147,255)
Euro-BTP Futures	17	March 2019	EUR	1,700		2,397,649	2,489,645	91,996
Euro-Bund Futures	7	March 2019	EUR	700		1,304,180	1,311,631	7,451
Euro-OAT Futures	16	March 2019	EUR	1,600		2,765,399	2,764,465	(934)
FTSE 100 Index Futures	31	March 2019	GBP	0	*	2,634,014	2,631,144	(2,870)
Hang Seng Index Futures	3	January 2019	HKD	0	*	489,469	495,256	5,787
Long Gilt Futures	16	March 2019	GBP	1,600		2,493,134	2,511,879	18,745
Nikkei 225 (CME) Futures	26	March 2019	USD	0	*	2,771,676	2,581,800	(189,876)
S&P TSX 60 Index Futures	13	March 2019	CAD	3		1,684,464	1,632,713	(51,751)
SPI 200 Futures	7	March 2019	AUD	0	*	681,279	685,456	4,177
TOPIX Index Futures	22	March 2019	JPY	220		3,182,196	2,997,765	(184,431)
U.S. T-Note 10 Yr (CBT) Futures	76	March 2019	USD	7,600		9,059,471	9,273,187	213,716
U.S. Ultra Bond (CBT) Futures	2	March 2019	USD	200		306,112	321,312	15,200

Sold Contracts
10 Yr Mini Japan Government Bond Futures	130	March 2019	JPY	1,300,000		17,992,092	18,103,097	(111,005)
S&P 500 E Mini Futures	10	March 2019	USD	1		1,227,210	1,252,600	(25,390)

								$(356,440)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	3,834	USD	4,412	3/15/19	$(7,634)
Barclays Bank PLC	GBP	1,353	USD	1,715	3/15/19	(15,249)
Deutsche Bank AG	CHF	866	USD	884	3/15/19	(3,432)
Morgan Stanley & Co., Inc	AUD	1,080	USD	778	3/15/19	16,796
Morgan Stanley & Co., Inc	JPY	2,677,918	USD	23,914	3/15/19	(649,673)
State Street Bank & Trust Co.	HKD	1,141	USD	146	3/15/19	291
State Street Bank & Trust Co.	SGD	190	USD	139	3/15/19	(814)

						$(659,715)

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index(e)	UBS AG	1,110	EUR	2,775.00	January 2019	EUR	1		$15,005	$(11,203)
FTSE 100 Index(e)	UBS AG	180	GBP	6,200.00	January 2019	GBP	0	*	6,000	(4,473)
Nikkei 225 Index(e)	Goldman Sachs International	14,000	JPY	20,000.00	January 2019	JPY	14		14,940	(48,701)
SPDR S&P 500 ETF Trust(f)	Morgan Stanley & Co., Inc.	398	USD	229.00	January 2019	USD	40		75,581	(32,437)
SPDR S&P 500 ETF Trust(f)	Morgan Stanley & Co., Inc	875	USD	237.00	January 2019	USD	88		79,594	(147,000)

									$191,120	$(243,814)

*	Notional amount less than 500.

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	One contract relates to 1 share.

(f)	One contract relates to 100 shares.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

10

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $63,406,877)	$64,559,534
Affiliated issuers (cost $17,871,637)	17,871,637
Cash collateral due from broker	1,412,871
Foreign currencies, at value (cost $6,553,706)	6,627,005
Unaffiliated dividends and interest receivable	51,525
Affiliated dividends receivable	31,973
Receivable for capital stock sold	25,188
Unrealized appreciation on forward currency exchange contracts	17,087
Receivable for variation margin on futures	4,740

Total assets	90,601,560

LIABILITIES
Options written, at value (premiums received $191,120)	243,814
Unrealized depreciation on forward currency exchange contracts	676,802
Payable for capital stock redeemed	413,516
Advisory fee payable	22,108
Distribution fee payable	18,103
Administrative fee payable	17,552
Transfer Agent fee payable	206
Accrued expenses	71,845

Total liabilities	1,463,946

NET ASSETS	$89,137,614

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,171
Additional paid-in capital	87,707,302
Distributable earnings	1,421,141

$89,137,614

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,766	1,100	$9.79

B	$89,126,848	9,169,498	$9.72

See notes to financial statements.

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$977,595
Affiliated issuers	337,244
Interest	198,384

1,513,223

EXPENSES
Advisory fee (see Note B)	581,428
Distribution fee—Class B	242,232
Transfer agency—Class B	1,386
Custodian	78,846
Administrative	70,053
Audit and tax	52,236
Legal	34,674
Directors’ fees	24,782
Printing	18,314
Miscellaneous	22,120

Total expenses	1,126,071
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(232,979)

Net expenses	893,092

Net investment income	620,131

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	160,207
Forward currency exchange contracts	(417,365)
Futures	(2,047,378)
Options written	372,145
Swaptions written	26,970
Foreign currency transactions	2,255,034
Net change in unrealized appreciation/depreciation of:
Investments	(4,828,811)
Forward currency exchange contracts	(508,581)
Futures	(218,616)
Options written	(120,694)
Foreign currency denominated assets and liabilities	80,690

Net loss on investment and foreign currency transactions	(5,246,399)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,626,268)

See notes to financial statements.

12

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018		Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$620,131		$273,952
Net realized gain (loss) on investment transactions and foreign currency transactions	349,613		6,621,134
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,596,012)		2,846,976
Contributions from Affiliates (see Note B)	–0	–	146

Net increase (decrease) in net assets from operations	(4,626,268)		9,742,208
DISTRIBUTIONS TO SHAREHOLDERS*
Class A	(638)		(116)
Class B	(5,168,376)		(764,972)
CAPITAL STOCK TRANSACTIONS
Net increase	418,910		10,228,289

Total increase (decrease)	(9,376,372)		19,205,409
NET ASSETS
Beginning of period	98,513,986		79,308,577

End of period	$89,137,614		$98,513,986

*	The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note J, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets

14

AB Variable Products Series Fund

because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$40,512,858		$–0	–	$–0	–	$40,512,858
Inflation-Linked Securities	–0	–	18,434,369		–0	–	18,434,369
Options Purchased—Puts	–0	–	486,395		–0	–	486,395
Short-Term Investments:
Investment Companies	17,871,637		–0	–	–0	–	17,871,637
U.S. Treasury Bills	–0	–	5,125,912		–0	–	5,125,912

Total Investments in Securities	58,384,495		24,046,676		–0	–	82,431,171
Other Financial Instruments(a):
Assets:
Futures	347,108		9,964		–0	–	357,072	(b)
Forward Currency Exchange Contracts	–0	–	17,087		–0	–	17,087
Liabilities:
Futures	(378,956)		(334,556)		–0	–	(713,512	)(b)
Forward Currency Exchange Contracts	–0	–	(676,802)		–0	–	(676,802)
Put Options Written	–0	–	(243,814)		–0	–	(243,814)

Total(c)	$58,352,647		$22,818,555		$–0	–	$81,171,202

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

16

AB Variable Products Series Fund

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses, inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Class A and Class B, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2019. For the year ended December 31, 2018, the reimbursements/waivers, exclusive of Acquired Fund Expenses, amounted to $156,055. Any fees waived and expenses borne by the Adviser through April 27, 2016 are subject to repayment by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $157,734 for the fiscal period ended December 31, 2015 and $70,109 for the year ended December 31, 2016. In any case, no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the Expense Caps’ net fee percentage set forth above. For the year ended December 31, 2018, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $32,277 and $44,154, respectively.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,045	$54,287	$38,460	$17,872	$335
Government Money Market Portfolio*	0	50,540	50,540	0	2

Total				$17,872	$337

*	Investments of cash collateral for securities lending transactions (see Note E).

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

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AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $70,053.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $146 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $121,168, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$52,446,838		$40,736,963
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$81,684,108

Gross unrealized appreciation	$3,196,757
Gross unrealized depreciation	(2,840,134)

Net unrealized appreciation	$356,623

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2018, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2018, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to

20

AB Variable Products Series Fund

expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2018, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2018, the Portfolio held written options for hedging and non-hedging purposes.

During the year ended December 31, 2018, the Portfolio held written swaptions for hedging and non-hedging purposes.

During the year ended December 31, 2018, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the year ended December 31, 2018, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$347,108	*	Receivable/Payable for variation margin on futures	$111,939	*

Equity contracts	Receivable/Payable for variation margin on futures	9,964	*	Receivable/Payable for variation margin on futures	601,573	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	17,087		Unrealized depreciation on forward currency exchange contracts	676,802

Equity contracts	Investments in securities, at value	486,395

Equity contracts				Options written, at value	243,814

Total		$860,554			$1,634,128

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(404,893)	$376,637

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,642,485)	(595,253)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(417,365)	(508,581)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(44,370)	–0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(611,292)	146,469

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	372,145	(120,694)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	26,970	–0	–

Total		$(2,721,290)	$(701,422)

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AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2018:

Futures:
Average original value of buy contracts	$36,810,043
Average original value of sale contracts	$11,379,896
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,195,528	(a)
Average principal amount of sale contracts	$36,664,696
Purchased Options:
Average notional amount	$106,003
Purchased Swaptions:
Average notional amount	$11,600,000	(b)
Options Written:
Average notional amount	$175,697
Swaptions Written:
Average notional amount	$23,200,000	(b)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
Goldman Sachs International	$118,658	$(48,701)		$–0	–	$–0	–	$69,957
Morgan Stanley & Co., Inc	16,796	(16,796)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	291	(291)		–0	–	–0	–	–0	–
UBS AG	51,301	(15,676)		–0	–	–0	–	35,625

Total	$187,046	$(81,464)		$–0	–	$–0	–	$105,582

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Barclays Bank PLC	$22,883	$–0	–	$–0	–	$–0	–	$22,883
Deutsche Bank AG	3,432	–0	–	–0	–	–0	–	3,432
Goldman Sachs International	48,701	(48,701)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc	649,673	(16,796)		–0	–	–0	–	632,877
State Street Bank & Trust Co.	814	(291)		–0	–	–0	–	523
UBS AG	15,676	(15,676)		–0	–	–0	–	–0	–

Total	$741,179	$(81,464)		$–0	–	$–0	–	$659,715	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned net securities lending income of $1,952 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended December 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $493. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class B
Shares sold	1,135,018	2,600,502	$12,083,758	$26,589,694
Shares issued in reinvestment of dividends and distributions	493,581	74,915	5,167,796	764,886
Shares redeemed	(1,593,282)	(1,673,405)	(16,832,644)	(17,126,291)

Net increase	35,317	1,002,012	$418,910	$10,228,289

There were no transactions in capital shares for Class A for the year ended December 31, 2018 and the year ended December 31, 2017.

At December 31, 2018, certain shareholders of the Portfolio owned 98% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

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AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$3,216,260	$765,088
Net long-term capital gains	1,952,754	–0	–

Total taxable distributions paid	$5,169,014	$765,088

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,823,796
Accumulated capital and other losses	(842,733	)(a)
Unrealized appreciation/(depreciation)	440,078	(b)

Total accumulated earnings/(deficit)	$1,421,141

(a)	As of December 31, 2018, the Portfolio had a net capital loss carryforward of $717,270. As of December 31, 2018, the cumulative deferred loss on straddles was $125,463.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Treasury inflation-protected securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio had a net short-term capital loss carryforward of $717,270, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

26

AB Variable Products Series Fund

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,					April 28, 2015(a) to December 31, 2015
	2018		2017	2016
Net asset value, beginning of period	$10.83		$9.78	$9.40		$10.00

Income From Investment Operations
Net investment income (b)(c)	.09		.06	.04		.05
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(.55)		1.09	.37		(.65)
Contributions from Affiliates	–0	–	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.46)		1.15	.41		(.60)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.05)	(.03)		–0	–
Distributions from net realized gain on investment transactions	(.58)		(.05)	–0	–	–0	–

Total dividends and distributions	(.58)		(.10)	(.03)		–0	–

Net asset value, end of period	$9.79		$10.83	$9.78		$9.40

Total Return
Total investment return based on net asset value (e)	(4.62)%		11.87%	4.39%		(6.00)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11		$12	$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)‡	.67%		.63%	.63%		.69	%^
Expenses, before waivers/reimbursements (f)‡	.92%		.94%	1.08%		3.21	%^
Net investment income (c)	.88%		.55%	.46%		.82	%^
Portfolio turnover rate	67%		59%	79%		111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.08%		.11%	.12%		.06%

See footnote summary on page 30.

28

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,					April 28, 2015(a) to December 31, 2015
	2018		2017	2016
Net asset value, beginning of period	$10.78		$9.75	$9.39		$10.00

Income From Investment Operations
Net investment income (b)(c)	.07		.03	.02		.01
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(.55)		1.09	.37		(.62)
Contributions from Affiliates	–0	–	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.48)		1.12	.39		(.61)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.04)	(.03)		–0	–
Distributions from net realized gain on investment transactions	(.58)		(.05)	–0	–	–0	–

Total dividends and distributions	(.58)		(.09)	(.03)		–0	–

Net asset value, end of period	$9.72		$10.78	$9.75		$9.39

Total Return
Total investment return based on net asset value (e)	(4.84)%		11.50%	4.24%		(6.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,127		$98,502	$79,298		$51,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)‡	.92%		.89%	.88%		.94	%^
Expenses, before waivers/reimbursements (f)‡	1.16%		1.17%	1.33%		1.62	%^
Net investment income (c)	.64%		.31%	.24%		.19	%^
Portfolio turnover rate	67%		59%	79%		111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.08%		.11%	.12%		.06%

See footnote summary on page 30.

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated/unaffiliated acquired fund fees and expenses, and for the years ended December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015, such waiver amounted to .08%, ..11%, .12% and .06% (annualized), respectively.

^	Annualized.

See notes to financial statements.

30

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Risk Allocation—Moderate Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period April 28, 2015 (commencement of operations) to December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period April 28, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

31

2018 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2018. For corporate shareholders, 12.31% of dividends paid qualify for the dividends received deduction.

32

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Global Risk Allocation-Moderate Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
8,615,669	77,239	496,443

*	Mr. Foulk retired on December 31, 2018.

33

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Carol C. McMullen(1)
Michael J. Downey(1)	Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)
Robert M. Keith, President and Chief Executive Officer

OFFICERS
Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

34

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

36

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	95	None

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

37

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

38

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Global Risk Allocation—Moderate Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed

39

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund- specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

40

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

42

AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2016. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2017 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

43

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect

44

AB Variable Products Series Fund

of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

45

VPS-GRA-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging-market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the one-, five- and 10-year periods ended December 31, 2018.

All share classes of the Portfolio underperformed the benchmark for the annual period. Stock selection in the technology sector was the main detractor; utilities and consumer discretionary stocks also detracted, relative to the benchmark. Stock selection in financials, industrials

1

AB Variable Products Series Fund

and consumer staples contributed. In terms of sector allocations, an overweight to industrials detracted, while an overweight to health care contributed. Security selection detracted in France and Austria, and contributed in the US and Ireland.

Derivatives in the form of currency forwards were utilized for hedging purposes, which had no material impact on absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the period. Investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off. The US Federal Reserve raised rates four times during 2018 as expected, but softened its tone in December, and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in China toward the end of the period. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s exposures remain focused on secular growth themes, particularly those promoting social and environmental sustainability. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify companies with strong competitive advantages and high returns on invested capital that the Team believes are more likely to sustain higher-than-average growth over the long term. The Team believes organic sales and earnings growth, not multiple expansion, will be a key driver of returns going forward. The Portfolio is positioned particularly well in this regard.

2

GLOBAL THEMATIC GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL THEMATIC GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Global Thematic Growth Portfolio Class A	-9.79%	5.78%	10.01%

Global Thematic Growth Portfolio Class B	-9.98%	5.52%	9.74%

MSCI ACWI (net)	-9.42%	4.26%	9.46%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.02% and 1.27% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Fund’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios, net of contractual fee waivers and/or expense reimbursements as 0.97% and 1.22% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2020 and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 to 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Thematic Growth Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL THEMATIC GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$900.30	$4.74	0.99%	$4.79	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.21	$5.04	0.99%	$5.09	1.00%

Class B
Actual	$1,000	$899.20	$5.98	1.25%	$5.98	1.25%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.90	$6.36	1.25%	$6.36	1.25%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
MSCI, Inc.—Class A	$3,093,081	2.6%
Visa, Inc.—Class A	3,013,510	2.6
Hexcel Corp.	2,936,324	2.5
Xylem, Inc./NY	2,928,341	2.5
American Water Works Co., Inc.	2,766,579	2.4
Unicharm Corp.	2,755,534	2.4
Kingspan Group PLC	2,674,928	2.3
Vestas Wind Systems A/S	2,648,694	2.3
Ecolab, Inc.	2,616,936	2.2
Danaher Corp.	2,615,123	2.2

	$28,049,050	24.0%

SECTOR BREAKDOWN2

December 31, 2018 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$22,252,685	19.1%
Financials	22,013,457	18.8
Industrials	16,719,144	14.3
Information Technology	16,409,600	14.1
Consumer Discretionary	11,296,029	9.7
Consumer Staples	9,025,024	7.7
Utilities	5,732,071	4.9
Materials	5,119,663	4.4
Communication Services	3,616,258	3.1
Real Estate	1,879,543	1.6
Short-Term Investments	2,718,339	2.3

Total Investments	$116,781,813	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$56,198,241	48.1%
India	7,321,117	6.3
Germany	6,608,444	5.7
France	6,552,393	5.6
China	6,392,445	5.5
Ireland	5,200,995	4.4
Japan	3,918,059	3.4
Switzerland	3,665,588	3.1
Netherlands	3,623,930	3.1
United Kingdom	3,608,874	3.1
Denmark	2,648,694	2.3
Hong Kong	2,365,779	2.0
Peru	2,298,718	2.0
Other	3,660,197	3.1
Short-Term Investments	2,718,339	2.3

Total Investments	$116,781,813	100.0%

1	All data are as of December 31, 2018. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.8% or less in the following countries: Indonesia and Sweden.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.7%

HEALTH CARE–19.1%
HEALTH CARE EQUIPMENT & SUPPLIES–6.5%
Abbott Laboratories	29,610	$2,141,691
Danaher Corp.	25,360	2,615,123
Koninklijke Philips NV	31,980	1,121,203
West Pharmaceutical Services, Inc.	17,770	1,741,993

		7,620,010

HEALTH CARE PROVIDERS & SERVICES–3.4%
Apollo Hospitals Enterprise Ltd.	106,720	1,917,206
UnitedHealth Group, Inc.	8,310	2,070,187

		3,987,393

HEALTH CARE TECHNOLOGY–1.7%
Medidata Solutions, Inc.(a)	28,530	1,923,492

LIFE SCIENCES TOOLS & SERVICES–7.1%
Bio-Rad Laboratories, Inc.–Class A(a)	8,160	1,894,915
Bruker Corp.	70,730	2,105,632
Gerresheimer AG	20,860	1,370,731
ICON PLC(a)	9,240	1,193,901
Tecan Group AG	8,800	1,712,797

		8,277,976

PHARMACEUTICALS–0.4%
Vectura Group PLC(a)	496,750	443,814

		22,252,685

FINANCIALS–18.8%
BANKS–6.2%
Bank Mandiri Persero Tbk PT	2,924,500	1,500,183
Credicorp Ltd.	10,370	2,298,718
HDFC Bank Ltd.	44,120	1,340,821
Swedbank AB–Class A	96,640	2,160,014

		7,299,736

CAPITAL MARKETS–6.1%
Charles Schwab Corp. (The)	49,820	2,069,025
MSCI, Inc.–Class A	20,980	3,093,081
Partners Group Holding AG(b)	3,210	1,952,791

		7,114,897

CONSUMER FINANCE–1.3%
Bharat Financial Inclusion Ltd.(a)	106,200	1,539,876

INSURANCE–3.0%
AIA Group Ltd.	284,800	2,365,779
Prudential PLC	65,520	1,169,955

		3,535,734

THRIFTS & MORTGAGE FINANCE–2.2%
Housing Development Finance Corp., Ltd.	89,710	$2,523,214

		22,013,457

INDUSTRIALS–14.3%
AEROSPACE & DEFENSE–2.5%
Hexcel Corp.	51,209	2,936,324

BUILDING PRODUCTS–2.3%
Kingspan Group PLC	62,400	2,674,928

COMMERCIAL SERVICES & SUPPLIES–1.5%
China Everbright International Ltd.	1,970,407	1,765,736

ELECTRICAL EQUIPMENT–3.9%
Schneider Electric SE	27,850	1,889,099
Vestas Wind Systems A/S	34,990	2,648,694

		4,537,793

INDUSTRIAL CONGLOMERATES–1.6%
Siemens AG	16,810	1,876,022

MACHINERY–2.5%
Xylem, Inc./NY	43,890	2,928,341

		16,719,144

INFORMATION TECHNOLOGY–14.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
Keyence Corp.	2,300	1,162,525

IT SERVICES–3.6%
Visa, Inc.–Class A	22,840	3,013,510
Wirecard AG	7,390	1,114,059

		4,127,569

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.1%
Infineon Technologies AG	112,260	2,247,632
NVIDIA Corp.	10,568	1,410,828

		3,658,460

SOFTWARE–4.9%
Dassault Systemes SE	15,380	1,826,833
Microsoft Corp.	22,840	2,319,859
SailPoint Technologies Holding, Inc.(a)	67,800	1,592,622

		5,739,314

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.5%
Apple, Inc.	10,915	1,721,732

		16,409,600

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–9.7%
AUTO COMPONENTS–1.7%
Aptiv PLC	32,480	$1,999,793

DIVERSIFIED CONSUMER SERVICES–1.8%
Bright Horizons Family Solutions, Inc.(a)	18,360	2,046,222

INTERNET & DIRECT MARKETING RETAIL–5.0%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	12,510	1,714,746
Amazon.com, Inc.(a)	1,583	2,377,619
Etsy, Inc.(a)	35,850	1,705,384

		5,797,749

TEXTILES, APPAREL & LUXURY GOODS–1.2%
EssilorLuxottica SA	11,457	1,452,265

		11,296,029

CONSUMER STAPLES–7.7%
FOOD PRODUCTS–2.2%
Kerry Group PLC–Class A	25,510	2,526,067

HOUSEHOLD PRODUCTS–3.8%
Procter & Gamble Co. (The)	19,020	1,748,318
Unicharm Corp.	85,200	2,755,534

		4,503,852

PERSONAL PRODUCTS–1.7%
Unilever PLC	38,000	1,995,105

		9,025,024

UTILITIES–4.9%
MULTI-UTILITIES–1.2%
Suez	104,780	1,384,196

WATER UTILITIES–3.7%
American Water Works Co., Inc.	30,479	2,766,579
Beijing Enterprises Water Group Ltd.(a)	3,098,000	1,581,296

		4,347,875

		5,732,071

MATERIALS–4.4%
CHEMICALS–4.4%
Ecolab, Inc.	17,760	2,616,936
Koninklijke DSM NV	30,850	2,502,727

		5,119,663

COMMUNICATION SERVICES–3.1%
INTERACTIVE MEDIA & SERVICES–3.1%
Alphabet, Inc.–Class C(a)	2,207	$2,285,591
Tencent Holdings Ltd.	33,200	1,330,667

		3,616,258

REAL ESTATE–1.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.6%
SBA Communications Corp.(a)	11,610	1,879,543

Total Common Stocks (cost $95,743,072)		114,063,474

SHORT-TERM INVESTMENTS–2.3%
INVESTMENT COMPANIES–2.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $2,718,339)	2,718,339	2,718,339

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $98,461,411)		116,781,813

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.7%
INVESTMENT COMPANIES–1.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $1,996,761)	1,996,761	1,996,761

TOTAL INVESTMENTS–101.7% (cost $100,458,172)		118,778,574
Other assets less liabilities–(1.7)%		(2,030,686)

NET ASSETS–100.0%		$116,747,888

10

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CNY	4,151	USD	599	1/24/19	$(6,077)
Barclays Bank PLC	CHF	2,505	USD	2,555	3/15/19	(10,593)
Barclays Bank PLC	EUR	8,787	USD	10,111	3/15/19	(17,493)
Barclays Bank PLC	USD	3,513	CAD	4,674	3/15/19	(83,290)
Barclays Bank PLC	USD	2,552	GBP	2,013	3/15/19	22,687
BNP Paribas SA	CNY	11,773	USD	1,692	1/24/19	(23,334)
Citibank, NA	USD	1,915	KRW	2,150,271	2/20/19	18,427
Deutsche Bank AG	INR	330,135	USD	4,627	3/18/19	(81,868)
JPMorgan Chase Bank, NA	USD	881	ZAR	12,500	3/15/19	(19,783)
Morgan Stanley & Co., Inc.	BRL	4,122	USD	1,064	1/03/19	261
Morgan Stanley & Co., Inc.	BRL	4,122	USD	1,049	1/03/19	(14,948)
Morgan Stanley & Co., Inc.	USD	1,058	BRL	4,122	1/03/19	5,637
Morgan Stanley & Co., Inc.	USD	1,064	BRL	4,122	1/03/19	(261)
Morgan Stanley & Co., Inc.	USD	527	RUB	35,119	1/24/19	(24,207)
Morgan Stanley & Co., Inc.	PEN	7,140	USD	2,120	1/25/19	2,075
Morgan Stanley & Co., Inc.	USD	1,047	BRL	4,122	2/04/19	14,908
Morgan Stanley & Co., Inc.	USD	1,526	TWD	46,350	3/14/19	(519)
Morgan Stanley & Co., Inc.	EUR	852	USD	981	3/15/19	(1,154)
Morgan Stanley & Co., Inc.	SEK	10,362	USD	1,154	3/15/19	(21,424)
Morgan Stanley & Co., Inc.	USD	2,379	AUD	3,300	3/15/19	(51,321)
Morgan Stanley & Co., Inc.	USD	4,687	JPY	524,836	3/15/19	127,327
State Street Bank & Trust Co.	CHF	649	USD	656	3/15/19	(9,085)
State Street Bank & Trust Co.	EUR	324	USD	376	3/15/19	2,518
State Street Bank & Trust Co.	EUR	437	USD	498	3/15/19	(5,844)
State Street Bank & Trust Co.	HKD	7,310	USD	937	3/15/19	1,718
State Street Bank & Trust Co.	JPY	122,959	USD	1,106	3/15/19	(21,747)
State Street Bank & Trust Co.	USD	2,857	CHF	2,814	3/15/19	24,784
State Street Bank & Trust Co.	USD	436	EUR	382	3/15/19	4,588
State Street Bank & Trust Co.	USD	452	JPY	50,671	3/15/19	12,782
State Street Bank & Trust Co.	USD	459	MXN	9,452	3/15/19	16,462
State Street Bank & Trust Co.	USD	261	NOK	2,208	3/15/19	(4,607)

						$(143,381)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

PEN—Peruvian Sol

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $95,743,072)	$114,063,474	(a)
Affiliated issuers (cost $4,715,100—including investment of cash collateral for securities loaned of $1,996,761)	4,715,100
Foreign currencies, at value (cost $195,451)	193,676
Unrealized appreciation on forward currency exchange contracts	254,174
Unaffiliated dividends receivable	135,985
Receivable for capital stock sold	38,293
Affiliated dividends receivable	3,544

Total assets	119,404,246

LIABILITIES
Payable for collateral received on securities loaned	1,996,761
Unrealized depreciation on forward currency exchange contracts	397,555
Payable for capital stock redeemed	75,235
Advisory fee payable	66,172
Administrative fee payable	17,734
Distribution fee payable	16,465
Transfer Agent fee payable	206
Accrued expenses and other liabilities	86,230

Total liabilities	2,656,358

NET ASSETS	$116,747,888

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,384
Additional paid-in capital	91,092,646
Distributable earnings	25,650,858

	$116,747,888

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$35,798,834	1,308,704	$27.35

B	$80,949,054	3,074,937	$26.33

(a)	Includes securities on loan with a value of $1,913,249 (see Note E).

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $136,711)	$1,855,481
Affiliated issuers	37,363
Interest	3,619
Securities lending income	8,850

1,905,313

EXPENSES
Advisory fee (see Note B)	1,046,966
Distribution fee—Class B	248,943
Transfer agency—Class A	1,766
Transfer agency—Class B	4,400
Custodian	102,408
Administrative	69,727
Audit and tax	65,835
Printing	39,930
Legal	37,126
Directors’ fees	24,782
Miscellaneous	9,359

Total expenses	1,651,242
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(23,342)

Net expenses	1,627,900

Net investment income	277,413

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	7,151,599
Forward currency exchange contracts	565,019
Foreign currency transactions	(320,351)
Net change in unrealized appreciation/depreciation of:
Investments(a)	(20,443,593)
Forward currency exchange contracts	(232,339)
Foreign currency denominated assets and liabilities	(5,298)

Net loss on investment and foreign currency transactions	(13,284,963)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(13,007,550)

(a)	Net of increase in accrued foreign capital gains taxes of $8,092.

See notes to financial statements.

14

GLOBAL THEMATIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018		Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$277,413		$(114,944)
Net realized gain on investment and foreign currency transactions	7,396,267		13,647,303
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(20,681,230)		25,382,741

Net increase (decrease) in net assets from operations	(13,007,550)		38,915,100
Distributions to Shareholders
Class A	–0	–	(159,360)
Class B	–0	–	(274,046)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(16,696,371)		886,757

Total increase (decrease)	(29,703,921)		39,368,451
NET ASSETS
Beginning of period	146,451,809		107,083,358

End of period	$116,747,888		$146,451,809

See notes to financial statements.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Health Care	$15,686,934	$6,565,751		$–0	–	$22,252,685
Financials	8,801,645	13,211,812		–0	–	22,013,457
Industrials	5,864,665	10,854,479		–0	–	16,719,144
Information Technology	10,058,551	6,351,049		–0	–	16,409,600
Consumer Discretionary	9,843,764	1,452,265		–0	–	11,296,029
Consumer Staples	1,748,318	7,276,706		–0	–	9,025,024
Utilities	4,150,775	1,581,296		–0	–	5,732,071
Materials	2,616,936	2,502,727		–0	–	5,119,663
Communication Services	2,285,591	1,330,667		–0	–	3,616,258
Real Estate	1,879,543	–0	–	–0	–	1,879,543
Short-Term Investments	2,718,339	–0	–	–0	–	2,718,339
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,996,761	–0	–	–0	–	1,996,761

Total Investments in Securities	67,651,822	51,126,752	(a)	–0	–	118,778,574

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$254,174	$–0	–	$254,174
Liabilities:
Forward Currency Exchange Contracts	–0	–	(397,555)	–0	–	(397,555)

Total(c)(d)(e)	$67,651,822		$50,983,371	$–0	–	$118,635,193

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	An amount of $3,342,095 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	An amount of $2,096,343 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(e)	An amount of $1,549,040 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2018, such reimbursements/waivers amounted to $20,908. This fee waiver and/or expense reimbursement agreement extends through May 1, 2020 and then may be extended by the Adviser for additional one-year terms.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,727.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $1,652.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$27,351	$24,633	$2,718	$24
Government Money Market Portfolio*	3,829	16,705	18,537	1,997	13

Total				$4,715	$37

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $45,546, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$43,003,102		$55,096,087
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$100,688,907

Gross unrealized appreciation	$24,595,917
Gross unrealized depreciation	(6,502,976)

Net unrealized appreciation	$18,092,941

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2018, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single

21

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended December 31, 2018, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$254,174	Unrealized depreciation on forward currency exchange contracts	$397,555

Total		$254,174		$397,555

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$565,019	$(232,339)

Total		$565,019	$(232,339)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$31,144,971
Average principal amount of sale contracts	$31,857,903

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
Barclays Bank PLC	$22,687	$(22,687)		$–0	–	$–0	–	$–0	–
Citibank, NA	18,427	–0	–	–0	–	–0	–	18,427
Morgan Stanley & Co., Inc.	150,208	(113,834)		–0	–	–0	–	36,374
State Street Bank & Trust Co.	62,852	(41,283)		–0	–	–0	–	21,569

Total	$254,174	$(177,804)		$–0	–	$–0	–	$76,370	^

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AB Variable Products Series Fund

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Bank of America, NA	$6,077	$–0	–	$–0	–	$–0	–	$6,077
Barclays Bank PLC	111,376	(22,687)		–0	–	–0	–	88,689
BNP Paribas SA	23,334	–0	–	–0	–	–0	–	23,334
Deutsche Bank AG	81,868	–0	–	–0	–	–0	–	81,868
JPMorgan Chase Bank, NA	19,783	–0	–	–0	–	–0	–	19,783
Morgan Stanley & Co., Inc.	113,834	(113,834)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	41,283	(41,283)		–0	–	–0	–	–0	–

Total	$397,555	$(177,804)		$–0	–	$–0	–	$219,751	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had securities on loan with a value of $1,913,249 and had received cash collateral which has been invested into Government Money Market Portfolio of $1,996,761. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $8,850 and $12,508 from the borrowers and Government Money Market Portfolio, respectively, for the year ended December 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $782. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2018		Year Ended December 31, 2017
Class A
Shares sold	216,094		205,607	$6,612,541		$5,763,464
Shares issued in reinvestment of dividends	–0	–	5,799	–0	–	159,360
Shares redeemed	(230,647)		(164,656)	(7,032,186)		(4,344,931)

Net increase (decrease)	(14,553)		46,750	$(419,645)		$1,577,893

Class B
Shares sold	353,636		780,996	$10,398,435		$20,282,734
Shares issued in reinvestment of dividends	–0	–	10,330	–0	–	274,046
Shares redeemed	(913,680)		(809,779)	(26,675,161)		(21,247,916)

Net decrease	(560,044)		(18,453)	$(16,276,726)		$(691,136)

At December 31, 2018, certain shareholders of the Portfolio owned 67% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not

24

AB Variable Products Series Fund

had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

NOTE I: Components of Accumulated Earnings (Deficit)

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018		2017
Distributions paid from:
Ordinary income	$–0	–	$433,406

Total taxable distributions paid	$–0	–	$433,406

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$315,850
Undistributed capital gains	7,253,846
Unrealized appreciation/(depreciation)	18,081,162	(a)

Total accumulated earnings/(deficit)	$25,650,858

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

GLOBAL THEMATIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of period	$30.32		$22.29		$22.43		$21.80		$20.75

Income From Investment Operations
Net investment income (a)	.11	(b)	.03	(b)	.04	(b)†	.02		.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.08)		8.13		(.18)		.60		.99
Contributions from Affiliates	–0	–	–0	–	–0	–	.01		–0	–

Net increase (decrease) in net asset value from operations	(2.97)		8.16		(.14)		.63		1.05

Less: Dividends
Dividends from net investment income	–0	–	(.13)		–0	–	–0	–	–0	–

Net asset value, end of period	$27.35		$30.32		$22.29		$22.43		$21.80

Total Return
Total investment return based on net asset value (c)*	(9.79)%		36.66%		(.62	)%†	2.89%		5.06%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,799		$40,121		$28,458		$31,534		$30,886
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99%		1.02%		1.06%		1.01%		1.01%
Expenses, before waivers/reimbursements	1.01%		1.02%		1.06%		1.01%		1.01%
Net investment income	.37	%(b)	.09	%(b)	.17	%(b)†	.07%		.26%
Portfolio turnover rate	32%		40%		54%		47%		48%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$29.25	$21.52	$21.71	$21.15	$20.18

Income From Investment Operations
Net investment income (loss) (a)	.04	(b)	(.04	)(b)	(.02	)(b)†	(.04)	.00	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.96)	7.84	(.17)	.59	.97
Contributions from Affiliates	–0	–	–0	–	–0	–	.01	–0	–

Net increase (decrease) in net asset value from operations	(2.92)	7.80	(.19)	.56	.97

Less: Dividends
Dividends from net investment income	–0	–	(.07)	–0	–	–0	–	–0	–

Net asset value, end of period	$26.33	$29.25	$21.52	$21.71	$21.15

Total Return
Total investment return based on net asset value (c)*	(9.98)%	36.30%	(.87	)%†	2.65%	4.81%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,949	$106,331	$78,625	$92,298	$96,728
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24%	1.26%	1.31%	1.26%	1.26%
Expenses, before waivers/reimbursements	1.25%	1.27%	1.31%	1.26%	1.26%
Net investment income (loss)	.13	%(b)	(.15	)%(b)	(.07	)%(b)†	(.17)%	.01%
Portfolio turnover rate	32%	40%	54%	47%	48%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .04%, .28%, .01% and .02%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Thematic Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Thematic Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

28

GLOBAL THEMATIC GROWTH PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Global Thematic Growth Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
3,756,877	188,721	340,704

29

GLOBAL THEMATIC GROWTH

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas New York, NY 10105	P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

GLOBAL THEMATIC GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

31

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity Mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	95	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Chief Investment Officer of Thematic and Sustainable Equities.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

GLOBAL THEMATIC GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Global Thematic Growth Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the

35

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

36

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

37

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

38

AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

39

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other AB Funds with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

40

VPS-GTG-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

At a meeting held on November 6-8, 2018, the Board of Directors of AB Variable Products Series Fund, Inc. (the “Fund”) approved the acquisition of the assets and assumption of the liabilities of the Portfolio by AB Large Cap Growth Portfolio (the “Acquiring Portfolio,” and together with the Portfolio, the “Portfolios”), each a series of the Fund. The Portfolios have the same investment objective and similar investment strategies.

At the time of the acquisition, all of the Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio, and shareholders of the Portfolio will receive shares of the same class of the Acquiring Portfolio.

The acquisition does not require approval of either Portfolio’s shareholders. The acquisition is expected to be consummated on or about April 18, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Adviser looks for companies that have experienced management teams, strong market positions and the potential to deliver greater-than-expected earnings growth rates.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models and clear competitive advantages.

The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 3000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2018.

All share classes of the Portfolio outperformed the benchmark for the annual period. Stock selection drove the outperformance, relative to the benchmark, most notably from health care, technology and industrials holdings. An underweight to energy also contributed. Stock selection within communication services and consumer staples holdings detracted. Overweights to the consumer discretionary and materials sectors also detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the year as investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off. The US Federal Reserve raised rates four times during 2018 as expected, but softened its tone in December, and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in China toward the end of the period. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s Senior Investment Management Team (the “Team”) continues to select companies that are likely to be rewarded for offering high profitability, attractive reinvestment opportunities and sustainable competitive advantages. The Team believes that, in this environment, active managers can be rewarded for picking their stocks carefully, and the Team remains sharply focused on identifying companies that generate high return on assets with high reinvestment rate opportunities.

1

GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 3000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index represents the performance of growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Growth Portfolio Class A2	4.02%	11.81%	15.26%

Growth Portfolio Class B2	3.77%	11.53%	14.97%

Russell 3000 Growth Index	-2.12%	9.99%	15.15%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2018, by 0.05%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.12% and 1.37% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 TO 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$936.80	$5.47	1.12%	$5.52	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.56	$5.70	1.12%	$5.75	1.13%

Class B
Actual	$1,000	$935.50	$6.68	1.37%	$6.73	1.38%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.30	$6.97	1.37%	$7.02	1.38%

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class C	$5,752,814	8.6%
Visa, Inc.—Class A	2,748,310	4.1
Monster Beverage Corp.	2,679,438	4.0
NIKE, Inc.—Class B	2,483,097	3.7
Home Depot, Inc. (The)	2,429,363	3.6
Costco Wholesale Corp.	2,339,609	3.5
UnitedHealth Group, Inc.	2,273,967	3.4
PayPal Holdings, Inc.	2,023,206	3.0
Biogen, Inc.	1,990,285	3.0
Booking Holdings, Inc.	1,889,495	2.8

	$26,609,584	39.7%

SECTOR BREAKDOWN2

December 31, 2018 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$13,871,444	20.7%
Health Care	13,480,676	20.1
Consumer Discretionary	13,462,640	20.0
Communication Services	9,047,845	13.5
Industrials	7,056,282	10.5
Consumer Staples	6,599,908	9.8
Materials	1,719,420	2.6
Financials	393,037	0.6
Short-Term Investments	1,493,159	2.2

Total Investments	$67,124,411	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%

INFORMATION TECHNOLOGY–20.7%
COMMUNICATIONS EQUIPMENT–2.0%
Arista Networks, Inc.(a)	6,290	$1,325,303

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.5%
Cognex Corp.	13,260	512,764
Novanta, Inc.(a)	8,080	509,040

		1,021,804

IT SERVICES–7.1%
PayPal Holdings, Inc.(a)	24,060	2,023,206
Visa, Inc.–Class A	20,830	2,748,310

		4,771,516

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.1%
ASML Holding NV ADR	4,720	734,526
Semtech Corp.(a)	14,320	656,858
Xilinx, Inc.	15,626	1,330,867

		2,722,251

SOFTWARE–6.0%
Adobe, Inc.(a)	4,810	1,088,214
Elastic NV(a)(b)	134	9,578
Fair Isaac Corp.(a)	4,400	822,800
HubSpot, Inc.(a)	5,590	702,831
Paycom Software, Inc.(a)	6,980	854,701
Trade Desk, Inc. (The)–Class A(a)	4,760	552,446

		4,030,570

		13,871,444

HEALTH CARE–20.1%
BIOTECHNOLOGY–6.2%
Biogen, Inc.(a)	6,614	1,990,285
Regeneron Pharmaceuticals, Inc.(a)	2,990	1,116,765
Vertex Pharmaceuticals, Inc.(a)	6,270	1,039,001

		4,146,051

HEALTH CARE EQUIPMENT & SUPPLIES–6.9%
Edwards Lifesciences Corp.(a)	11,310	1,732,353
Intuitive Surgical, Inc.(a)	3,912	1,873,535
Stryker Corp.	6,620	1,037,685

		4,643,573

HEALTH CARE PROVIDERS & SERVICES–4.9%
Centene Corp.(a)	8,470	976,591
UnitedHealth Group, Inc.	9,128	2,273,967

		3,250,558

PHARMACEUTICALS–2.1%
Zoetis, Inc.	16,840	$1,440,494

		13,480,676

CONSUMER DISCRETIONARY–20.1%
DIVERSIFIED CONSUMER SERVICES–3.6%
Bright Horizons Family Solutions, Inc.(a)	12,480	1,390,896
Grand Canyon Education, Inc.(a)	10,510	1,010,431

		2,401,327

HOTELS, RESTAURANTS & LEISURE–1.5%
Planet Fitness, Inc.(a)	18,810	1,008,592

INTERNET & DIRECT MARKETING RETAIL–3.6%
Booking Holdings, Inc.(a)	1,097	1,889,495
Etsy, Inc.(a)	11,670	555,142

		2,444,637

MULTILINE RETAIL–1.0%
Dollar Tree, Inc.(a)	7,110	642,175

SPECIALTY RETAIL–6.7%
Home Depot, Inc. (The)	14,139	2,429,363
National Vision Holdings, Inc.(a)	24,205	681,855
Ulta Salon Cosmetics & Fragrance, Inc.(a)	5,602	1,371,594

		4,482,812

TEXTILES, APPAREL & LUXURY GOODS–3.7%
NIKE, Inc.–Class B	33,492	2,483,097

		13,462,640

COMMUNICATION SERVICES–13.5%
ENTERTAINMENT–2.4%
Activision Blizzard, Inc.	15,190	707,398
Electronic Arts, Inc.(a)	11,450	903,520

		1,610,918

INTERACTIVE MEDIA & SERVICES–11.1%
Alphabet, Inc.–Class C(a)	5,555	5,752,814
Facebook, Inc.–Class A(a)	12,847	1,684,113

		7,436,927

		9,047,845

INDUSTRIALS–10.5%
BUILDING PRODUCTS–4.2%
Allegion PLC	12,380	986,810
AO Smith Corp.	16,440	701,988
Lennox International, Inc.	2,920	639,071
Trex Co., Inc.(a)	8,530	506,341

		2,834,210

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–1.4%
Copart, Inc.(a)	19,660	$939,355

ELECTRICAL EQUIPMENT–0.8%
Rockwell Automation, Inc.	3,510	528,185

INDUSTRIAL CONGLOMERATES–1.3%
Roper Technologies, Inc.	3,220	858,194

MACHINERY–1.1%
IDEX Corp.	4,290	541,656
WABCO Holdings, Inc.(a)	1,810	194,285

		735,941

ROAD & RAIL–1.0%
Saia, Inc.(a)	12,170	679,329

TRADING COMPANIES & DISTRIBUTORS–0.7%
Fastenal Co.	9,200	481,068

		7,056,282

CONSUMER STAPLES–9.9%
BEVERAGES–6.4%
Constellation Brands, Inc.–Class A	9,830	1,580,861
Monster Beverage Corp.(a)	54,438	2,679,438

		4,260,299

FOOD & STAPLES RETAILING–3.5%
Costco Wholesale Corp.	11,485	2,339,609

		6,599,908

MATERIALS–2.6%
CHEMICALS–2.6%
Sherwin-Williams Co. (The)	4,370	1,719,420

FINANCIALS–0.6%
CAPITAL MARKETS–0.6%
MarketAxess Holdings, Inc.	1,860	393,037

Total Common Stocks (cost $50,522,434)		65,631,252

SHORT-TERM INVESTMENTS–2.3%
INVESTMENT COMPANIES–2.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $1,493,159)	1,493,159	1,493,159

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.3% (cost $52,015,593)		$67,124,411

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $9,581)	9,581	9,581

TOTAL INVESTMENTS–100.3% (cost $52,025,174)		67,133,992
Other assets less liabilities–(0.3)%		(168,226)

NET ASSETS–100.0%		$66,965,766

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $50,522,434)	$65,631,252	(a)
Affiliated issuers (cost $1,502,740—including investment of cash collateral for securities loaned of $9,581)	1,502,740
Unaffiliated dividends receivable	12,500
Receivable for capital stock sold	6,833
Affiliated dividends receivable	3,873

Total assets	67,157,198

LIABILITIES
Payable for capital stock redeemed	60,188
Advisory fee payable	41,284
Audit and tax fee payable	33,616
Administrative fee payable	17,842
Payable for collateral received on securities loaned	9,581
Distribution fee payable	7,466
Transfer Agent fee payable	206
Accrued expenses	21,249

Total liabilities	191,432

NET ASSETS	$66,965,766

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,110
Additional paid-in capital	38,509,416
Distributable earnings	28,454,240

	$66,965,766

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$30,485,598	924,598	$32.97

B	$36,480,168	1,185,000	$30.78

(a)	Includes securities on loan with a value of $9,578 (see Note E).

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$371,738
Affiliated issuers	46,760
Interest	3,323

421,821

EXPENSES
Advisory fee (see Note B)	560,734
Distribution fee—Class B	102,022
Transfer agency—Class A	2,094
Transfer agency—Class B	2,530
Administrative	69,429
Custodian	64,618
Audit and tax	44,007
Legal	34,257
Directors’ fees	24,782
Printing	21,547
Miscellaneous	2,439

Total expenses	928,459
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(3,469)

Net expenses	924,990

Net investment loss	(503,169)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	13,921,638
Net change in unrealized appreciation/depreciation of investments	(10,423,114)

Net gain on investment transactions	3,498,524

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,995,355

See notes to financial statements.

9

GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018		Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(503,169)		$(482,563)
Net realized gain on investment transactions	13,921,638		9,474,239
Net change in unrealized appreciation/depreciation of investments	(10,423,114)		10,610,044
Contributions from Affiliates (see Note B)	–0	–	102,075 ^

Net increase in net assets from operations	2,995,355		19,703,795
Distributions to Shareholders
Class A	(4,150,677)		(1,334,624)
Class B	(5,079,860)		(2,084,488)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	3,024,658		(7,779,591)

Total increase (decrease)	(3,210,524)		8,505,092
NET ASSETS
Beginning of period	70,176,290		61,671,198

End of period	$66,965,766		$70,176,290

^	Amount reclassified.

See notes to financial statements.

10

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$65,631,252		$–0	–	$–0	–	$65,631,252
Short-Term Investments	1,493,159		–0	–	–0	–	1,493,159
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,581		–0	–	–0	–	9,581

Total Investments in Securities	67,133,992		–0	–	–0	–	67,133,992
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$67,133,992		$–0	–	$–0	–	$67,133,992

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,429.

14

AB Variable Products Series Fund

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $102,075 in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $2,762.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$15,451	$13,958	$1,493	$44
Government Money Market Portfolio*	1,101	4,752	5,843	10	3

Total				$1,503	$47

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $9,197, of which $15 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$32,912,681		$40,565,455
U.S. government securities	–0	–	–0	–

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$52,074,841

Gross unrealized appreciation	$16,896,499
Gross unrealized depreciation	(1,837,348)

Net unrealized appreciation	$15,059,151

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2018.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had securities on loan with a value of $9,578 and had received cash collateral which has been invested into Government Money Market Portfolio of $9,581. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned net securities lending income of $3,120 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended December 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $707. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

16

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	174,243	85,190	$6,549,775	$2,782,413
Shares issued in reinvestment of distributions	112,729	42,142	4,150,676	1,334,624
Shares redeemed	(208,557)	(162,782)	(7,550,238)	(5,200,532)

Net increase (decrease)	78,415	(35,450)	$3,150,213	$(1,083,495)

Class B
Shares sold	42,705	30,476	$1,496,657	$942,367
Shares issued in reinvestment of distributions	147,627	69,692	5,079,860	2,084,488
Shares redeemed	(190,539)	(311,402)	(6,702,072)	(9,722,951)

Net decrease	(207)	(211,234)	$(125,555)	$(6,696,096)

At December 31, 2018, certain shareholders of the Portfolio owned 74% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Net long-term capital gains	$9,230,537	$3,419,112

Total taxable distributions paid	$9,230,537	$3,419,112

17

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$602,053
Undistributed capital gains	12,793,037
Unrealized appreciation/(depreciation)	15,059,151	(a)

Total accumulated earnings/(deficit)	$28,454,241

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Event

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Portfolio by AB Large Cap Growth Portfolio (the “Acquiring Portfolio,” and together with the Portfolio, the “Portfolios”), each a series of the Fund. The Portfolios have the same investment objective and similar investment strategies.

At the time of the acquisition, all of the Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio, and shareholders of the Portfolio will receive shares of the same class of the Acquiring Portfolio.

The acquisition does not require approval of either Portfolio’s shareholders. The acquisition is expected to be consummated on or about April 18, 2019.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

18

GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$35.73	$27.95	$31.05	$34.47	$31.03

Income From Investment Operations
Net investment loss (a)	(.20	)(b)	(.18	)(b)	(.07	)(b)†	(.08)	(.09)
Net realized and unrealized gain on investment transactions	2.12	9.61	.54	3.18	4.15
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase in net asset value from operations	1.92	9.43	.47	3.10	4.06

Less: Distributions
Distributions from net realized gain on investment transactions	(4.68)	(1.65)	(3.57)	(6.52)	(.62)

Net asset value, end of period	$32.97	$35.73	$27.95	$31.05	$34.47

Total Return
Total investment return based on net asset value (d)*	4.02%	34.51%	1.12	%†	9.06%	13.28%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,486	$30,230	$24,645	$27,060	$28,141
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.12%	1.15%	1.09%	1.08%
Expenses, before waivers/reimbursements	1.11%	1.12%	1.15%	1.09%	1.08%
Net investment loss	(.54	)%(b)	(.57	)%(b)	(.23	)%(b)†	(.24)%	(.28)%
Portfolio turnover rate	46%	42%	57%	51%	66%

See footnote summary on page 20.

19

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$33.70	$26.51	$29.70	$33.30	$30.08

Income From Investment Operations
Net investment loss (a)	(.28	)(b)	(.25	)(b)	(.13	)(b)†	(.16)	(.16)
Net realized and unrealized gain on investment transactions	2.04	9.09	.51	3.08	4.00
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase in net asset value from operations	1.76	8.84	.38	2.92	3.84

Less: Distributions
Distributions from net realized gain on investment transactions	(4.68)	(1.65)	(3.57)	(6.52)	(.62)

Net asset value, end of period	$30.78	$33.70	$26.51	$29.70	$33.30

Total Return
Total investment return based on net asset value (d)*	3.77%	34.15%	.85	%†	8.82%	12.96%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,480	$39,946	$37,026	$43,383	$46,330
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.37%	1.40%	1.34%	1.33%
Expenses, before waivers/reimbursements	1.36%	1.37%	1.40%	1.34%	1.33%
Net investment loss	(.79	)%(b)	(.82	)%(b)	(.48	)%(b)†	(.49)%	(.52)%
Portfolio turnover rate	46%	42%	57%	51%	66%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

† For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.015	.05%	.05%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .05%, .11%, .01%, .06% and .03%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Fund’s performance for the year ended November 30, 2017 by .14%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

21

GROWTH PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Growth Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
1,895,218	122,637	118,971

*	Mr. Foulk retired on December 31, 2018.

22

GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Bruce K. Aronow(2), Vice President Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Aronow, Caruso and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

23

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

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GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Bruce K. Aronow 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Small and SMID Cap Growth Equities.

Frank V. Caruso 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Growth Equities.

John H. Fogarty 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Advisor**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012..

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Growth Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the

28

AB Variable Products Series Fund

Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

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CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

30

AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

31

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

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AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-GTH-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH & INCOME PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that the Adviser believes are undervalued.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2018.

All share classes of the Portfolio outperformed the benchmark for the annual period. Stock selection in the consumer discretionary, communication services and industrials sectors contributed to performance, relative to the benchmark. An underweight to utilities and an overweight to industrials detracted, as did stock selection in the materials sector.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the year as investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off. The US Federal Reserve raised rates four times during 2018 as expected, but softened its tone in December, and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in China toward the end of the period. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s Senior Investment Management Team (the “Team”) remains committed to using bottom-up research to build a Portfolio comprised of well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares.

1

GROWTH & INCOME PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH & INCOME PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Growth & Income Portfolio Class A2	-5.61%	6.84%	12.36%

Growth & Income Portfolio Class B2	-5.84%	6.57%	12.06%

Russell 1000 Value Index	-8.27%	5.95%	11.18%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2018, by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.60% and 0.85% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 TO 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth & Income Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH & INCOME PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A*
Actual	$1,000	$950.20	$2.85	0.58%	$2.90	0.59%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.28	$2.96	0.58%	$3.01	0.59%

Class B
Actual	$1,000	$949.10	$4.13	0.84%	$4.18	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.97	$4.28	0.84%	$4.33	0.85%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Verizon Communications, Inc.	$40,379,453	4.5%
Berkshire Hathaway, Inc.—Class B	36,662,969	4.0
Raytheon Co.	33,390,429	3.7
JPMorgan Chase & Co.	32,651,938	3.6
DR Horton, Inc.	30,990,892	3.4
Phillips 66	30,872,714	3.4
Walmart, Inc.	30,397,360	3.3
Cigna Corp.	25,323,933	2.8
Roche Holding AG (Sponsored ADR)	24,318,546	2.7
Walt Disney Co. (The)	24,129,579	2.7

	$309,117,813	34.1%

SECTOR BREAKDOWN2

December 31, 2018 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$175,567,706	19.4%
Health Care	137,949,722	15.2
Industrials	128,354,664	14.2
Communication Services	93,248,597	10.3
Information Technology	86,732,106	9.6
Energy	80,853,587	8.9
Consumer Discretionary	56,109,369	6.2
Consumer Staples	46,724,239	5.2
Real Estate	35,730,682	3.9
Short-Term Investments	64,547,475	7.1

Total Investments	$905,818,147	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–92.9%

FINANCIALS–19.4%
BANKS–5.4%
Citigroup, Inc.	314,300	$16,362,458
JPMorgan Chase & Co.	334,480	32,651,938

		49,014,396

CAPITAL MARKETS–2.5%
Goldman Sachs Group, Inc. (The)	96,640	16,143,712
Northern Trust Corp.	79,419	6,638,634

		22,782,346

CONSUMER FINANCE–1.6%
Capital One Financial Corp.	192,660	14,563,170

DIVERSIFIED FINANCIAL SERVICES– 4.1%
Berkshire Hathaway, Inc.–Class B(a)	179,562	36,662,969

INSURANCE–5.8%
Aflac, Inc.	128,150	5,838,514
Allstate Corp. (The)	219,660	18,150,506
Fidelity National Financial, Inc.	415,050	13,049,172
Reinsurance Group of America, Inc.–Class A	110,580	15,506,633

		52,544,825

		175,567,706

HEALTH CARE–15.2%
BIOTECHNOLOGY–3.4%
Biogen, Inc.(a)	50,935	15,327,360
Celgene Corp.(a)	112,650	7,219,739
Gilead Sciences, Inc.	127,530	7,977,001

		30,524,100

HEALTH CARE PROVIDERS & SERVICES–5.3%
Anthem, Inc.	53,010	13,922,016
Cigna Corp.(a)	133,340	25,323,933
CVS Health Corp.	91,610	6,002,287
Quest Diagnostics, Inc.	38,250	3,185,078

		48,433,314

PHARMACEUTICALS–6.5%
Eli Lilly & Co.	131,240	15,187,093
Pfizer, Inc.	446,430	19,486,669
Roche Holding AG (Sponsored ADR)	782,450	24,318,546

		58,992,308

		137,949,722

INDUSTRIALS–14.2%
AEROSPACE & DEFENSE–3.7%
Raytheon Co.	217,740	33,390,429

AIRLINES–1.9%
Delta Air Lines, Inc.	207,000	10,329,300
Southwest Airlines Co.	144,580	6,720,078

		17,049,378

CONSTRUCTION & ENGINEERING–0.8%
EMCOR Group, Inc.	114,980	$6,863,156

ELECTRICAL EQUIPMENT–0.9%
Acuity Brands, Inc.	72,210	8,300,540

MACHINERY–4.4%
Altra Industrial Motion Corp.	426,870	10,735,780
Crane Co.	148,780	10,738,940
PACCAR, Inc.	96,120	5,492,297
Parker-Hannifin Corp.	35,350	5,272,099
WABCO Holdings, Inc.(a)	69,143	7,421,810

		39,660,926

ROAD & RAIL–2.5%
Kansas City Southern	56,270	5,370,972
Knight-Swift Transportation Holdings, Inc.	202,750	5,082,943
Norfolk Southern Corp.	48,630	7,272,130
Saia, Inc.(a)	96,098	5,364,190

		23,090,235

		128,354,664

COMMUNICATION SERVICES–10.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.4%
Verizon Communications, Inc.	718,240	40,379,453

ENTERTAINMENT–2.7%
Walt Disney Co. (The)	220,060	24,129,579

MEDIA–3.2%
Comcast Corp.–Class A	670,770	22,839,718
Discovery, Inc.–Class A(a)	238,474	5,899,847

		28,739,565

		93,248,597

INFORMATION TECHNOLOGY–9.6%
COMMUNICATIONS EQUIPMENT–2.6%
Cisco Systems, Inc.	414,370	17,954,652
F5 Networks, Inc.(a)	32,900	5,330,787

		23,285,439

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.3%
Coherent, Inc.(a)	41,440	4,380,622
FLIR Systems, Inc.	187,210	8,151,124
Keysight Technologies, Inc.(a)	135,890	8,436,051

		20,967,797

IT SERVICES–2.6%
Akamai Technologies, Inc.(a)	127,210	7,769,987
Cognizant Technology Solutions Corp.–Class A	126,320	8,018,794

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Euronet Worldwide, Inc.(a)	70,690	$7,237,242

		23,026,023

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.0%
QUALCOMM, Inc.	65,570	3,731,589
Skyworks Solutions, Inc.	80,600	5,401,812

		9,133,401

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.1%
Apple, Inc.	27,825	4,389,115
HP, Inc.	289,850	5,930,331

		10,319,446

		86,732,106

ENERGY–8.9%
ENERGY EQUIPMENT & SERVICES–0.8%
Dril-Quip, Inc.(a)	136,665	4,104,050
National Oilwell Varco, Inc.	115,260	2,962,182

		7,066,232

OIL, GAS & CONSUMABLE FUELS–8.1%
Apache Corp.	176,858	4,642,523
ConocoPhillips	235,850	14,705,247
Exxon Mobil Corp.	171,560	11,698,676
Noble Energy, Inc.	632,633	11,868,195
Phillips 66	358,360	30,872,714

		73,787,355

		80,853,587

CONSUMER DISCRETIONARY–6.2%
AUTO COMPONENTS–0.3%
BorgWarner, Inc.	87,170	3,028,286

HOUSEHOLD DURABLES–4.2%
DR Horton, Inc.	894,140	30,990,892
Garmin Ltd.	107,190	6,787,271

		37,778,163

INTERNET & DIRECT MARKETING RETAIL–0.9%
Expedia Group, Inc.	71,240	8,025,186

SPECIALTY RETAIL–0.8%
Murphy USA, Inc.(a)	94,960	7,277,734

		56,109,369

CONSUMER STAPLES–5.2%
FOOD & STAPLES RETAILING–4.0%
Walgreens Boots Alliance, Inc.	87,490	5,978,192

Walmart, Inc.	326,327	$30,397,360

		36,375,552

TOBACCO–1.2%
Altria Group, Inc.	209,530	10,348,687

		46,724,239

REAL ESTATE–3.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–2.0%
Regency Centers Corp.	311,480	18,277,646

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.9%
CBRE Group, Inc.– Class A(a)	435,890	17,453,036

		35,730,682

Total Common Stocks (cost $831,777,841)		841,270,672

SHORT-TERM INVESTMENTS–7.1%
INVESTMENT COMPANIES–7.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(b)(c)(d) (cost $64,547,475)	64,547,475	64,547,475

TOTAL INVESTMENTS–100.0% (cost $896,325,316)		905,818,147
Other assets less liabilities–0.0%		274,303

NET ASSETS–100.0%		$906,092,450

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $831,777,841)	$841,270,672
Affiliated issuers (cost $64,547,475)	64,547,475
Cash	69
Unaffiliated dividends receivable	1,349,579
Affiliated dividends receivable	171,593
Receivable for capital stock sold	130,289

Total assets	907,469,677

LIABILITIES
Payable for capital stock redeemed	677,386
Advisory fee payable	401,046
Distribution fee payable	158,306
Administrative fee payable	17,636
Transfer Agent fee payable	206
Accrued expenses	122,647

Total liabilities	1,377,227

NET ASSETS	$906,092,450

COMPOSITION OF NET ASSETS
Capital stock, at par	$33,068
Additional paid-in capital	777,464,514
Distributable earnings	128,594,868

$906,092,450

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$133,188,219	4,795,136	$27.78

B	$772,904,231	28,272,382	$27.34

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $185,767)	$17,667,645
Affiliated issuers	1,331,950
Interest	130,179

19,129,774

EXPENSES
Advisory fee (see Note B)	5,643,320
Distribution fee—Class B	2,187,085
Transfer agency—Class A	1,268
Transfer agency—Class B	7,332
Custodian	161,709
Printing	83,327
Legal	70,965
Administrative	69,322
Audit and tax	45,186
Directors’ fees	24,782
Miscellaneous	19,194

Total expenses	8,313,490
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(91,810)

Net expenses	8,221,680

Net investment income	10,908,094

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	111,242,634
Net change in unrealized appreciation/depreciation of investments	(176,425,722)

Net loss on investment transactions	(65,183,088)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(54,274,994)

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018		Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,908,094		$8,001,538
Net realized gain on investment transactions	111,242,634		116,524,792
Net change in unrealized appreciation/depreciation of investments	(176,425,722)		57,076,365
Contributions from Affiliates (see Note B)	–0	–	73,379 ^

Net increase (decrease) in net assets from operations	(54,274,994)		181,676,074
Distributions to Shareholders*
Class A	(18,264,930)		(15,015,370)
Class B	(104,977,978)		(90,035,597)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	17,496,207		(53,100,913)

Total increase (decrease)	(160,021,695)		23,524,194
NET ASSETS
Beginning of period	1,066,114,145		1,042,589,951

End of period	$906,092,450		$1,066,114,145

^	Amount reclassified.

*	The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note J, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

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GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth & Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

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GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$841,270,672		$–0	–	$–0	–	$841,270,672
Short-Term Investments	64,547,475		–0	–	–0	–	64,547,475

Total Investments in Securities	905,818,147		–0	–	–0	–	905,818,147
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$905,818,147		$–0	–	$–0	–	$905,818,147

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the

12

AB Variable Products Series Fund

Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,322.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $73,379 in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

14

AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $78,681.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$333,484	$268,937	$64,547	$1,279
Government Money Market Portfolio*	20,366	162,484	182,850	0	53

Total				$64,547	$1,332

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $415,963, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$872,171,703		$921,401,619
U.S. government securities	–0	–	–0	–

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$900,335,715

Gross unrealized appreciation	$74,162,475
Gross unrealized depreciation	(68,680,043)

Net unrealized appreciation	$5,482,432

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2018.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned net securities lending income of $52,663 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended December 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $13,129. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

16

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	577,389	537,077	$18,280,433	$17,105,671
Shares issued in reinvestment of dividends and distributions	587,297	502,186	18,264,931	15,015,370
Shares redeemed	(1,146,686)	(1,257,989)	(36,663,199)	(40,491,419)

Net increase (decrease)	18,000	(218,726)	$(117,835)	$(8,370,378)

Class B
Shares sold	1,754,622	1,205,291	$54,964,533	$38,159,810
Shares issued in reinvestment of dividends and distributions	3,426,174	3,051,020	104,977,978	90,035,597
Shares redeemed	(4,484,525)	(5,445,755)	(142,328,469)	(172,925,942)

Net increase (decrease)	696,271	(1,189,444)	$17,614,042	$(44,730,535)

At December 31, 2018, certain shareholders of the Portfolio owned 61% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

17

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$37,164,764	$21,981,056
Net long-term capital gains	86,078,144	83,069,911

Total taxable distributions paid	$123,242,908	$105,050,967

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$32,356,686
Undistributed capital gains	90,755,752
Unrealized appreciation/(depreciation)	5,482,432	(a)

Total accumulated earnings/(deficit)	$128,594,870

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of AB Value Portfolio (the “Acquired Portfolio,” and together with the Portfolio, the “Portfolios”) by the Portfolio, each a series of the Fund. The Portfolios have the same investment objective and certain similarities in investment strategies, as both Portfolios seek long-term growth of capital and invest in the securities of U.S. companies, using a value approach to investing.

At the time of the acquisition, all of the Acquired Portfolio’s assets and liabilities will be transferred to the Portfolio, and shareholders of the Acquired Portfolio will receive shares of the same class of the Portfolio.

The Acquired Portfolio will distribute to its shareholders information about the acquisition. The acquisition does not require approval of either Portfolio’s shareholders. The acquisition is expected to be consummated on or about April 18, 2019.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

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GROWTH & INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of period	$33.35		$31.21		$30.12		$30.04		$27.80

Income From Investment Operations
Net investment income (a)	.41	(b)	.31	(b)	.43	(b)†	.37		.40
Net realized and unrealized gain (loss) on investment transactions	(1.84)		5.21		2.84		.14		2.23
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.43)		5.52		3.27		.51		2.63

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.49)		(.32)		(.43)		(.39)
Distributions from net realized gain on investment transactions	(3.80)		(2.89)		(1.86)		–0	–	–0	–

Total dividends and distributions	(4.14)		(3.38)		(2.18)		(.43)		(.39)

Net asset value, end of period	$27.78		$33.35		$31.21		$30.12		$30.04

Total Return
Total investment return based on net asset value (d)*	(5.61)%		18.93%		11.30	%†	1.70%		9.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$133,188		$159,324		$155,924		$150,801		$168,135
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.59	%(e)‡	.60%		.61%		.60%		.60%
Expenses, before waivers/reimbursements	.60	%(e)‡	.60%		.61%		.60%		.60%
Net investment income	1.28	%(b)	.97	%(b)	1.46	%(b)†	1.21%		1.39%
Portfolio turnover rate	96%		85%		101%		73%		51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		0%		0%		0%		0%

See footnote summary on page 21.

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GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of period	$32.88		$30.82		$29.78		$29.71		$27.49

Income From Investment Operations
Net investment income (a)	.33	(b)	.23	(b)	.36	(b)†	.29		.32
Net realized and unrealized gain (loss) on investment transactions	(1.81)		5.14		2.79		.14		2.22
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.48)		5.37		3.15		.43		2.54

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.42)		(.25)		(.36)		(.32)
Distributions from net realized gain on investment transactions	(3.80)		(2.89)		(1.86)		–0	–	–0	–

Total dividends and distributions	(4.06)		(3.31)		(2.11)		(.36)		(.32)

Net asset value, end of period	$27.34		$32.88		$30.82		$29.78		$29.71

Total Return
Total investment return based on net asset value (d)*	(5.84)%		18.59%		11.07	%†	1.43%		9.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$772,904		$906,790		$886,666		$646,424		$701,442
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84	%(e)‡	.85%		.86%		.85%		.85%
Expenses, before waivers/reimbursements	.85	%(e)‡	.85%		.86%		.85%		.85%
Net investment income	1.03	%(b)	.72	%(b)	1.21	%(b)†	.96%		1.14%
Portfolio turnover rate	96%		85%		101%		73%		51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		0%		0%		0%		0%

See footnote summary on page 21.

20

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2018, such waiver amounted to .01%.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .02%, .68%, .03%, .14% and .11%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Fund’s performance for the year ended December 31, 2017 by.01%.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Growth & Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Growth & Income Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

22

2018 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2018. For corporate shareholders, 39.24% of dividends paid qualify for the dividends received deduction.

23

GROWTH & INCOME PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Growth and Income Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
27,240,096	618,436	1,080,416

24

GROWTH & INCOME PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty, Vice President Vinay Thapar, Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Messrs. Caruso, Fogarty and Thapar are, members of the Adviser’s Relative Value Investment Team.

25

GROWTH & INCOME PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr. ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semiconductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

27

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	95	None

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Frank V. Caruso 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Vinay Thapar 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

29

GROWTH & INCOME PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Growth and Income Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement,

30

AB Variable Products Series Fund

including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

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GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

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AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

33

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2016. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2017 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

34

AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

35

VPS-GI-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2018.

During the annual period, all share classes of the Portfolio underperformed the benchmark. Sector allocation detracted from relative performance, primarily the result of exposures to high-yield corporates, inflation-linked securities and collateralized mortgage obligations. An allocation to credit risk-transfer securities (“CRTs”) was positive. CRTs are issued by Fannie Mae, Freddie Mac and other mortgage insurers that transfer the credit risk from homeowner defaults on residential mortgages to investors. Security decisions added to returns, helped most by selection within commercial mortgage-backed securities and investment-grade corporates. The Portfolio’s shorter-than-benchmark duration positioning was also positive, as US yields rose. Within country positioning, a short duration position in the eurozone versus the US detracted. Currency positioning contributed, led by long and short positions in the Mexican peso as well as short positions in the British pound and the Australian dollar. This was partly offset by long positions in the Brazilian real, Malaysian ringgit and the Argentine peso.

During the annual period, the Portfolio utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Variance swaps were used for hedging purposes and had an immaterial impact on returns. Interest rate swaptions, both written and purchased, were used for investment purposes to take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the annual period, amid concerns over tighter monetary policy, global trade tensions, geopolitical uncertainty and the health of the global economy. Developed-market treasuries rallied, while investment-grade securities posted neutral returns, and high-yield and emerging-market debt sectors sold off. Developed-market yield curves moved in different directions. The US Federal Reserve raised interest rates four times in 2018 and began to formally reduce its balance sheet, as widely anticipated, but at the very end of the period signaled a possible slowdown in its pace of rate hikes, leading markets to remove all 2019 hikes that had previously been priced in. Meanwhile, as announced earlier in the year, the European Central Bank ended its bond buying program in December.

Over the period, US yields rose dramatically, with 10- and 30-year Treasuries touching multiyear highs, on the back of higher inflation forecasts and a robust US labor market. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality. In emerging markets, slowing Chinese growth and US-China trade tensions dampened investor sentiment, though at the end of the period investors responded well to some signs of progress in trade negotiations.

1

INTERMEDIATE BOND PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the

(Disclosures, Risks and Note About Historical Performance continued on next page)

2

AB Variable Products Series Fund

payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Active Trading Risk: The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Contractholders.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERMEDIATE BOND PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Intermediate Bond Portfolio Class A	-0.72%	2.76%	5.08%

Intermediate Bond Portfolio Class B	-1.01%	2.49%	4.82%

Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	3.48%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.11% and 1.36% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 TO 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Intermediate Bond Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERMEDIATE BOND PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.20	$6.02	1.19%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.21	$6.06	1.19%

Class B
Actual	$1,000	$1,004.30	$7.27	1.44%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.95	$7.32	1.44%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
TOP TEN SECTORS (including derivatives)[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

Corporates—Investment Grade[2]	24.1%
Mortgage Pass-Throughs	19.4
Commercial Mortgage-Backed Securities[2]	14.7
Interest Rate Swaps[3]	13.5
Asset-Backed Securities	8.9
Interest Rate Futures	8.7
Collateralized Mortgage Obligations	8.5
Governments—Treasuries[4]	8.0
Inflation-Linked Securities	5.0
Agencies	3.6

SECTOR BREAKDOWN (excluding derivatives)5

December 31, 2018 (unaudited)

Corporates—Investment Grade	25.3%
Mortgage Pass-Throughs	19.0
Commercial Mortgage-Backed Securities	12.6
Asset-Backed Securities	8.7
Collateralized Mortgage Obligations	8.3
Governments—Treasuries	7.8
Inflation-Linked Securities	4.9
Agencies	3.5
Corporates—Non-Investment Grade	3.5
Local Governments—US Municipal Bonds	0.6
Preferred Stocks	0.2
Emerging Markets—Corporate Bonds	0.1
Quasi-Sovereigns	0.1
Emerging Markets—Treasuries	0.1
Short-Term Investments	5.3

1	All data are as of December 31, 2018. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Credit Default Swaps.

3	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

4	Includes Treasury Futures.

5	All data are as of December 31, 2018. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–25.8%
FINANCIAL INSTITUTIONS–12.6%
BANKING–11.3%
Banco Santander SA 3.25%, 4/04/26(a)	EUR	100	$117,344
3.50%, 4/11/22	U.S.$	200	195,952
Bank of America Corp. Series DD 6.30%, 3/10/26(b)		27	27,443
Series L 3.95%, 4/21/25		360	348,887
Series V 5.125%, 6/17/19(b)		90	87,856
Series Z 6.50%, 10/23/24(b)		41	42,064
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		200	197,750
BB&T Corp. 2.625%, 6/29/20		45	44,586
BNP Paribas SA 3.80%, 1/10/24(a)		200	194,930
Capital One Financial Corp. 3.30%, 10/30/24		135	127,512
Citigroup, Inc. 4.044%, 6/01/24		299	299,260
Commonwealth Bank of Australia 2.25%, 3/10/20(a)		52	51,517
Compass Bank 5.50%, 4/01/20		250	253,900
Cooperatieve Rabobank UA 4.375%, 8/04/25		250	245,545
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		265	260,270
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		118	113,687
3.75%, 5/22/25		53	50,671
3.85%, 7/08/24		100	97,426
Series D 6.00%, 6/15/20		195	201,802
HSBC Holdings PLC 4.25%, 8/18/25		203	197,328
ING Groep NV 4.10%, 10/02/23		200	200,014
JPMorgan Chase & Co. 3.22%, 3/01/25		140	135,288
3.54%, 5/01/28		105	99,972
Series Z 5.30%, 5/01/20(b)		22	21,752
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		250	246,630

Morgan Stanley 3.737%, 4/24/24	U.S.$	75	$74,348
5.00%, 11/24/25		60	61,024
Series G 4.35%, 9/08/26		186	180,413
MUFG Bank Ltd. 2.30%, 3/05/20(a)		200	197,904
PNC Bank NA 2.60%, 7/21/20		250	247,702
Santander Holdings USA, Inc. 4.40%, 7/13/27		140	132,157
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		200	198,866
US Bancorp Series J 5.30%, 4/15/27(b)		63	59,193
Wells Fargo & Co. 3.069%, 1/24/23		113	109,744

			5,120,737

FINANCE–0.3%
Synchrony Financial 4.50%, 7/23/25		147	133,427

INSURANCE–0.6%
American International Group, Inc. Series A-9 5.75%, 4/01/48		57	49,880
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		31	31,789
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		35	52,445
New York Life Global Funding 1.95%, 2/11/20(a)		129	127,517

			261,631

REITS–0.4%
American Tower Corp. 3.40%, 2/15/19		35	34,981
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		6	5,852
Welltower, Inc. 4.00%, 6/01/25		146	143,560

			184,393

			5,700,188

INDUSTRIAL–12.4%
BASIC–1.0%
DowDuPont, Inc. 4.205%, 11/15/23		65	66,459
4.493%, 11/15/25		65	66,873
Eastman Chemical Co. 3.80%, 3/15/25		50	48,190

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Glencore Funding LLC 4.125%, 5/30/23(a)	U.S.$	58	$57,425
Vale Overseas Ltd. 6.25%, 8/10/26		135	145,800
Yamana Gold, Inc. 4.95%, 7/15/24		81	79,019

			463,766

CAPITAL GOODS–0.5%
Embraer Netherlands Finance BV 5.40%, 2/01/27		85	87,762
General Electric Co. Series D 5.00%, 1/21/21(b)		40	30,718
United Technologies Corp. 3.95%, 8/16/25		90	89,379

			207,859

COMMUNICATIONS–MEDIA–1.1%
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.908%, 7/23/25		135	134,002
Comcast Corp. 4.15%, 10/15/28		95	96,427
Cox Communications, Inc. 2.95%, 6/30/23(a)		51	49,090
Time Warner Cable LLC 4.125%, 2/15/21		200	201,326

			480,845

COMMUNICATIONS– TELECOMMUNICATIONS–1.4%
AT&T, Inc. 3.40%, 5/15/25		310	292,029
4.125%, 2/17/26		147	143,748
Verizon Communications, Inc. 4.862%, 8/21/46		75	73,796
Vodafone Group PLC 3.75%, 1/16/24		40	39,338
4.125%, 5/30/25		88	86,943

			635,854

CONSUMER CYCLICAL– AUTOMOTIVE–0.3%
General Motors Financial Co., Inc. 3.10%, 1/15/19		110	109,980
4.00%, 1/15/25		23	21,488
4.30%, 7/13/25		30	28,348

			159,816

CONSUMER NON-CYCLICAL–2.3%
AmerisourceBergen Corp. 4.30%, 12/15/47		50	42,604

Becton Dickinson and Co. 3.734%, 12/15/24	U.S.$	40	$38,677
Biogen, Inc. 4.05%, 9/15/25		144	143,538
Cigna Corp. 3.75%, 7/15/23(a)		37	36,909
4.125%, 11/15/25(a)		45	44,904
4.375%, 10/15/28(a)		58	58,274
CVS Health Corp. 4.10%, 3/25/25		60	59,387
4.30%, 3/25/28		60	58,720
Mylan, Inc. 3.125%, 1/15/23(a)		150	140,837
Reynolds American, Inc. 6.875%, 5/01/20		50	52,011
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(a)		200	202,278
Tyson Foods, Inc. 2.65%, 8/15/19		39	38,798
3.95%, 8/15/24		48	47,685
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		51	50,396
Zoetis, Inc. 3.45%, 11/13/20		45	45,129

			1,060,147

ENERGY–4.2%
Cenovus Energy, Inc. 3.00%, 8/15/22		12	11,375
4.25%, 4/15/27		176	160,264
5.70%, 10/15/19		14	14,047
Encana Corp. 3.90%, 11/15/21		45	44,988
Energy Transfer Operating LP 4.75%, 1/15/26		175	169,787
Enterprise Products Operating LLC 3.70%, 2/15/26		161	157,292
5.20%, 9/01/20		55	56,618
Hess Corp. 4.30%, 4/01/27		109	99,920
Kinder Morgan Energy Partners LP 6.50%, 9/01/39		50	53,617
Kinder Morgan, Inc./DE 3.15%, 1/15/23		150	145,470
4.30%, 3/01/28		91	89,146
Marathon Oil Corp. 6.80%, 3/15/32		100	109,885
Noble Energy, Inc. 3.85%, 1/15/28		30	27,257
3.90%, 11/15/24		107	103,222
4.15%, 12/15/21		40	40,102
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		137	129,912

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Sabine Pass Liquefaction LLC 5.00%, 3/15/27	U.S.$	80	$80,525
5.625%, 3/01/25		161	167,751
TransCanada PipeLines Ltd. 9.875%, 1/01/21		108	120,505
Western Gas Partners LP 4.50%, 3/01/28		30	28,119
4.75%, 8/15/28		20	19,116
Williams Cos., Inc. (The) 4.125%, 11/15/20		97	97,727

			1,926,645

SERVICES–0.6%
Expedia Group, Inc. 3.80%, 2/15/28		94	85,324
S&P Global, Inc. 4.40%, 2/15/26		127	130,868
Total System Services, Inc. 4.00%, 6/01/23		43	42,931

			259,123

TECHNOLOGY–1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		28	26,477
3.875%, 1/15/27		62	55,592
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)		53	54,007
6.02%, 6/15/26(a)		78	78,370
KLA-Tencor Corp. 4.65%, 11/01/24		134	137,227
Lam Research Corp. 2.80%, 6/15/21		39	38,458
Seagate HDD Cayman 4.75%, 1/01/25		75	66,752

			456,883

			5,650,938

UTILITY–0.8%
ELECTRIC–0.8%
Enel Chile SA 4.875%, 6/12/28		68	67,453
Exelon Generation Co. LLC 2.95%, 1/15/20		81	80,391
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		200	201,500

			349,344

Total Corporates–Investment Grade (cost $11,882,598)			11,700,470

MORTGAGE PASS-THROUGHS–19.4%
AGENCY FIXED RATE 15-YEAR–2.4%
Federal National Mortgage Association Series 2016 2.50%, 7/01/31–1/01/32		1,119	1,095,210

AGENCY FIXED RATE 30-YEAR–17.0%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35	U.S.$	72	$77,459
Series 2007 5.50%, 7/01/35		21	22,402
Series 2016 4.00%, 2/01/46		222	228,333
Series 2017 4.00%, 7/01/44		176	181,271
Series 2018 4.00%, 11/01/48–12/01/48		220	224,204
4.50%, 10/01/48–11/01/48		442	459,878
5.00%, 11/01/48		120	126,412
Federal National Mortgage Association
Series 2003 5.50%, 4/01/33–7/01/33		67	72,152
Series 2004 5.50%, 4/01/34–11/01/34		60	64,624
Series 2005 5.50%, 2/01/35		71	75,952
Series 2010 4.00%, 12/01/40		105	108,305
Series 2013 4.00%, 10/01/43		413	424,720
Series 2017 3.50%, 9/01/47		345	345,059
Series 2018 3.50%, 2/01/48–5/01/48		3,585	3,587,291
4.00%, 8/01/48–12/01/48		487	497,917
4.50%, 9/01/48		395	411,249
Series 2019 4.00%, 1/01/49, TBA		320	326,175
5.00% FNCL, 1/01/49, TBA		185	193,730
Government National Mortgage Association
Series 1994 9.00%, 9/15/24		1	1,073
Series 2016 3.00%, 4/20/46		257	253,895

			7,682,101

Total Mortgage Pass-Throughs (cost $8,782,671)			8,777,311

COMMERCIAL MORTGAGE-BACKED SECURITIES–12.8%
NON-AGENCY FIXED RATE CMBS–9.6%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		155	153,579

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58	U.S.$	115	$112,285
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		260	262,841
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class A5 3.137%, 2/10/48		144	141,231
Series 2015-GC35, Class A4 3.818%, 11/10/48		55	55,858
Series 2016-C1, Class A4 3.209%, 5/10/49		192	188,515
Series 2016-GC36, Class A5 3.616%, 2/10/49		65	65,133
Commercial Mortgage Trust
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		62	59,905
Series 2014-UBS3, Class A4 3.819%, 6/10/47		130	132,649
Series 2014-UBS5, Class A4 3.838%, 9/10/47		130	132,746
Series 2015-CR24, Class A5 3.696%, 8/10/48		65	65,732
Series 2015-DC1, Class A5 3.35%, 2/10/48		80	79,358
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4 3.504%, 6/15/57		100	99,947
Series 2015-C3, Class A4 3.718%, 8/15/48		117	117,559
Series 2015-C4, Class A4 3.808%, 11/15/48		215	217,846
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		223	222,092
GS Mortgage Securities Trust
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		136	135,149
Series 2018-GS9, Class A4 3.992%, 3/10/51		75	76,305
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AM 5.372%, 5/15/47(c)		22	21,887

Series 2012-C6, Class D 5.14%, 5/15/45(c)	U.S.$	110	$108,627
Series 2012-C6, Class E 5.14%, 5/15/45(a)(c)		132	119,775
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5 3.775%, 8/15/47		100	101,545
Series 2014-C22, Class XA 0.878%, 9/15/47(d)		2,801	107,932
Series 2015-C30, Class A5 3.822%, 7/15/48		65	66,208
Series 2015-C31, Class A3 3.801%, 8/15/48		195	198,571
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(c)		26	17,869
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)		159	155,238
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/49		100	100,002
UBS Commercial Mortgage Trust
Series 2018-C10, Class A4 4.313%, 5/15/51		125	130,528
Series 2018-C8, Class A4 3.983%, 2/15/51		100	101,933
Series 2018-C9, Class A4 4.117%, 3/15/51		125	128,704
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		112	110,812
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class XA 1.977%, 7/15/48(d)		973	107,355
Series 2016-LC25, Class C 4.42%, 12/15/59(c)		85	84,088
Series 2016-NXS6, Class C 4.312%, 11/15/49(c)		100	99,759
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.21%, 3/15/45(a)(d)		1,305	52,453
Series 2014-C19, Class A5 4.101%, 3/15/47		130	134,400
Series 2014-C20, Class A2 3.036%, 5/15/47		94	93,667

			4,360,083

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FLOATING RATE CMBS–3.2%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.455% (LIBOR 1 Month + 1.00%), 5/15/35(a)(e)	U.S.$	100	$99,716
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 3.405% (LIBOR 1 Month + 0.95%), 6/15/35(a)(e)		100	99,618
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.455% (LIBOR 1 Month + 1.00%), 11/15/33(a)(c)(e)		185	183,828
BHMS Series 2018-ATLS, Class A 3.705% (LIBOR 1 Month + 1.25%), 7/15/35(a)(e)		100	98,835
BX Trust
Series 2017-IMC, Class A 3.505% (LIBOR 1 Month + 1.05%), 10/15/32(a)(e)		135	133,573
Series 2018-EXCL, Class A 3.543% (LIBOR 1 Month + 1.09%), 9/15/37(a)(e)		95	94,080
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 7.055% (LIBOR 1 Month + 4.60%), 11/15/33(a)(c)(e)		100	99,884
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.41% (LIBOR 1 Month + 1.03%), 11/19/35(a)(c)(e)		100	98,935
Great Wolf Trust Series 2017-WOLF, Class A 3.455% (LIBOR 1 Month + 0.85%), 9/15/34(a)(e)		93	91,264
RETL Series 2018-RVP, Class A 3.555% (LIBOR 1 Month + 1.10%), 3/15/33(a)(e)		70	70,299
Starwood Retail Property Trust Series 2014-STAR, Class A 3.675% (LIBOR 1 Month + 1.22%), 11/15/27(a)(e)		178	177,620
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 3.805% (LIBOR 1 Month + 1.35%), 6/15/29(a)(e)		211	210,587

			1,458,239

Total Commercial Mortgage-Backed Securities (cost $5,941,545)			5,818,322

ASSET-BACKED SECURITIES–8.9%
AUTOS–FIXED RATE–4.5%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20	U.S.$	19	$18,969
Avis Budget Rental Car Funding AESOP LLC
Series 2013-2A, Class A 2.97%, 2/20/20(a)		96	95,967
Series 2016-1A, Class A 2.99%, 6/20/22(a)		100	99,390
Series 2018-2A, Class A 4.00%, 3/20/25(a)		105	107,727
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(a)		45	44,501
Exeter Automobile Receivables Trust
Series 2016-3A, Class D 6.40%, 7/17/23(a)		100	103,152
Series 2017-1A, Class D 6.20%, 11/15/23(a)		100	103,362
Series 2017-2A, Class A 2.11%, 6/15/21(a)		11	11,359
Series 2017-3A, Class A 2.05%, 12/15/21(a)		45	44,246
Series 2017-3A, Class C 3.68%, 7/17/23(a)		60	60,331
Flagship Credit Auto Trust
Series 2016-4, Class D 3.89%, 11/15/22(a)		125	125,376
Series 2017-3, Class A 1.88%, 10/15/21(a)		39	39,013
Series 2018-3, Class B 3.59%, 12/16/24(a)		75	75,241
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		257	255,226
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		198	195,844
Series 2016-1, Class A1 1.76%, 2/15/21		131	130,722
Series 2017-1, Class A1 2.07%, 5/15/22		115	113,452
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		115	114,427
Series 2017-1A, Class A 2.96%, 10/25/21(a)		125	123,757
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		125	126,034

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Westlake Automobile Receivables Trust Series 2018-3A, Class A1 2.53%, 9/16/19(a)	U.S.$	53	$53,331

			2,041,427

OTHER ABS–FIXED RATE–2.7%
CLUB Credit Trust Series 2017-P1, Class B 3.56%, 9/15/23(a)(c)		100	99,694
Series 2017-P2, Class A 2.61%, 1/15/24(a)(c)		44	44,227
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		86	85,274
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(a)(c)		73	72,704
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(a)(c)		9	8,781
Series 2017-2A, Class A 2.39%, 7/15/24(a)(c)		17	17,042
Series 2017-3A, Class A 2.36%, 12/15/24(a)(c)		32	31,716
Series 2017-3A, Class B 3.01%, 12/15/24(a)(c)		100	99,271
Series 2018-3A, Class A 3.20%, 9/15/28(a)(c)		94	93,713
Series 2018-4A, Class A 3.71%, 12/15/28(a)(c)		59	58,670
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/20(a)(c)		147	145,534
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)(c)		32	32,016
Series 2016-3, Class A 3.05%, 12/26/25(a)(c)		38	37,801
Series 2017-1, Class A 3.28%, 1/26/26(a)(c)		37	36,976
Series 2017-2, Class A 3.28%, 2/25/26(a)(c)		45	44,516
Series 2017-3, Class A 2.77%, 5/25/26(a)(c)		52	51,897
Series 2017-4, Class B 3.59%, 5/26/26(a)(c)		130	128,903
Series 2017-5, Class A2 2.78%, 9/25/26(a)(c)		110	108,858
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(a)(c)		56	55,197

			1,252,790

CREDIT CARDS–FIXED RATE–1.5%
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	U.S.$	232	$231,913
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22		130	129,742
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		110	109,252
Series 2018-A, Class A 3.07%, 12/16/24		130	129,613
Series 2018-B, Class M 3.81%, 7/15/25		70	70,780

			671,300

HOME EQUITY LOANS–FIXED RATE–0.1%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(c)		50	50,608

HOME EQUITY LOANS–FLOATING RATE– 0.1%
ABFC Trust Series 2003-WF1, Class A2 3.631% (LIBOR 1 Month + 1.13%), 12/25/32(c)(e)		23	23,281

Total Asset-Backed Securities (cost $4,045,288)			4,039,406

COLLATERALIZED MORTGAGE OBLIGATIONS–8.5%
RISK SHARE FLOATING RATE–5.9%
Bellemeade Re Ltd. Series 2017-1, Class M1 4.206% (LIBOR 1 Month + 1.70%), 10/25/27(a)(e)		104	103,939
Series 2018-2A, Class M1B 3.856% (LIBOR 1 Month + 1.35%), 8/25/28(a)(e)		150	150,756
Series 2018-3A, Class M1B 4.356% (LIBOR 1 Month + 1.85%), 10/25/27(a)(e)		150	149,761
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.906% (LIBOR 1 Month + 2.40%), 4/25/31(a)(e)		53	52,976

12

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Eagle RE Ltd. Series 2018-1, Class M1 4.01% (LIBOR 1 Month + 1.70%), 11/25/28(a)(e)	U.S.$	150	$149,792
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN4, Class M3 7.056% (LIBOR 1 Month + 4.55%), 10/25/24(e)		185	202,101
Series 2015-HQA1, Class M2 5.156% (LIBOR 1 Month + 2.65%), 3/25/28(e)		73	74,324
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.506% (LIBOR 1 Month + 3.00%), 7/25/24(e)		44	46,016
Series 2014-C04, Class 2M2 7.506% (LIBOR 1 Month + 5.00%), 11/25/24(e)		41	45,617
Series 2015-C01, Class 1M2 6.806% (LIBOR 1 Month + 4.30%), 2/25/25(e)		60	64,582
Series 2015-C01, Class 2M2 7.056% (LIBOR 1 Month + 4.55%), 2/25/25(e)		46	49,195
Series 2015-C02, Class 1M2 6.506% (LIBOR 1 Month + 4.00%), 5/25/25(e)		74	79,661
Series 2015-C02, Class 2M2 6.506% (LIBOR 1 Month + 4.00%), 5/25/25(e)		79	84,288
Series 2015-C03, Class 1M2 7.506% (LIBOR 1 Month + 5.00%), 7/25/25(e)		93	102,459
Series 2015-C03, Class 2M2 7.506% (LIBOR 1 Month + 5.00%), 7/25/25(e)		72	78,850
Series 2015-C04, Class 1M2 8.206% (LIBOR 1 Month + 5.70%), 4/25/28(e)		116	130,586
Series 2015-C04, Class 2M2 8.056% (LIBOR 1 Month + 5.55%), 4/25/28(e)		101	112,963

Series 2016-C01, Class 1M2 9.256% (LIBOR 1 Month + 6.75%), 8/25/28(e)	U.S.$	160	$187,574
Series 2016-C01, Class 2M2 9.456% (LIBOR 1 Month + 6.95%), 8/25/28(e)		85	98,983
Series 2016-C02, Class 1M2 8.506% (LIBOR 1 Month + 6.00%), 9/25/28(e)		130	149,221
Series 2016-C03, Class 2M2 8.406% (LIBOR 1 Month + 5.90%), 10/25/28(e)		170	192,753
Series 2016-C05, Class 2M2 6.956% (LIBOR 1 Month + 4.45%), 1/25/29(e)		105	114,610
Series 2017-C04, Class 2M2 5.356% (LIBOR 1 Month + 2.85%), 11/25/29(e)		45	46,037
Home Re Ltd. Series 2018-1, Class M1 4.106% (LIBOR 1 Month + 1.60%), 10/25/28(a)(e)		150	149,433
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.756% (LIBOR 1 Month + 5.25%), 11/25/25(e)(f)		43	48,538
Series 2015-WF1, Class 2M2 8.006% (LIBOR 1 Month + 5.50%), 11/25/25(e)(f)		20	23,382

			2,688,397

AGENCY FLOATING RATE–1.2%
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 4.034% (6.54%–LIBOR 1 Month), 12/25/41(e)(g)		161	30,033
Series 2012-70, Class SA 4.044% (6.55%–LIBOR 1 Month), 7/25/42(e)(g)		296	57,140
Series 2015-90, Class SL 3.644% (6.15%–LIBOR 1 Month), 12/25/45(e)(g)		319	51,248
Series 2016-77, Class DS 3.494% (6.00%–LIBOR 1 Month), 10/25/46(e)(g)		319	50,510
Series 2017-16, Class SG 3.544% (6.05%–LIBOR 1 Month), 3/25/47(e)(g)		321	51,024

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2017-26, Class TS 3.444% (5.95%–LIBOR 1 Month), 4/25/47(e)(g)	U.S.$	304	$52,459
Series 2017-62, Class AS 3.644% (6.15%–LIBOR 1 Month), 8/25/47(e)(g)		322	52,482
Series 2017-81, Class SA 3.694% (6.20%–LIBOR 1 Month), 10/25/47(e)(g)		314	53,651
Series 2017-97, Class LS 3.694% (6.20%–LIBOR 1 Month), 12/25/47(e)(g)		319	57,141
Government National Mortgage Association Series 2017-134, Class SE 3.73% (6.20%–LIBOR 1 Month), 9/20/47(e)(g)		271	44,213
Series 2017-65, Class ST 3.68% (6.15%–LIBOR 1 Month), 4/20/47(e)(g)		303	49,444

			549,345

NON-AGENCY FIXED RATE–1.0%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		17	16,123
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		35	29,595
Series 2006-24CB, Class A16 5.75%, 8/01/36		67	55,121
Series 2006-28CB, Class A14 6.25%, 10/25/36		49	39,087
Series 2006-J1, Class 1A13 5.50%, 2/25/36		38	33,466
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		24	19,057
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.897%, 5/25/35		39	39,197
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		35	28,415
Series 2006-13, Class 1A19 6.25%, 9/25/36		19	14,736
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		55	43,396

JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.061%, 7/25/36	U.S.$	118	$114,018
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		15	14,866

			447,077

NON-AGENCY FLOATING RATE–0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.696% (LIBOR 1 Month + 0.19%), 12/25/36(e)		134	75,025
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.756% (LIBOR 1 Month + 0.25%), 3/25/35(e)		43	37,379

			112,404

AGENCY FIXED RATE–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.855%, 5/28/35(c)		50	46,889

Total Collateralized Mortgage Obligations (cost $3,732,187)			3,844,112

GOVERNMENTS–TREASURIES–8.0%
UNITED STATES–8.0%
U.S. Treasury Bonds 2.50%, 2/15/45–5/15/46		363	327,486
2.75%, 11/15/47		122	115,462
3.00%, 11/15/45		1,653	1,648,210
3.125%, 5/15/48		297	302,615
3.50%, 2/15/39		30	32,803
4.50%, 2/15/36		99	121,987
5.375%, 2/15/31		120	152,475
6.25%, 5/15/30		179	239,603
U.S. Treasury Notes 1.625%, 10/31/23		517	496,158
2.25%, 2/15/27		67	64,772
2.875%, 8/15/28		108	109,671

Total Governments–Treasuries (cost $3,850,637)			3,611,242

14

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–5.0%
JAPAN–1.2%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	60,515	$570,350

UNITED STATES–3.8%
U.S. Treasury Inflation Index 0.125%, 4/15/21–7/15/26 (TIPS)	U.S.$	633	610,848
0.375%, 7/15/25 (TIPS)		757	730,234
0.625%, 7/15/21 (TIPS)		370	366,255

			1,707,337

Total Inflation-Linked Securities (cost $2,317,164)			2,277,687

AGENCIES–3.6%
AGENCY DEBENTURES–3.6%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $1,580,315)		1,677	1,612,318

CORPORATES–NON-INVESTMENT GRADE–3.5%
INDUSTRIAL–2.0%
COMMUNICATIONS–MEDIA–0.1%
CSC Holdings LLC 6.75%, 11/15/21		30	30,875

COMMUNICATIONS– TELECOMMUNICATIONS–0.5%
Sprint Capital Corp. 6.90%, 5/01/19		210	211,485

CONSUMER CYCLICAL–OTHER–0.1%
KB Home 4.75%, 5/15/19		63	62,867

CONSUMER NON-CYCLICAL–0.5%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		85	82,256
HCA, Inc. 5.375%, 9/01/26		63	61,288
Spectrum Brands, Inc. 5.75%, 7/15/25		69	65,547

			209,091

ENERGY–0.5%
Antero Resources Corp. 5.125%, 12/01/22		16	15,039
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		68	37,974

Nabors Industries, Inc. 5.50%, 1/15/23	U.S.$	113	$89,528
PDC Energy, Inc. 5.75%, 5/15/26		46	40,770
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		69	67,410

			250,721

TECHNOLOGY–0.2%
Western Digital Corp. 4.75%, 2/15/26		98	85,013

TRANSPORTATION–SERVICES–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		52	45,083

			895,135

FINANCIAL INSTITUTIONS–1.4%
BANKING–1.1%
American Express Co. Series C 4.90%, 3/15/20(b)		15	14,409
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		29	29,921
CIT Group, Inc. 5.25%, 3/07/25		56	54,910
Citigroup, Inc.
5.95%, 1/30/23(b)		55	49,985
Series O 5.875%, 3/27/20(b)		46	44,716
Series Q 5.95%, 8/15/20(b)		90	86,985
Goldman Sachs Group, Inc. (The)
Series L 5.70%, 5/10/19(b)		23	22,508
Series M 5.375%, 5/10/20(b)		45	43,412
Series P 5.00%, 11/10/22(b)		74	62,337
Morgan Stanley Series J 5.55%, 7/15/20(b)		20	19,512
Standard Chartered PLC 4.03% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(e)		100	78,109
SunTrust Banks, Inc. 5.625%, 12/15/19(b)		23	22,753

			529,557

FINANCE–0.2%
Navient Corp. 6.625%, 7/26/21		95	91,759

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

INSURANCE–0.1%
Voya Financial, Inc. 5.65%, 5/15/53	U.S.$	31	$29,108

			650,424

UTILITY–0.1%
ELECTRIC–0.1%
AES Corp./VA 4.00%, 3/15/21		49	48,168

Total Corporates–Non-Investment Grade (cost $1,739,540)			1,593,727

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.6%
UNITED STATES–0.6%
State of California Series 2010 7.625%, 3/01/40 (cost $203,018)		200	284,758

	Shares
PREFERRED STOCKS–0.2%
FINANCIAL INSTITUTIONS–0.2%
REITS–0.2%
Sovereign Real Estate Investment Trust 12.00%(a) (cost $87,659)		93	103,462

	Principal Amount (000)
EMERGING MARKETS–CORPORATE BONDS–0.1%
UTILITY–0.1%
ELECTRIC–0.1%
Genneia SA 8.75%, 1/20/22(a)	U.S.$	35	31,544
Terraform Global Operating LLC 6.125%, 3/01/26(a)		21	19,424

Total Emerging Markets–Corporate Bonds (cost $58,485)			50,968

QUASI-SOVEREIGNS–0.1%
QUASI-SOVEREIGN BONDS–0.1%
MEXICO–0.1%
Petroleos Mexicanos 6.50%, 1/23/29 (cost $32,985)		33	30,781

EMERGING MARKETS–TREASURIES–0.1%
ARGENTINA–0.1%
Argentina POM Politica Monetaria Series POM 65.51% (ARLLMONP), 6/21/20(e) (cost $56,098)	ARS	900	$25,425

SHORT-TERM INVESTMENTS–5.4%
GOVERNMENTS–TREASURIES–3.1%
JAPAN–3.1%
Japan Treasury Discount Bill
Series 792 Zero Coupon, 2/04/19	JPY	101,000	921,611
Series 802 Zero Coupon, 3/25/19		55,000	501,947

Total Governments–Treasuries (cost $1,377,674)			1,423,558

	Shares
INVESTMENT COMPANIES–2.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(h)(i)(j) (cost $938,303)		938,303	938,303

	Principal Amount (000)
ASSET-BACKED SECURITIES–0.2%
Drive Auto Receivables Trust 2018-5 Series 2018-5, Class A1 2.685%, 11/15/19 (cost $83,951)	U.S.$	84	83,929

Total Short-Term Investments (cost $2,399,928)			2,445,790

TOTAL INVESTMENTS–102.0% (cost $46,710,118)			46,215,779
Other assets less liabilities–(2.0)%			(895,175)

NET ASSETS–100.0%			$45,320,604

16

AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	5	March 2019	USD	500	$641,413	$650,391	$8,978
U.S. T-Note 2 Yr (CBT) Futures	25	March 2019	USD	5,000	5,273,874	5,307,813	33,939
U.S. T-Note 5 Yr (CBT) Futures	2	March 2019	USD	200	229,456	229,375	(81)
U.S. Ultra Bond (CBT) Futures	5	March 2019	USD	500	765,280	803,281	38,001

Sold Contracts
10 Yr Mini Japan Government Bond Futures	5	March 2019	JPY	50,000	691,782	696,273	(4,491)
Euro-BOBL Futures	9	March 2019	EUR	900	1,362,997	1,366,513	(3,516)
Long Gilt Futures	4	March 2019	GBP	400	623,096	627,970	(4,874)
U.S. T-Note 10 Yr (CBT) Futures	3	March 2019	USD	300	360,840	366,047	(5,207)

							$62,749

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	224,619	USD	1,983	1/15/19	$(67,272)
Deutsche Bank AG	INR	18,274	USD	250	3/18/19	(10,272)
Deutsche Bank AG	USD	263	INR	18,782	3/18/19	4,658
HSBC Bank USA	USD	93	KRW	103,758	2/20/19	600
HSBC Bank USA	USD	157	TWD	4,826	3/14/19	1,448
Morgan Stanley & Co., Inc.	BRL	265	USD	68	1/03/19	17
Morgan Stanley & Co., Inc.	BRL	265	USD	67	1/03/19	(960)
Morgan Stanley & Co., Inc.	USD	68	BRL	265	1/03/19	362
Morgan Stanley & Co., Inc.	USD	68	BRL	265	1/03/19	(17)
Morgan Stanley & Co., Inc.	USD	67	BRL	265	2/04/19	958
Royal Bank of Scotland PLC	USD	213	TWD	6,476	3/14/19	424
Standard Chartered Bank	USD	91	KRW	101,106	2/20/19	213
Standard Chartered Bank	TWD	6,469	USD	212	3/14/19	(689)
Standard Chartered Bank	CNY	1,143	USD	165	3/20/19	(953)
State Street Bank & Trust Co.	EUR	212	USD	245	1/09/19	2,299
State Street Bank & Trust Co.	EUR	104	USD	118	1/09/19	(1,221)
State Street Bank & Trust Co.	USD	115	EUR	101	1/09/19	513
State Street Bank & Trust Co.	CAD	160	USD	121	1/17/19	3,466
State Street Bank & Trust Co.	CHF	179	USD	182	1/17/19	(2,044)
State Street Bank & Trust Co.	PLN	455	USD	123	1/18/19	1,526
State Street Bank & Trust Co.	USD	121	PLN	456	1/18/19	1,104
State Street Bank & Trust Co.	SEK	79	USD	9	1/23/19	(151)
State Street Bank & Trust Co.	USD	98	NOK	856	1/23/19	1,629
State Street Bank & Trust Co.	MXN	1,317	USD	65	1/25/19	(1,603)
State Street Bank & Trust Co.	USD	65	MXN	1,307	1/25/19	1,785
State Street Bank & Trust Co.	USD	32	JPY	3,570	2/15/19	1,036
State Street Bank & Trust Co.	USD	7	AUD	10	2/20/19	(229)
State Street Bank & Trust Co.	GBP	113	USD	143	2/28/19	(1,224)

						$(64,597)

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	(1.00)%	Quarterly	0.88%	USD	760	$(4,524)	$(13,316)	$8,792

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
NOK	44,100	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/ Annual	$29,789	$–0	–	$29,789
USD	360	8/22/22	3 Month LIBOR	2.886%	Quarterly/ Semi-Annual	6,584	–0	–	6,584
USD	1,200	9/10/23	3 Month LIBOR	2.896%	Quarterly/ Semi-Annual	25,538	–0	–	25,538
NOK	4,780	8/31/28	2.186%	6 Month NIBOR	Annual/ Semi-Annual	(7,160)	–0	–	(7,160)

						$54,751	$–0	–	54,751

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.44%	USD	98	$(2,258)	$(561)	$(1,697)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.44	USD	112	(2,581)	(665)	(1,916)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.57	USD	3	10	37	(27)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	5.35	USD	55	6,649	4,505	2,144
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	5.35	USD	107	12,937	8,253	4,684
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	5.35	USD	107	12,937	7,972	4,965
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	5.35	USD	131	15,838	9,430	6,408

18

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50	) %	Monthly	0.57%	USD	330	$1,194	$4,090	$(2,896)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	4	14	36	(22)
CDX-CMBX.NA.BBB- Series 7, 1/17/47*	(3.00)		Monthly	5.17	USD	350	29,610	22,076	7,534
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	42	152	561	(409)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	408	1,475	4,277	(2,802)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	122	441	1,268	(827)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	46	167	610	(443)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	27	98	254	(156)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	50	181	645	(464)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.57	USD	99	358	1,277	(919)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	22	(3,537)	(2,854)	(683)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	37	(5,949)	(4,331)	(1,618)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	54	(8,683)	(6,321)	(2,362)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	73	(11,739)	(8,357)	(3,382)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	107	(17,206)	(12,249)	(4,957)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	107	(17,205)	(12,008)	(5,197)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	73	(11,739)	(8,193)	(3,546)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	132	(21,226)	(14,468)	(6,758)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	78	(12,543)	(8,593)	(3,950)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	8.38	USD	29	(4,664)	(3,191)	(1,473)

19

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	8.38%	USD	44	$(7,075)	$(5,708)	$(1,367)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	62	(9,969)	(8,043)	(1,926)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	44	(7,075)	(5,896)	(1,179)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	5	(804)	(658)	(146)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	52	(8,357)	(7,924)	(433)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	32	(5,146)	(4,340)	(806)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	60	(9,648)	(8,330)	(1,318)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	31	(4,982)	(4,866)	(116)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	5	(803)	(823)	20
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	318	(51,164)	(13,302)	(37,862)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	350	(56,280)	(20,711)	(35,569)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	56	(9,000)	(8,495)	(505)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	94	(15,115)	(6,218)	(8,897)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	28	(4,502)	(1,979)	(2,523)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.37	USD	135	(5,841)	(2,700)	(3,141)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	132	(21,226)	(9,460)	(11,766)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	8	(1,287)	(470)	(817)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	85	(13,668)	(7,149)	(6,519)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	8	(1,287)	(959)	(328)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	51	(8,201)	(6,571)	(1,630)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	28	(4,503)	(3,275)	(1,228)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	27	(4,342)	(3,157)	(1,185)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	84	(13,507)	(9,253)	(4,254)

20

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	8.38%	USD	14	$(2,251)	$(1,836)	$(415)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	4	(643)	(621)	(22)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	246	(39,557)	(12,302)	(27,255)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	49	(7,879)	(4,329)	(3,550)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	4	(644)	(367)	(277)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	8	(1,287)	(747)	(540)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	8	(1,286)	(808)	(478)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	16	(2,573)	(1,766)	(807)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	41	(6,593)	(5,706)	(887)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	92	(14,794)	(12,472)	(2,322)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	57	(9,166)	(6,210)	(2,956)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	34	(5,464)	(5,344)	(120)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	28	(4,500)	(4,679)	179
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	39	(6,268)	(6,612)	344
JP Morgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	9	(1,446)	(1,174)	(272)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	8.38	USD	35	(5,628)	(2,524)	(3,104)

						$(411,030)	$(224,284)	$(186,746)

*	Termination date

21

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	57	$1,427	$–0–	$1,427
AUD/JPY 3/03/20*	12.75	Maturity	AUD	35	(655)	–0–	(655)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	20	(449)	–0–	(449)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	15	(289)	–0–	(289)

					$34	$–0–	$34

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate market value of these securities amounted to $8,423,971 or 18.6% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	IO—Interest Only.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2018.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.16% of net assets as of December 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.756%, 11/25/25	9/28/15	$43,142	$48,538	0.11%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 8.006%, 11/25/25	9/28/15	20,115	23,382	0.05%

(g)	Inverse interest only security.

(h)	Affiliated investments.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(j)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

22

AB Variable Products Series Fund

MXN—Mexican Peso

NOK—Norwegian Krone

PLN—Polish Zloty

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARLLMONP—Argentina Blended Policy Rate

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

23

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $45,771,815)	$45,277,476
Affiliated issuers (cost $938,303)	938,303
Cash	24,377
Cash collateral due from broker	112,758
Foreign currencies, at value (cost $58,455)	63,381
Interest receivable	248,388
Market value on credit default swaps (net premiums paid $65,291)	82,061
Unrealized appreciation on forward currency exchange contracts	22,038
Receivable for variation margin on futures	4,112
Receivable for variation margin on centrally cleared swaps	1,908
Unrealized appreciation on variance swaps	1,427
Affiliated dividends receivable	836
Receivable for capital stock sold	617

Total assets	46,777,682

LIABILITIES
Payable for investment securities purchased	517,574
Market value on credit default swaps (net premiums received $289,575)	493,091
Payable for capital stock redeemed	225,804
Unrealized depreciation on forward currency exchange contracts	86,635
Administrative fee payable	17,822
Advisory fee payable	16,042
Distribution fee payable	2,389
Unrealized depreciation on variance swaps	1,393
Transfer Agent fee payable	206
Accrued expenses and other liabilities	96,122

Total liabilities	1,457,078

NET ASSETS	$45,320,604

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,452
Additional paid-in capital	45,167,590
Distributable earnings	148,562

$45,320,604

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$33,266,491	3,258,569	$10.21

B	$12,054,113	1,193,309	$10.10

See notes to financial statements.

24

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,623,975
Dividends
Unaffiliated issuers	11,161
Affiliated issuers	4,019
Other income	120

1,639,275

EXPENSES
Advisory fee (see Note B)	219,816
Distribution fee—Class B	33,669
Transfer agency—Class A	3,030
Transfer agency—Class B	1,154
Custodian	104,233
Audit and tax	81,007
Administrative	69,904
Legal	33,626
Directors’ fees	24,784
Printing	20,604
Miscellaneous	7,618

Total expenses	599,445
Less: expenses waived and reimbursed by the Adviser (see Note B)	(230)

Net expenses	599,215

Net investment income	1,040,060

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	(425,422)
Forward currency exchange contracts	(17,736)
Futures	(259,994)
Swaps	149,246
Swaptions written	5,479
Foreign currency transactions	84,220
Net change in unrealized appreciation/depreciation of:
Investments	(1,101,894)
Forward currency exchange contracts	356
Futures	40,648
Swaps	21,619
Foreign currency denominated assets and liabilities	(28,095)

Net loss on investment and foreign currency transactions	(1,531,573)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(491,513)

(a)	Net of foreign capital gains taxes of $2,860.

See notes to financial statements.

25

INTERMEDIATE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,040,060	$1,136,647
Net realized gain (loss) on investment and foreign currency transactions	(464,207)	328,561
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,067,366)	444,907
Contributions from Affiliates (see Note B)	–0	–	286

Net increase (decrease) in net assets from operations	(491,513)	1,910,401
Distributions to Shareholders*
Class A	(921,149)	(1,675,499)
Class B	(318,391)	(627,848)
CAPITAL STOCK TRANSACTIONS
Net decrease	(5,906,625)	(4,860,694)

Total decrease	(7,637,678)	(5,253,640)
NET ASSETS
Beginning of period	52,958,282	58,211,922

End of period	$45,320,604	$52,958,282

*	The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note I, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

26

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss

28

AB Variable Products Series Fund

expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grade	$–0	–	$11,700,470		$–0	–	$11,700,470
Mortgage Pass-Throughs	–0	–	8,777,311		–0	–	8,777,311
Commercial Mortgage-Backed Securities	–0	–	4,983,670		834,652		5,818,322
Asset-Backed Securities	–0	–	2,798,001		1,241,405		4,039,406
Collateralized Mortgage Obligations	–0	–	3,797,223		46,889		3,844,112
Governments—Treasuries	–0	–	3,611,242		–0	–	3,611,242
Inflation-Linked Securities	–0	–	2,277,687		–0	–	2,277,687
Agencies	–0	–	1,612,318		–0	–	1,612,318
Corporates—Non-Investment Grade	–0	–	1,593,727		–0	–	1,593,727
Local Governments—US Municipal Bonds	–0	–	284,758		–0	–	284,758
Preferred Stocks	–0	–	103,462		–0	–	103,462
Emerging Markets—Corporate Bonds	–0	–	50,968		–0	–	50,968
Quasi-Sovereigns	–0	–	30,781		–0	–	30,781
Emerging Markets—Treasuries	–0	–	25,425		–0	–	25,425
Short-Term Investments:
Governments—Treasuries	–0	–	1,423,558		–0	–	1,423,558
Investment Companies	938,303		–0	–	–0	–	938,303
Asset-Backed Securities	–0	–	83,929		–0	–	83,929

Total Investments in Securities	938,303		43,154,530		2,122,946		46,215,779
Other Financial Instruments(a):
Assets:
Futures	80,918		–0	–	–0	–	80,918	(b)
Forward Currency Exchange Contracts	–0	–	22,038		–0	–	22,038
Centrally Cleared Interest Rate Swaps	–0	–	61,911		–0	–	61,911	(b)
Credit Default Swaps	–0	–	82,061		–0	–	82,061
Variance Swaps	–0	–	1,427		–0	–	1,427
Liabilities:
Futures	(18,169)		–0	–	–0	–	(18,169	)(b)
Forward Currency Exchange Contracts	–0	–	(86,635)		–0	–	(86,635)
Centrally Cleared Credit Default Swaps	–0	–	(4,524)		–0	–	(4,524	)(b)
Centrally Cleared Interest Rate Swaps	–0	–	(7,160)		–0	–	(7,160	)(b)
Credit Default Swaps	–0	–	(493,091)		–0	–	(493,091)
Variance Swaps	–0	–	(1,393)		–0	–	(1,393)

Total(c)	$1,001,052		$42,729,164		$2,122,946		$45,853,162

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 12/31/17	$774,281		$1,409,964		$46,791
Accrued discounts/(premiums)	(61)		66		–0	–
Realized gain (loss)	(17,853)		117		–0	–
Change in unrealized appreciation/depreciation	(1,792)		(7,762)		98
Purchases/Payups	98,935		414,968		–0	–
Sales/Paydowns	(18,858)		(575,948)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/18	$834,652		$1,241,405		$46,889

Net change in unrealized appreciation/depreciation from investments held as of 12/31/18(a)	$(2,426)		$(7,710)		$98

	Total
Balance as of 12/31/17	$2,231,036
Accrued discounts/(premiums)	5
Realized gain (loss)	(17,736)
Change in unrealized appreciation/depreciation	(9,456)
Purchases/Payups	513,903
Sales/Paydowns	(594,806)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 12/31/18	$2,122,946

Net change in unrealized appreciation/depreciation from investments held as of 12/31/18(a)	$(10,038)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of December 31, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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AB Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Portfolio’s average daily net assets. Effective January 30, 2018, the investment advisory agreement was amended to implement the final advisory fee breakpoint for assets in excess of $8 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,904.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $286 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market

32

AB Variable Products Series Fund

Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $230.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$12,143	$11,205	$938	$4

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $23,237, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$14,995,032	$13,673,673
U.S. government securities	60,451,079	64,247,503

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$46,716,080

Gross unrealized appreciation	$837,307
Gross unrealized depreciation	(1,333,065)

Net unrealized depreciation	$(495,758)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2018, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2018, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

34

AB Variable Products Series Fund

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2018, the Portfolio held purchased swaptions for non-hedging purposes.

During the year ended December 31, 2018, the Portfolio held written swaptions for non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

(“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2018, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of December 31, 2018, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

36

AB Variable Products Series Fund

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2018, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended December 31, 2018, the Portfolio held variance swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended December 31, 2018, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$80,918	*	Receivable/Payable for variation margin on futures	$18,169	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	8,792	*

37

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$61,911	*	Receivable/Payable for variation margin on centrally cleared swaps	$7,160	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	22,038		Unrealized depreciation on forward currency exchange contracts	86,635

Credit contracts	Market value on credit default swaps	82,061		Market value on credit default swaps	493,091

Equity contracts	Unrealized appreciation on variance swaps	1,427		Unrealized depreciation on variance swaps	1,393

Total		$257,147			$606,448

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(239,616)	$40,648

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(20,378)	–0–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(17,736)	356

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(8,559)	–0–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	5,479	–0–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	116,609	48,155

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	32,637	(26,570)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	–0–	34

Total		$(131,564)	$62,623

38

AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2018:

Futures:
Average original value of buy contracts	$8,563,896
Average original value of sale contracts	$5,661,055
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,908,080
Average principal amount of sale contracts	$6,851,757
Purchased Swaptions:
Average notional amount	$2,650,000	(a)
Swaptions Written:
Average notional amount	$6,375,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,853,266
Credit Default Swaps:
Average notional amount of buy contracts	$1,814,077
Average notional amount of sale contracts	$2,712,878
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$760,000	(b)
Average notional amount of sale contracts	$260,000	(a)
Variance Swaps:
Average notional amount	$108,659

(a)	Positions were open for one month during the year.

(b)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
Citigroup Global Markets, Inc.	$48,371	$(48,371)		$–0	–	$–0	–	$–0	–
Credit Suisse International	30,818	(30,818)		–0	–	–0	–	–0	–
Deutsche Bank AG	8,153	(8,153)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	265	(265)		–0	–	–0	–	–0	–
HSBC Bank USA	2,048	–0	–	–0	–	–0	–	2,048
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,876	(1,876)		–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	424	–0	–	–0	–	–0	–	424
Standard Chartered Bank	213	(213)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	13,358	(6,472)		–0	–	–0	–	6,886

Total	$105,526	$(96,168)		$–0	–	$–0	–	$9,358	^

39

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Citibank, NA	$72,111	$–0	–	$–0	–	$–0	–	$72,111
Citigroup Global Markets, Inc.	168,350	(48,371)		–0	–	–0	–	119,979
Credit Suisse International	136,061	(30,818)		–0	–	–0	–	105,243
Deutsche Bank AG	84,789	(8,153)		–0	–	–0	–	76,636
Goldman Sachs Bank USA/Goldman Sachs International	103,643	(265)		–0	–	–0	–	103,378
JP Morgan Securities, LLC	1,446	–0	–	–0	–	–0	–	1,446
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	6,605	(1,876)		–0	–	–0	–	4,729
Standard Chartered Bank	1,642	(213)		–0	–	–0	–	1,429
State Street Bank & Trust Co.	6,472	(6,472)		–0	–	–0	–	–0	–

Total	$581,119	$(96,168)		$–0	–	$–0	–	$484,951	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2018, the Portfolio earned drop income of $55,185 which is included in interest income in the accompanying statement of operations.

40

AB Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	157,318	71,422	$1,619,528	$762,494
Shares issued in reinvestment of dividends and distributions	90,575	159,268	921,149	1,675,499
Shares redeemed	(603,884)	(576,733)	(6,197,517)	(6,173,251)

Net decrease	(355,991)	(346,043)	$(3,656,840)	$(3,735,258)

Class B
Shares sold	83,073	106,949	$850,206	$1,130,081
Shares issued in reinvestment of dividends and distributions	31,618	60,254	318,391	627,848
Shares redeemed	(336,571)	(272,822)	(3,418,382)	(2,883,365)

Net decrease	(221,880)	(105,619)	$(2,249,785)	$(1,125,436)

At December 31, 2018, certain shareholders of the Portfolio owned 81% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Security Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

41

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Contractholders.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$794,650	$1,775,674
Net long-term capital gains	444,890	527,673

Total taxable distributions paid	$1,239,540	$2,303,347

42

AB Variable Products Series Fund

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,285,374
Accumulated capital and other losses	(642,524	)(a)
Unrealized appreciation/(depreciation)	(494,288	)(b)

Total accumulated earnings/(deficit)	$148,562

(a)	As of December 31, 2018, the Portfolio had a net capital loss carryforward of $581,603. As of December 31, 2018, the cumulative deferred loss on straddles was $60,921.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio had a net short-term capital loss carryforward of $406,073 and a net long-term capital loss carryforward of $175,530, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

43

INTERMEDIATE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.56	$10.65	$10.63	$11.37	$11.22

Income From Investment Operations
Net investment income (a)	.23	(b)	.23	.28	†	.27	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	.14	.23	(.27)	.44
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.08)	.37	.51	–0	–	.72

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.36)	(.35)	(.40)	(.41)
Distributions from net realized gain on investment transactions	(.14)	(.10)	(.14)	(.34)	(.16)

Total dividends and distributions	(.27)	(.46)	(.49)	(.74)	(.57)

Net asset value, end of period	$10.21	$10.56	$10.65	$10.63	$11.37

Total Return
Total investment return based on net asset value (d)*	(.72)%	3.52%	4.71	%†	.01%	6.48%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,267	$38,172	$42,183	$47,554	$56,437
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	1.11%	1.06%	.96%	.88%
Expenses, before waivers/reimbursements	1.16%	1.11%	1.06%	.96%	.88%
Net investment income	2.20	%(b)	2.11%	2.60	%†	2.44%	2.46%
Portfolio turnover rate **	155%	216%	156%	230%	262%

See footnote summary on page 45.

44

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.45	$10.54	$10.53	$11.26	$11.11

Income From Investment Operations
Net investment income (a)	.20	(b)	.20	.25	†	.24	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	.14	.22	(.26)	.43
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.11)	.34	.47	(.02)	.68

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.33)	(.32)	(.37)	(.37)
Distributions from net realized gain on investment transactions	(.14)	(.10)	(.14)	(.34)	(.16)

Total dividends and distributions	(.24)	(.43)	(.46)	(.71)	(.53)

Net asset value, end of period	$10.10	$10.45	$10.54	$10.53	$11.26

Total Return
Total investment return based on net asset value (d)*	(1.01)%	3.28%	4.36	%†	(.18)%	6.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,054	$14,786	$16,029	$17,681	$19,891
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.41%	1.36%	1.32%	1.21%	1.13%
Expenses, before waivers/reimbursements	1.41%	1.36%	1.32%	1.21%	1.13%
Net investment income	1.95	%(b)	1.87%	2.36	%†	2.19%	2.21%
Portfolio turnover rate **	155%	216%	156%	230%	262%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.03	.28%	.29%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016 and December 31, 2015 by .03%, .03% and .03%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Intermediate Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

46

INTERMEDIATE BOND PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Intermediate Bond Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
4,054,514	58,167	186,572

*	Mr. Foulk retired on December 31, 2018.

47

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Messrs. Canter, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

48

INTERMEDIATE BOND PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

49

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

50

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

51

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Michael Canter 49	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2014. He is also the Director of US Multi-Sector and Securitized Assets.

Shawn E. Keegan 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Douglas J. Peebles 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Fixed Income.

Greg J. Wilensky 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Director of US Multi-Sector Fixed Income, US Inflation-Linked Fixed Income and Stable Value Investments.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

52

INTERMEDIATE BOND PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Intermediate Bond Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement,

53

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

54

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

55

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

56

AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

57

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

58

VPS-IB-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed- and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index ex-US (net), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US (net) for the one-, five- and 10-year periods ended December 31, 2018.

All share classes underperformed the benchmark and the MSCI ACWI ex-US (net) for the annual period. Versus the benchmark, security selection detracted, particularly in the consumer discretionary, utilities and technology sectors. An underweight to energy also detracted. Security selection in financials and cash holdings (held for transactional purposes) in a declining equity market also contributed. Security selection was positive, as holdings in Ireland and India contributed, while holdings in France and the US detracted.

Derivatives in the form of currency forwards were utilized for hedging purposes, which detracted for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the period. Investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off. The US Federal Reserve raised rates four times during 2018 as expected, but softened its tone in December, and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions

1

AB Variable Products Series Fund

dampened investor sentiment in China toward the end of the period.

The Portfolio’s exposures remain focused on secular growth themes, particularly those promoting social and environmental sustainability. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify companies with strong competitive advantages and high returns on invested capital that the Team believes are more likely to sustain higher-than-average growth over the long term. The Team believes organic sales and earnings growth, not multiple expansion, will be a key driver of returns going forward. The Portfolio is positioned particularly well in this regard.

2

INTERNATIONAL GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index ex-US and the MSCI ACWI ex-US are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index ex-US (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US. The MSCI ACWI ex-US (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

International Growth Portfolio Class A	-17.41%	0.14%	5.77%

International Growth Portfolio Class B	-17.60%	-0.11%	5.51%

Primary Benchmark: MSCI World Index ex-US (net)	-14.09%	0.34%	6.24%

MSCI ACWI ex-US (net)	-14.20%	0.68%	6.57%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.24% and 1.49% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Fund’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios, net of contractual fee waivers and/or expense reimbursements as 1.19% and 1.44% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2020 and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 TO 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Growth Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

INTERNATIONAL GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$865.50	$6.25	1.33%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.50	$6.77	1.33%

Class B
Actual	$1,000	$864.60	$7.43	1.58%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.24	$8.03	1.58%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
HDFC Bank Ltd.	$1,530,061	3.1%
Siemens AG	1,511,531	3.0
Partners Group Holding AG	1,483,756	3.0
Swedbank AB—Class A	1,454,590	2.9
Credicorp Ltd.	1,406,053	2.8
AIA Group Ltd.	1,395,544	2.8
Kingspan Group PLC	1,389,119	2.8
Koninklijke DSM NV	1,354,799	2.7
Schneider Electric SE	1,330,713	2.7
Housing Development Finance Corp., Ltd.	1,326,832	2.7

	$14,182,998	28.5%

SECTOR BREAKDOWN2

December 31, 2018 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$12,789,819	25.8%
Information Technology	6,565,598	13.2
Industrials	6,523,153	13.2
Health Care	5,925,941	12.0
Consumer Staples	5,369,001	10.8
Consumer Discretionary	3,854,632	7.8
Materials	2,330,939	4.7
Communication Services	1,898,776	3.8
Utilities	1,722,035	3.5
Short-Term Investments	2,554,402	5.2

Total Investments	$49,534,296	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
Germany	$5,290,836	10.7%
India	5,084,270	10.3
France	5,083,134	10.3
United Kingdom	4,525,145	9.1
China	4,357,195	8.8
Switzerland	3,945,754	8.0
Netherlands	2,918,739	5.9
Ireland	2,675,423	5.4
United States	2,602,231	5.2
Sweden	2,592,079	5.2
Denmark	1,964,447	4.0
Japan	1,663,288	3.4
Peru	1,406,053	2.8
Other	2,871,300	5.7
Short-Term Investments	2,554,402	5.2

Total Investments	$49,534,296	100.0%

1	All data are as of December 31, 2018. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.8% or less in the following countries: Belgium, Hong Kong and Taiwan.

8

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.5%
FINANCIALS–25.7%
BANKS–11.1%
Credicorp Ltd.	6,343	$1,406,053
HDFC Bank Ltd.	50,347	1,530,061
Svenska Handelsbanken AB–Class A	102,240	1,137,489
Swedbank AB–Class A	65,079	1,454,590

		5,528,193

CAPITAL MARKETS–5.3%
London Stock Exchange Group PLC	22,260	1,154,861
Partners Group Holding AG(a)	2,439	1,483,756

		2,638,617

CONSUMER FINANCE–2.1%
Bharat Financial Inclusion Ltd.(b)	71,270	1,033,399

INSURANCE–4.5%
AIA Group Ltd.	168,000	1,395,544
Prudential PLC	48,567	867,234

		2,262,778

THRIFTS & MORTGAGE FINANCE–2.7%
Housing Development Finance Corp., Ltd.	47,174	1,326,832

		12,789,819

INFORMATION TECHNOLOGY–13.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.0%
Halma PLC	57,248	997,284
Keyence Corp.	1,000	505,446

		1,502,730

IT SERVICES–1.6%
Wirecard AG	5,190	782,404

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.3%
ASML Holding NV	5,261	824,185
Infineon Technologies AG	54,502	1,091,221
Taiwan Semiconductor Manufacturing Co., Ltd.	169,000	1,227,148

		3,142,554

SOFTWARE–2.3%
Dassault Systemes SE	9,580	1,137,910

		6,565,598

INDUSTRIALS–13.1%
BUILDING PRODUCTS–2.8%
Kingspan Group PLC	32,405	1,389,119

COMMERCIAL SERVICES & SUPPLIES–2.1%
China Everbright International Ltd.	1,177,148	1,054,875

ELECTRICAL EQUIPMENT–5.2%
Schneider Electric SE	19,618	$1,330,713
Vestas Wind Systems A/S	16,340	1,236,915

		2,567,628

INDUSTRIAL CONGLOMERATES–3.0%
Siemens AG	13,544	1,511,531

		6,523,153

HEALTH CARE–11.9%
HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Koninklijke Philips NV	21,100	739,755

HEALTH CARE PROVIDERS & SERVICES–2.4%
Apollo Hospitals Enterprise Ltd.	66,462	1,193,978

LIFE SCIENCES TOOLS & SERVICES–6.4%
Gerresheimer AG	12,670	832,558
ICON PLC(b)	4,770	616,332
QIAGEN NV(b)	22,210	758,932
Tecan Group AG	4,940	961,502

		3,169,324

PHARMACEUTICALS–1.6%
Roche Holding AG	2,050	508,931
Vectura Group PLC(b)	351,400	313,953

		822,884

		5,925,941

CONSUMER STAPLES–10.8%
FOOD PRODUCTS–6.1%
Danone SA	10,520	741,477
Kerry Group PLC–Class A	12,990	1,286,304
Nestle SA	12,217	991,565

		3,019,346

HOUSEHOLD PRODUCTS–2.3%
Unicharm Corp.	35,800	1,157,842

PERSONAL PRODUCTS–2.4%
Unilever PLC	22,700	1,191,813

		5,369,001

CONSUMER DISCRETIONARY–7.8%
AUTO COMPONENTS–2.5%
Aptiv PLC	19,928	1,226,967

INTERNET & DIRECT MARKETING RETAIL–1.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	5,960	816,937

TEXTILES, APPAREL & LUXURY GOODS–3.6%
EssilorLuxottica SA	7,022	890,094
Shenzhou International Group Holdings Ltd.	81,000	920,634

		1,810,728

		3,854,632

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–4.7%
CHEMICALS–4.7%
Chr Hansen Holding A/S	8,196	$727,532
Koninklijke DSM NV	16,700	1,354,799
Umicore SA	6,230	248,608

		2,330,939

COMMUNICATION SERVICES–3.8%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.1%
Deutsche Telekom AG	63,137	1,073,122

INTERACTIVE MEDIA & SERVICES–1.7%
Tencent Holdings Ltd.	20,600	825,654

		1,898,776

UTILITIES–3.5%
MULTI-UTILITIES–2.0%
Suez	74,406	982,940

WATER UTILITIES–1.5%
Beijing Enterprises Water Group Ltd.(b)	1,448,000	739,095

		1,722,035

Total Common Stocks (cost $42,043,482)		46,979,894

SHORT-TERM INVESTMENTS–5.1%
INVESTMENT COMPANIES–5.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $2,554,402)	2,554,402	$2,554,402

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.6% (cost $44,597,884)		49,534,296

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.1%
INVESTMENT COMPANIES–3.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $1,517,411)	1,517,411	1,517,411

TOTAL INVESTMENTS–102.7% (cost $46,115,295)		51,051,707
Other assets less liabilities–(2.7)%		(1,360,428)

NET ASSETS–100.0%		$49,691,279

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	474	USD	611	2/14/19	$6,010
Bank of America, NA	USD	140	KRW	155,766	2/20/19	339
Barclays Bank PLC	CNY	6,218	USD	893	1/24/19	(12,223)
Barclays Bank PLC	USD	3,389	CAD	4,473	2/14/19	(109,235)
BNP Paribas SA	USD	125	CNY	860	1/24/19	444
BNP Paribas SA	INR	8,425	USD	119	3/18/19	(813)
Citibank, NA	SEK	14,587	USD	1,624	2/14/19	(27,220)
Citibank, NA	USD	2,630	GBP	2,007	2/14/19	(66,685)
Citibank, NA	USD	5,605	JPY	632,286	2/14/19	181,006
Citibank, NA	USD	1,737	KRW	1,949,949	2/20/19	16,710
Deutsche Bank AG	INR	288,225	USD	4,039	3/18/19	(71,475)
Goldman Sachs Bank USA	CNY	915	USD	132	1/24/19	(1,552)
Goldman Sachs Bank USA	USD	778	INR	57,059	3/18/19	36,111
JPMorgan Chase Bank, NA	USD	1,982	AUD	2,733	2/14/19	(55,764)
JPMorgan Chase Bank, NA	USD	519	ZAR	7,335	2/14/19	(11,667)
Morgan Stanley & Co., Inc.	BRL	3,437	USD	887	1/03/19	217

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	BRL	3,437	USD	874	1/03/19	$(12,464)
Morgan Stanley & Co., Inc.	USD	882	BRL	3,437	1/03/19	4,700
Morgan Stanley & Co., Inc.	USD	887	BRL	3,437	1/03/19	(217)
Morgan Stanley & Co., Inc.	USD	501	RUB	33,356	1/24/19	(22,992)
Morgan Stanley & Co., Inc.	USD	873	BRL	3,437	2/04/19	12,430
Morgan Stanley & Co., Inc.	USD	523	AUD	727	2/14/19	(10,550)
Morgan Stanley & Co., Inc.	KRW	517,965	USD	460	2/20/19	(5,412)
Morgan Stanley & Co., Inc.	USD	125	TWD	3,801	3/14/19	(43)
Natwest Markets PLC	CNY	908	USD	131	1/24/19	(1,706)
Natwest Markets PLC	USD	175	CNY	1,222	1/24/19	3,075
Standard Chartered Bank	USD	391	CNY	2,725	1/24/19	5,845
Standard Chartered Bank	KRW	143,709	USD	128	2/20/19	(1,619)
State Street Bank & Trust Co.	AUD	196	USD	142	2/14/19	3,923
State Street Bank & Trust Co.	CAD	281	USD	208	2/14/19	2,016
State Street Bank & Trust Co.	CHF	432	USD	442	2/14/19	594
State Street Bank & Trust Co.	CHF	1,853	USD	1,868	2/14/19	(23,775)
State Street Bank & Trust Co.	EUR	1,418	USD	1,647	2/14/19	16,489
State Street Bank & Trust Co.	EUR	6,260	USD	7,160	2/14/19	(37,815)
State Street Bank & Trust Co.	GBP	374	USD	484	2/14/19	6,144
State Street Bank & Trust Co.	GBP	475	USD	603	2/14/19	(3,670)
State Street Bank & Trust Co.	JPY	127,518	USD	1,139	2/14/19	(27,858)
State Street Bank & Trust Co.	USD	1,388	CHF	1,373	2/14/19	13,824
State Street Bank & Trust Co.	USD	970	EUR	851	2/14/19	8,483
State Street Bank & Trust Co.	USD	294	EUR	256	2/14/19	(5)
State Street Bank & Trust Co.	USD	160	GBP	125	2/14/19	(247)
State Street Bank & Trust Co.	USD	1,799	JPY	199,748	2/14/19	29,400
State Street Bank & Trust Co.	USD	334	MXN	6,848	2/14/19	12,446
State Street Bank & Trust Co.	USD	291	NOK	2,440	2/14/19	(8,456)
State Street Bank & Trust Co.	USD	69	NZD	102	2/14/19	(394)
State Street Bank & Trust Co.	USD	306	ZAR	4,410	2/14/19	(797)
State Street Bank & Trust Co.	ZAR	1,763	USD	124	2/14/19	1,859

						$(152,589)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar
ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $42,043,482)	$46,979,894	(a)
Affiliated issuers (cost $4,071,813—including investment of cash collateral for securities loaned of $1,517,411)	4,071,813
Foreign currencies, at value (cost $39,565)	39,902
Unrealized appreciation on forward currency exchange contracts	362,065
Receivable for investment securities sold	302,259
Unaffiliated dividends receivable	120,221
Receivable for capital stock sold	8,371
Affiliated dividends receivable	2,918

Total assets	51,887,443

LIABILITIES
Payable for collateral received on securities loaned	1,517,411
Unrealized depreciation on forward currency exchange contracts	514,654
Payable for capital stock redeemed	42,695
Advisory fee payable	27,865
Administrative fee payable	17,822
Distribution fee payable	5,663
Payable for investment securities purchased and foreign currency transactions	2,784
Transfer Agent fee payable	206
Accrued expenses	67,064

Total liabilities	2,196,164

NET ASSETS	$49,691,279

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,639
Additional paid-in capital	43,309,315
Distributable earnings	6,379,325

	$49,691,279

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$21,521,675	1,133,547	$18.99

B	$28,169,604	1,505,713	$18.71

(a)	Includes securities on loan with a value of $1,453,948 (see Note E).

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $118,164)	$1,151,041
Affiliated issuers	29,216
Interest	2,399
Securities lending income	7,612

1,190,268

EXPENSES
Advisory fee (see Note B)	462,040
Distribution fee—Class B	87,157
Transfer agency—Class A	1,861
Transfer agency—Class B	2,423
Custodian	94,640
Audit and tax	69,976
Administrative	69,930
Legal	34,310
Directors’ fees	24,784
Printing	24,562
Miscellaneous	8,623

Total expenses	880,306
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(10,519)

Net expenses	869,787

Net investment income	320,481

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,290,381
Forward currency exchange contracts	(197,879)
Foreign currency transactions	277,700
Net change in unrealized appreciation/depreciation of:
Investments(a)	(12,286,899)
Forward currency exchange contracts	(210,263)
Foreign currency denominated assets and liabilities	(3,942)

Net loss on investment and foreign currency transactions	(11,130,902)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(10,810,421)

(a)	Net of decrease in accrued foreign capital gains taxes of $434.

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$320,481	$99,708
Net realized gain on investment and foreign currency transactions	1,370,202	11,762,934
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,501,104)	7,503,715

Net increase (decrease) in net assets from operations	(10,810,421)	19,366,357
Distributions to Shareholders
Class A	(178,413)	(329,359)
Class B	(140,185)	(356,101)
CAPITAL STOCK TRANSACTIONS
Net decrease	(10,504,589)	(6,244,113)

Total increase (decrease)	(21,633,608)	12,436,784
NET ASSETS
Beginning of period	71,324,887	58,888,103

End of period	$49,691,279	$71,324,887

See notes to financial statements.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$2,936,114		$9,853,705		$–0	–	$12,789,819
Information Technology	–0	–	6,565,598		–0	–	6,565,598
Industrials	–0	–	6,523,153		–0	–	6,523,153
Health Care	616,332		5,309,609		–0	–	5,925,941
Consumer Staples	–0	–	5,369,001		–0	–	5,369,001
Consumer Discretionary	2,043,904		1,810,728		–0	–	3,854,632
Materials	–0	–	2,330,939		–0	–	2,330,939
Communication Services	–0	–	1,898,776		–0	–	1,898,776
Utilities	982,940		739,095		–0	–	1,722,035
Short-Term Investments	2,554,402		–0	–	–0	–	2,554,402
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,517,411		–0	–	–0	–	1,517,411

Total Investments in Securities	10,651,103		40,400,604	(a)	–0	–	51,051,707

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$362,065	$–0	–	$362,065
Liabilities:
Forward Currency Exchange Contracts	–0	–	(514,654)	–0	–	(514,654)

Total(c)(d)(e)	$10,651,103		$40,248,015	$–0	–	$50,899,118

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	An amount of $3,096,672 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	An amount of $1,356,045 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(e)	An amount of $2,148,726 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

18

AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to 0.05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2018, such reimbursements/waivers amounted to $8,693. This fee waiver and/or expense reimbursement agreement extends through May 1, 2020 and then may be extended by the Adviser for additional one-year terms.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,930.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $1,101.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$12,216	$9,661	$2,555	$18
Government Money Market Portfolio*	1,757	16,776	17,016	1,517	11

Total				$4,072	$29

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $30,710, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$19,559,095		$28,361,292
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$46,142,915

Gross unrealized appreciation	$9,094,992
Gross unrealized depreciation	(4,183,459)

Net unrealized appreciation	$4,911,533

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2018, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single

21

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended December 31, 2018, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$362,065	Unrealized depreciation on forward currency exchange contracts	$514,654

Total		$362,065		$514,654

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(197,879)	$(210,263)

Total		$(197,879)	$(210,263)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$27,345,888
Average principal amount of sale contracts	$22,597,950

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Bank of America, NA	$6,349	$–0	–	$–0	–	$–0	–	$6,349
BNP Paribas SA	444	(444)	–0	–	–0	–	–0	–
Citibank, NA	197,716	(93,905)	–0	–	–0	–	103,811
Goldman Sachs Bank USA	36,111	(1,552)	–0	–	–0	–	34,559
Morgan Stanley & Co., Inc.	17,347	(17,347)	–0	–	–0	–	–0	–
Natwest Markets PLC	3,075	(1,706)	–0	–	–0	–	1,369
Standard Chartered Bank	5,845	(1,619)	–0	–	–0	–	4,226
State Street Bank & Trust Co.	95,178	(95,178)	–0	–	–0	–	–0	–

Total	$362,065	$(211,751)	$–0	–	$–0	–	$150,314	^

22

AB Variable Products Series Fund

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Barclays Bank PLC	$121,458	$–0	–	$–0	–	$–0	–	$121,458
BNP Paribas SA	813	(444)		–0	–	–0	–	369
Citibank, NA	93,905	(93,905)		–0	–	–0	–	–0	–
Deutsche Bank AG	71,475	–0	–	–0	–	–0	–	71,475
Goldman Sachs Bank USA	1,552	(1,552)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	67,431	–0	–	–0	–	–0	–	67,431
Morgan Stanley & Co., Inc.	51,678	(17,347)		–0	–	–0	–	34,331
Natwest Markets PLC	1,706	(1,706)		–0	–	–0	–	–0	–
Standard Chartered Bank	1,619	(1,619)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	103,017	(95,178)		–0	–	–0	–	7,839

Total	$514,654	$(211,751)		$–0	–	$–0	–	$302,903	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had securities on loan with a value of $1,453,948 and had received cash collateral which has been invested into Government Money Market Portfolio of $1,517,411. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $7,612 and $10,597 from the borrowers and Government Money Market Portfolio, respectively, for the year ended December 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as

23

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $725. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	74,551	97,457	$1,661,704	$2,078,227
Shares issued in reinvestment of dividends	8,058	15,198	178,413	329,359
Shares redeemed	(258,862)	(304,481)	(5,757,016)	(6,242,518)

Net decrease	(176,253)	(191,826)	$(3,916,899)	$(3,834,932)

Class B
Shares sold	209,646	523,356	$4,614,692	$10,934,597
Shares issued in reinvestment of dividends	6,419	16,664	140,185	356,101
Shares redeemed	(508,518)	(663,245)	(11,342,567)	(13,699,879)

Net decrease	(292,453)	(123,225)	$(6,587,690)	$(2,409,181)

At December 31, 2018, certain shareholders of the Portfolio owned 80% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

24

AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$318,598	$685,460

Total taxable distributions paid	$318,598	$685,460

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$210,945
Undistributed capital gains	1,272,102
Unrealized appreciation/(depreciation)	4,909,940	(a)

Total accumulated earnings/(deficit)	$6,392,987

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses realized for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.15	$17.34	$18.62	$19.04	$19.27

Income From Investment Operations
Net investment income (a)	.15	(b)	.06	(b)	.11	(b)†	.15	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.16)	6.00	(1.39)	(.50)	(.47)
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(4.01)	6.06	(1.28)	(.35)	(.23)

Less: Dividends
Dividends from net investment income	(.15)	(.25)	–0	–	(.07)	–0	–

Net asset value, end of period	$18.99	$23.15	$17.34	$18.62	$19.04

Total Return
Total investment return based on net asset value (d)	(17.41)%	35.02	%*	(6.87	)%†*	(1.87)%	(1.19)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,528	$30,318	$26,045	$33,090	$38,924
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27%	1.24%	1.27%	1.11%	1.07%
Expenses, before waivers/reimbursements	1.29%	1.24%	1.27%	1.11%	1.07%
Net investment income	.69	%(b)	.30	%(b)	.60	%(b)†	.78%	1.20%
Portfolio turnover rate	33%	52%	52%	17%	29%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.80	$1 7.09	$18.39	$18.81	$19.08

Income From Investment Operations
Net investment income (a)	.09	(b)	.01	(b)	.07	(b)†	.10	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.09)	5.90	(1.37)	(.51)	(.47)
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(4.00)	5.91	(1.30)	(.41)	(.27)

Less: Dividends
Dividends from net investment income	(.09)	(.20)	–0	–	(.01)	–0	–

Net asset value, end of period	$18.71	$22.80	$17.09	$18.39	$18.81

Total Return
Total investment return based on net asset value (d)	(17.60)%	34.63	%*	(7.07	)%†*	(2.17)%	(1.41)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,177	$41,007	$32,843	$40,566	$47,884
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.49%	1.52%	1.36%	1.36%
Expenses, before waivers/reimbursements	1.54%	1.49%	1.52%	1.36%	1.36%
Net investment income	.43	%(b)	.04	%(b)	.37	%(b)†	.52%	1.02%
Portfolio turnover rate	33%	52%	52%	17%	29%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.04	.22%	.23%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .01% and .09%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

28

2018 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2018.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2018, $47,471 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $1,087,811.

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INTERNATIONAL GROWTH PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB International Growth Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
2,453,555	63,835	112,594

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INTERNATIONAL GROWTH

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1)
Earl D. Weiner(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global Growth and Thematic Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

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INTERNATIONAL GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi- conductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

33

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Thematic and Sustainable Equities.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

INTERNATIONAL GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB International Growth Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the

36

AB Variable Products Series Fund

Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

37

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

38

AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

39

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

40

AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

41

VPS-IG-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed- and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly, at least 40%—unless market conditions are not deemed favorable by the Adviser, in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10-year periods ended December 31, 2018.

During the annual period, all share classes of the Portfolio underperformed the benchmark. Security selection drove underperformance, relative to the benchmark, mostly because of selection within consumer staples and materials. Security selection within utilities was positive. Sector selection also detracted, as losses from underweights to health care and utilities and an overweight to consumer discretionary offset gains from an overweight to energy and underweights to industrials and financials. In terms of country positioning (a result of bottom-up security analysis combined with fundamental research), overweights to Austria and Italy and an underweight to Switzerland detracted, while overweights to Norway and Finland and an underweight to Germany added.

The Portfolio used derivatives in the form of forwards for hedging and investment purposes, which detracted from absolute returns during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Non-US equities ended 2018 in negative territory amid fears of slowing global growth and an increasingly risk-off sentiment among investors. Despite a relatively strong start to the year, volatility spiked toward the end of 2018 as investors worried about changing monetary policy and worsening trade conflicts. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Stocks in Japan were weak on fears of slowing growth, particularly in China.

The Portfolio’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Portfolio’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

1

INTERNATIONAL VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after the deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note About Historical Performance continued on next page)

2

AB Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2018 (unaudited)	Net Asset Value Returns
	1 Year	5 Years[1]	10 Years[1]

International Value Portfolio Class A	-22.79%	-1.50%	4.04%

International Value Portfolio Class B	-22.98%	-1.75%	3.78%

MSCI EAFE Index (net)	-13.79%	0.53%	6.32%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.86% and 1.11% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 to 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the International Value Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERNATIONAL VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$824.20	$4.00	0.87%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.82	$4.43	0.87%

Class B
Actual	$1,000	$823.20	$5.15	1.12%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.56	$5.70	1.12%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Royal Dutch Shell PLC—Class A	$17,572,497	4.8%
Roche Holding AG	11,231,230	3.1
Novo Nordisk A/S—Class B	10,768,060	2.9
British American Tobacco PLC	9,343,017	2.5
Airbus SE	8,478,563	2.3
Credit Suisse Group AG	8,125,929	2.2
Japan Tobacco, Inc.	8,121,537	2.2
Allianz SE	7,718,688	2.1
Repsol SA	7,550,204	2.1
Erste Group Bank AG	7,478,022	2.0

	$96,387,747	26.2%

SECTOR BREAKDOWN2

December 31, 2018 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	$61,310,567	16.8%
Financials	54,769,697	15.1
Consumer Staples	40,506,326	11.1
Industrials	39,054,060	10.7
Energy	38,522,970	10.6
Health Care	36,043,355	9.9
Materials	34,792,580	9.6
Information Technology	23,274,671	6.4
Communication Services	17,804,311	4.9
Utilities	8,195,226	2.3
Real Estate	5,474,583	1.5
Short-Term Investments	4,029,883	1.1

Total Investments	$363,778,229	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$102,961,765	28.3%
United Kingdom	37,275,367	10.3
Germany	29,350,755	8.1
China	20,893,633	5.7
Switzerland	19,357,159	5.3
France	19,019,428	5.2
Denmark	14,289,208	3.9
Finland	12,980,452	3.6
Norway	12,285,768	3.4
Hong Kong	11,230,400	3.1
Italy	10,205,975	2.8
South Korea	9,887,795	2.7
Ireland	8,249,477	2.3
Other	51,761,164	14.2
Short-Term Investments	4,029,883	1.1

Total Investments	$363,778,229	100.0%

1	All data are as of December 31, 2018. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.2% or less in the following countries: Australia, Austria, Canada, India, Israel, Portugal, Spain, Sweden and Taiwan.

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%

CONSUMER DISCRETIONARY–16.7%
AUTO COMPONENTS–5.0%
Hankook Tire Co., Ltd.(a)	109,434	$3,933,256
Magna International, Inc.–Class A	120,220	5,463,999
NGK Spark Plug Co., Ltd.	267,900	5,303,058
Valeo SA	125,830	3,669,905

		18,370,218

AUTOMOBILES–4.7%
Honda Motor Co., Ltd.	209,200	5,511,387
Peugeot SA	322,160	6,870,960
Subaru Corp.	226,600	4,840,936

		17,223,283

HOUSEHOLD DURABLES–3.3%
Nikon Corp.	355,800	5,299,680
Panasonic Corp.	757,900	6,808,534

		12,108,214

LEISURE PRODUCTS–1.6%
Amer Sports Oyj(a)	133,746	5,879,867

TEXTILES, APPAREL & LUXURY GOODS–2.1%
HUGO BOSS AG	68,260	4,207,838
Pandora A/S	86,250	3,521,147

		7,728,985

		61,310,567

FINANCIALS–14.9%
BANKS–8.7%
Bank of Ireland Group PLC	955,233	5,312,740
BOC Hong Kong Holdings Ltd.	1,494,000	5,545,319
DNB ASA	24,483	392,993
Erste Group Bank AG(a)	225,530	7,478,022
ICICI Bank Ltd.	1,161,080	6,002,124
Mitsubishi UFJ Financial Group, Inc.	1,448,800	7,110,207

		31,841,405

CAPITAL MARKETS–2.2%
Credit Suisse Group AG(a)	743,337	8,125,929

CONSUMER FINANCE–0.8%
Hitachi Capital Corp.	149,000	3,132,823

INSURANCE–3.2%
Allianz SE	38,410	7,718,688
PICC Property & Casualty Co., Ltd.–Class H	3,872,000	3,950,852

		11,669,540

		54,769,697

CONSUMER STAPLES–11.0%
BEVERAGES–1.1%
Coca-Cola Bottlers Japan Holdings, Inc.	136,600	4,073,559

FOOD PRODUCTS–3.2%
Orkla ASA	794,440	$6,220,386
WH Group Ltd.(b)	7,402,000	5,685,081

		11,905,467

HOUSEHOLD PRODUCTS–1.9%
Henkel AG & Co. KGaA (Preference Shares)	64,660	7,062,746

TOBACCO–4.8%
British American Tobacco PLC	293,630	9,343,017
Japan Tobacco, Inc.	341,800	8,121,537

		17,464,554

		40,506,326

INDUSTRIALS–10.7%
AEROSPACE & DEFENSE–7.1%
AerCap Holdings NV(a)	74,160	2,936,736
Airbus SE	88,930	8,478,563
BAE Systems PLC	811,600	4,746,929
Leonardo SpA	554,321	4,883,688
MTU Aero Engines AG	26,910	4,886,900

		25,932,816

AIRLINES–3.1%
Japan Airlines Co., Ltd.	209,600	7,428,447
Qantas Airways Ltd.	989,190	4,035,423

		11,463,870

MACHINERY–0.5%
Glory Ltd.	73,700	1,657,374

		39,054,060

ENERGY–10.4%
OIL, GAS & CONSUMABLE FUELS–10.4%
JXTG Holdings, Inc.	1,303,000	6,767,164
PetroChina Co., Ltd.–Class H	10,690,000	6,633,105
Repsol SA	456,610	7,340,940
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	408,410	12,037,830
Royal Dutch Shell PLC–Class A	188,044	5,534,667

		38,313,706

HEALTH CARE–9.8%
HEALTH CARE EQUIPMENT & SUPPLIES–1.1%
Hoya Corp.	68,400	4,124,523

PHARMACEUTICALS–8.7%
Novo Nordisk A/S–Class B	234,460	10,768,060
Ono Pharmaceutical Co., Ltd.	270,400	5,521,758
Roche Holding AG	45,240	11,231,230
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	285,200	4,397,784

		31,918,832

		36,043,355

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–9.5%
CHEMICALS–3.7%
Air Water, Inc.	232,800	$3,508,588
Incitec Pivot Ltd.	60,845	140,645
Johnson Matthey PLC	157,200	5,612,924
Nippon Shokubai Co., Ltd.	8,500	541,859
Tosoh Corp.	296,500	3,845,929

		13,649,945

CONSTRUCTION MATERIALS–1.5%
Buzzi Unicem SpA	308,570	5,322,287

CONTAINERS & PACKAGING–1.0%
BillerudKorsnas AB(c)	321,910	3,845,220

METALS & MINING–3.3%
First Quantum Minerals Ltd.	299,610	2,422,864
Norsk Hydro ASA	1,251,890	5,672,389
Yamato Kogyo Co., Ltd.	166,000	3,879,874

		11,975,127

		34,792,579

INFORMATION TECHNOLOGY–6.4%
COMMUNICATIONS EQUIPMENT–2.0%
Nokia Oyj	1,223,160	7,100,586

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.8%
SCREEN Holdings Co., Ltd.	67,800	2,842,482
SUMCO Corp.(c)	91,900	1,023,490
Taiwan Semiconductor Manufacturing Co., Ltd.	875,000	6,353,575

		10,219,547

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.6%
Samsung Electronics Co., Ltd.	171,050	5,954,539

		23,274,672

COMMUNICATION SERVICES–4.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.4%
China Unicom Hong Kong Ltd.	5,806,000	6,185,753
Nippon Telegraph & Telephone Corp.	150,700	6,148,455

		12,334,208

ENTERTAINMENT–1.5%
Nintendo Co., Ltd.	20,600	5,470,103

		17,804,311

UTILITIES–2.2%
ELECTRIC UTILITIES–1.1%
EDP–Energias de Portugal SA	1,163,800	$4,071,303

GAS UTILITIES–1.1%
ENN Energy Holdings Ltd.	464,000	4,123,923

		8,195,226

REAL ESTATE–1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT–1.5%
Aroundtown SA	659,910	5,474,583

Total Common Stocks (cost $400,935,742)		359,539,082

RIGHTS–0.1%
ENERGY–0.1%
OIL, GAS & CONSUMABLE FUELS–0.1%
Repsol SA,expiring 1/09/19(a)(c) (cost $213,180)	456,610	209,264

SHORT-TERM INVESTMENTS–1.1%
INVESTMENT COMPANIES–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(d)(e)(f) (cost $4,029,883)	4,029,883	4,029,883

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.2% (cost $405,178,805)		363,778,229

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.4%
INVESTMENT COMPANIES–1.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(d)(e)(f) (cost $5,148,721)	5,148,721	5,148,721

TOTAL INVESTMENTS–100.6% (cost $410,327,526)		368,926,950
Other assets less liabilities–(0.6)%		(2,116,912)

NET ASSETS–100.0%		$366,810,038

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	545	CAD	711	1/17/19	$(24,304)
Bank of America, NA	USD	810	GBP	622	1/17/19	(16,305)
Bank of America, NA	USD	1,571	NOK	13,545	1/17/19	(3,744)
Bank of America, NA	USD	8,279	SEK	73,517	1/17/19	25,279
Bank of America, NA	EUR	1,172	USD	1,346	4/16/19	(8,336)
Barclays Bank PLC	GBP	1,554	USD	1,990	1/17/19	7,811
Barclays Bank PLC	HKD	6,924	USD	885	1/17/19	299
Barclays Bank PLC	ILS	16,924	USD	4,693	1/17/19	162,316
Barclays Bank PLC	JPY	2,555,220	USD	22,985	1/17/19	(346,623)
Barclays Bank PLC	NOK	58,674	USD	7,106	1/17/19	315,528
Barclays Bank PLC	USD	25,519	CHF	25,042	1/17/19	(10,010)
Barclays Bank PLC	USD	806	GBP	618	1/17/19	(17,544)
Barclays Bank PLC	USD	987	ILS	3,703	1/17/19	4,026
Barclays Bank PLC	USD	765	NOK	6,710	1/17/19	11,991
Barclays Bank PLC	USD	733	NZD	1,124	1/17/19	21,956
Barclays Bank PLC	CNY	15,452	USD	2,224	1/24/19	(26,727)
Barclays Bank PLC	USD	1,799	CNY	12,408	1/24/19	8,792
Barclays Bank PLC	USD	485	KRW	546,689	2/20/19	6,155
BNP Paribas SA	JPY	146,116	USD	1,300	1/17/19	(34,290)
Citibank, NA	AUD	1,095	USD	802	1/17/19	30,246
Citibank, NA	CAD	12,084	USD	9,305	1/17/19	450,231
Citibank, NA	CHF	4,173	USD	4,223	1/17/19	(28,101)
Citibank, NA	EUR	1,210	USD	1,398	1/17/19	9,811
Citibank, NA	EUR	879	USD	1,008	1/17/19	(673)
Citibank, NA	JPY	416,297	USD	3,729	1/17/19	(72,591)
Citibank, NA	USD	3,464	EUR	2,965	1/17/19	(63,042)
Citibank, NA	USD	27,111	GBP	20,442	1/17/19	(1,037,557)
Citibank, NA	USD	2,459	JPY	275,470	1/17/19	56,318
Citibank, NA	USD	567	CNY	3,967	1/24/19	10,796
Citibank, NA	KRW	11,514,438	USD	10,256	2/20/19	(98,674)
Citibank, NA	EUR	1,155	USD	1,330	4/16/19	(4,682)
Citibank, NA	JPY	175,464	USD	1,596	4/16/19	(18,034)
Citibank, NA	USD	1,722	AUD	2,377	4/16/19	(44,909)
Credit Suisse International	GBP	1,035	USD	1,353	1/17/19	32,650
Credit Suisse International	USD	11,028	GBP	8,466	1/17/19	(229,894)
Credit Suisse International	USD	4,644	JPY	512,182	1/17/19	32,292
Credit Suisse International	USD	3,507	NOK	29,479	1/17/19	(95,181)
Credit Suisse International	EUR	861	USD	989	4/16/19	(6,092)
Credit Suisse International	USD	3,427	EUR	3,008	4/16/19	49,497
Deutsche Bank AG	CHF	5,703	USD	5,761	1/17/19	(48,264)
Deutsche Bank AG	EUR	1,362	USD	1,558	1/17/19	(4,523)
Deutsche Bank AG	GBP	1,193	USD	1,547	1/17/19	25,239
Deutsche Bank AG	JPY	342,618	USD	3,046	1/17/19	(82,840)
Deutsche Bank AG	USD	1,089	CHF	1,083	1/17/19	13,835
Deutsche Bank AG	USD	1,338	GBP	1,010	1/17/19	(49,355)
Deutsche Bank AG	INR	134,673	USD	1,887	3/18/19	(33,397)
Deutsche Bank AG	USD	1,051	GBP	827	4/16/19	8,237
Goldman Sachs Bank USA	GBP	1,098	USD	1,394	1/17/19	(6,532)

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	SEK	11,043	USD	1,210	1/17/19	$(37,610)
Goldman Sachs Bank USA	USD	1,642	GBP	1,253	1/17/19	(43,665)
Goldman Sachs Bank USA	USD	1,314	HKD	10,270	1/17/19	(1,463)
Goldman Sachs Bank USA	USD	2,941	JPY	329,428	1/17/19	67,268
Goldman Sachs Bank USA	USD	434	KRW	486,409	2/20/19	3,085
Goldman Sachs Bank USA	INR	81,058	USD	1,120	3/18/19	(36,219)
Goldman Sachs Bank USA	JPY	108,670	USD	989	4/16/19	(10,107)
JPMorgan Chase Bank, NA	JPY	339,466	USD	3,020	1/17/19	(80,060)
JPMorgan Chase Bank, NA	USD	3,718	AUD	5,117	1/17/19	(112,910)
JPMorgan Chase Bank, NA	USD	1,401	HKD	10,969	1/17/19	111
JPMorgan Chase Bank, NA	USD	599	JPY	67,800	1/17/19	20,405
JPMorgan Chase Bank, NA	USD	1,310	EUR	1,141	4/16/19	8,561
Morgan Stanley & Co., Inc.	EUR	2,205	USD	2,537	1/17/19	7,540
Morgan Stanley & Co., Inc.	EUR	3,820	USD	4,358	1/17/19	(23,918)
Morgan Stanley & Co., Inc.	HKD	14,315	USD	1,835	1/17/19	6,027
Morgan Stanley & Co., Inc.	JPY	157,316	USD	1,402	1/17/19	(34,554)
Morgan Stanley & Co., Inc.	USD	1,425	AUD	1,984	1/17/19	(27,408)
Morgan Stanley & Co., Inc.	USD	567	CAD	748	1/17/19	(19,041)
Morgan Stanley & Co., Inc.	USD	10,721	JPY	1,205,130	1/17/19	282,857
Morgan Stanley & Co., Inc.	USD	842	CNY	5,855	1/24/19	11,303
Morgan Stanley & Co., Inc.	EUR	1,352	USD	1,562	4/16/19	(987)
Natwest Markets PLC	AUD	1,049	USD	759	1/17/19	19,508
Natwest Markets PLC	CAD	1,083	USD	828	1/17/19	34,486
Natwest Markets PLC	CHF	1,100	USD	1,113	1/17/19	(7,221)
Natwest Markets PLC	EUR	1,203	USD	1,372	1/17/19	(8,253)
Natwest Markets PLC	JPY	424,422	USD	3,761	1/17/19	(114,811)
Natwest Markets PLC	NOK	102,719	USD	12,606	1/17/19	718,299
Natwest Markets PLC	USD	1,099	AUD	1,509	1/17/19	(36,098)
Natwest Markets PLC	USD	2,406	EUR	2,102	1/17/19	5,449
Natwest Markets PLC	USD	1,107	EUR	964	1/17/19	(1,257)
Natwest Markets PLC	USD	1,305	GBP	1,018	1/17/19	(7,012)
Natwest Markets PLC	USD	2,780	JPY	313,822	1/17/19	85,300
Natwest Markets PLC	USD	939	NOK	8,228	1/17/19	12,761
Natwest Markets PLC	USD	1,963	NOK	16,465	1/17/19	(57,307)
Standard Chartered Bank	JPY	199,048	USD	1,765	1/17/19	(52,754)
Standard Chartered Bank	USD	6,298	JPY	705,405	1/17/19	143,329
Standard Chartered Bank	CNY	147,093	USD	21,110	1/24/19	(315,503)
Standard Chartered Bank	TWD	178,151	USD	5,843	3/14/19	(18,971)
Standard Chartered Bank	INR	245,689	USD	3,374	3/18/19	(130,197)
Standard Chartered Bank	USD	945	INR	67,865	3/18/19	22,856
State Street Bank & Trust Co.	AUD	1,445	USD	1,022	1/17/19	3,695
State Street Bank & Trust Co.	CHF	6,356	USD	6,424	1/17/19	(50,095)
State Street Bank & Trust Co.	EUR	695	USD	798	1/17/19	1,008
State Street Bank & Trust Co.	EUR	1,927	USD	2,198	1/17/19	(11,781)
State Street Bank & Trust Co.	JPY	76,200	USD	681	1/17/19	(14,858)
State Street Bank & Trust Co.	SEK	7,880	USD	880	1/17/19	(9,654)
State Street Bank & Trust Co.	USD	13,490	AUD	18,896	1/17/19	(176,633)
State Street Bank & Trust Co.	USD	1,376	CAD	1,828	1/17/19	(36,299)
State Street Bank & Trust Co.	USD	1,378	EUR	1,210	1/17/19	10,330
State Street Bank & Trust Co.	USD	8,381	EUR	7,095	1/17/19	(242,430)

11

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	849	ILS	3,139	1/17/19	$(8,402)
State Street Bank & Trust Co.	USD	3,375	JPY	379,194	1/17/19	87,852
State Street Bank & Trust Co.	USD	2,638	NOK	22,948	1/17/19	17,443
State Street Bank & Trust Co.	USD	1,145	NOK	9,793	1/17/19	(11,698)
State Street Bank & Trust Co.	EUR	1,050	USD	1,209	4/16/19	(4,197)
State Street Bank & Trust Co.	USD	823	AUD	1,147	4/16/19	(14,117)
UBS AG	EUR	1,575	USD	1,809	1/17/19	2,491
UBS AG	GBP	599	USD	755	1/17/19	(8,790)
UBS AG	JPY	67,400	USD	598	1/17/19	(17,104)
UBS AG	USD	615	EUR	540	1/17/19	4,379
UBS AG	USD	1,721	EUR	1,499	4/16/19	12,059

						$(1,323,901)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of this security amounted to $5,685,081 or 1.5% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $401,148,922)	$359,748,346	(a)
Affiliated issuers (cost $9,178,604—including investment of cash collateral for securities loaned of $5,148,721)	9,178,604
Cash	10
Cash collateral due from broker	253,000
Foreign currencies, at value (cost $1,025,577)	1,016,209
Unrealized appreciation on forward currency exchange contracts	2,871,707
Receivable for investment securities sold	2,012,514
Unaffiliated dividends and interest receivable	1,335,833
Receivable for capital stock sold	383,162
Affiliated dividends receivable	3,411

Total assets	376,802,796

LIABILITIES
Payable for collateral received on securities loaned	5,148,721
Unrealized depreciation on forward currency exchange contracts	4,195,608
Advisory fee payable	222,930
Payable for capital stock redeemed	115,251
Distribution fee payable	62,774
Administrative fee payable	17,842
Payable for investment securities purchased and foreign currency transactions	14,392
Transfer Agent fee payable	206
Accrued expenses and other liabilities	215,034

Total liabilities	9,992,758

NET ASSETS	$366,810,038

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,804
Additional paid-in capital	412,572,358
Accumulated loss	(45,792,124)

	$366,810,038

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$57,234,097	4,621,740	$12.38

B	$309,575,941	25,182,447	$12.29

(a)	Includes securities on loan with a value of $4,938,176 (see Note E).

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,466,079)	$11,476,453
Affiliated issuers	212,104
Securities lending income	56,715

11,745,272

EXPENSES
Advisory fee (see Note B)	3,385,689
Distribution fee—Class B	976,376
Transfer agency—Class A	753
Transfer agency—Class B	4,857
Custodian	170,052
Printing	110,864
Administrative	69,268
Audit and tax	67,121
Legal	49,461
Directors’ fees	24,784
Miscellaneous	22,679

Total expenses	4,881,904
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(14,079)

Net expenses	4,867,825

Net investment income	6,877,447

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	11,287,514
Forward currency exchange contracts	(4,157,384)
Foreign currency transactions	(694,073)
Net change in unrealized appreciation/depreciation of:
Investments	(121,676,153)
Forward currency exchange contracts	(738,104)
Foreign currency denominated assets and liabilities	(36,801)

Net loss on investment and foreign currency transactions	(116,015,001)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(109,137,554)

(a)	Net of foreign capital gains taxes of $77,257.

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,877,447	$9,215,792
Net realized gain on investment and foreign currency transactions	6,436,057	39,896,634
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(122,451,058)	62,373,737

Net increase (decrease) in net assets from operations	(109,137,554)	111,486,163
Distributions to Shareholders
Class A	(1,075,905)	(1,129,445)
Class B	(4,249,239)	(8,153,923)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,626,158)	(123,775,055)

Total decrease	(119,088,856)	(21,572,260)
NET ASSETS
Beginning of period	485,898,894	507,471,154

End of period	$366,810,038	$485,898,894

See notes to financial statements.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of

16

AB Variable Products Series Fund

these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Consumer Discretionary	$5,463,999		$55,846,568		$–0	–	$61,310,567
Financials	–0	–	54,769,697		–0	–	54,769,697
Consumer Staples	–0	–	40,506,326		–0	–	40,506,326
Industrials	2,936,736		36,117,324		–0	–	39,054,060
Energy	–0	–	38,313,706		–0	–	38,313,706
Health Care	4,397,784		31,645,571		–0	–	36,043,355
Materials	2,422,864		32,369,715		–0	–	34,792,579
Information Technology	–0	–	23,274,672		–0	–	23,274,672
Communication Services	–0	–	17,804,311		–0	–	17,804,311
Utilities	–0	–	8,195,226		–0	–	8,195,226
Real Estate	–0	–	5,474,583		–0	–	5,474,583
Rights	209,264		–0	–	–0	–	209,264
Short-Term Investments	4,029,883		–0	–	–0	–	4,029,883
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,148,721		–0	–	–0	–	5,148,721

Total Investments in Securities	24,609,251		344,317,699	(a)	–0	–	368,926,950

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$2,871,707	$–0	–	$2,871,707
Liabilities:
Forward Currency Exchange Contracts	–0	–	(4,195,608)	–0	–	(4,195,608)

Total(c)(d)	$24,609,251		$342,993,798	$–0	–	$367,603,049

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	An amount of $11,022,378 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	There were no transfers from Level 2 to Level 1 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2018, there were no expenses waived by the Adviser.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,268.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $3,120.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$58,219	$54,189	$4,030	$43
Government Money Market Portfolio*	15,541	211,203	221,595	5,149	169

Total				$9,179	$212

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $147,766, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to

20

AB Variable Products Series Fund

its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$186,358,324		$199,297,872
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$414,158,027

Gross unrealized appreciation	25,434,004
Gross unrealized depreciation	(70,664,685)

Net unrealized depreciation	$(45,230,681)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2018, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered,

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended December 31, 2018, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,871,707	Unrealized depreciation on forward currency exchange contracts	$4,195,608

Total		$2,871,707		$4,195,608

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(4,157,384)	$(738,104)

Total		$(4,157,384)	$(738,104)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$180,273,462
Average principal amount of sale contracts	$188,063,871

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
Bank of America, NA	$25,279	$(25,279)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	538,874	(400,904)	–0	–	–0	–	137,970
Citibank, NA	557,402	(557,402)	–0	–	–0	–	–0	–
Credit Suisse International	114,439	(114,439)	–0	–	–0	–	–0	–
Deutsche Bank AG	47,311	(47,311)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	70,353	(70,353)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	29,077	(29,077)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	307,727	(105,908)	–0	–	–0	–	201,819
Natwest Markets PLC	875,803	(231,959)	–0	–	–0	–	643,844
Standard Chartered Bank	166,185	(166,185)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	120,328	(120,328)	–0	–	–0	–	–0	–
UBS AG	18,929	(18,929)	–0	–	–0	–	–0	–

Total	$2,871,707	$(1,888,074)	$–0	–	$–0	–	$983,633	^

22

AB Variable Products Series Fund

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Bank of America, NA	$52,689	$(25,279)	$–0	–	$–0	–	$27,410
Barclays Bank PLC	400,904	(400,904)	–0	–	–0	–	–0	–
BNP Paribas SA	34,290	–0	–	–0	–	–0	–	34,290
Citibank, NA	1,368,263	(557,402)	–0	–	–0	–	810,861
Credit Suisse International	331,167	(114,439)	–0	–	–0	–	216,728
Deutsche Bank AG	218,379	(47,311)	–0	–	–0	–	171,068
Goldman Sachs Bank USA	135,596	(70,353)	–0	–	–0	–	65,243
JPMorgan Chase Bank, NA	192,970	(29,077)	–0	–	–0	–	163,893
Morgan Stanley & Co., Inc.	105,908	(105,908)	–0	–	–0	–	–0	–
Natwest Markets PLC	231,959	(231,959)	–0	–	–0	–	–0	–
Standard Chartered Bank	517,425	(166,185)	(253,000)	–0	–	98,240
State Street Bank & Trust Co.	580,164	(120,328)	–0	–	–0	–	459,836
UBS AG	25,894	(18,929)	–0	–	–0	–	6,965

Total	$4,195,608	$(1,888,074)	$(253,000)	$–0	–	$2,054,534	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had securities on loan with a value of $4,938,176 and had received cash collateral which has been invested into Government Money Market Portfolio of $5,148,721. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $56,715 and $169,442 from the borrowers and Government Money Market Portfolio, respectively, for the

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

year ended December 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $10,959. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	1,917,576	256,719	$30,564,317	$3,886,362
Shares issued in reinvestment of dividends	76,053	71,092	1,075,905	1,129,445
Shares redeemed	(624,835)	(642,841)	(9,705,915)	(9,555,629)

Net increase (decrease)	1,368,794	(315,030)	$21,934,307	$(4,539,822)

Class B
Shares sold	2,042,981	862,955	$30,014,125	$13,009,333
Shares issued in reinvestment of dividends	304,899	518,006	4,249,239	8,153,923
Shares redeemed	(3,972,067)	(9,534,251)	(60,823,829)	(140,398,489)

Net decrease	(1,624,187)	(8,153,290)	$(26,560,465)	$(119,235,233)

At December 31, 2018, certain shareholders of the Portfolio owned 50% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

24

AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$5,325,144	$9,283,368

Total taxable distributions paid	$5,325,144	$9,283,368

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$0	(a)
Other losses	(538,232	)(b)
Unrealized appreciation/(depreciation)	(45,253,892	)(c)

Total accumulated earnings/(deficit)	$(45,792,124)

(a)	During the fiscal year, the Portfolio utilized $9,408,940 of capital loss carry forwards to offset current year net realized gains. The Portfolio also had $40,760,405 of capital loss carryforwards expire during the fiscal year.

(b)	As of December 31, 2018, the Portfolio had a qualified late-year ordinary loss deferral of $538,232.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the expiration of capital loss carryforwards and taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$16.30		$13.28		$13.52		$13.53	$14.99

Income From Investment Operations
Net investment income (a)	.25	(b)	.31	(b)	.30	(b)†	.30	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.94)		3.06		(.37)		.05	(1.40)

Net increase (decrease) in net asset value from operations	(3.69)		3.37		(.07)		.35	(.92)

Less: Dividends
Dividends from net investment income	(.23)		(.35)		(.17)		(.36)	(.54)

Net asset value, end of period	$12.38		$16.30		$13.28		$13.52	$13.53

Total Return
Total investment return based on net asset value (c)	(22.79)%		25.42	%*	(.50	)%†*	2.59%	(6.21)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,234		$53,014		$47,385		$48,665	$50,504
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86%		.85%		.86%		.85%	.85%
Expenses, before waivers/reimbursements	.87%		.86%		.86%		.85%	.85%
Net investment income	1.65	%(b)	2.05	%(b)	2.27	%(b)†	2.09%	3.25%
Portfolio turnover rate	42%		45%		64%		74%	64%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$16.15		$13.16		$13.41		$13.41	$14.86

Income From Investment Operations
Net investment income (a)	.23	(b)	.27	(b)	.27	(b)†	.26	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.92)		3.02		(.38)		.06	(1.40)

Net increase (decrease) in net asset value from operations	(3.69)		3.29		(.11)		.32	(.95)

Less: Dividends
Dividends from net investment income	(.17)		(.30)		(.14)		(.32)	(.50)

Net asset value, end of period	$12.29		$16.15		$13.16		$13.41	$13.41

Total Return
Total investment return based on net asset value (c)	(22.98)%		25.09	%*	(.80	)%†*	2.40%	(6.46)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$309,576		$432,885		$460,086		$550,746	$615,682
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.10%		1.11%		1.10%	1.10%
Expenses, before waivers/reimbursements	1.11%		1.11%		1.11%		1.10%	1.10%
Net investment income	1.50	%(b)	1.83	%(b)	2.04	%(b)†	1.85%	3.06%
Portfolio turnover rate	42%		45%		64%		74%	64%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .01% and .07%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

28

2018 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2018.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2018, $975,391 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $9,793,204.

29

INTERNATIONAL VALUE PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB International Value Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
27,164,886	589,392	1,794,273

*	Mr. Foulk retired on December 31, 2018.

30

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Carol C. McMullen(1)
Michael J. Downey(1)	Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)
Robert M. Keith, President and Chief Executive Officer

OFFICERS
Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

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INTERNATIONAL VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	95	None

INDEPENDENT DIRECTOR
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR (continued)

Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

33

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR (continued)

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Tawhid Ali 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of European Value Equities.

Avi Lavi 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of International Value Equities.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

INTERNATIONAL VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB International Value Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement,

36

AB Variable Products Series Fund

including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

37

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

38

AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

39

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

40

AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

41

VPS-IV-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2018.

All share classes of the Portfolio outperformed the primary benchmark and the S&P 500 Index for the annual period. Stock selection in the health care, technology and industrials sectors contributed to performance, relative to the benchmark. Stock selection in the consumer-discretionary and consumer-staples sectors, along with an underweight to the consumer-discretionary sector, detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the period as investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment, and as the benefits of tax reform roll off. The US Federal Reserve raised rates four times during the period as expected, but softened its tone in December, and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in China toward the end of the period. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s Senior Investment Management Team (the “Team”) follows a bottom-up stock picking methodology that seeks to identify companies that meet its investment criteria of healthy balance sheets, competitive advantages, strong cash flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment. The Team remains laser-focused in identifying companies that generate high return on assets with high reinvestment rate opportunities.

1

LARGE CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Growth Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of large-cap growth companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Large Cap Growth Portfolio Class A	2.58%	12.00%	15.25%

Large Cap Growth Portfolio Class B	2.32%	11.72%	14.96%

Primary Benchmark: Russell 1000 Growth Index	-1.51%	10.40%	15.29%

S&P 500 Index	-4.38%	8.49%	13.12%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.69% and 0.94% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 TO 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$941.30	$3.28	0.67%	$3.33	0.68%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.83	$3.41	0.67%	$3.47	0.68%

Class B
Actual	$1,000	$940.10	$4.50	0.92%	$4.55	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.57	$4.69	0.92%	$4.74	0.93%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class C	$32,165,011	7.9%
Visa, Inc.—Class A	19,310,211	4.7
Microsoft Corp.	18,571,262	4.5
UnitedHealth Group, Inc.	17,229,388	4.2
Home Depot, Inc. (The)	16,407,264	4.0
Monster Beverage Corp.	16,287,784	4.0
NIKE, Inc.—Class B	14,094,310	3.5
Intuitive Surgical, Inc.	13,816,842	3.4
PayPal Holdings, Inc.	12,422,784	3.0
Zoetis, Inc.	11,998,525	2.9

	$172,303,381	42.1%

SECTOR BREAKDOWN2

December 31, 2018 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$101,651,640	24.8%
Health Care	91,527,663	22.4
Consumer Discretionary	60,991,915	14.9
Communication Services	51,736,627	12.6
Consumer Staples	34,972,662	8.6
Industrials	31,239,579	7.6
Materials	9,588,227	2.3
Financials	5,244,343	1.3
Short-Term Investments	22,378,071	5.5

Total Investments	$409,330,727	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.6%

INFORMATION TECHNOLOGY–24.9%
COMMUNICATIONS EQUIPMENT–2.0%
Arista Networks, Inc.(a)	37,909	$7,987,426

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.6%
Amphenol Corp.–Class A	25,176	2,039,760
Cognex Corp.	64,782	2,505,120
IPG Photonics Corp.(a)	17,336	1,963,995

		6,508,875

IT SERVICES–8.1%
Fiserv, Inc.(a)	21,620	1,588,854
PayPal Holdings, Inc.(a)	147,732	12,422,784
Visa, Inc.–Class A	146,356	19,310,211

		33,321,849

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.9%
ASML Holding NV ADR	17,780	2,766,924
Texas Instruments, Inc.	17,140	1,619,730
Xilinx, Inc.	133,762	11,392,509

		15,779,163

SOFTWARE–6.9%
Adobe, Inc.(a)	28,540	6,456,890
ANSYS, Inc.(a)	1,159	165,667
Microsoft Corp.	182,842	18,571,262
Paycom Software, Inc.(a)	19,760	2,419,612
salesforce.com, Inc.(a)	4,340	594,450

		28,207,881

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.4%
Apple, Inc.	62,422	9,846,446

		101,651,640

HEALTH CARE–22.4%
BIOTECHNOLOGY–6.4%
Biogen, Inc.(a)	36,096	10,862,008
Regeneron Pharmaceuticals, Inc.(a)	22,593	8,438,486
Vertex Pharmaceuticals, Inc.(a)	40,571	6,723,020

		26,023,514

HEALTH CARE EQUIPMENT & SUPPLIES–8.0%
Edwards Lifesciences Corp.(a)	78,297	11,992,751
Intuitive Surgical, Inc.(a)	28,850	13,816,842
Stryker Corp.	43,584	6,831,792

		32,641,385

HEALTH CARE PROVIDERS & SERVICES–4.2%
UnitedHealth Group, Inc.	69,161	$17,229,388

HEALTH CARE TECHNOLOGY–0.2%
Veeva Systems, Inc.–Class A(a)	9,256	826,746

LIFE SCIENCES TOOLS & SERVICES–0.7%
Mettler-Toledo International, Inc.(a)	4,965	2,808,105

PHARMACEUTICALS–2.9%
Zoetis, Inc.	140,268	11,998,525

		91,527,663

CONSUMER DISCRETIONARY–14.9%
INTERNET & DIRECT MARKETING RETAIL–2.9%
Booking Holdings, Inc.(a)	6,950	11,970,819

MULTILINE RETAIL–0.4%
Dollar Tree, Inc.(a)	19,481	1,759,524

SPECIALTY RETAIL–8.1%
Burlington Stores, Inc.(a)	21,118	3,435,265
Home Depot, Inc. (The)	95,491	16,407,264
TJX Cos., Inc. (The)	124,238	5,558,408
Ulta Salon Cosmetics & Fragrance, Inc.(a)	31,720	7,766,325

		33,167,262

TEXTILES, APPAREL & LUXURY GOODS–3.5%
NIKE, Inc.–Class B	190,104	14,094,310

		60,991,915

COMMUNICATION SERVICES–12.6%
ENTERTAINMENT–2.0%
Activision Blizzard, Inc.	77,437	3,606,241
Electronic Arts, Inc.(a)	57,364	4,526,593

		8,132,834

INTERACTIVE MEDIA & SERVICES–10.6%
Alphabet, Inc.–Class C(a)	31,059	32,165,011
Facebook, Inc.–Class A(a)	87,259	11,438,782

		43,603,793

		51,736,627

CONSUMER STAPLES–8.6%
BEVERAGES–5.6%
Constellation Brands, Inc.–Class A	41,640	6,696,545
Monster Beverage Corp.(a)	330,918	16,287,784

		22,984,329

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–3.0%
Costco Wholesale Corp.	58,850	$11,988,333

		34,972,662

INDUSTRIALS–7.6%
BUILDING PRODUCTS–3.0%
Allegion PLC	85,849	6,843,024
AO Smith Corp.	74,420	3,177,734
Lennox International, Inc.	11,411	2,497,411

		12,518,169

COMMERCIAL SERVICES & SUPPLIES–1.5%
Copart, Inc.(a)	128,198	6,125,301

ELECTRICAL EQUIPMENT–0.5%
AMETEK, Inc.	28,690	1,942,313

INDUSTRIAL CONGLOMERATES–1.5%
Roper Technologies, Inc.	22,964	6,120,365

MACHINERY–0.6%
IDEX Corp.	18,880	2,383,789

TRADING COMPANIES & DISTRIBUTORS–0.5%
Fastenal Co.	41,110	2,149,642

		31,239,579

MATERIALS–2.3%
CHEMICALS–2.3%
Sherwin-Williams Co. (The)	24,369	$9,588,227

FINANCIALS–1.3%
CAPITAL MARKETS–1.3%
MarketAxess Holdings, Inc.	11,436	2,416,541
S&P Global, Inc.	16,640	2,827,802

		5,244,343

Total Common Stocks (cost $294,536,656)		386,952,656

SHORT-TERM INVESTMENTS–5.5%
INVESTMENT COMPANIES–5.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(b)(c)(d) (cost $22,378,071)	22,378,071	22,378,071

TOTAL INVESTMENTS–100.1% (cost $316,914,727)		409,330,727
Other assets less liabilities–(0.1)%		(404,306)

NET ASSETS–100.0%		$408,926,421

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $294,536,656)	$386,952,656
Affiliated issuers (cost $22,378,071)	22,378,071
Unaffiliated dividends receivable	77,548
Affiliated dividends receivable	50,813
Receivable for capital stock sold	35,351

Total assets	409,494,439

LIABILITIES
Payable for capital stock redeemed	224,994
Advisory fee payable	198,202
Distribution fee payable	44,524
Audit and tax fee payable	31,616
Printing fee payable	29,372
Administrative fee payable	17,636
Transfer Agent fee payable	206
Accrued expenses	21,468

Total liabilities	568,018

NET ASSETS	$408,926,421

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,147
Additional paid-in capital	247,318,104
Distributable earnings	161,600,170

$408,926,421

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$190,899,357	3,689,123	$51.75

B	$218,027,064	4,457,911	$48.91

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$2,788,837
Affiliated issuers	377,982
Interest	34,643

3,201,462

EXPENSES
Advisory fee (see Note B)	2,683,563
Distribution fee—Class B	587,380
Transfer agency—Class A	3,785
Transfer agency—Class B	4,178
Custodian	101,657
Administrative	69,147
Printing	55,960
Legal	47,175
Audit and tax	43,967
Directors’ fees	24,782
Miscellaneous	9,430

Total expenses	3,631,024
Less: expenses waived and reimbursed by the Adviser (see Note B)	(23,308)

Net expenses	3,607,716

Net investment loss	(406,254)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	70,143,110
Net change in unrealized appreciation/depreciation of investments	(58,055,525)

Net gain on investment transactions	12,087,585

NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,681,331

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(406,254)	$(419,892)
Net realized gain on investment transactions	70,143,110	52,939,123
Net change in unrealized appreciation/depreciation of investments	(58,055,525)	65,619,253

Net increase in net assets from operations	11,681,331	118,138,484
Distributions to Shareholders
Class A	(23,052,799)	(11,465,663)
Class B	(27,070,582)	(13,633,647)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	18,042,010	(44,751,279)

Total increase (decrease)	(20,400,040)	48,287,895
NET ASSETS
Beginning of period	429,326,461	381,038,566

End of period	$408,926,421	$429,326,461

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$386,952,656		$–0	–	$–0	–	$386,952,656
Short-Term Investments	22,378,071		–0	–	–0	–	22,378,071

Total Investments in Securities	409,330,727		–0	–	–0	–	409,330,727
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$409,330,727		$–0	–	$–0	–	$409,330,727

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the

12

AB Variable Products Series Fund

Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective February 3, 2017, the advisory fee was reduced from ..75% to .60% of the first $2.5 billion, .65% to .50% of the next $2.5 billion and .60% to .45% in excess of $5 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,147.

14

AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $23,308.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$92,991	$70,613	$22,378	$378

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $64,272, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$189,296,971		$231,026,532
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$317,224,685

Gross unrealized appreciation	$102,701,364
Gross unrealized depreciation	(10,595,322)

Net unrealized appreciation	$92,106,042

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2018.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	131,142	307,126	$7,751,764	$15,850,176
Shares issued in reinvestment of distributions	401,687	226,684	23,052,799	11,465,663
Shares redeemed	(542,535)	(774,660)	(31,574,803)	(40,887,713)

Net decrease	(9,706)	(240,850)	$(770,240)	$(13,571,874)

Class B
Shares sold	453,785	484,079	$25,080,408	$24,170,743
Shares issued in reinvestment of distributions	498,629	282,504	27,070,582	13,633,647
Shares redeemed	(608,637)	(1,336,010)	(33,338,740)	(68,983,795)

Net increase (decrease)	343,777	(569,427)	$18,812,250	$(31,179,405)

At December 31, 2018, certain shareholders of the Portfolio owned 63% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

16

AB Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$581,143	$–0	–
Net long-term capital gains	49,542,238	25,099,310

Total taxable distributions paid	$50,123,381	$25,099,310

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,266,247
Undistributed capital gains	66,227,880
Unrealized appreciation/(depreciation)	92,106,042	(a)

Total accumulated earnings/(deficit)	$161,600,169

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE J: Subsequent Events

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of AB Growth Portfolio (the “Acquired Portfolio,” and together with the Portfolio, the “Portfolios”) by the Portfolio, each a series of the Fund. The Portfolios have the same investment objective and similar investment strategies.

At the time of the acquisition, all of the Acquired Portfolio’s assets and liabilities will be transferred to the Portfolio, and shareholders of the Acquired Portfolio will receive shares of the same class of the Portfolio.

17

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Acquired Portfolio will distribute to its shareholders information about the acquisition. The acquisition does not require approval of either Portfolio’s shareholders. The acquisition is expected to be consummated on or about April 18, 2019.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

18

LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$56.34	$45.22	$49.50	$48.83	$42.78

Income From Investment Operations
Net investment income (loss) (a)	.02	(b)	.02	(b)	(.03	)(b)†	.02	.02
Net realized and unrealized gain on investment transactions	2.09	14.10	1.44	5.33	6.03
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase in net asset value from operations	2.11	14.12	1.41	5.35	6.05

Less: Distributions
Distributions from net realized gain on investment transactions	(6.70)	(3.00)	(5.69)	(4.68)	–0	–

Net asset value, end of period	$51.75	$56.34	$45.22	$49.50	$48.83

Total Return
Total investment return based on net asset value (d)	2.58%	31.98	%*	2.63	%†*	11.11	%*	14.14	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$190,899	$208,392	$178,136	$191,568	$189,620
Ratio to average net assets of:
Expenses, net of waivers/reimbursements ‡	.68%	.70%	.85%	.82%	.83%
Expenses, before waivers/reimbursements ‡	.68%	.70%	.85%	.82%	.83%
Net investment income (loss)	.04	%(b)	.03	%(b)	(.07	)%(b)†	.04%	.04%
Portfolio turnover rate	46%	48%	59%	65%	65%

‡ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	0	%(e)	0%	0%	0%	0%

See footnote summary on page 20.

19

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$53.70	$43.32	$47.77	$47.38	$41.62

Income From Investment Operations
Net investment loss (a)	(.12	)(b)	(.11	)(b)	(.14	)(b)†	(.10)	(.09)
Net realized and unrealized gain on investment transactions	2.03	13.49	1.38	5.17	5.85
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase in net asset value from operations	1.91	13.38	1.24	5.07	5.76

Less: Distributions
Distributions from net realized gain on investment transactions	(6.70)	(3.00)	(5.69)	(4.68)	–0	–

Net asset value, end of period	$48.91	$53.70	$43.32	$47.77	$47.38

Total Return
Total investment return based on net asset value (d)*	2.32%	31.67%	2.36	%†	10.86%	13.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$218,027	$220,934	$202,903	$267,171	$237,452
Ratio to average net assets of:
Expenses, net of waivers/reimbursements ‡	.93%	.95%	1.10%	1.07%	1.08%
Expenses, before waivers/reimbursements ‡	.93%	.95%	1.10%	1.07%	1.08%
Net investment loss	(.21	)%(b)	(.21	)%(b)	(.32	)%(b)†	(.21)%	(.21)%
Portfolio turnover rate	46%	48%	59%	65%	65%

‡ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	0	%(e)	0%	0%	0%	0%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Less than 0.01%.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.005	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .03%, .01%, .09% and .02%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Large Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Large Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

21

2018 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2018. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

22

LARGE CAP GROWTH PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”) – AB Large Cap Growth Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
6,856,691	301,837	313,825

*	Mr. Foulk retired on December 31, 2018.

23

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1)	Carol C. McMullen(1) Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)
Robert M. Keith, President and Chief Executive Officer

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar,(2) Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

LARGE CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	95	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

27

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Frank V. Caruso 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Vinay Thapar 40	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

28

LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Large Cap Growth Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement,

29

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

30

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

31

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

32

AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable. The directors noted that the reduction in the advisory fee rate effective since February 3, 2017 would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

33

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since February 3, 2017) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other AB Funds with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since February 3, 2017, when the advisory fee rate was reduced. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

34

VPS-LCG-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	REAL ESTATE INVESTMENT PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. held on November 6-8, 2018, the Board approved the liquidation and termination of the Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or shortly after April 19, 2019 and will convert its assets to cash shortly before this date. The insurance company separate accounts through which owners of variable insurance contracts hold interests in the Portfolio will give such Contractholders notice of the Liquidation as well as information about allocating their variable insurance contract assets to other investment options available under their contracts.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio’s investment policies seek to emphasize investment in companies determined by the Adviser to be undervalued relative to their peers. The Portfolio may invest in short-term investment-grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (“FTSE NAREIT”) Equity REIT Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2018.

For the annual period, all share classes of the Portfolio underperformed the primary benchmark. Stock selection detracted, relative to the benchmark, mainly within the diversified and industrial/office sectors, while selection in the specialty sector contributed. Sector selection contributed to returns, primarily from an underweight to the specialty sector and an overweight to the residential sector, which was partially offset by an underweight to health care.

The Portfolio did not utilize derivatives nor was the Portfolio’s performance affected by leverage during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The US real estate market fell during the annual period ended December 31, 2018, reflecting monetary tightening and expectations of slowing economic growth. The FTSE NAREIT Equity REIT Index finished the annual period down 4.04%. The S&P 500 Index also declined, falling 4.38% during the same period.

1

AB Variable Products Series Fund

Most segments of the US property market were characterized by balanced fundamentals. Overall, demand growth remained healthy and supply growth normalized. Therefore, cash-flow growth was decelerating and nearing average levels. In the industrials sector, growth in e-commerce retailing supported ongoing demand growth, which resulted in high occupancy levels and strong rent growth. Fundamentals in the self-storage sector modestly weakened due to an increase of new supply in several cities. In the office sector, robust demand together with reasonable supply growth resulted in more leasing activity in most major cities, especially along the West Coast. Demand for space at high-quality retail malls and shopping centers remained healthy, though the costs necessary for landlords to lease vacated space rose. In the residential sector, rent growth has improved from low levels as supply growth abated, especially in coastal markets.

The Portfolio’s Senior Investment Management Team continues its search to find attractive opportunities across a range of sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

2

REAL ESTATE INVESTMENT PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The FTSE® NAREIT Equity REIT Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index (market-value weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

REAL ESTATE INVESTMENT PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Real Estate Investment Portfolio Class A2	-4.13%	6.82%	12.09%

Real Estate Investment Portfolio Class B2	-4.45%	6.54%	11.82%

Primary Benchmark: FTSE NAREIT Equity REIT Index	-4.04%	8.32%	12.53%

S&P 500 Index	-4.38%	8.49%	13.12%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2018, by 0.04%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.05% and 1.30% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 TO 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Real Estate Investment Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

REAL ESTATE INVESTMENT PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$949.30	$5.70	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.36	$5.90	1.16%

Class B
Actual	$1,000	$947.30	$6.92	1.41%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.10	$7.17	1.41%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$3,000,302	6.7%
American Tower Corp.	2,980,300	6.7
Prologis, Inc.	2,093,368	4.7
Equinix, Inc.	1,856,933	4.2
Crown Castle International Corp.	1,698,973	3.8
Digital Realty Trust, Inc.	1,451,744	3.2
Essex Property Trust, Inc.	1,427,122	3.2
HCP, Inc.	1,299,024	2.9
Alexandria Real Estate Equities, Inc.	1,249,202	2.8
Mid-America Apartment Communities, Inc.	1,182,852	2.6

	$18,239,820	40.8%

INDUSTRY BREAKDOWN2

December 31, 2018 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Specialized REITs	$11,059,854	24.8%
Residential REITs	8,045,805	18.1
Retail REITs	7,040,510	15.8
Industrial REITs	4,502,693	10.1
Office REITs	4,334,913	9.7
Health Care REITs	3,653,874	8.2
Hotel & Resort REITs	2,082,443	4.7
Diversified REITs	1,950,269	4.4
Real Estate Operating Companies	714,974	1.6
IT Consulting & Other Services	401,325	0.9
Alternative Carriers	344,656	0.8
Short-Term Investments	384,131	0.9

Total Investments	$44,515,447	100.0%

1	Long-term investments.

2	The Portfolio’s industry breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

7

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.0%

REAL ESTATE–97.3%
DIVERSIFIED REITS–4.4%
Armada Hoffler Properties, Inc.	51,170	$719,450
Empire State Realty Trust, Inc.–Class A	36,510	519,537
VEREIT, Inc.	99,480	711,282

		1,950,269

HEALTH CARE REITS–8.2%
HCP, Inc.	46,510	1,299,024
Medical Properties Trust, Inc.	55,310	889,385
Omega Healthcare Investors, Inc.	19,820	696,673
Sabra Health Care REIT, Inc.	46,650	768,792

		3,653,874

HOTEL & RESORT REITS–4.7%
Park Hotels & Resorts, Inc.	34,260	890,075
Pebblebrook Hotel Trust	16,490	466,832
RLJ Lodging Trust	44,240	725,536

		2,082,443

INDUSTRIAL REITS–10.1%
Duke Realty Corp.	38,000	984,200
Prologis, Inc.	35,650	2,093,368
Rexford Industrial Realty, Inc.	21,790	642,151
STAG Industrial, Inc.	31,470	782,974

		4,502,693

OFFICE REITS–9.7%
Alexandria Real Estate Equities, Inc.	10,840	1,249,202
Boston Properties, Inc.	9,550	1,074,852
Brandywine Realty Trust	31,560	406,177
City Office REIT, Inc.	21,200	217,300
Highwoods Properties, Inc.	16,730	647,284
Kilroy Realty Corp.	11,770	740,098

		4,334,913

REAL ESTATE OPERATING COMPANIES–1.6%
Essential Properties Realty Trust, Inc.	51,660	714,974

RESIDENTIAL REITS–18.0%
American Campus Communities, Inc.	22,990	951,556
American Homes 4 Rent–Class A	45,450	902,183
Apartment Investment & Management Co.–Class A	16,790	736,745
Camden Property Trust	12,100	1,065,405
Essex Property Trust, Inc.	5,820	1,427,122
Independence Realty Trust, Inc.	74,290	681,982
Mid-America Apartment Communities, Inc.	12,360	1,182,852
Sun Communities, Inc.	10,795	1,097,960

		8,045,805

RETAIL REITS–15.8%
Agree Realty Corp.	10,870	642,634
Brixmor Property Group, Inc.	46,400	681,616

Macerich Co. (The)	16,400	$709,792
National Retail Properties, Inc.	18,820	912,958
Regency Centers Corp.	18,630	1,093,208
Simon Property Group, Inc.	17,860	3,000,302

		7,040,510

SPECIALIZED REITS–24.8%
American Tower Corp.	18,840	2,980,300
Crown Castle International Corp.	15,640	1,698,973
CubeSmart	26,300	754,547
Digital Realty Trust, Inc.	13,625	1,451,744
EPR Properties	7,790	498,794
Equinix, Inc.	5,267	1,856,933
MGM Growth Properties LLC–Class A	23,260	614,297
National Storage Affiliates Trust	27,842	736,699
Public Storage	2,310	467,567

		11,059,854

		43,385,335

SOFTWARE & SERVICES–0.9%
IT CONSULTING & OTHER SERVICES–0.9%
InterXion Holding NV(a)	7,410	401,325

TELECOMMUNICATION SERVICES–0.8%
ALTERNATIVE CARRIERS–0.8%
Zayo Group Holdings, Inc.(a)	15,090	344,656

Total Common Stocks (cost $40,974,546)		44,131,316

SHORT-TERM INVESTMENTS–0.9%
INVESTMENT COMPANIES–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(b) (c) (d) (cost $384,131)	384,131	384,131

Total Investments–99.9% (cost $41,358,677)		44,515,447
Other assets less liabilities–0.1%		44,279

Net Assets–100.0%		$44,559,726

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $40,974,546)	$44,131,316
Affiliated issuers (cost $384,131)	384,131
Cash	16,872
Foreign currencies, at value (cost $8,329)	7,319
Unaffiliated dividends receivable	235,902
Receivable for capital stock sold	7,034
Affiliated dividends receivable	808

Total assets	44,783,382

LIABILITIES
Payable for capital stock redeemed	114,037
Audit and tax fee payable	43,825
Advisory fee payable	20,493
Administrative fee payable	17,636
Printing fee payable	11,302
Distribution fee payable	3,418
Transfer Agent fee payable	206
Accrued expenses	12,739

Total liabilities	223,656

NET ASSETS	$44,559,726

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,401
Additional paid-in capital	39,587,571
Distributable earnings	4,966,754

$44,559,726

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$28,312,523	3,440,001	$8.23

B	$16,247,203	1,961,164	$8.28

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$1,429,448
Affiliated issuers	3,461
Interest	554

1,433,463

EXPENSES
Advisory fee (see Note B)	266,442
Distribution fee—Class B	44,908
Transfer agency—Class A	2,719
Transfer agency—Class B	1,601
Administrative	69,147
Custodian	60,813
Audit and tax	57,221
Legal	33,573
Printing	26,321
Directors’ fees	24,784
Miscellaneous	1,505

Total expenses	589,034
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(240)

Net expenses	588,794

Net investment income	844,669

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	871,768
Net change in unrealized appreciation/depreciation of:
Investments	(3,791,877)
Foreign currency denominated assets and liabilities	(539)

Net loss on investment and foreign currency transactions	(2,920,648)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,075,979)

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$844,669	$760,056
Net realized gain on investments	871,768	2,155,889
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,792,416)	387,706

Net increase (decrease) in net assets from operations	(2,075,979)	3,303,651
Distributions to Shareholders*
Class A	(1,810,383)	(2,382,678)
Class B	(1,040,949)	(1,265,858)
CAPITAL STOCK TRANSACTIONS
Net decrease	(2,317,584)	(761,253)

Total decrease	(7,244,895)	(1,106,138)
NET ASSETS
Beginning of period	51,804,621	52,910,759

End of period	$44,559,726	$51,804,621

*	The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note J, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Real Estate Investment Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

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AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$44,131,316		$–0	–	$–0	–	$44,131,316
Short-Term Investments	384,131		–0	–	–0	–	384,131

Total Investments in Securities	44,515,447		–0	–	–0	–	44,515,447
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$44,515,447		$–0	–	$–0	–	$44,515,447

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

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AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,147.

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $157.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$7,420	$7,036	$384	$2
Government Money Market Portfolio*	0	3,750	3,750	0	1

Total				$384	$3

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $26,384, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$27,866,185		$31,215,172
U.S. government securities	–0	–	–0	–

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AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$41,400,757

Gross unrealized appreciation	$5,357,817
Gross unrealized depreciation	(2,243,127)

Net unrealized appreciation	$3,114,690

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2018.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned net securities lending income of $719 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended December 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $83. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	345,301	209,630	$3,011,165	$1,934,567
Shares issued in reinvestment of dividends and distributions	205,026	270,759	1,810,383	2,382,678
Shares redeemed	(719,541)	(701,136)	(6,248,644)	(6,508,769)

Net decrease	(169,214)	(220,747)	$(1,427,096)	$(2,191,524)

Class B
Shares sold	254,492	347,042	$2,205,695	$3,209,095
Shares issued in reinvestment of dividends and distributions	117,093	142,873	1,040,950	1,265,858
Shares redeemed	(474,239)	(326,273)	(4,137,133)	(3,044,682)

Net increase (decrease)	(102,654)	163,642	$(890,488)	$1,430,271

At December 31, 2018, certain shareholders of the Portfolio owned 62% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

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AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$890,888	$1,214,271
Net long-term capital gains	1,960,444	2,434,265

Total taxable distributions paid	$2,851,332	$3,648,536

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$922,456
Undistributed capital gains	930,618
Unrealized appreciation/(depreciation)	3,113,680	(a)

Total accumulated earnings/(deficit)	$4,966,754

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE K: Subsequent Events

At a meeting of the Board of the Fund held on November 6-8, 2018, the Board approved the liquidation and termination of the Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or shortly after April 19, 2019 and will convert its assets to cash shortly before this date. The insurance company separate accounts through which owners of variable insurance contracts hold interests in the Portfolio will give such contract holders notice of the Liquidation as well as information about allocating their variable insurance contract assets to other investment options available under their contracts.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

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REAL ESTATE INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$9.11		$9.22		$9.08		$10.00	$11.18

Income From Investment Operations
Net investment income (a)	.16	(b)	.14	(b)	.18	(b)†	.18	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)		.44		.56		(.12)	2.39

Net increase (decrease) in net asset value from operations	(.34)		.58		.74		.06	2.53

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.17)		(.15)		(.15)	(.37)
Distributions from net realized gain on investment transactions	(.37)		(.52)		(.45)		(.83)	(3.34)

Total dividends and distributions	(.54)		(.69)		(.60)		(.98)	(3.71)

Net asset value, end of period	$8.23		$9.11		$9.22		$9.08	$10.00

Total Return
Total investment return based on net asset value (c)	(4.13	)%*	6.53%		7.76	%†	.80%	25.35%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,313		$32,883		$35,294		$35,970	$38,003
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12%		1.05%		1.08%		1.07%	1.08%
Expenses, before waivers/reimbursements	1.12%		1.05%		1.08%		1.07%	1.08%
Net investment income	1.84	%(b)	1.54	%(b)	1.90	%(b)†	1.91%	1.26%
Portfolio turnover rate	58%		59%		77%		67%	67%

See footnote summary on page 22.

21

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$9.17		$9.27		$9.14		$10.05	$11.22

Income From Investment Operations
Net investment income (a)	.14	(b)	.12	(b)	.15	(b)†	.16	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.51)		.45		.56		(.11)	2.40

Net increase (decrease) in net asset value from operations	(.37)		.57		.71		.05	2.51

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.15)		(.13)		(.13)	(.34)
Distributions from net realized gain on investment transactions	(.37)		(.52)		(.45)		(.83)	(3.34)

Total dividends and distributions	(.52)		(.67)		(.58)		(.96)	(3.68)

Net asset value, end of period	$8.28		$9.17		$9.27		$9.14	$10.05

Total Return
Total investment return based on net asset value (c)	(4.45	)%*	6.37%		7.38	%†	.66%	24.96%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,247		$18,921		$17,617		$13,888	$13,301
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.37%		1.30%		1.34%		1.33%	1.33%
Expenses, before waivers/reimbursements	1.37%		1.30%		1.34%		1.33%	1.33%
Net investment income	1.58	%(b)	1.32	%(b)	1.56	%(b)†	1.67%	1.03%
Portfolio turnover rate	58%		59%		77%		67%	67%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2018 by .04%.

22

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Real Estate Investment Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Real Estate Investment Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

23

2018 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2018. For corporate shareholders, 1.79% of dividends paid qualify for the dividends received deduction.

24

REAL ESTATE INVESTMENT PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Real Estate Investment Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
4,268,235	40,737	352,056

*	Mr. Foulk retired on December 31, 2018.

25

REAL ESTATE INVESTMENT

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Eric J. Franco(2), Vice President Ajit D. Ketkar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Ernst & Young LLP 5 Times Square New York, NY 10036

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by its senior management team. Messrs. Franco and Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

26

REAL ESTATE INVESTMENT PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

DISINTERESTED DIRECTORS

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

27

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

28

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	95	None

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

29

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Eric J. Franco 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Ajit D. Ketkar 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the adviser at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

30

AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Real Estate Investment Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement,

31

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

32

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

33

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Real Estate Investment Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

34

AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

35

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

36

VPS-REI-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2018.

All share classes of the Portfolio outperformed the benchmark for the annual period. Strong fundamental execution, against a backdrop that rewarded fundamental outperformers, drove much of the outperformance. Security selection contributed across most sectors, relative to the benchmark, particularly in technology, consumer/commercial services and health care. Stock selection in producer durables and financials detracted. A modest overweight to energy also detracted, given pronounced weakness in underlying commodity prices.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year that continued through much of the third quarter when US stock indices reached record highs, a sharply lower fourth quarter put most major US indices into negative territory for the year. Volatility spiked toward the end of 2018, as investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment. Escalating trade tensions and slowing growth in China further dampened the growth outlook. The US Federal Reserve raised rates four times during 2018 as expected, but softened its tone in December, signaling that it might slow its pace of rate hikes in 2019. For the full year, US growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. The Portfolio remains overweight in secular growth companies that have unique drivers or company-specific initiatives to support their future earnings growth, regardless of the macro backdrop. At the end of the reporting period, consumer/commercial services reflected the Portfolio’s largest overweight, with financial services the largest underweight.

1

SMALL CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small Cap Growth Portfolio Class A2	-0.89%	6.53%	16.64%

Small Cap Growth Portfolio Class B2	-1.11%	6.26%	16.34%

Russell 2000 Growth Index	-9.31%	5.13%	13.52%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2018, by 0.05%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.38% and 1.62% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.90% and 1.15% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2020 and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 to 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$847.10	$4.52	0.97%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.32	$4.94	0.97%

Class B
Actual	$1,000	$845.70	$5.68	1.22%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.06	$6.21	1.22%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Planet Fitness, Inc.	$1,320,553	2.1%
Five Below, Inc.	1,247,485	2.0
Vocera Communications, Inc.	1,212,256	1.9
Etsy, Inc.	1,132,451	1.8
LHC Group, Inc.	1,078,681	1.7
iRhythm Technologies, Inc.	1,075,411	1.7
Bright Horizons Family Solutions, Inc.	1,012,523	1.6
Ingevity Corp.	991,476	1.6
Trade Desk, Inc. (The)—Class A	982,912	1.6
Teladoc Health, Inc.	967,606	1.6

	$11,021,354	17.6%

SECTOR BREAKDOWN2

December 31, 2018 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$15,062,469	24.0%
Information Technology	13,887,693	22.2
Consumer Discretionary	11,918,667	19.0
Industrials	10,930,643	17.4
Financials	5,094,917	8.1
Consumer Staples	1,702,948	2.7
Materials	1,618,445	2.6
Energy	1,367,609	2.2
Short-Term	1,148,012	1.8

Total Investments	$62,731,403	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%
HEALTH CARE–24.0%
BIOTECHNOLOGY–10.6%
Adamas Pharmaceuticals, Inc.(a)(b)	23,425	$200,049
Aimmune Therapeutics, Inc.(a)	15,553	372,028
Allakos, Inc.(a)(b)	4,958	259,155
Allogene Therapeutics, Inc.(a)	9,841	265,018
Ascendis Pharma A/S (Sponsored ADR)(a)	5,261	329,602
BeiGene Ltd. (Sponsored ADR)(a)	2,927	410,541
Biohaven Pharmaceutical Holding Co., Ltd.(a)	11,398	421,498
Blueprint Medicines Corp.(a)	7,172	386,643
Deciphera Pharmaceuticals, Inc.(a)	11,191	234,899
Exact Sciences Corp.(a)	13,665	862,261
Loxo Oncology, Inc.(a)	4,257	596,278
Madrigal Pharmaceuticals, Inc.(a)	2,430	273,910
Neurocrine Biosciences, Inc.(a)	6,350	453,453
NuCana PLC (ADR)(a)(b)	10,866	157,557
Rubius Therapeutics, Inc.(a)(b)	17,830	286,706
Sage Therapeutics, Inc.(a)	2,606	249,629
Sarepta Therapeutics, Inc.(a)	2,800	305,564
Ultragenyx Pharmaceutical, Inc.(a)	8,033	349,275
Y-mAbs Therapeutics, Inc.(a)	11,295	229,740

		6,643,806

HEALTH CARE EQUIPMENT & SUPPLIES–4.0%
iRhythm Technologies, Inc.(a)	15,478	1,075,411
Penumbra, Inc.(a)	5,493	671,245
Tactile Systems Technology, Inc.(a)	16,799	765,195

		2,511,851

HEALTH CARE PROVIDERS & SERVICES–2.1%
Guardant Health, Inc.(a)(b)	6,706	252,079
LHC Group, Inc.(a)	11,490	1,078,681

		1,330,760

HEALTH CARE TECHNOLOGY–3.5%
Teladoc Health, Inc.(a)	19,520	967,606
Vocera Communications, Inc.(a)	30,807	1,212,256

		2,179,862

LIFE SCIENCES TOOLS & SERVICES–1.5%
ICON PLC(a)	7,172	926,694

PHARMACEUTICALS–2.3%
Aerie Pharmaceuticals, Inc.(a)	9,015	325,441
Aquestive Therapeutics, Inc.(a)	13,573	85,510
GW Pharmaceuticals PLC (Sponsored ADR)(a)	2,368	230,620
Intersect ENT, Inc.(a)	20,790	585,862
Revance Therapeutics, Inc.(a)	12,025	242,063

		1,469,496

		15,062,469

INFORMATION TECHNOLOGY–22.1%
COMMUNICATIONS EQUIPMENT–1.0%
Ciena Corp.(a)	18,495	$627,166

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.5%
Littelfuse, Inc.	3,850	660,198
Novanta, Inc.(a)	14,100	888,300

		1,548,498

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.5%
Cree, Inc.(a)	11,530	493,196
Monolithic Power Systems, Inc.	4,221	490,691
Silicon Laboratories, Inc.(a)	10,624	837,277
Universal Display Corp.(b)	4,110	384,573

		2,205,737

SOFTWARE–14.1%
2U, Inc.(a)	6,627	329,495
Altair Engineering, Inc.–Class A(a)	27,482	757,954
Aspen Technology, Inc.(a)	8,173	671,657
Blackline, Inc.(a)	14,212	581,981
Bottomline Technologies DE, Inc.(a)	5,260	252,480
Guidewire Software, Inc.(a)	6,416	514,756
HubSpot, Inc.(a)	7,490	941,718
New Relic, Inc.(a)	11,386	921,924
Paylocity Holding Corp.(a)	6,149	370,231
Rapid7, Inc.(a)	28,570	890,241
RingCentral, Inc.–Class A(a)	9,480	781,531
SailPoint Technologies Holding, Inc.(a)	37,088	871,197
Trade Desk, Inc. (The)–Class A(a)	8,469	982,912

		8,868,077

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.0%
Pure Storage, Inc.–Class A(a)	39,690	638,215

		13,887,693

CONSUMER DISCRETIONARY–19.0%
DISTRIBUTORS–1.5%
Pool Corp.	6,187	919,698

DIVERSIFIED CONSUMER SERVICES–4.2%
Bright Horizons Family Solutions, Inc.(a)	9,085	1,012,523
Grand Canyon Education, Inc.(a)	8,014	770,466
Strategic Education, Inc.	7,650	867,663

		2,650,652

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–4.9%
Hilton Grand Vacations, Inc.(a)	32,578	$859,734
Planet Fitness, Inc.(a)	24,628	1,320,553
Wingstop, Inc.	13,686	878,504

		3,058,791

INTERNET & DIRECT MARKETING RETAIL–3.7%
Etsy, Inc.(a)	23,806	1,132,451
GrubHub, Inc.(a)	8,730	670,551
Wayfair, Inc.–Class A(a)	6,085	548,137

		2,351,139

MULTILINE RETAIL–1.4%
Ollie’s Bargain Outlet Holdings, Inc.(a)	12,872	856,117

SPECIALTY RETAIL–3.3%
Five Below, Inc.(a)	12,192	1,247,485
Sleep Number Corp.(a)	26,309	834,785

		2,082,270

		11,918,667

INDUSTRIALS–17.4%
AEROSPACE & DEFENSE–2.4%
Hexcel Corp.	12,594	722,140
Mercury Systems, Inc.(a)	17,080	807,713

		1,529,853

BUILDING PRODUCTS–0.9%
Armstrong World Industries, Inc.	10,061	585,651

COMMERCIAL SERVICES & SUPPLIES–1.8%
Cimpress NV(a)	3,105	321,119
Tetra Tech, Inc.	16,045	830,650

		1,151,769

CONSTRUCTION & ENGINEERING–0.8%
Dycom Industries, Inc.(a)	9,323	503,815

INDUSTRIAL CONGLOMERATES–0.6%
Carlisle Cos., Inc.	3,442	345,990

MACHINERY–6.5%
Gardner Denver Holdings, Inc.(a)	33,429	683,623
Gates Industrial Corp. PLC(a)	33,864	448,359
IDEX Corp.	5,732	723,722
Lincoln Electric Holdings, Inc.	8,149	642,549
Nordson Corp.	6,360	759,066
RBC Bearings, Inc.(a)	6,173	809,280

		4,066,599

ROAD & RAIL–2.3%
Knight-Swift Transportation Holdings, Inc.	25,940	650,316
Saia, Inc.(a)	13,710	765,292

		1,415,608

TRADING COMPANIES & DISTRIBUTORS–2.1%
H&E Equipment Services, Inc.	33,566	$685,418
SiteOne Landscape Supply, Inc.(a)	11,687	645,940

		1,331,358

		10,930,643

FINANCIALS–8.1%
BANKS–3.3%
Cadence BanCorp	33,040	554,411
Sterling Bancorp./DE	20,530	338,951
Western Alliance Bancorp(a)	18,072	713,663
Wintrust Financial Corp.	7,374	490,297

		2,097,322

CAPITAL MARKETS–3.4%
Hamilton Lane, Inc.–Class A	21,982	813,334
Houlihan Lokey, Inc.	18,280	672,704
Stifel Financial Corp.	15,137	626,975

		2,113,013

INSURANCE–1.4%
Trupanion, Inc.(a)(b)	34,744	884,582

		5,094,917

CONSUMER STAPLES–2.7%
FOOD & STAPLES RETAILING–1.3%
Chefs’ Warehouse, Inc. (The)(a)	24,951	797,933

FOOD PRODUCTS–1.4%
Freshpet, Inc.(a)(b)	28,141	905,015

		1,702,948

MATERIALS–2.6%
CHEMICALS–2.6%
Ingevity Corp.(a)	11,847	991,476
PolyOne Corp.	21,922	626,969

		1,618,445

ENERGY–2.2%
ENERGY EQUIPMENT & SERVICES–0.6%
Oil States International, Inc.(a)	24,731	353,158

OIL, GAS & CONSUMABLE FUELS–1.6%
Magnolia Oil & Gas Corp.(a)	45,170	506,356
Matador Resources Co.(a)	32,717	508,095

		1,014,451

		1,367,609

Total Common Stocks (cost $59,042,115)		61,583,391

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–1.8%
INVESTMENT COMPANIES–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $1,148,012)	1,148,012	$1,148,012

Total Investments Before Security Lending Collateral for Securities Loaned–99.9% (cost $60,190,127)		62,731,403

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.9%
INVESTMENT COMPANIES–3.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $2,447,151)	2,447,151	$2,447,151

TOTAL INVESTMENTS–103.8% (cost $62,637,278)		65,178,554
Other assets less liabilities–(3.8)%		(2,358,467)

NET ASSETS–100.0%		$62,820,087

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR–American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $59,042,115)	$61,583,391	(a)
Affiliated issuers (cost $3,595,163—including investment of cash collateral for securities loaned of $2,447,151)	3,595,163
Cash	6,396
Receivable for investment securities sold	212,943
Receivable for capital stock sold	91,386
Unaffiliated dividends receivable	19,815
Affiliated dividends receivable	2,487

Total assets	65,511,581

LIABILITIES
Payable for collateral received on securities loaned	2,447,151
Payable for investment securities purchased	119,827
Payable for capital stock redeemed	25,470
Advisory fee payable	22,563
Administrative fee payable	17,822
Distribution fee payable	8,305
Transfer Agent fee payable	206
Accrued expenses	50,150

Total liabilities	2,691,494

NET ASSETS	$62,820,087

COMPOSITION OF NET ASSETS
Capital stock, at par…	$4,039
Additional paid-in capital	51,489,472
Distributable earnings	11,326,576

	$62,820,087

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$22,724,279	1,370,923	$16.58

B	$40,095,808	2,668,405	$15.03

(a)	Includes securities on loan with a value of $2,389,804 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$218,747
Affiliated issuers	65,448
Interest	1,538

285,733

EXPENSES
Advisory fee (see Note B)	513,610
Distribution fee—Class B	103,777
Transfer agency—Class A	1,679
Transfer agency—Class B	2,521
Custodian	85,034
Administrative	70,087
Audit and tax	43,727
Legal	33,504
Directors’ fees	24,782
Printing	9,562
Miscellaneous	1,621

Total expenses	889,904
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(64,467)

Net expenses	825,437

Net investment loss	(539,704)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	9,717,843
Net change in unrealized appreciation/depreciation of investments	(11,367,796)

Net loss on investment transactions	(1,649,953)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,189,657)

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(539,704)	$(531,122)
Net realized gain on investment transactions	9,717,843	5,252,652
Net change in unrealized appreciation/depreciation of investments	(11,367,796)	7,427,912

Net increase (decrease) in net assets from operations	(2,189,657)	12,149,442
Distributions to Shareholders
Class A	(1,292,890)	–0	–
Class B	(2,385,487)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	19,253,347	(213,569)

Total increase	13,385,313	11,935,873
NET ASSETS
Beginning of period	49,434,774	37,498,901

End of period	$62,820,087	$49,434,774

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investors except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. Effective August 10, 2015, the Portfolio reopened to new investors.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or

12

AB Variable Products Series Fund

more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$61,583,391		$–0	–	$–0	–	$61,583,391
Short-Term Investments	1,148,012		–0	–	–0	–	1,148,012
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,447,151		–0	–	–0	–	2,447,151

Total Investments in Securities	65,178,554		–0	–	–0	–	65,178,554
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$65,178,554		$–0	–	$–0	–	$65,178,554

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

14

AB Variable Products Series Fund

Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .90% and 1.15% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2018, such reimbursements/waivers amounted to $59,676. This fee waiver and/or expense reimbursement agreement extends through May 1, 2020 and then may be extended by the Adviser for additional one-year terms.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $70,087.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $1,266.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$17,551	$16,403	$1,148	$19
Government Money Market Portfolio*	4,718	31,646	33,917	2,447	46

Total				$3,595	$65

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $34,380, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits

16

AB Variable Products Series Fund

payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$62,920,677		$48,440,749
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$63,761,694

Gross unrealized appreciation	$8,553,423
Gross unrealized depreciation	(7,136,563)

Net unrealized appreciation	$1,416,860

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2018.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had securities on loan with a value of $2,389,804 and had received cash collateral which has been invested into Government Money Market Portfolio of $2,447,151. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned net securities lending income of $45,947 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended December 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $3,525. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	117,606	75,951		$2,295,761	$1,157,881
Shares issued in reinvestment of distributions	64,580	–0	–	1,292,890	–0	–
Shares redeemed	(296,890)	(305,172)		(5,668,570)	(4,557,787)

Net decrease	(114,704)	(229,221)		$(2,079,919)	$(3,399,906)

Class B
Shares sold	1,857,692	543,353		$32,182,622	$7,927,078
Shares issued in reinvestment of distributions	131,359	–0	–	2,385,487	–0	–
Shares redeemed	(782,656)	(343,471)		(13,234,843)	(4,740,741)

Net increase	1,206,395	199,882		$21,333,266	$3,186,337

At December 31, 2018, certain shareholders of the Portfolio owned 74% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

18

AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Net long-term capital gains	$3,678,377	$–0	–

Total taxable distributions paid	$3,678,377	$–0	–

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$9,909,720
Unrealized appreciation/(depreciation)	1,416,860	(a)

Total accumulated earnings/(deficit)	$11,326,580

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$17.53		$13.07		$17.31		$20.97	$23.47

Income From Investment Operations
Net investment loss(a)	(.13	)(b)	(.18	)(b)	(.12	)(b)†	(.19)	(.15)
Net realized and unrealized gain (loss) on investment transactions	.14	+	4.64		1.05		.18	(.30)

Net increase (decrease) in net asset value from operations	.01		4.46		.93		(.01)	(.45)

Less: Distributions
Distributions from net realized gain on investment transactions	(.96)		0		(5.17)		(3.65)	(2.05)

Net asset value, end of period	$16.58		$17.53		$13.07		$17.31	$20.97

Total Return
Total investment return based on net asset value(c)*	(.89)%		34.12%		6.46	%†	(1.25)%	(1.81)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,724		$26,039		$22,405		$25,033	$28,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.06%		1.38%		1.48%		1.31%	1.11%
Expenses, before waivers/reimbursements(d)	1.15%		1.38%		1.49%		1.31%	1.11%
Net investment loss	(.65	)%(b)	(1.19	)%(b)	(.83	)%(b)†	(.92)%	(.67)%
Portfolio turnover rate	73%		69%		60%		72%	84%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$16.00		$11.96		$16.30		$20.00	$22.54

Income From Investment Operations
Net investment loss(a)	(.16	)(b)	(.20	)(b)	(.15	)(b)†	(.22)	(.19)
Net realized and unrealized gain (loss) on investment transactions	.15	+	4.24		.98		.17	(.30)

Net increase (decrease) in net asset value from operations	(.01)		4.04		.83		(.05)	(.49)

Less: Distributions
Distributions from net realized gain on investment transactions	(.96)		0		(5.17)		(3.65)	(2.05)

Net asset value, end of period	$15.03		$16.00		$11.96		$16.30	$20.00

Total Return
Total investment return based on net asset value(c)*	(1.11)%		33.78%		6.22	%†	(1.53)%	(2.08)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,096		$23,396		$15,094		$19,857	$59,763
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.30%		1.61%		1.73%		1.48%	1.34%
Expenses, before waivers/reimbursements(d)	1.40%		1.62%		1.74%		1.48%	1.34%
Net investment loss	(.88	)%(b)	(1.42	)%(b)	(1.08	)%(b)†	(1.10)%	(.89)%
Portfolio turnover rate	73%		69%		60%		72%	84%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018 and December 31, 2017, such waiver amounted to .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

+	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .05%, .03%, .08%, .02% and .01%, respectively.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

22

SMALL CAP GROWTH PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”) – AB Small Cap Growth Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
3,649,981	63,161	158,036

*	Mr. Foulk retired on December 31, 2018.

23

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Bruce K. Aronow(2), Vice President Samantha S. Lau(2), Vice President Wen-Tse Tseng(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Messrs. Aronow and Tseng, and Ms. Lau, members of the Adviser’s Small Cap Growth Investment Team, are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

SMALL CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	95	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

27

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Bruce K. Aronow 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Samantha S. Lau 46	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2014.

Wen-Tse Tseng 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abfunds.com, for a free prospectus or SAI.

28

SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Small Cap Growth Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed

29

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

30

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

31

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

32

AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

33

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for

34

AB Variable Products Series Fund

setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

35

VPS-SCG-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-US companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its primary benchmark, the Russell 2500 Value Index, in addition to the Russell 2500 Index, which represents small/mid-cap stocks, for the one-, five- and 10-year periods ended December 31, 2018.

All share classes of the Portfolio underperformed the primary benchmark and the Russell 2500 Index for the annual period. Stock selection in the consumer discretionary, industrials and financials sectors detracted, relative to the benchmark. An overweight and stock selection in technology contributed, as did stock selection in health care and real estate.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the year as investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off. The US Federal Reserve raised rates four times during 2018 as expected, but softened its tone in December, and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in China toward the end of the period. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their smaller-cap peers.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it believes are undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep value discipline. The Team remains focused on attractively valued opportunities, which the Team believes are widespread across most industry sectors and regions. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

1

SMALL/MID CAP VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL/MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small/Mid Cap Value Portfolio Class A2	-15.03%	4.42%	12.95%

Small/Mid Cap Value Portfolio Class B2	-15.29%	4.15%	12.67%

Primary Benchmark: Russell 2500 Value Index	-12.36%	4.16%	11.62%

Russell 2500 Index	-10.00%	5.15%	13.15%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2018, by 0.07%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82% and 1.07% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 TO 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Small/Mid Cap Value Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL/MID CAP VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$828.30	$3.73	0.81%	$3.78	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.12	$4.13	0.81%	$4.18	0.82%

Class B
Actual	$1,000	$827.00	$4.88	1.06%	$4.88	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.86	$5.40	1.06%	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Everest Re Group Ltd.	$11,767,751	2.1%
Reinsurance Group of America, Inc.—Class A	11,411,917	2.0
Zions Bancorp NA	9,506,516	1.7
US Foods Holding Corp.	9,243,626	1.7
Camden Property Trust	9,117,313	1.6
American Campus Communities, Inc.	8,999,262	1.6
Finisar Corp.	8,911,296	1.6
Sun Communities, Inc.	8,717,462	1.6
Alliant Energy Corp.	8,598,635	1.5
CubeSmart	8,541,702	1.5

	$94,815,480	16.9%

SECTOR BREAKDOWN2

December 31, 2018 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$126,581,255	22.6%
Information Technology	90,969,938	16.2
Industrials	81,223,314	14.5
Real Estate	62,546,273	11.2
Consumer Discretionary	51,308,090	9.2
Energy	34,652,343	6.2
Utilities	32,500,025	5.8
Consumer Staples	28,656,493	5.1
Materials	22,328,791	4.0
Health Care	18,150,781	3.2
Communication Services	6,986,530	1.2
Short-Term Investments	4,557,009	0.8

Total Investments	$560,460,842	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

FINANCIALS–22.5%
BANKS–10.0%
Associated Banc-Corp.	272,600	$5,394,754
Comerica, Inc.	93,110	6,395,726
Huntington Bancshares, Inc./OH	328,907	3,920,571
Sterling Bancorp./DE	388,550	6,414,960
Synovus Financial Corp.	169,224	5,413,476
Texas Capital Bancshares, Inc.(a)	122,097	6,237,936
Umpqua Holdings Corp.	424,753	6,753,573
Webster Financial Corp.	123,342	6,079,527
Zions Bancorp NA	233,346	9,506,516

		56,117,039

CONSUMER FINANCE–0.7%
OneMain Holdings, Inc.(a)	159,700	3,879,113

INSURANCE–9.4%
American Financial Group, Inc./OH	72,130	6,529,929
Everest Re Group Ltd.	54,040	11,767,751
First American Financial Corp.	154,590	6,900,898
Hanover Insurance Group, Inc. (The)	40,240	4,698,825
Kemper Corp.	13,080	868,250
Old Republic International Corp.	276,118	5,679,747
Reinsurance Group of America, Inc.–Class A	81,380	11,411,917
Selective Insurance Group, Inc.	79,995	4,874,895

		52,732,212

THRIFTS & MORTGAGE FINANCE–2.4%
BankUnited, Inc.	242,998	7,275,360
Essent Group Ltd.(a)	192,438	6,577,531

		13,852,891

		126,581,255

INFORMATION TECHNOLOGY–16.2%
COMMUNICATIONS EQUIPMENT–2.7%
Finisar Corp.(a)	412,560	8,911,296
NetScout Systems, Inc.(a)	261,010	6,167,666

		15,078,962

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.5%
Anixter International, Inc.(a)	56,729	3,080,952
Avnet, Inc.	188,680	6,811,348
CDW Corp./DE	27,390	2,219,960
Sanmina Corp.(a)	81,240	1,954,634

		14,066,894

IT SERVICES–3.7%
Amdocs Ltd.	103,130	6,041,355
Booz Allen Hamilton Holding Corp.	144,186	6,498,463
Genpact Ltd.	310,450	8,379,046

		20,918,864

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.7%
Cypress Semiconductor Corp.	451,420	$5,742,063
Kulicke & Soffa Industries, Inc.	104,140	2,110,918
MaxLinear, Inc.–Class A(a)	254,477	4,478,795
Mellanox Technologies Ltd.(a)	30,980	2,861,932

		15,193,708

SOFTWARE–3.2%
CommVault Systems, Inc.(a)	63,553	3,755,347
Nuance Communications, Inc.(a)	487,415	6,448,500
Verint Systems, Inc.(a)	181,270	7,669,534

		17,873,381

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.4%
NCR Corp.(a)	339,607	7,838,129

		90,969,938

INDUSTRIALS–14.4%
AEROSPACE & DEFENSE–0.3%
AAR Corp.	50,765	1,895,565

AIR FREIGHT & LOGISTICS–0.6%
Atlas Air Worldwide Holdings, Inc.(a)	74,090	3,125,857

AIRLINES–3.4%
Alaska Air Group, Inc.	134,200	8,166,070
Hawaiian Holdings, Inc.	177,720	4,693,585
SkyWest, Inc.	139,861	6,219,619

		19,079,274

COMMERCIAL SERVICES & SUPPLIES–0.8%
Steelcase, Inc.–Class A	323,105	4,791,647

CONSTRUCTION & ENGINEERING–3.5%
AECOM(a)	161,505	4,279,883
Granite Construction, Inc.	118,740	4,782,847
Quanta Services, Inc.	216,465	6,515,596
Tutor Perini Corp.(a)	263,480	4,207,776

		19,786,102

ELECTRICAL EQUIPMENT–2.2%
EnerSys	70,720	5,488,579
Regal Beloit Corp.	98,462	6,897,263

		12,385,842

MACHINERY–2.2%
Oshkosh Corp.	101,190	6,203,959
SPX FLOW, Inc.(a)	82,125	2,498,242
Terex Corp.	133,710	3,686,385

		12,388,586

TRADING COMPANIES & DISTRIBUTORS–1.4%
BMC Stock Holdings, Inc.(a)	244,141	3,779,303
MRC Global, Inc.(a)	326,340	3,991,138

		7,770,441

		81,223,314

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

REAL ESTATE–11.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–11.1%
American Campus Communities, Inc.	217,426	$8,999,262
Camden Property Trust	103,547	9,117,313
CubeSmart	297,724	8,541,702
Empire State Realty Trust, Inc.–Class A	516,882	7,355,231
MGM Growth Properties LLC–Class A	206,922	5,464,810
Park Hotels & Resorts, Inc.	259,505	6,741,940
STAG Industrial, Inc.	305,810	7,608,553
Sun Communities, Inc.	85,709	8,717,462

		62,546,273

CONSUMER DISCRETIONARY–9.1%
AUTO COMPONENTS–1.6%
Cooper-Standard Holdings, Inc.(a)	69,028	4,288,019
Lear Corp.	37,374	4,591,770

		8,879,789

DIVERSIFIED CONSUMER SERVICES–1.9%
Houghton Mifflin Harcourt Co.(a)	489,525	4,337,192
Sotheby’s(a)	155,884	6,194,830

		10,532,022

HOTELS, RESTAURANTS & LEISURE–1.2%
Bloomin’ Brands, Inc.	397,349	7,108,573

HOUSEHOLD DURABLES–1.9%
Lennar Corp.–Class A	144,593	5,660,816
Taylor Morrison Home Corp.–Class A(a)	315,150	5,010,885

		10,671,701

SPECIALTY RETAIL–1.6%
Michaels Cos., Inc. (The)(a)	371,610	5,031,599
Signet Jewelers Ltd.	131,350	4,172,990

		9,204,589

TEXTILES, APPAREL & LUXURY GOODS–0.9%
Skechers U.S.A., Inc.–Class A(a)	214,566	4,911,416

		51,308,090

ENERGY–6.2%
ENERGY EQUIPMENT & SERVICES–2.9%
Dril-Quip, Inc.(a)	111,704	3,354,471
Helix Energy Solutions Group, Inc.(a)	333,230	1,802,774
Oil States International, Inc.(a)	244,030	3,484,748
Patterson-UTI Energy, Inc.	375,910	3,890,669
RPC, Inc.(b)	372,210	3,673,713

		16,206,375

OIL, GAS & CONSUMABLE FUELS–3.3%
HollyFrontier Corp.	71,060	$3,632,587
Oasis Petroleum, Inc.(a)	654,630	3,620,104
QEP Resources, Inc.(a)	876,428	4,934,290
SM Energy Co.	297,290	4,602,049
SRC Energy, Inc.(a)	352,540	1,656,938

		18,445,968

		34,652,343

UTILITIES–5.8%
ELECTRIC UTILITIES–3.8%
Alliant Energy Corp.	203,518	8,598,635
PNM Resources, Inc.	143,720	5,905,455
Portland General Electric Co.	148,830	6,823,856

		21,327,946

GAS UTILITIES–1.1%
Southwest Gas Holdings, Inc.	77,290	5,912,685

MULTI-UTILITIES–0.9%
Black Hills Corp.	83,775	5,259,394

		32,500,025

CONSUMER STAPLES–5.1%
BEVERAGES–1.2%
Cott Corp.	479,419	6,683,101

FOOD & STAPLES RETAILING–1.6%
US Foods Holding Corp.(a)	292,150	9,243,626

FOOD PRODUCTS–2.3%
Ingredion, Inc.	65,861	6,019,695
Nomad Foods Ltd.(a)	401,320	6,710,071

		12,729,766

		28,656,493

MATERIALS–4.0%
CHEMICALS–1.9%
Orion Engineered Carbons SA	195,968	4,954,071
Trinseo SA	127,440	5,834,203

		10,788,274

CONTAINERS & PACKAGING–1.2%
Graphic Packaging Holding Co.	534,708	5,689,293
Sealed Air Corp.	24,380	849,399

		6,538,692

METALS & MINING–0.9%
Alcoa Corp.(a)	188,180	5,001,825

		22,328,791

HEALTH CARE–3.2%
HEALTH CARE PROVIDERS & SERVICES–1.9%
Molina Healthcare, Inc.(a)	50,852	5,910,020
WellCare Health Plans, Inc.(a)	19,411	4,582,743

		10,492,763

LIFE SCIENCES TOOLS & SERVICES–1.3%
ICON PLC(a)	59,268	7,658,018

		18,150,781

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMUNICATION SERVICES–1.2%
MEDIA–1.2%
Criteo SA (Sponsored ADR)(a)	140,370	$3,189,207
Scholastic Corp.	94,320	3,797,323

		6,986,530

Total Common Stocks (cost $556,341,355)		555,903,833

SHORT-TERM INVESTMENTS–0.8%
INVESTMENT COMPANIES–0.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $4,557,009)	4,557,009	4,557,009

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.6% (cost $560,898,364)		560,460,842

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%(c)(d)(e) (cost $2,472,505)	2,472,505	$2,472,505

TOTAL INVESTMENTS–100.0% (cost $563,370,869)		562,933,347
Other assets less liabilities–0.0%		59,317

NET ASSETS–100.0%		$562,992,664

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $556,341,355)	$555,903,833	(a)
Affiliated issuers (cost $7,029,514—including investment of cash collateral for securities loaned of $2,472,505)	7,029,514
Cash	42
Unaffiliated dividends and interest receivable	1,195,043
Receivable for capital stock sold	1,182,704
Receivable for investment securities sold	1,008,565
Affiliated dividends receivable	15,995

Total assets	566,335,696

LIABILITIES
Payable for collateral received on securities loaned	2,472,505
Advisory fee payable	347,081
Payable for investment securities purchased	251,063
Distribution fee payable	77,160
Payable for capital stock redeemed	75,972
Administrative fee payable	17,842
Transfer Agent fee payable	206
Accrued expenses	101,203

Total liabilities	3,343,032

NET ASSETS	$562,992,664

COMPOSITION OF NET ASSETS
Capital stock, at par	$33,487
Additional paid-in capital	493,316,951
Distributable earnings	69,642,226

	$562,992,664

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$188,051,807	11,108,997	$16.93

B	$374,940,857	22,378,339	$16.75

(a)	Includes securities on loan with a value of $2,380,841 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $34,506)	$9,415,640
Affiliated issuers	200,056
Interest	10,392

9,626,088

EXPENSES
Advisory fee (see Note B)	5,074,899
Distribution fee—Class B	1,128,849
Transfer agency—Class A	2,114
Transfer agency—Class B	4,241
Custodian	124,566
Printing	76,648
Administrative	69,242
Legal	57,604
Audit and tax	50,547
Directors’ fees	24,724
Miscellaneous	21,085

Total expenses	6,634,519
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(16,316)

Net expenses	6,618,203

Net investment income	3,007,885

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	67,778,832
Net change in unrealized appreciation/depreciation of investments	(170,330,626)

Net loss on investment transactions	(102,551,794)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(99,543,909)

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,007,885	$2,068,051
Net realized gain on investment transactions	67,778,832	54,025,680
Net change in unrealized appreciation/depreciation of investments	(170,330,626)	27,557,556

Net increase (decrease) in net assets from operations	(99,543,909)	83,651,287
DISTRIBUTIONS TO SHAREHOLDERS*
Class A	(18,827,338)	(11,971,356)
Class B	(36,997,043)	(23,744,012)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	15,207,829	(31,401,524)

Total increase (decrease)	(140,160,461)	16,534,395
NET ASSETS
Beginning of period	703,153,125	686,618,730

End of period	$562,992,664	$703,153,125

*	The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note J, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$555,903,833		$–0	–	$–0	–	$555,903,833
Short-Term Investments	4,557,009		–0	–	–0	–	4,557,009
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,472,505		–0	–	–0	–	2,472,505

Total Investments in Securities	562,933,347		–0	–	–0	–	562,933,347
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$562,933,347		$–0	–	$–0	–	$562,933,347

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2018, there were no expenses waived by the Adviser.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,242.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $6,436.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$85,226	$80,669	$4,557	$104
Government Money Market Portfolio*	18,302	140,034	155,863	2,473	96

Total				$7,030	$200

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $270,404, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$256,046,802		$287,790,260
U.S. government securities	–0	–	–0	–

16

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$564,452,695

Gross unrealized appreciation	$74,490,035
Gross unrealized depreciation	(76,009,383)

Net unrealized depreciation	$(1,519,348)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2018.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had securities on loan with a value of $2,380,841 and had received cash collateral which has been invested into Government Money Market Portfolio of $2,472,505. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned net securities lending income of $95,901 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended December 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $9,880. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	871,353	1,291,766	$18,001,497	$26,552,466
Shares issued in reinvestment of dividends and distributions	902,990	629,078	18,827,338	11,971,356
Shares redeemed	(1,440,937)	(2,537,276)	(30,577,505)	(51,958,746)

Net increase (decrease)	333,406	(616,432)	$6,251,330	$(13,434,924)

Class B
Shares sold	1,658,064	2,296,542	$33,516,890	$46,650,675
Shares issued in reinvestment of dividends and distributions	1,790,757	1,258,294	36,997,043	23,744,012
Shares redeemed	(2,929,462)	(4,333,856)	(61,557,434)	(88,361,287)

Net increase (decrease)	519,359	(779,020)	$8,956,499	$(17,966,600)

At December 31, 2018, certain shareholders of the Portfolio owned 71% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

18

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,075,837	$2,130,190
Net long-term capital gains	53,748,544	33,585,178

Total taxable distributions	$55,824,381	$35,715,368

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,552,486
Undistributed net capital gain	63,609,090
Unrealized appreciation/(depreciation)	(1,519,348	)(a)

Total accumulated earnings/(deficit)	$69,642,228

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$21.68		$20.29		$17.29		$21.95	$22.89

Income From Investment Operations
Net investment income (a)	.13	(b)	.10	(b)	.10	(b)†	.11	.17
Net realized and unrealized gain (loss) on investment transactions	(3.04)		2.41		4.09		(1.11)	1.82

Net increase (decrease) in net asset value from operations	(2.91)		2.51		4.19		(1.00)	1.99

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.09)		(.11)		(.17)	(.17)
Distributions from net realized gain on investment transactions	(1.73)		(1.03)		(1.08)		(3.49)	(2.76)

Total dividends and distributions	(1.84)		(1.12)		(1.19)		(3.66)	(2.93)

Net asset value, end of period	$16.93		$21.68		$20.29		$17.29	$21.95

Total Return
Total investment return based on net asset value (c)*	(15.03)%		13.15%		25.09	%†	(5.49)%	9.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$188,052		$233,652		$231,197		$191,388	$211,680
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81%		.81%		.82%		.82%	.82%
Expenses, before waivers/reimbursements	.81%		.82%		.83%		.82%	.82%
Net investment income	.61	%(b)	.47	%(b)	.53	%(b)†	.56%	.75%
Portfolio turnover rate	39%		33%		57%		42%	45%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$21.48		$20.12		$17.15		$21.79	$22.74

Income From Investment Operations
Net investment income (a)	.07	(b)	.05	(b)	.05	(b)†	.06	.11
Net realized and unrealized gain (loss) on investment transactions	(3.02)		2.39		4.06		(1.09)	1.81

Net increase (decrease) in net asset value from operations	(2.95)		2.44		4.11		(1.03)	1.92

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.05)		(.06)		(.12)	(.11)
Distributions from net realized gain on investment transactions	(1.73)		(1.03)		(1.08)		(3.49)	(2.76)

Total dividends and distributions	(1.78)		(1.08)		(1.14)		(3.61)	(2.87)

Net asset value, end of period	$16.75		$21.48		$20.12		$17.15	$21.79

Total Return
Total investment return based on net asset value (c)*	(15.29)%		12.85%		24.79	%†	(5.69)%	8.95%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$374,941		$469,501		$455,422		$386,875	$447,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.06%		1.06%		1.07%		1.07%	1.07%
Expenses, before waivers/reimbursements	1.06%		1.07%		1.08%		1.07%	1.07%
Net investment income	.36	%(b)	.22	%(b)	.28	%(b)†	.31%	.49%
Portfolio turnover rate.	39%		33%		57%		42%	45%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.003%	.003%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018 and December 31, 2017 by .07% and .11%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small/Mid Cap Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small/Mid Cap Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14 , 2019

22

2018 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2018. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

23

SMALL/MID CAP VALUE PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Small-Mid Cap Value Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
30,874,999	503,376	1,490,986

*	Mr. Foulk retired on December 31, 2018.

24

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
James W. MacGregor(2), Vice President Shri Singhvi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Messrs. MacGregor and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

25

SMALL/MID CAP VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	95	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

27

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

James W. MacGregor 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Shri Singhvi 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abfunds.com, for a free prospectus or SAI.

29

SMALL/MID CAP VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Small/Mid Cap Value Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the

30

AB Variable Products Series Fund

Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

31

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

32

AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

33

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

34

AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

35

VPS-SMCV-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2019

The following is an update of AB Variable Products Series Fund—Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2018.

At a meeting held on November 6-8, 2018, the Board of Directors of AB Variable Products Series Fund, Inc. (the “Fund”) approved the acquisition of the assets and assumption of the liabilities of the Portfolio by AB Growth and Income Portfolio (the “Acquiring Portfolio,” and together with the Portfolio, the “Portfolios”), each a series of the Fund. The Portfolios have the same investment objective and certain similarities in investment strategies, as both Portfolios seek long-term growth of capital and invest in the securities of US companies, using a value approach to investing.

At the time of the acquisition, all of the Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio, and shareholders of the Portfolio will receive shares of the same class of the Acquiring Portfolio.

The acquisition does not require approval of either Portfolio’s shareholders. The acquisition is expected to be consummated on or about April 18, 2019.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-US issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its primary benchmark, the Russell 1000 Value Index, and the broad US stock market, as represented by the Standard and Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2018.

All share classes of the Portfolio underperformed the primary benchmark for the annual period. Stock selection in the financials, health care and consumer staples sectors detracted from performance, relative to the benchmark. Stock selection and an overweight to technology contributed, as did stock selection in communication services.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities ended 2018 in negative territory, marking one of the worst years for the stock market in a decade. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the period as investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment, and as the benefits of tax reform roll off. The US Federal Reserve raised rates four times during the period as expected, but softened its tone in December, and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in China toward the end of the period. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s Senior Investment Management Team (the “Team”) remains focused on attractively valued opportunities, which they believe are widespread across most industry sectors and regions. The Team believes that stock selection is critical, particularly in the current environment, and remains focused on companies with the best competitive positions, strongest balance sheets and cash flow.

1

VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

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VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2018 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Value Portfolio Class A2	-15.17%	2.13%	8.68%

Value Portfolio Class B2	-15.35%	1.88%	8.43%

Primary Benchmark: Russell 1000 Value Index	-8.27%	5.95%	11.18%

S&P 500 Index	-4.38%	8.49%	13.12%
1 Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2018, by 0.09%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.87% and 1.12% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2008 TO 12/31/2018 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Value Portfolio Class A shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

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VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$873.50	$4.49	0.95%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.42	$4.84	0.95%

Class B
Actual	$1,000	$872.90	$5.66	1.20%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.16	$6.11	1.20%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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TEN LARGEST HOLDINGS[1]

December 31, 2018 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Oracle Corp.	$2,639,378	5.1%
Wells Fargo & Co.	2,466,017	4.8
Comcast Corp.—Class A	2,232,999	4.3
Pfizer, Inc.	2,035,749	3.9
Bank of America Corp.	1,701,762	3.3
EOG Resources, Inc.	1,688,037	3.3
T-Mobile US, Inc.	1,669,890	3.2
American Electric Power Co., Inc.	1,410,120	2.7
Cigna Corp.	1,384,707	2.7
Twenty-First Century Fox, Inc.—Class A	1,380,948	2.7

	$18,609,607	36.0%

SECTOR BREAKDOWN2

December 31, 2018 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$10,724,855	20.8%
Health Care	7,124,350	13.8
Information Technology	6,400,394	12.4
Communication Services	6,213,409	12.0
Energy	5,008,943	9.7
Consumer Staples	3,474,981	6.7
Consumer Discretionary	3,255,985	6.3
Utilities	3,054,063	5.9
Industrials	2,445,984	4.7
Real Estate	2,131,691	4.1
Materials	1,863,793	3.6
Short-Term Investments	1,707	0.0

Total Investments	$51,700,155	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2018	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–100.0%

FINANCIALS–20.8%
BANKS–10.7%
Bank of America Corp.	69,065	$1,701,762
Comerica, Inc.	7,893	542,170
Wells Fargo & Co.	53,516	2,466,017
Zions Bancorp NA	19,762	805,104

		5,515,053

CONSUMER FINANCE–4.7%
Capital One Financial Corp.	16,905	1,277,849
OneMain Holdings, Inc.(a)	17,967	436,418
Synchrony Financial	29,724	697,325

		2,411,592

INSURANCE–5.4%
Everest Re Group Ltd.	4,451	969,250
Fidelity National Financial, Inc.	31,590	993,189
Reinsurance Group of America, Inc.–Class A	5,960	835,771

		2,798,210

		10,724,855

HEALTH CARE–13.8%
BIOTECHNOLOGY–2.6%
Gilead Sciences, Inc.	21,443	1,341,260

HEALTH CARE PROVIDERS & SERVICES–2.7%
Cigna Corp.	7,291	1,384,707

PHARMACEUTICALS–8.5%
Novo Nordisk A/S (Sponsored ADR)	27,524	1,268,030
Pfizer, Inc.	46,638	2,035,749
Roche Holding AG (Sponsored ADR)	18,374	571,064
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	33,952	523,540

		4,398,383

		7,124,350

INFORMATION TECHNOLOGY–12.4%
COMMUNICATIONS EQUIPMENT–5.8%
Finisar Corp.(a)	26,826	579,441
Juniper Networks, Inc.	45,514	1,224,782
Nokia Oyj (Sponsored ADR)–Class A	208,141	1,211,381

		3,015,604

SOFTWARE–5.1%
Oracle Corp.	58,458	2,639,378

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.5%
NCR Corp.(a)	14,649	338,099
Xerox Corp.	20,613	407,313

		745,412

		6,400,394

COMMUNICATION SERVICES–12.0%
ENTERTAINMENT–2.7%
Twenty-First Century Fox, Inc.–Class A	28,698	$1,380,948

MEDIA–6.1%
Charter Communications, Inc.–Class A(a)	3,262	929,572
Comcast Corp.–Class A	65,580	2,232,999

		3,162,571

WIRELESS TELECOMMUNICATION SERVICES–3.2%
T-Mobile US, Inc.(a)	26,252	1,669,890

		6,213,409

ENERGY–9.7%
ENERGY EQUIPMENT & SERVICES–1.4%
Dril-Quip, Inc.(a)	6,985	209,760
RPC, Inc.(b)	54,044	533,414

		743,174

OIL, GAS & CONSUMABLE FUELS–8.3%
Cimarex Energy Co.	5,947	366,632
Devon Energy Corp.	23,611	532,192
EOG Resources, Inc.	19,356	1,688,037
Hess Corp.	13,663	553,351
Marathon Petroleum Corp.	19,074	1,125,557

		4,265,769

		5,008,943

CONSUMER STAPLES–6.7%
BEVERAGES–2.1%
PepsiCo, Inc.	10,144	1,120,709

FOOD & STAPLES RETAILING–1.6%
US Foods Holding Corp.(a)	25,623	810,712

TOBACCO–3.0%
British American Tobacco PLC (Sponsored ADR)	14,295	455,439
Philip Morris International, Inc.	16,299	1,088,121

		1,543,560

		3,474,981

CONSUMER DISCRETIONARY–6.3%
AUTO COMPONENTS–2.6%
Lear Corp.	3,665	450,282
Magna International, Inc.–Class A	19,759	898,046

		1,348,328

SPECIALTY RETAIL–2.9%
Gap, Inc. (The)	27,515	708,786
Michaels Cos., Inc. (The)(a)	34,366	465,316
Signet Jewelers Ltd.	10,040	318,971

		1,493,073

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.8%
Skechers U.S.A., Inc.–Class A(a)	18,112	$414,584

		3,255,985

UTILITIES–5.9%
ELECTRIC UTILITIES–4.1%
American Electric Power Co., Inc.	18,867	1,410,120
NextEra Energy, Inc.	4,226	734,563

		2,144,683

MULTI-UTILITIES–1.8%
NiSource, Inc.	35,873	909,380

		3,054,063

INDUSTRIALS–4.7%
AEROSPACE & DEFENSE–2.5%
Raytheon Co.	8,626	1,322,797

AIRLINES–2.2%
Alaska Air Group, Inc.	9,210	560,429
JetBlue Airways Corp.(a)	35,041	562,758

		1,123,187

		2,445,984

REAL ESTATE–4.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–4.1%
CubeSmart	14,360	411,988
Mid-America Apartment Communities, Inc.	10,782	1,031,838
Sun Communities, Inc.	6,763	687,865

		2,131,691

MATERIALS–3.6%
CHEMICALS–2.8%
CF Industries Holdings, Inc.	12,336	536,739
Mosaic Co. (The)	30,489	890,584

		1,427,323

METALS & MINING–0.8%
Alcoa Corp.(a)	16,421	436,470

		1,863,793

Total Common Stocks (cost $51,859,896)		51,698,448

SHORT-TERM INVESTMENTS–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio, 2.31%(c)(d)(e) (cost $1,707)	1,707	$1,707

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $51,861,603)		51,700,155

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.1%
INVESTMENT COMPANIES–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.31%)(c)(d)(e) (cost $46,125)	46,125	46,125

TOTAL INVESTMENTS–100.1% (cost $51,907,728)		51,746,280
Other assets less liabilities–(0.1)%		(75,626)

NET ASSETS–100.0%		$51,670,654

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

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VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2018	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $51,859,896)	$51,698,448	(a)
Affiliated issuers (cost $47,832—including investment of cash collateral for securities loaned of $46,125)	47,832
Cash	8
Unaffiliated dividends receivable	76,973
Receivable for investment securities sold	62,876
Receivable for capital stock sold	11,990
Affiliated dividends receivable	221
Other assets	14,816

Total assets	51,913,164

LIABILITIES
Payable for capital stock redeemed	86,876
Payable for collateral received on securities loaned	46,125
Audit and tax fee payable	33,616
Advisory fee payable	23,671
Administrative fee payable	17,636
Distribution fee payable	10,563
Transfer Agent fee payable	206
Accrued expenses	23,817

Total liabilities	242,510

NET ASSETS	$51,670,654

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,584
Additional paid-in capital	47,458,820
Distributable earnings	4,208,250

	$51,670,654

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$984,645	67,845	$14.51

B	$50,686,009	3,515,971	$14.42

(a)	Includes securities on loan with a value of $44,415 (see Note E).

See notes to financial statements.

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VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2018	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $14,551)	$1,275,233
Affiliated issuers	13,521
Interest	269
Securities lending income	5,073

1,294,096

EXPENSES
Advisory fee (see Note B)	357,479
Distribution fee—Class B	159,567
Transfer agency—Class A	71
Transfer agency—Class B	3,846
Administrative	69,331
Custodian	62,892
Audit and tax	44,468
Legal	34,310
Directors’ fees	24,784
Miscellaneous	3,815

Total expenses	760,563
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(977)

Net expenses	759,586

Net investment income	534,510

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	4,271,867
Foreign currency transactions	188
Net change in unrealized appreciation/depreciation of:
Investments	(14,444,728)
Foreign currency denominated assets and liabilities	(134)

Net loss on investment and foreign currency transactions	(10,172,807)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(9,638,297)

See notes to financial statements.

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VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$534,510	$631,186
Net realized gain on investment and foreign currency transactions	4,272,055	4,813,959
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(14,444,862)	3,965,651
Contributions from Affiliates (see Note B)	–0	–	16,161

Net increase (decrease) in net assets from operations	(9,638,297)	9,426,957
Distributions to Shareholders
Class A	(14,490)	(15,850)
Class B	(616,210)	(838,398)
CAPITAL STOCK TRANSACTIONS
Net decrease	(11,372,997)	(16,468,635)

Total decrease	(21,641,994)	(7,895,926)
NET ASSETS
Beginning of period	73,312,648	81,208,574

End of period	$51,670,654	$73,312,648

See notes to financial statements.

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VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2018	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fourteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

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VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2018:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$51,698,448		$–0	–	$–0	–	$51,698,448
Short-Term Investments	1,707		–0	–	–0	–	1,707
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	46,125		–0	–	–0	–	46,125

Total Investments in Securities	51,746,280		–0	–	–0	–	51,746,280
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$51,746,280		$–0	–	$–0	–	$51,746,280

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2018, there were no expenses waived by the Adviser.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

14

AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2018, the reimbursement for such services amounted to $69,331.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $16,161 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,200 for the year ended December 31, 2018.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $242.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$10,686	$10,684	$2	$4
Government Money Market Portfolio*	1,364	16,381	17,699	46	10

Total				$48	$14

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $16,233, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$22,200,541		$33,685,629
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$52,129,374

Gross unrealized appreciation	$6,283,818
Gross unrealized depreciation	(6,666,912)

Net unrealized depreciation	$(383,094)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2018.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2018, the Portfolio had securities on loan with a value of $44,415 and had received cash collateral which has been invested into Government Money Market Portfolio of $46,125. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $5,073 and $10,440 from the borrowers and Government Money Market Portfolio, respectively, for the

16

AB Variable Products Series Fund

year ended December 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2018, such waiver amounted to $735. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Class A
Shares sold	6,811	15,153	$114,698	$246,774
Shares issued in reinvestment of dividends	851	1,012	14,490	15,850
Shares redeemed	(18,538)	(31,966)	(314,509)	(507,161)

Net decrease	(10,876)	(15,801)	$(185,321)	$(244,537)

Class B
Shares sold	155,127	240,673	$2,545,015	$3,804,324
Shares issued in reinvestment of dividends	36,397	53,882	616,210	838,398
Shares redeemed	(858,764)	(1,302,389)	(14,348,901)	(20,866,820)

Net decrease	(667,240)	(1,007,834)	$(11,187,676)	$(16,224,098)

At December 31, 2018, certain shareholders of the Portfolio owned 92% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2018.

17

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$630,700	$854,248

Total taxable distributions paid	$630,700	$854,248

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$534,350
Undistributed capital gains	4,056,996
Unrealized appreciation/(depreciation)	(383,094	)(a)

Total accumulated earnings/(deficit)	$4,208,252

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K: Subsequent Events

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Portfolio by AB Growth and Income Portfolio (the “Acquiring Portfolio,” and together with the Portfolio, the “Portfolios”), each a series of the Fund. The Portfolios have the same investment objective and certain similarities in investment strategies, as both Portfolios seek long-term growth of capital and invest in the securities of U.S. companies, using a value approach to investing.

At the time of the acquisition, all of the Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio, and shareholders of the Portfolio will receive shares of the same class of the Acquiring Portfolio.

The acquisition does not require approval of either Portfolio’s shareholders. The acquisition is expected to be consummated on or about April 18, 2019.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

18

VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.32	$15.47	$14.11	$15.50	$14.22

Income From Investment Operations
Net investment income (a)	.18	(b)	.17	(b)	.19	(b)†	.21	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.78)	1.91	1.42	(1.26)	1.31
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(2.60)	2.08	1.61	(1.05)	1.57

Less: Dividends
Dividends from net investment income	(.21)	(.23)	(.25)	(.34)	(.29)

Net asset value, end of period	$14.51	$17.32	$15.47	$14.11	$15.50

Total Return
Total investment return based on net asset value (d)*	(15.17)%	13.57%	11.55	%†	(6.95)%	11.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$985	$1,364	$1,463	$1,373	$2,050
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%	.87%	.88%	.81%	.79%
Expenses, before waivers/reimbursements	.93%	.87%	.89%	.81%	.79%
Net investment income	1.07	%(b)	1.08	%(b)	1.30	%(b)†	1.38%	1.74%
Portfolio turnover rate	34%	36%	68%	83%	42%

See footnote summary on page 20.

19

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.20	$15.36	$14.00	$15.37	$14.10

Income From Investment Operations
Net investment income (a)	.14	(b)	.13	(b)	.15	(b)†	.17	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.76)	1.89	1.42	(1.25)	1.29
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(2.62)	2.02	1.57	(1.08)	1.51

Less: Dividends
Dividends from net investment income	(.16)	(.18)	(.21)	(.29)	(.24)

Net asset value, end of period	$14.42	$17.20	$15.36	$14.00	$15.37

Total Return
Total investment return based on net asset value (d)*	(15.35)%	13.29%	11.29	%†	(7.17)%	10.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,686	$71,949	$79,746	$85,064	$112,143
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17%	1.12%	1.13%	1.06%	1.04%
Expenses, before waivers/reimbursements	1.17%	1.12%	1.14%	1.06%	1.04%
Net investment income	.82	%(b)	.83	%(b)	1.06	%(b)†	1.14%	1.51%
Portfolio turnover rate	34%	36%	68%	83%	42%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .09%, .13%, .02%, .17% and .04%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2019

21

2018 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2018. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

22

VALUE PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING

(unaudited)	AB Variable Products Series Fund

A Special Meeting of Shareholders of the AB Variable Products Series Fund, Inc. (the “Fund”)—AB Value Portfolio (the “Portfolio”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	185,583,716	7,289,141
William H. Foulk, Jr.*	185,019,810	7,853,047
Nancy P. Jacklin	185,893,313	6,979,544
Robert M. Keith	186,480,457	6,392,400
Carol C. McMullen	185,989,602	6,883,255
Garry L. Moody	186,334,076	6,538,781
Marshall C. Turner	185,518,803	7,354,054
Earl D. Weiner	185,570,565	7,302,293

2. To vote upon the approval of new advisory agreements for the Portfolio with AllianceBernstein L.P.

Voted For	Voted Against	Abstained
3,476,496	61,043	223,972

*	Mr. Foulk retired on December 31, 2018.

23

VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Cem Inal(2), Vice President Joseph G. Paul(2), Vice President Emilie D. Wrapp, Secretary Michael Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Inal and Paul are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	95	None

INDEPENDENT DIRECTOR

Marshall C. Turner, Jr., ## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, ## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR (continued)

Nancy P. Jacklin, ## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen, ## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTOR (continued)

Garry L. Moody, ## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995- 2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardlQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner, ## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

27

VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Joseph G. Paul 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of US Value Equities.

Cem Inal 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

28

VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved a new advisory agreement with the Adviser (the “Proposed Agreement”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Value Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreement for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreement.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreement, resulting in the automatic termination of such advisory agreement.

The shareholders of the Fund subsequently approved the Proposed Agreement at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreement.

A discussion regarding the basis for the Board’s approvals at a meeting held on July 31-August 2, 2018 is set forth below.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENT AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds

29

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

30

AB Variable Products Series Fund

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

31

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Value Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

32

AB Variable Products Series Fund

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of

33

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for

34

AB Variable Products Series Fund

setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

35

VPS-VAL-0151-1218

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Balanced Wealth Strategy Portfolio	2017	72,197	45	20,394
	2018	72,197	—	29,226
AB Global Thematic Growth Portfolio	2017	41,926	22	10,459
	2018	41,926	—	22,238
AB Growth Portfolio	2017	31,404	—	8,888
	2018	31,404	—	18,081
AB Growth & Income Portfolio	2017	31,404	246	13,642
	2018	31,404	2,000	20,591
AB Intermediate Bond Portfolio	2017	67,988	—	10,055
	2018	67,988	—	20,103
AB International Growth Portfolio	2017	41,926	5	13,972
	2018	41,926	—	27,795
AB International Value Portfolio	2017	41,926	70	13,396
	2018	41,926	—	26,660
AB Large Cap Growth Portfolio	2017	31,404	70	8,950
	2018	31,404	2,000	18,081
AB Real Estate Investment Portfolio	2017	35,613	—	17,016
	2018	35,613	—	28,819
AB Small Cap Growth Portfolio	2017	31,404	—	8,906
	2018	31,404	—	18,095
AB Small/Mid Cap Value Portfolio	2017	35,613	108	13,357
	2018	35,613	—	20,311
AB Value Portfolio	2017	31,404	10	9,902
	2018	31,404	—	19,111
AB Dynamic Asset Allocation Portfolio	2017	85,147	93	24,471
	2018	85,147	—	29,231
AB Global Bond Portfolio*	2017	36,029	—	9,359
	2018	—	—	9,863
AB Global Risk Allocation-Moderate Portfolio	2017	36,029	19	10,187
	2018	36,029	—	23,383

*	Fund liquidated.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2017	$743,554	20,439
			(45)
			(20,394)
	2018	$793,824	$29,226
			—
			(29,226)
AB Global Thematic Growth Portfolio	2017	$733,596	10,481
			(22)
			(10,459)
	2018	$786,836	$22,238
			—
			(22,238)
AB Growth Portfolio	2017	$732,003	8,888
			—
			(8,888)
	2018	$782,679	$18,081
			—
			(18,081)
AB Growth & Income Portfolio	2017	$737,003	13,888
			(246)
			(13,642)
	2018	$787,189	$22,591
			(2,000)
			(20,591)
AB Intermediate Bond Portfolio	2017	$733,170	10,055
			—
			(10,055)
	2018	$784,701	$20,103
			—
			(20,103)
AB International Growth Portfolio	2017	$737,092	13,977
			(5)
			(13,972)
	2018	$792,393	$27,795
			—
			(27,795)
AB International Value Portfolio	2017	$736,581	13,466
			(70)
			(13,396)
	2018	$791,258	$26,660
			—
			(26,660)

AB Large Cap Growth Portfolio	2017	$732,135	9,020
			(70)
			(8,950)
	2018	$784,679	$20,081
			(2,000)
			(18,081)
AB Real Estate Investment Portfolio	2017	$740,131	17,016
			—
			(17,016)
	2018	$793,417	$28,819
			—
			(28,819)
AB Small Cap Growth Portfolio	2017	$732,021	8,906
			—
			(8,906)
	2018	$782,693	$18,095
			—
			(18,095)
AB Small/Mid Cap Value Portfolio	2017	$736,580	13,465
			(108)
			(13,357)
	2018	$784,909	$20,311
			—
			(20,311)
AB Value Portfolio	2017	$733,027	9,912
			(10)
			(9,902)
	2018	$783,709	$19,111
			—
			(19,111)
AB Dynamic Asset Allocation Portfolio	2017	$747,679	24,564
			(93)
			(24,471)
	2018	$793,829	$29,231
			—
			(29,231)
AB Global Bond Portfolio*	2017	$732,474	9,359
			—
			(9,359)
	2018	$774,461	$9,863
			—
			(9,863)
AB Global Risk Allocation-Moderate Portfolio	2017	$733,321	10,206
			(19)
			(10,187)
	2018	$787,981	$23,383
			—
			(23,383)

*	Fund liquidated.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 14, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 14, 2019